                                                        ------------------------
                                                              OMB APPROVAL
                                                        ------------------------
                                                        OMB Number: 3235-0570
                                                        Expires: August 31, 2010
                                                        Estimated average burden
                                                        hours per response: 18.9
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05426

                              AIM Investment Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/07

Item 1. Reports to Stockholders.

INTERNATIONAL/
GLOBAL EQUITY

                                AIM CHINA FUND
                                Annual Report to Shareholders - October 31, 2007

Emerging Markets

Table of Contents

Letters to Shareholders..........    2
Performance Summary..............    4
Management Discussion............    4
Long-term Fund Performance.......    6
Supplemental Information.........    8
Schedule of Investments..........    9
Financial Statements.............   12
Notes to Financial Statements....   15
Financial Highlights.............   21
Auditor's Report.................   25
Fund Expenses....................   26
Approval of Advisory Agreement...   27             [COVER GLOBE IMAGE]
Tax Information..................   29
Trustees and Officers............   30

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]    INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM China Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
  Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.1 The cut followed 17 rate increases from June 2004 to June 20061 and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         IN CONCLUSION

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM China Fund


                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
  Bruce L. Crockett      of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM China Fund

Management's discussion of Fund performance                                        that are listed on the Hong Kong Stock Exchange,
                                                                                   firms incorporated in Hong Kong whose main
================================================================================   businesses are in China, and other China-related
PERFORMANCE SUMMARY                                                                corporations listed in or outside Hong Kong. We
                                                                                   research within the stock universe to identify
For the fiscal year ended October 31, 2007, Class A shares of AIM China Fund,      stocks with the following characteristics:
excluding sales charges, returned 162.36%, outperforming its broad market,
style-specific and peer group indexes.                                             o  Growth stocks selling at a reasonable price

   The Fund's outperformance versus the style-specific index can be attributed     o  Quality stocks we believe to be undervalued
mainly to positive stock selection in the energy and financials sectors. The          that will potentially benefit from a pick up
largest detractors from relative performance came from stock selection in             in the earnings cycle
utilities, as well as an overweight exposure in the health care and consumer
discretionary sectors. The Fund's cash exposure also detracted from relative          In particular, we evaluate four main criteria
performance in a rising market.                                                    when we perform stock research:

     Your Fund's long-term performance appears later in this report.               o  Valuation--in absolute and relative terms

FUND VS. INDEXES                                                                   o  Management/franchise value--management and
                                                                                      ownership, earnings quality, balance sheet
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales        quality, product quality
charges were included, returns would be lower.
                                                                                   o  Earnings growth--earnings per share growth,
Class A Shares                                          162.36%                       growth in market share, origin of growth
Class B Shares                                          160.56
Class C Shares                                          160.52                     o  Liquidity--days to get in and out, total
MSCI EAFE --REGISTERED TRADEMARK-- Index*                                             turnover
   (Broad Market Index)                                 24.91
MSCI China Index* (Style-Specific Index)                155.68                        We consider selling a Fund holding if:
Lipper China Region Funds Category Average*
   (Peer Group Index)                                   121.03                     o  We believe the stock is trading significantly
SOURCE: *LIPPER INC.                                                                  above its fair value
================================================================================
                                                                                   o  We believe a stock has negative earnings
How we invest                             focus on bottom-up stock selection,         momentum or sequential earnings downgrades,
                                          where we believe we can add the most        unless its valuation is already very low or
We believe that there are areas of        value. Indexes are listed for               distressed
inefficiencies in the Chinese equity      reference only and the Fund is not
market that we can systematically take    managed, and the portfolio is not        o  We see a permanent, fundamental deterioration
advantage of by strictly adhering to a    constructed, to mimic any index.            in a company's business prospects
disciplined investment process.
                                             To capitalize on secular growth in    o  We identify a more attractive opportunity
   Our investment process combines a      China, we have a broad-based                elsewhere
disciplined bottom-up and top-down        investment universe, including all
multifactor analysis. However, we         listed companies in China, companies
primarily                                 incorporated in mainland China
                                                                                                                       (continued)
=======================================   ======================================   =================================================

   PORTFOLIO COMPOSITION                      TOP 10 EQUITY HOLDINGS*              TOTAL NET ASSETS

By sector                                 1.  PetroChina Co. Ltd.-Class H          Total Net Assets                  $567.40 million
                                              (China)                        7.0%
Energy                             21.6%  2.  China Mobile Ltd. (Hong Kong)  6.8   Total Number of Holdings*                      77
Financials                         21.1   3.  China Life Insurance Co.,
Industrials                        17.7       Ltd.-Class H (China)           6.2
Telecommunications Services        11.1   4.  CNOOC Ltd. (China)             4.7
Materials                           9.2   5.  China Shenhua Energy Co.
Consumer Discretionary              8.6       Ltd.-Class H (Hong Kong)       3.2
Information Technology              1.6   6.  Ping An Insurance (Group) Co.
Consumer Staples                    1.5       of China Ltd.-Class H (China)  3.0
Health Care                         0.3   7.  China COSCO Holdings Co.
Money Market Funds Plus Other                 Ltd.-Class H (China)           2.9
Assets Less Liabilities             7.3   8.  China Petroleum and Chemical
                                              Corp. (Sinopec)-Class H
The Fund's holdings are subject to            (China)                        2.1
change, and there is no assurance that    9.  China Telecom Corp.
the Fund will continue to hold any            Ltd.-Class H (China)           2.1
particular security.                      10. China Unicom Ltd. (Hong Kong)  2.1
*Excluding money market fund holdings.

=======================================   ======================================   =================================================

AIM China Fund

Market conditions and your Fund           exposure in industrials and materials       The views and opinions expressed in
                                          also enhanced relative performance. On      management's discussion of Fund
Chinese stock markets performed           the other hand, our overweight position     performance are those of A I M Advisors,
particularly well during the period,      in the health care and consumer             Inc. These views and opinions are subject
fueled by robust economic fundamentals,   discretionary sectors detracted from the    to change at any time based on factors
strong corporate earnings momentum and    Fund's performance versus the MSCI China    such as market and economic conditions.
ample liquidity in the system.            Index. Stock selection in utilities also    These views and opinions may not be relied
                                          hurt relative performance for the period    upon as investment advice or
   Economic growth momentum in China      as did our cash exposure in a rising        recommendations, or as an offer for a
continued to be very strong, driven by    market environment. CHINA LIFE INSURANCE    particular security. The information is
accelerating fixed asset investment and   was the largest contributor to the Fund's   not a complete analysis of every aspect of
retail sales. China's economy expanded    performance for the fiscal year, while      any market, country, industry, security or
by 11.5% year-over-year in the third      biopharmaceutical company 3SBIO was the     the Fund. Statements of fact are from
quarter of 2007, and 2007 gross           largest detractor. We sold 3SBio.           sources considered reliable, but A I M
domestic product (GDP) was expected to                                                Advisors, Inc. makes no representation or
achieve the third consecutive year of        In terms of positioning, we continued    warranty as to their completeness or
double-digit growth.(1) In September      to favor companies that we believe are      accuracy. Although historical performance
2007, the Asian Development Bank also     positioned to benefit from the strength     is no guarantee of future results, these
revised China's 2008 real GDP forecast    of the domestic economy. Given the strong   insights may help you understand our
upward from 9.8% to 10.8%.(2) The         expansion of the Chinese economy, the       investment management philosophy.
strong economic growth was consistent     increasing affluence of the population
with the comment made by Chinese          and the rapid restructuring of various         See important Fund and index
President Hu Jintao during the 17th       industries, we favor domestic                  disclosures later in this report.
conference of the Chinese Communist       consumption, infrastructure, health care,
Party in October indicating that          environmental, as well as upstream                    Samantha Ho
maintaining China's rapid economic        resource segments of the market.               [HO    Chartered Financial Analyst,
growth remained a top priority. Fixed                                                   PHOTO]  investment director for INVESCO
asset investment growth remained strong,     While we see tremendous potential for              Hong Kong Limited, portfolio manager
rising 25.7% for first nine months of     investment opportunities in China over      of AIM China Fund. Ms. Ho began her
2007. (3) Retail sales grew 15.9%         the long-term, investors should be          investment career in 1989. She joined
year-over-year during first three         prepared for increased volatility in the    Invesco Ltd. in 2004. She earned a B.A.
quarters, reflecting the rise in          short-term considering the large gains we   from Bryn Mawr College and an M.B.A. from
domestic consumption.(4)                  experienced during the fiscal year. For     the UCLA Graduate School of Management.
                                          global investors, we believe the
   Meanwhile, China's consumer price      percentage allocation to Chinese equities             May Lo
Index (CPI) accelerated to a record       should be determined by the investor's          [LO   Assistant portfolio manager for
high of 6.5% year-over-year in            risk tolerance and time horizon.              PHOTO]  INVESCO Hong Kong, is a portfolio
August.(5) Inflationary pressure eased                                                          manager of AIM China Fund.
a bit in September, with the CPI rising      Over the past fiscal year, the Fund      Ms. Lo joined Invesco Ltd. in 2005. She
6.2% year-over-year.(5) The surge in      has experienced strong triple-digit         earned an M.B.A. from Massachusetts
inflation was mainly confined to food     returns. It would be imprudent for us to    Institute of Technology Sloan Business
prices. Non-food CPI inflation remained   suggest that such a level of performance    School and a B.S. from Cornell University.
relatively low at 1.1% year-over-year     is sustainable. However, we remain
in September.(6)                          committed to our discipline and maintain
                                          our positive stance on the Chinese
   While the valuations of Chinese        economy and its stock market over the
stocks listed on the Hong Kong Stock      long-term. We thank you for your
Exchange are no longer cheap, we          participation in AIM China Fund.
believed valuations are not too high as
they are supported by improvements in     Sources: (1)MarketWatch; (2)Taipei Times;
earnings growth and abundant liquidity    (3)China Daily; (4)Market Avenue;
in the system.                            (5)China Economic Review; (6)Investors
                                          Business Daily
   For the reporting period, positive
stock selection in the financials and
energy sectors contributed the most to
outperformance versus the
style-specific index. Our overweight

AIM China Fund

Your Fund's long-term performance

Past performance cannot guarantee             reflect sales charges. Performance of an
comparable future results.                    index of funds reflects fund expenses and
                                              management fees; performance of a market
   The data shown in the chart include        index does not. Performance shown in the
reinvested distributions, applicable sales    chart and table(s) does not reflect
charges, Fund expenses and management fees.   deduction of taxes a shareholder would
Results for Class B shares are calculated     pay on Fund distributions or sale of Fund
as if a hypothetical shareholder had          shares. Performance of the indexes does
liquidated his entire investment in the       not reflect the effects of taxes.
Fund at the close of the reporting period
and paid the applicable contingent deferred
sales charges. Index results include
reinvested dividends, but they do not

====================================================================================================================================

Continued from page 8

o A direct investment cannot be made in an    transactions. Generally accepted            Industry Classification Standard, which
index. Unless otherwise indicated, index      accounting principles require adjustments   was developed by and is the exclusive
results include reinvested dividends, and     to be made to the net assets of the Fund    property and a service mark of Morgan
they do not reflect sales charges.            at period end for financial reporting       Stanley Capital International Inc. and
Performance of an index of funds reflects     purposes, and as such, the net asset        Standard & Poor's.
fund expenses; performance of a market        values for shareholder transactions and
index does not.                               the returns based on those net asset        o The Chartered Financial Analyst
                                              values may differ from the net asset        --REGISTERED TRADEMARK-- (CFA --REGISTERED
Other information                             values and returns reported in the          TRADEMARK--) designation is a globally
                                              Financial Highlights.                       recognized standard for measuring the
o The returns shown in the management's                                                   competence and integrity of investment
discussion of Fund performance are based on   o Industry classifications used in this     professionals.
net asset values calculated for shareholder   report are generally according to the
                                              Global


====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/06

                                                                                                        LIPPER CHINA
                                                                                                        REGION FUNDS
                          AIM CHINA FUND    AIM CHINA FUND    AIM CHINA FUND   MSCI EAFE   MSCI CHINA     CATEGORY
                 DATE    -CLASS A SHARES   -CLASS B SHARES   -CLASS C SHARES    INDEX(1)    INDEX(1)     AVERAGE(1)

               3/31/06        $ 9450            $10000            $10000         $10000      $10000        $10000
                  4/06          9545             10100             10090          10478       10524         10504
                  5/06          9308              9840              9840          10071        9981         10067
                  6/06          9317              9850              9840          10070       10188         10061
                  7/06          9242              9761              9760          10170       10458         10088
                  8/06          9251              9761              9750          10449       10686         10264
                  9/06          9704             10241             10230          10465       11084         10549
                 10/06         10375             10931             10921          10873       11849         11097
                 11/06         11471             12081             12070          11197       13144         12192
                 12/06         12758             13437             13426          11549       15060         13360
                  1/07         12577             13235             13225          11627       14422         13384
                  2/07         12873             13537             13526          11721       14169         13445
                  3/07         13492             14170             14170          12020       14715         13783
                  4/07         14245             14944             14944          12554       15268         14250
                  5/07         15912             16694             16683          12774       16419         15389
                  6/07         17207             18041             18031          12789       18313         16746
                  7/07         19483             20413             20395          12601       20208         17983
                  8/07         20179             21128             21109          12404       21664         18642
                  9/07         23653             24758             24739          13068       25984         21578
                 10/07         27228             28079             28449          13581       30295         24547

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

AIM China Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable          As of 9/30/07, the most recent calendar
sales charges                                 quarter-end, including applicable sales
                                              charges
CLASS A SHARES
                                              CLASS A SHARES
Inception (3/31/06)                  88.03%   Inception (3/31/06)                77.45%
   1 Year                           147.91       1 Year                         130.25

CLASS B SHARES                                CLASS B SHARES
Inception (3/31/06)                  91.72%   Inception (3/31/06)                80.94%
   1 Year                           155.56       1 Year                         136.78

CLASS C SHARES                                CLASS C SHARES
Inception (3/31/06)                  93.30%   Inception (3/31/06)                82.81%
   1 Year                           159.52       1 Year                         140.82

THE PERFORMANCE DATA QUOTED REPRESENT PAST       CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    AND CLASS C SHARE PERFORMANCE REFLECTS
LOWER OR HIGHER. PLEASE VISIT                 THE APPLICABLE CONTINGENT DEFERRED SALES
AIMINVESTMENTS.COM FOR THE MOST RECENT        CHARGE (CDSC) FOR THE PERIOD INVOLVED.
MONTH-END PERFORMANCE. PERFORMANCE FIGURES    THE CDSC ON CLASS B SHARES DECLINES FROM
REFLECT REINVESTED DISTRIBUTIONS, CHANGES     5% BEGINNING AT THE TIME OF PURCHASE TO
IN NET ASSET VALUE AND THE EFFECT OF THE      0% AT THE BEGINNING OF THE SEVENTH YEAR.
MAXIMUM SALES CHARGE UNLESS OTHERWISE         THE CDSC ON CLASS C SHARES IS 1% FOR THE
STATED. INVESTMENT RETURN AND PRINCIPAL       FIRST YEAR AFTER PURCHASE.
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL SHARES.               THE PERFORMANCE OF THE FUND'S SHARE
                                              CLASSES WILL DIFFER PRIMARILY DUE TO
   THE NET ANNUAL FUND OPERATING EXPENSE      DIFFERENT SALES CHARGE STRUCTURES AND
RATIO SET FORTH IN THE MOST RECENT FUND       CLASS EXPENSES.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B AND CLASS C SHARES WAS      A REDEMPTION FEE OF 2% WILL BE IMPOSED
2.09%, 2.84% AND 2.84%, RESPECTIVELY.(1)      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
THE TOTAL ANNUAL FUND OPERATING EXPENSE       OF THE FUND WITHIN 30 DAYS OF PURCHASE.
RATIO SET FORTH IN THE MOST RECENT FUND       EXCEPTIONS TO THE REDEMPTION FEE ARE
PROSPECTUS AS OF THE DATE OF THIS REPORT      LISTED IN THE FUND'S PROSPECTUS.
FOR CLASS A, CLASS B AND CLASS C SHARES WAS
4.14%, 4.89% AND 4.89%, RESPECTIVELY. THE     (1) Total annual operating expenses less
EXPENSE RATIOS PRESENTED ABOVE MAY VARY       any contractual fee waivers and/or
FROM THE EXPENSE RATIOS PRESENTED IN OTHER    expense reimbursements by the advisor in
SECTIONS OF THIS REPORT THAT ARE BASED ON     effect through at least June 30, 2008.
EXPENSES INCURRED DURING THE PERIOD COVERED   See current prospectus for more
BY THIS REPORT.                               information.

                                                                                          ==========================================
                                                                                          FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.
                                                                                          ==========================================

AIM China Fund

AIM CHINA FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           o Prices of equity securities change in     o Certain securities issued by companies
                                              response to many factors including the      in China may be less liquid, harder to
o Class B shares are not available as an      historical and prospective earnings of      sell and more volatile than many U.S
investment for retirement plans maintained    the issuer, the value of its assets,        securities
pursuant to Section 401 of the Internal       general economic conditions, interest
Revenue Code, including 401(k) plans, money   rates, investor perceptions and market      o There is no guarantee that the
purchase pension plans and profit sharing     liquidity.                                  investment techniques and risk analyses
plans. Plans that had existing accounts                                                   used by the Fund's portfolio managers will
invested in Class B shares prior to           o Foreign securities have additional        produce the desired results.
September 30, 2003, will continue to be       risks, including exchange rate changes,
allowed to make additional purchases.         political and economic upheaval, the        o The prices of securities held by the
                                              relative lack of information, relatively    Fund may decline in response to market
Principal risks of investing in the Fund      low market liquidity, and the potential     risks.
                                              lack of strict financial and accounting
o The value of convertible securities in      controls and standards.                     o The Fund may invest in A Shares, which
which the Fund invests may be affected by                                                 have limitations to repatriate Fund assets
market interest rates--the risk that the      o Investing in a single-country mutual      back to the U.S.
issuer may default on interest or principal   fund involves greater risk than investing
payments and the value of the underlying      in a more diversified fund due to lack of   o Political and economic conditions and
common stock into which these securities      exposure to other countries.                changes in regulatory, tax or economic
may be converted may decline as a result.                                                 policy in China could significantly affect
                                              o Interest rate risk refers to the risk     the market in that country and surrounding
o Credit risk is the risk of loss on an       that bond prices generally fall as          or related countries.
investment due to the deterioration of an     interest rates rise; conversely, bond
issuer's financial health. Such a             prices generally rise as interest rates     About indexes used in this report
deterioration of financial health may         fall.
result in a reduction of the credit rating                                                o The MSCI EAFE --REGISTERED TRADEMARK--
of the issuer's securities and may lead to    o The Fund's return during certain          Index is a free float-adjusted market
the issuer's inability to honor its           periods was positively impacted by its      capitalization index that is designed to
contractual obligations, including making     investments in initial public offerings     measure developed market equity
timely payment of interest and principal.     (IPOs). There can be no assurance that      performance, excluding the U.S. and
                                              the Fund will have favorable IPO            Canada.
o The Fund is subject to currency/exchange    investment opportunities in the future.
rate risk because it may buy or sell          Moreover, the prices of IPO securities      o The MSCI China Index is a free
currencies other than the U.S. dollar.        may go up and down more than prices of      float-adjusted market capitalization index
                                              equity securities of companies with         that is designed to measure equity market
o Investing in developing countries can add   longer trading histories. In addition,      performance in China.
additional risk, such as high rates of        companies offering securities in IPOs may
inflation or sharply devalued currencies      have less experienced management or         o The Lipper China Region Funds Category
against the U.S. dollar. Transaction costs    limited operating histories. For            Average represents an average of all of
are often higher, and there may be delays     additional information regarding the        the funds in the Lipper China Region Funds
in settlement procedures.                     Fund's performance, please see the Fund's   category. These funds concentrate their
                                              prospectus.                                 investments in equity securities whose
                                                                                          primary trading markets or operations are
                                              o The Fund may use enhanced investment      concentrated in the China region or in a
                                              techniques such as leveraging and           single country within this region.
                                              derivatives. Leveraging entails risks
                                              such as magnifying changes in the value     o The Fund is not managed to track the
                                              of the portfolio's securities.              performance of any particular index,
                                              Derivatives are subject to counter-party    including the indexes defined here, and
                                              risk--the risk that the other party will    consequently, the performance of the Fund
                                              not complete the transaction with the       may deviate significantly from the
                                              Fund.                                       performance of the indexes.

=======================================================================================   Continued on page 6

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           ==========================================
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
                                                                                          FUND NASDAQ SYMBOLS
=======================================================================================
                                                                                          Class A Shares                 AACFX
NOT FDIC INSURED MAY LOSE VALUE NO BANK                                                   Class B Shares                 ABCFX
                                                                                          Class C Shares                 CACFX
GUARANTEE AIM INVESTMENTS.COM
                                                                                          ==========================================

AIM China Fund

SCHEDULE OF INVESTMENTS(a)

October 31, 2007


                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.68%(b)

AIRLINES-2.57%

Air China Ltd.-Class H(c)                       4,500,000   $  7,021,832
------------------------------------------------------------------------
China Eastern Airlines Corp. Ltd.-Class H(d)    7,000,000      7,532,466
========================================================================
                                                              14,554,298
========================================================================

AIRPORT SERVICES-1.13%

Beijing Capital International Airport Co.
  Ltd.- Class H(c)                                928,000      1,863,488
------------------------------------------------------------------------
Hong Kong Aircraft Engineering Co. Ltd. (Hong
  Kong)(c)                                        180,000      4,575,307
========================================================================
                                                               6,438,795
========================================================================

ALUMINUM-1.01%

Minmetals Resources Ltd. (Hong Kong)(c)         6,500,000      5,743,222
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.37%

C C Land Holdings Ltd (Hong Kong)(c)            3,000,000      5,976,313
------------------------------------------------------------------------
USI Holdings Ltd (Hong Kong)(c)                 2,300,000      1,798,761
========================================================================
                                                               7,775,074
========================================================================

AUTO PARTS & EQUIPMENT-0.60%

Xinyi Glass Holdings Co. Ltd.(c)                2,500,000      3,426,569
========================================================================

AUTOMOBILE MANUFACTURERS-3.04%

Denway Motors Ltd. (Hong Kong)(c)               9,000,000      6,342,941
------------------------------------------------------------------------
Great Wall Motor Co. Ltd.-Class H(c)            6,200,000     10,893,096
========================================================================
                                                              17,236,037
========================================================================

COAL & CONSUMABLE FUELS-4.74%

China Coal Energy Co.-Class H(c)                2,500,000      8,502,047
------------------------------------------------------------------------
China Shenhua Energy Co. Ltd.-Class H (Hong
  Kong)(c)                                      2,800,000     18,404,177
========================================================================
                                                              26,906,224
========================================================================

COMMUNICATIONS EQUIPMENT-1.08%

Foxconn International Holdings Ltd.(c)(d)       2,200,000      6,127,929
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.40%

GOME Electrical Appliances Holdings Ltd.(c)     1,000,000      2,288,358
========================================================================

CONSTRUCTION & ENGINEERING-2.77%

China Communications Construction Co. Ltd.(c)   2,000,000      6,347,055
------------------------------------------------------------------------
COSCO International Holdings Ltd.(c)            6,000,000      9,363,391
========================================================================
                                                              15,710,446
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.04%

Guangzhou Shipyard International Co. Ltd.-
  Class H(c)(d)                                   700,000      5,892,609
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


DISTRIBUTORS-1.16%

China Resources Enterprise Ltd. (Hong
  Kong)(c)                                        600,000   $  2,639,732
------------------------------------------------------------------------
Integrated Distribution Services Group Ltd.
  (Hong Kong)(c)                                1,000,000      3,921,969
========================================================================
                                                               6,561,701
========================================================================

DIVERSIFIED BANKS-4.94%

China Construction Bank Corp.-Class H(c)        8,000,000      9,091,166
------------------------------------------------------------------------
Industrial and Commercial Bank of China
  (Asia) Ltd. (Hong Kong)(c)                    2,150,000      5,979,099
------------------------------------------------------------------------
Industrial and Commercial Bank of China Ltd.-
  Class H (Hong Kong)(c)                       10,800,000     10,319,044
------------------------------------------------------------------------
Industrial and Commercial Bank of China
  (Asia) Ltd.-Wts. expiring 11/06/08(d)(e)(f)     221,555         41,450
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Hong Kong)(c)                220,000      2,586,882
========================================================================
                                                              28,017,641
========================================================================

DIVERSIFIED METALS & MINING-3.11%

China Molybdenum Co., Ltd.-Class H(c)(d)        2,200,000      5,783,692
------------------------------------------------------------------------
Hunan Non-Ferrous Metal Corp. Ltd.-Class H(c)   4,300,000      3,945,151
------------------------------------------------------------------------
Jiangxi Copper Co. Ltd.-Class H (Hong
  Kong)(c)                                      2,200,000      7,922,527
========================================================================
                                                              17,651,370
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.83%

BYD Co. Ltd-Rts.(d)(e)(f)                          60,000              0
------------------------------------------------------------------------
BYD Co. Ltd.-Class H(c)                           500,000      4,713,395
========================================================================
                                                               4,713,395
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.52%

Meadville Holdings Ltd.(c)                     12,000,000      2,962,486
========================================================================

FOREST PRODUCTS-0.76%

CITIC Resources Holdings Ltd.(c)(d)             6,600,000      4,284,985
========================================================================

GOLD-1.99%

Zijin Mining Group Co., Ltd.-Class H(c)         6,300,000     11,292,712
========================================================================

HEALTH CARE EQUIPMENT-0.26%

Mindray Medical International Ltd.-ADR             37,800      1,502,928
========================================================================

HEAVY ELECTRICAL EQUIPMENT-1.26%

Dongfang Electrical Machinery Co. Ltd.-Class
  H(c)                                            500,000      4,463,283
------------------------------------------------------------------------
Harbin Power Equipment Co. Ltd.-Class H(c)        800,000      2,660,514
========================================================================
                                                               7,123,797
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.68%

China Travel International Investment Hong
  Kong Ltd. (Hong Kong)(c)                      4,800,000      3,857,206
========================================================================

AIM China Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-2.61%

Beijing Enterprises Holdings Ltd. (Hong Kong)     298,000   $  1,834,035
------------------------------------------------------------------------
Citic Pacific Ltd. (Hong Kong)(c)                 455,000      2,864,531
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Hong Kong)(c)             380,000      4,788,875
------------------------------------------------------------------------
Shanghai Industrial Holdings Ltd. (Hong
  Kong)(c)                                        900,000      5,336,613
========================================================================
                                                              14,824,054
========================================================================

INDUSTRIAL MACHINERY-1.10%

China International Marine Containers (Group)
  Co., Ltd.-Class B(c)                            540,000      1,119,792
------------------------------------------------------------------------
Haitian International Holdings Ltd.(c)            800,000        643,548
------------------------------------------------------------------------
Shenji Kunming Machine Tool Co. Ltd.-Class
  H(c)                                          1,500,000      4,456,275
========================================================================
                                                               6,219,615
========================================================================

INTEGRATED OIL & GAS-9.15%

China Petroleum and Chemical Corp. (Sinopec)-
  Class H(c)                                    8,000,000     12,170,191
------------------------------------------------------------------------
PetroChina Co. Ltd.-Class H(c)                 15,300,000     39,743,154
========================================================================
                                                              51,913,345
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.29%

China Communication Services Corp. Ltd.-
  Class H(c)(d)                                 1,500,000      1,314,689
------------------------------------------------------------------------
China Telecom Corp. Ltd.-Class H(c)            13,200,000     11,691,266
========================================================================
                                                              13,005,955
========================================================================

INTERNET RETAIL-0.02%

Alibaba.com Ltd.(d)(e)                             50,000         87,092
========================================================================

INVESTMENT BANKING & BROKERAGE-1.02%

Allied properties (H.K.) Ltd. (Hong Kong)(c)    8,000,000      3,190,269
------------------------------------------------------------------------
CITIC Securities Co., Ltd.(Equity
  Participation Ctfs. issued by BNP Paribas
  S.A.), expiring 04/21/10(d)(e)(g)               184,426      2,614,081
========================================================================
                                                               5,804,350
========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.16%

Pufeng Fund (Equity Participating Ctfs.
  issued by UBS A.G.), expiring
  12/10/09(d)(e)(g)                             3,000,000        897,000
========================================================================

LEISURE PRODUCTS-0.97%

Kin Yat Holdings Ltd. (Hong Kong)(c)            5,300,000      1,759,016
------------------------------------------------------------------------
Li Ning Co. Ltd. (Hong Kong)(c)                 1,000,000      3,773,116
========================================================================
                                                               5,532,132
========================================================================

LIFE & HEALTH INSURANCE-9.13%

China Life Insurance Co., Ltd.-Class H(c)       5,200,000     35,033,347
------------------------------------------------------------------------
Ping An Insurance (Group) Co. of China Ltd.-
  Class H(c)                                    1,200,000     16,789,284
========================================================================
                                                              51,822,631
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


MARINE-4.04%

China COSCO Holdings Co. Ltd.-Class H(c)        3,600,000   $ 16,212,834
------------------------------------------------------------------------
China Shipping Container Lines Co. Ltd.-Class
  H(c)                                          5,000,000      6,686,130
========================================================================
                                                              22,898,964
========================================================================

MOVIES & ENTERTAINMENT-0.39%

Perfect World Co. Ltd.-ADR(d)                      64,200      2,227,098
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.08%

China Oilfield Services Ltd.(c)                 2,500,000      6,128,428
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-6.66%

CNOOC Ltd.(c)                                  12,404,000     26,966,018
------------------------------------------------------------------------
CNPC Hong Kong Ltd. (Hong Kong)(c)             13,000,000     10,800,916
========================================================================
                                                              37,766,934
========================================================================

PACKAGED FOODS & MEATS-0.74%

China Mengniu Dairy Co. Ltd.(c)                   980,000      4,183,725
========================================================================

PAPER PRODUCTS-0.43%

Nine Dragons Paper Holdings Ltd.(c)               882,000      2,415,655
========================================================================

PERSONAL PRODUCTS-0.73%

Hengan International Group Co. Ltd.(c)          1,071,000      4,169,081
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-5.82%

China Resources Land Ltd. (Hong Kong)(c)        2,800,000      7,085,574
------------------------------------------------------------------------
Far East Consortium International Ltd. (Hong
  Kong)(c)                                      4,500,000      2,120,816
------------------------------------------------------------------------
Franshion Properties China Ltd. (Hong
  Kong)(c)(d)                                   8,500,000      6,818,442
------------------------------------------------------------------------
KWG Property Holding Ltd.(c)(d)                 2,800,000      5,352,163
------------------------------------------------------------------------
Shenzhen Investment Ltd. (Hong Kong)(c)         2,000,000      1,971,549
------------------------------------------------------------------------
Shun Tak Holdings Ltd. (Hong Kong)(c)           2,500,000      3,926,507
------------------------------------------------------------------------
Sino-Ocean Land Holdings Ltd.(d)                3,200,000      5,763,795
========================================================================
                                                              33,038,846
========================================================================

STEEL-1.87%

Angang Steel Co. Ltd.-Class H(c)                1,000,000      3,741,168
------------------------------------------------------------------------
Maanshan Iron and Steel Co. Ltd.-Class H(c)     5,000,000      4,445,173
------------------------------------------------------------------------
Shanxi Taigang Stainless Steel Co., Ltd.-
  Class A (Equity Participation Ctfs. issued
  by BNP Paribas S.A.), expiring
  12/10/09(e)(g)                                  650,000      2,444,000
========================================================================
                                                              10,630,341
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.35%

Minmetals Land Ltd.(c)(d)                       4,000,000      1,970,094
========================================================================

AIM China Fund


                                                 SHARES        VALUE
------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-8.86%

China Mobile Ltd. (Hong Kong)(c)                1,850,000   $ 38,614,678
------------------------------------------------------------------------
China Unicom Ltd. (Hong Kong)(c)                4,800,000     11,665,820
========================================================================
                                                              50,280,498
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $374,344,945)                          525,883,620
========================================================================

MONEY MARKET FUNDS-2.98%

Liquid Assets Portfolio-Institutional
  Class(h)                                      8,437,973      8,437,973
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(h)        8,437,973      8,437,973
========================================================================
    Total Money Market Funds (Cost
      $16,875,946)                                            16,875,946
========================================================================
TOTAL INVESTMENTS-95.66% (Cost $391,220,891)                 542,759,566
========================================================================
OTHER ASSETS LESS LIABILITIES-4.34%                           24,643,649
========================================================================
NET ASSETS-100.00%                                          $567,403,215
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Rts.   - Rights
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Country of issuer and/or credit risk expense listed in Foreign Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $500,939,675, which represented 88.29% of the Fund's Net Assets. See Note 1A.
(d) Non-income producing security.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2007 was $6,083,623, which represented 1.07% of the Fund's Net Assets. See Note 1A.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at October 31, 2007 was $41,450, which represented 0.01% of the Fund's Net Assets.
(g) Security is considered an equity participation certificate. Equity participation certificates are subject to counterparty risk with respect to the bank or broker-dealer that issues them. The aggregate value of these securities at October 31, 2007 was $5,955,081, which represented 1.05% of the Fund's Net Assets. The Fund is limited to investing 10% of its net assets in participation certificates.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM China Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $374,344,945)      $525,883,620
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $16,875,946)                             16,875,946
===========================================================
    Total investments (Cost $391,220,891)       542,759,566
===========================================================
Foreign currencies, at value (Cost $87,530)          87,488
-----------------------------------------------------------
Receivables for:
  Investments sold                                8,247,877
-----------------------------------------------------------
  Fund shares sold                               22,149,057
-----------------------------------------------------------
  Dividends and Interest                            223,085
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                5,148
-----------------------------------------------------------
Other assets                                         46,344
===========================================================
    Total assets                                573,518,565
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,219,997
-----------------------------------------------------------
  Fund shares reacquired                          1,389,356
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  6,674
-----------------------------------------------------------
Accrued distribution fees                           190,789
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,506
-----------------------------------------------------------
Accrued transfer agent fees                         114,778
-----------------------------------------------------------
Accrued operating expenses                          192,250
===========================================================
    Total liabilities                             6,115,350
===========================================================
Net assets applicable to shares outstanding    $567,403,215
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $402,978,298
-----------------------------------------------------------
Undistributed net investment income                 194,922
-----------------------------------------------------------
Undistributed net realized gain                  12,690,840
-----------------------------------------------------------
Unrealized appreciation                         151,539,155
===========================================================
                                               $567,403,215
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $385,400,553
___________________________________________________________
===========================================================
Class B                                        $ 51,221,954
___________________________________________________________
===========================================================
Class C                                        $127,122,496
___________________________________________________________
===========================================================
Institutional Class                            $  3,658,212
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          13,478,616
___________________________________________________________
===========================================================
Class B                                           1,808,721
___________________________________________________________
===========================================================
Class C                                           4,492,820
___________________________________________________________
===========================================================
Institutional Class                                 127,367
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      28.59
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $28.59 divided by
      94.50%)                                  $      30.25
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      28.32
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      28.29
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      28.72
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM China Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $14,537)       $  1,941,378
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       471,490
==========================================================================
    Total investment income                                      2,412,868
==========================================================================

EXPENSES:

Advisory fees                                                    1,196,274
--------------------------------------------------------------------------
Administrative services fees                                        50,000
--------------------------------------------------------------------------
Custodian fees                                                     188,314
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          219,077
--------------------------------------------------------------------------
  Class B                                                          144,377
--------------------------------------------------------------------------
  Class C                                                          246,241
--------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                  340,552
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   280
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           19,360
--------------------------------------------------------------------------
Other                                                              257,150
==========================================================================
    Total expenses                                               2,661,625
==========================================================================
Less: Fees waived and expense offset arrangement(s)                (21,281)
==========================================================================
    Net expenses                                                 2,640,344
==========================================================================
Net investment income (loss)                                      (227,476)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

==========================================================================
Net realized gain (loss) from:
  Investment securities                                         13,856,628
--------------------------------------------------------------------------
  Foreign currencies                                              (105,908)
--------------------------------------------------------------------------
  Foreign currency contracts                                          (116)
==========================================================================
                                                                13,750,604
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        149,642,760
--------------------------------------------------------------------------
  Foreign currencies                                                 1,072
==========================================================================
                                                               149,643,832
==========================================================================
Net realized and unrealized gain                               163,394,436
==========================================================================
Net increase in net assets resulting from operations          $163,166,960
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM China Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and the period March 31, 2006 (commencement date) through October 31, 2006

                                                                  2007           2006
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (227,476)   $   114,564
-----------------------------------------------------------------------------------------
  Net realized gain (loss)                                      13,750,604       (575,250)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                        149,643,832      1,895,323
=========================================================================================
    Net increase in net assets resulting from operations       163,166,960      1,434,637
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (169,696)            --
-----------------------------------------------------------------------------------------
  Class B                                                          (28,185)            --
-----------------------------------------------------------------------------------------
  Class C                                                          (26,445)            --
-----------------------------------------------------------------------------------------
  Institutional Class                                               (7,987)            --
=========================================================================================
    Decrease in net assets resulting from distributions           (232,313)            --
=========================================================================================
Share transactions-net:
  Class A                                                      259,091,269     13,252,290
-----------------------------------------------------------------------------------------
  Class B                                                       31,038,425      2,697,458
-----------------------------------------------------------------------------------------
  Class C                                                       92,044,841      2,732,692
-----------------------------------------------------------------------------------------
  Institutional Class                                            1,415,639        761,317
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              383,590,174     19,443,757
=========================================================================================
    Net increase in net assets                                 546,524,821     20,878,394
=========================================================================================

NET ASSETS:

  Beginning of year                                             20,878,394             --
=========================================================================================
  End of year (including undistributed net investment income
    of $194,922 and $160,002, respectively)                   $567,403,215    $20,878,394
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM China Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM China Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM China Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and

AIM China Fund

     losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and Invesco Hong Kong Limited, AIM pays Invesco Hong Kong Limited 40% of the amount of AIM's compensation on sub-advised assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 2.05%, 2.80%, 2.80% and 1.80% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $6,892.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain

AIM China Fund

limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $560,120 in front-end sales commissions from the sale of Class A shares and $33,448, $54,795 and $70,004 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $  843,750       $107,417,314      $ (99,823,091)     $ 8,437,973     $235,995
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class              843,750        107,417,314        (99,823,091)       8,437,973      235,495
=================================================================================================
  Total
    Investments
    in
    Affiliates    $1,687,500       $214,834,628      $(199,646,182)     $16,875,946     $471,490
_________________________________________________________________________________________________
=================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $14,389.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $5,147 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM China Fund

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended October 31, 2007 and the period March 31, 2006 (commencement date) to October 31, 2006 was as follows:

                                                                2007       2006
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $232,313    $   --
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 13,070,393
----------------------------------------------------------------------------
Undistributed long-term gain                                         590,465
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                       150,769,198
----------------------------------------------------------------------------
Temporary book/tax differences                                        (5,139)
----------------------------------------------------------------------------
Shares of beneficial interest                                    402,978,298
============================================================================
  Total net assets                                              $567,403,215
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of unrealized gains and losses for tax purposes on certain passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $480.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund utilized $499,292 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of October 31, 2007.

AIM China Fund

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $474,092,521 and $131,643,593, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $151,234,666
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (465,948)
==============================================================================
Net unrealized appreciation of investment securities             $150,768,718
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $391,990,848.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2007, undistributed net investment income was increased by $494,709, undistributed net realized gain was decreased by $489,200 and shares of beneficial interest decreased by $5,509. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                           Changes in Shares Outstanding
--------------------------------------------------------------------------------------------------------------------
                                                                                                 March 31, 2006
                                                                      YEAR ENDED             (commencement date) to
                                                                 OCTOBER 31, 2007 (a)           October 31, 2006
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     15,068,860    $309,379,577    1,736,742    $17,568,155
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,117,762      41,435,304      404,014      4,092,900
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      5,219,270     111,652,901      373,811      3,777,696
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            142,968       3,143,338       75,965        761,317
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         13,161         165,308           --             --
--------------------------------------------------------------------------------------------------------------------
  Class B                                                          2,167          27,133           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                          2,024          25,339           --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                619           7,783           --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         34,531         688,092        3,983         40,622
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        (34,786)       (688,092)      (3,992)       (40,622)
====================================================================================================================
Reacquired:(b)
  Class A                                                     (2,932,819)    (51,141,707)    (445,842)    (4,356,487)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (539,990)     (9,735,921)    (136,454)    (1,354,820)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (998,568)    (19,633,399)    (103,717)    (1,045,004)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (92,185)     (1,735,482)          --             --
====================================================================================================================
                                                              18,003,014    $383,590,174    1,904,510    $19,443,757
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b) Net of redemption fees of $200,553 and $24,760, which were allocated among the classes based on relative net assets of each class for the year ended October 31, 2007 and for the period March 31, 2006 (commencement date) to October 31, 2006, respectively.

AIM China Fund

NOTE 11--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                                  MARCH 31,
                                                                                    2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007               2006
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.98            $ 10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.01               0.09
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          17.67               0.87
=============================================================================================
    Total from investment operations                              17.68               0.96
=============================================================================================
Less dividends from net investment income                         (0.10)                --
=============================================================================================
Redemption fees added to shares of beneficial interest             0.03               0.02
=============================================================================================
Net asset value, end of period                                 $  28.59            $ 10.98
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  162.36%              9.80%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $385,401            $14,212
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.85%(c)           2.09%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.86%(c)           4.14%(d)
=============================================================================================
Ratio of net investment income to average net assets               0.04%(c)           1.60%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          102%                80%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $87,630,687.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM China Fund

                                                                          CLASS B
                                                              -------------------------------
                                                                                  MARCH 31,
                                                                                    2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007               2006
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.93            $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 (0.14)             0.05
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          17.57              0.86
=============================================================================================
    Total from investment operations                              17.43              0.91
=============================================================================================
Less dividends from net investment income                         (0.07)               --
=============================================================================================
Redemption fees added to shares of beneficial interest             0.03              0.02
=============================================================================================
Net asset value, end of period                                  $ 28.32            $10.93
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  160.56%             9.30%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $51,222            $2,881
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   2.60%(c)          2.84%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.61%(c)          4.89%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)         0.85%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          102%               80%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,437,724.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                          CLASS C
                                                              -------------------------------
                                                                                  MARCH 31,
                                                                                    2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007               2006
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.92            $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 (0.14)             0.05
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          17.55              0.85
=============================================================================================
    Total from investment operations                              17.41              0.90
=============================================================================================
Less dividends from net investment income                         (0.07)               --
=============================================================================================
Redemption fees added to shares of beneficial interest             0.03              0.02
=============================================================================================
Net asset value, end of period                                 $  28.29            $10.92
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  160.52%             9.20%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $127,122            $2,950
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   2.60%(c)          2.84%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.61%(c)          4.89%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)         0.85%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          102%               80%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $24,624,085.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM China Fund

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                                  MARCH 31,
                                                                                    2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED          DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007               2006
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.99            $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.09              0.11
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          17.71              0.86
=============================================================================================
    Total from investment operations                              17.80              0.97
=============================================================================================
Less dividends from net investment income                         (0.10)               --
=============================================================================================
Redemption fees added to shares of beneficial interest             0.03              0.02
=============================================================================================
Net asset value, end of period                                  $ 28.72            $10.99
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  163.45%             9.90%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 3,658            $  835
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.35%(c)          1.84%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.36%(c)          3.48%(d)
=============================================================================================
Ratio of net investment income to average net assets               0.53%(c)          1.85%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          102%               80%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,251,230.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the

AIM China Fund

AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM China Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM China Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM China Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM China Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,911.10          $13.21           $1,016.13          $ 9.15            1.80%
B                             1,000.00           1,905.80           18.68            1,012.35           12.93            2.55
C                             1,000.00           1,903.80           18.66            1,012.35           12.93            2.55

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM China Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM         The independent Trustees, as             AIM currently is providing satisfactory
Investment Funds is required under the        mentioned above, are assisted in their      advisory services in accordance with the
Investment Company Act of 1940 to approve     annual evaluation of the advisory           terms of the Fund's advisory agreement.
annually the renewal of the AIM China Fund    agreements by the independent Senior        In addition, based on their ongoing
(the Fund) investment advisory agreement      Officer. One responsibility of the          meetings throughout the year with the
with A I M Advisors, Inc. (AIM). During       Senior Officer is to manage the process     Fund's portfolio managers, the Board
contract renewal meetings held on June        by which the AIM Funds' proposed            concluded that these individuals are
25-27, 2007, the Board as a whole and the     management fees are negotiated during       competent and able to continue to carry
disinterested or "independent" Trustees,      the annual contract renewal process to      out their responsibilities under the
voting separately, approved the               ensure that they are negotiated in a        Fund's advisory agreement.
continuance of the Fund's investment          manner which is at arms' length and
advisory agreement for another year,          reasonable. Accordingly, the Senior            In determining whether to continue
effective July 1, 2007. In doing so, the      Officer must either supervise a             the Fund's advisory agreement, the Board
Board determined that the Fund's advisory     competitive bidding process or prepare      considered the prior relationship
agreement is in the best interests of the     an independent written evaluation. The      between AIM and the Fund, as well as the
Fund and its shareholders and that the        Senior Officer has recommended that an      Board's knowledge of AIM's operations,
compensation to AIM under the Fund's          independent written evaluation be           and concluded that it was beneficial to
advisory agreement is fair and reasonable.    provided and, upon the direction of the     maintain the current relationship, in
                                              Board, has prepared an independent          part, because of such knowledge. The
     The independent Trustees met             written evaluation.                         Board also considered the steps that AIM
separately during their evaluation of the                                                 and its affiliates have taken over the
Fund's investment advisory agreement with        During the annual contract renewal       last several years to improve the
independent legal counsel from whom they      process, the Board considered the           quality and efficiency of the services
received independent legal advice, and the    factors discussed below under the           they provide to the Funds in the areas
independent Trustees also received            heading "Factors and Conclusions and        of investment performance, product line
assistance during their deliberations from    Summary of Independent Written Fee          diversification, distribution, fund
the independent Senior Officer, a full-time   Evaluation" in evaluating the fairness      operations, shareholder services and
officer of the AIM Funds who reports          and reasonableness of the Fund's            compliance. The Board concluded that the
directly to the independent Trustees. The     advisory agreement at the contract          quality and efficiency of the services
following discussion more fully describes     renewal meetings and at their meetings      AIM and its affiliates provide to the
the process employed by the Board to          throughout the year as part of their        AIM Funds in each of these areas have
evaluate the performance of the AIM Funds     ongoing oversight of the Fund. The          generally improved, and support the
(including the Fund) throughout the year      Fund's advisory agreement was considered    Board's approval of the continuance of
and, more specifically, during the annual     separately, although the Board also         the Fund's advisory agreement.
contract renewal meetings.                    considered the common interests of all
                                              of the AIM Funds in their deliberations.       B. FUND PERFORMANCE
THE BOARD'S FUND EVALUATION PROCESS           The Board comprehensively considered all
                                              of the information provided to them and     The Board noted that the Fund has not
The Board's Investments Committee has         did not identify any particular factor      been in operation for a full calendar
established three Sub-Committees which are    that was controlling. Furthermore, each     year. The Board also considered the
responsible for overseeing the management     Trustee may have evaluated the              steps AIM has taken over the last
of a number of the series portfolios of the   information provided differently from       several years to improve the quality and
AIM Funds. This Sub-Committee structure       one another and attributed different        efficiency of the services that AIM
permits the Trustees to focus on the          weight to the various factors. The          provides to the AIM Funds. The Board
performance of the AIM Funds that have been   Trustees recognized that the advisory       concluded that AIM continues to be
assigned to them. The Sub-Committees meet     arrangements and resulting advisory fees    responsive to the Board's focus on fund
throughout the year to review the             for the Fund and the other AIM Funds are    performance.
performance of their assigned funds, and      the result of years of review and
the Sub-Committees review monthly and         negotiation between the Trustees and           C. ADVISORY FEES AND FEE WAIVERS
quarterly comparative performance             AIM, that the Trustees may focus to a
information and periodic asset flow data      greater extent on certain aspects of        The Board noted that AIM had set the
for their assigned funds. These materials     these arrangements in some years than       contractual advisory fee schedule in the
are prepared under the direction and          others, and that the Trustees'              Fund's advisory agreement based upon the
supervision of the independent Senior         deliberations and conclusions in a          median effective management fee rate
Officer. Over the course of each year, the    particular year may be based in part on     (comprised of advisory fees plus, in
Sub-Committees meet with portfolio managers   their deliberations and conclusions of      some cases, administrative fees) at
for their assigned funds and other members    these same arrangements throughout the      various asset levels of competitor funds
of management and review with these           year and in prior years.                    with investment strategies comparable to
individuals the performance, investment                                                   those of the Fund. In addition, the
objective(s), policies, strategies and        FACTORS AND CONCLUSIONS AND SUMMARY OF      Board noted that the Fund's contractual
limitations of these funds.                   INDEPENDENT WRITTEN FEE EVALUATION          advisory fee schedule is the same as the
                                                                                          uniform fee schedule that applies to
   In addition to their meetings              The discussion below serves as a summary    other funds advised by AIM with
throughout the year, the Sub-Committees       of the Senior Officer's independent         investment strategies comparable to
meet at designated contract renewal           written evaluation, as well as a            those of the Fund, which uniform fee
meetings each year to conduct an              discussion of the material factors and      schedule includes breakpoints and is
in-depth review of the performance, fees      related conclusions that formed the         based on net asset levels. The Board
and expenses of their assigned funds.         basis for the Board's approval of the       also compared the Fund's contractual
During the contract renewal process, the      Fund's advisory agreement. Unless           advisory fee rate to the contractual
Trustees receive comparative performance      otherwise stated, information set forth     advisory fee rates of other clients of
and fee data regarding all the AIM Funds      below is as of June 27, 2007 and does       AIM and its affiliates with investment
prepared by an independent company,           not reflect any changes that may have       strategies comparable to those of the
Lipper, Inc., under the direction and         occurred since that date, including but     Fund, including one offshore fund
supervision of the independent Senior         not limited to changes to the Fund's        advised by an AIM affiliate and five
Officer who also prepares a separate          performance, advisory fees, expense         offshore funds advised and sub-advised
analysis of this information for the          limitations and/or fee waivers.             by AIM affiliates. The Board noted that
Trustees. Each Sub-Committee then makes                                                   the Fund's rate was: (i) above the rate
recommendations to the Investments            I. Investment Advisory Agreement            for the offshore fund advised by an AIM
Committee regarding the performance,                                                      affiliate; and (ii) above the advisory
fees and expenses of their assigned              A. Nature, Extent and Quality of         fee rates for three of the offshore
funds. The Investments Committee                    Services Provided by AIM              funds advised and sub-advised by AIM
considers each SubCommittee's                                                             affiliates and below the advisory fee
recommendations and makes its own             The Board reviewed the advisory services    rates for the other two such offshore
recommendations regarding the                 provided to the Fund by AIM under the       funds.
performance, fees and expenses of the         Fund's advisory agreement, the
AIM Funds to the full Board. Moreover,        performance of AIM in providing these          Additionally, the Board compared the
the Investments Committee considers each      services, and the credentials and           Fund's contractual advisory fee rate to
SubCommittee's recommendations in making      experience of the officers and employees    the total advisory fees paid by numerous
its annual recommendation to the Board        of AIM who provide these services. The      separately managed accounts/wrap
whether to approve the continuance of         Board's review of the qualifications of     accounts advised by AIM affiliates. The
each AIM Fund's investment advisory           AIM to provide these services included      Board noted that the Fund's rate was
agreement and sub-advisory agreement, if      the Board's consideration of AIM's          above the rates for the separately
applicable (advisory agreements), for         portfolio and product review process,       managed accounts/wrap accounts. The
another year.                                 various back office support functions       Board considered that management of the
                                              provided by AIM, and AIM's equity and       separately managed accounts/wrap
                                              fixed income trading operations. The        accounts by the AIM affiliate involves
                                              Board concluded that the nature, extent     different levels of services and
                                              and quality of the advisory services        different operational and regulatory
                                              provided to the Fund by AIM were            requirements than AIM's management of
                                              appropriate and that                        the Fund. The Board concluded that these
                                                                                          differences are appropriately reflected
                                                                                          in the fee structure for the Fund

                                                                                                                       (continued)

AIM China Fund

and the separately managed accounts/wrap      sonableness of the proposed management      of the services provided by the
accounts.                                     fees of the AIM Funds, including the        Sub-Advisor were appropriate and that
                                              Fund. The Board noted that they had         the Sub-Advisor currently is providing
   The Board noted that AIM has               relied upon the Senior Officer's written    satisfactory services in accordance with
contractually agreed to waive fees and/or     evaluation instead of a competitive         the terms of the Fund's sub-advisory
limit expenses of the Fund through at least   bidding process. In determining whether     agreement. In addition, based on their
June 30, 2008 in an amount necessary to       to continue the Fund's advisory             ongoing meetings throughout the year
limit total annual operating expenses to a    agreement, the Board considered the         with the Fund's portfolio managers, the
specified percentage of average daily net     Senior Officer's written evaluation.        Board concluded that these individuals
assets for each class of the Fund. The                                                    are competent and able to continue to
Board considered the contractual nature of       G. COLLATERAL BENEFITS TO AIM AND ITS    carry out their responsibilities under
this fee waiver and noted that it remains           AFFILIATES                            the Fund's sub-advisory agreement.
in effect until at least June 30, 2008. The
Board reviewed the Fund's effective           The Board considered various other             B. FUND PERFORMANCE
advisory fee rate, after taking account of    benefits received by AIM and its
this expense limitation, and considered the   affiliates resulting from AIM's             The Board noted that the Fund has not
effect this expense limitation would have     relationship with the Fund, including       been in operation for a full calendar
on the Fund's estimated total expenses. The   the fees received by AIM and its            year. The Board also considered the
Board concluded that the levels of fee        affiliates for their provision of           steps AIM has taken over the last
waivers/expense limitations for the Fund      administrative, transfer agency and         several years to improve the quality and
were fair and reasonable.                     distribution services to the Fund. The      efficiency of the services that AIM
                                              Board considered the performance of AIM     provides to the AIM Funds. The Board
   After taking account of the Fund's         and its affiliates in providing these       concluded that AIM continues to be
contractual advisory fee rate, as well as     services and the organizational             responsive to the Board's focus on fund
the comparative advisory fee information      structure employed by AIM and its           performance.
and the expense limitation discussed above,   affiliates to provide these services.
the Board concluded that the Fund's           The Board also considered that these           C. SUB-ADVISORY FEES
advisory fees were fair and reasonable.       services are provided to the Fund
                                              pursuant to written contracts which are     The Board compared the Fund's
   D. ECONOMIES OF SCALE AND BREAKPOINTS      reviewed and approved on an annual basis    contractual sub-advisory fee rate to the
                                              by the Board. The Board concluded that      sub-advisory fees paid by other
The Board considered the extent to which      AIM and its affiliates were providing       sub-advisory clients of the Sub-Advisor
there are economies of scale in AIM's         these services in a satisfactory manner     with investment strategies comparable to
provision of advisory services to the Fund.   and in accordance with the terms of         those of the Fund, including four
The Board also considered whether the Fund    their contracts, and were qualified to      offshore funds sub-advised by the
benefits from such economies of scale         continue to provide these services to       Sub-Advisor. The Board noted that the
through contractual breakpoints in the        the Fund.                                   Fund's sub-advisory fee rate was
Fund's advisory fee schedule or through                                                   comparable to the sub-advisory fee rates
advisory fee waivers or expense                  The Board considered the benefits        for two of the offshore funds, below the
limitations. The Board noted that the         realized by AIM as a result of portfolio    sub-advisory fee rate for the third such
Fund's contractual advisory fee schedule      brokerage transactions executed through     offshore fund, and above the
includes seven breakpoints but that, due to   "soft dollar" arrangements. Under these     sub-advisory fee rate for the fourth
the Fund's asset level at the end of the      arrangements, portfolio brokerage           such offshore fund. The Board considered
past calendar year and the way in which the   commissions paid by the Fund and/or         the services to be provided by the
breakpoints have been structured, the Fund    other funds advised by AIM are used to      Sub-Advisor pursuant to the Fund's
has yet to benefit from the breakpoints.      pay for research and execution services.    sub-advisory agreement and the services
Based on this information, the Board          The Board noted that soft dollar            to be provided by AIM pursuant to the
concluded that the Fund's advisory fees       arrangements shift the payment              Fund's advisory agreement, as well as
would reflect economies of scale at           obligation for the research and             the allocation of fees between AIM and
higher asset levels. The Board also           executions services from AIM to the         the Sub-Advisor pursuant to the
noted that the Fund shares directly in        funds and therefore may reduce AIM's        sub-advisory agreement. The Board noted
economies of scale through lower fees         expenses. The Board also noted that         that the sub-advisory fees have no
charged by third party service providers      research obtained through soft dollar       direct effect on the Fund or its
based on the combined size of all of the      arrangements may be used by AIM in          shareholders, as they are paid by AIM to
AIM Funds and affiliates.                     making investment decisions for the Fund    the Sub-Advisor, and that AIM and the
                                              and may therefore benefit Fund              Sub-Advisor are affiliates. After taking
   E. PROFITABILITY AND FINANCIAL RESOURCES   shareholders. The Board concluded that      account of the Fund's contractual
      OF AIM                                  AIM's soft dollar arrangements were         sub-advisory fee rate, as well as the
                                              appropriate. The Board also concluded       comparative sub-advisory fee information
The Board reviewed information from AIM       that, based on their review and             and the expense limitation discussed
concerning the costs of the advisory and      representations made by AIM, these          above, the Board concluded that the
other services that AIM and its affiliates    arrangements were consistent with           Fund's sub-advisory fees were fair and
provide to the Fund and the profitability     regulatory requirements.                    reasonable.
of AIM and its affiliates in providing
these services. The Board also reviewed          The Board considered the fact that          Additionally, the Board compared the
information concerning the financial          the Fund's uninvested cash and cash         Fund's contractual sub-advisory fee rate
condition of AIM and its affiliates. The      collateral from any securities lending      to the total advisory fees paid by
Board also reviewed with AIM the              arrangements may be invested in money       numerous separately managed
methodology used to prepare the               market funds advised by AIM pursuant to     accounts/wrap accounts sub-advised by
profitability information. The Board          procedures approved by the Board. The       the Sub-Advisor with investment
considered the overall profitability of       Board noted that AIM will receive           strategies comparable to those of the
AIM, as well as the profitability of AIM in   advisory fees from these affiliated         Fund. The Board noted that the Fund's
connection with managing the Fund. The        money market funds attributable to such     sub-advisory fee rate was generally
Board noted that AIM continues to operate     investments, although AIM has               above the rates for the separately
at a net profit, although increased           contractually agreed to waive the           managed accounts/wrap accounts. The
expenses in recent years have reduced the     advisory fees payable by the Fund with      Board considered the services to be
profitability of AIM and its affiliates.      respect to its investment of uninvested     provided by the Sub-Advisor pursuant to
The Board concluded that the Fund's           cash in these affiliated money market       the Fund's sub-advisory agreement and
advisory fees were fair and reasonable, and   funds through at least June 30, 2008.       the services to be provided by AIM
that the level of profits realized by AIM     The Board considered the contractual        pursuant to the Fund's advisory
and its affiliates from providing services    nature of this fee waiver and noted that    agreement, as well as the allocation of
to the Fund was not excessive in light of     it remains in effect until at least June    fees between AIM and the Sub-Advisor
the nature, quality and extent of the         30, 2008. The Board concluded that the      pursuant to the sub-advisory agreement.
services provided. The Board considered       Fund's investment of uninvested cash and    The Board noted that the sub-advisory
whether AIM is financially sound and has      cash collateral from any securities         fees have no direct effect on the Fund
the resources necessary to perform its        lending arrangements in the affiliated      or its shareholders, as they are paid by
obligations under the Fund's advisory         money market funds is in the best           AIM to the Sub-Advisor, and that AIM and
agreement, and concluded that AIM has the     interests of the Fund and its               the Sub-Advisor are affiliates. After
financial resources necessary to fulfill      shareholders.                               taking account of the Fund's contractual
these obligations.                                                                        sub-advisory fee rate, as well as the
                                              II. SUB-ADVISORY AGREEMENT                  comparative fee information and the fee
   F. INDEPENDENT WRITTEN EVALUATION OF THE                                               waivers/expense limitations discussed
      FUND'S SENIOR OFFICER                      A. NATURE, EXTENT AND QUALITY OF         above, the Board concluded that the
                                                    SERVICES PROVIDED BY THE              Fund's sub-advisory fees were fair and
The Board noted that, upon their direction,         SUB-ADVISOR                           reasonable.
the Senior Officer of the Fund, who is
independent of AIM and AIM's affiliates,      The Board reviewed the services provided       D. FINANCIAL RESOURCES OF THE
had prepared an independent written           by INVESCO Hong Kong Limited (the                 SUB-ADVISOR
evaluation to assist the Board in             Sub-Advisor) under the Fund's
determining the rea-                          sub-advisory agreement, the performance     The Board considered whether the
                                              of the Sub-Advisor in providing these       Sub-Advisor is financially sound and has
                                              services, and the credentials and           the resources necessary to perform its
                                              experience of the officers and employees    obligations under the Fund's
                                              of the Sub-Advisor who provide these        sub-advisory agreement, and concluded
                                              services. The Board concluded that the      that the Sub-Advisor has the financial
                                              nature, extent and quality                  resources necessary to fulfill these
                                                                                          obligations.

AIM China Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Qualified Dividend Income*                                51.04%
         Corporate Dividends Received Deduction*                       0%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                                    0%

       ** The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 98.80%, 98.83%, 97.97%, and 97.15%, respectively.

AIM China Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)
-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM China Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Hong Kong Limited
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      32nd Floor
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    Three Pacific Place
                              Houston, TX 77046-1173   Suite 100                Suite 2900               1 Queen's Road East
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Hong Kong

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM China Fund

                                              =========================================
Institutional Class Shares                    AVERAGE ANNUAL TOTAL RETURNS                   PLEASE NOTE THAT PAST PERFORMANCE IS
                                                                                          NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been prepared   For periods ended 10/31/07                  RECENT RETURNS MAY BE MORE OR LESS THAN
to provide Institutional Class shareholders                                               THOSE SHOWN. ALL RETURNS ASSUME
with a performance overview specific to       Inception (3/31/06)                 95.46%  REINVESTMENT OF DISTRIBUTIONS AT NAV.
their holdings. Institutional Class shares       1 Year                          163.45   INVESTMENT RETURN AND PRINCIPAL VALUE
are offered exclusively to institutional                                                  WILL FLUCTUATE SO YOUR SHARES, WHEN
investors, including defined contribution     AVERAGE ANNUAL TOTAL RETURNS                REDEEMED, MAY BE WORTH MORE OR LESS THAN
plans that meet certain criteria.             For periods ended 9/30/07,most recent       THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                              calendar quarter-end                        INFORMATION ON COMPARATIVE BENCHMARKS.
                                                                                          PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                              Inception (3/31/06)                 84.79%  MORE INFORMATION. FOR THE MOST CURRENT
                                                 1 Year                          144.57   MONTH-END PERFORMANCE, PLEASE CALL
                                              =========================================   800-451-4246 OR VISIT
                                                                                          AIMINVESTMENTS.COM.
                                                 INSTITUTIONAL CLASS SHARES HAVE NO
                                              SALES CHARGE; THEREFORE, PERFORMANCE IS
                                              AT NAV. PERFORMANCE OF INSTITUTIONAL
                                              CLASS SHARES WILL DIFFER FROM
                                              PERFORMANCE OF OTHER SHARE CLASSES
                                              PRIMARILY DUE TO DIFFERING SALES CHARGES
                                              AND CLASS EXPENSES.

                                                 A REDEMPTION FEE OF 2% WILL BE
                                              IMPOSED ON CERTAIN REDEMPTIONS OR
                                              EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
===========================================   OF PURCHASE. EXCEPTIONS TO THE
NASDAQ SYMBOL                         IACFX   REDEMPTION FEE ARE LISTED IN THE FUND'S
===========================================   PROSPECTUS.

Over for information on your Fund's expenses.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS,WHICH CONTAINS MORE COMPLETE INFORMATION,INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public,nor used in written form as sales literature for public use.

AIMinvestments.com                   CHI-INS-1           A I M Distributors,Inc.

                                                         [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

Your Fund's long-term performance

Past performance cannot guarantee                The MSCI China Index is a free              A direct investment cannot be made in
comparable future results.                    float-adjusted market capitalization        an index. Unless otherwise indicated,
                                              index that is designed to measure equity    index results include reinvested
   The data shown in the chart include        market performance in China.                dividends, and they do not reflect sales
reinvested distributions, Fund expenses and                                               charges. Performance of an index of
management fees. Index results include           The LIPPER CHINA REGION FUNDS            funds reflects fund expenses;
reinvested dividends. Performance of an       CATEGORY AVERAGE represents an average      performance of a market index does not.
index of funds reflects fund expenses and     of all of the funds in the Lipper China
management fees; performance of a market      Region Funds category. These funds
index does not. Performance shown in the      concentrate their investments in equity
chart and table(s) does not reflect           securities whose primary trading markets
deduction of taxes a shareholder would pay    or operations are concentrated in the
on Fund distributions or sale of Fund         China region or in a single country
shares. Performance of the indexes does not   within this region.
reflect the effects of taxes.
                                                 The Fund is not managed to track the
   The MSCI EAFE(R) Index is a free           performance of any particular index,
float-adjusted market capitalization index    including the indexes defined here, and
that is designed to measure developed         consequently, the performance of the
market equity performance, excluding the      Fund may deviate significantly from the
U.S. and Canada.                              performance of the indexes.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/06

                                        AIM CHINA FUND
                                        -INSTITUTIONAL                               LIPPER CHINA
                                            CLASS        MSCI EAFE   MSCI CHINA      REGION FUNDS
                               DATE         SHARES       INDEX(1)     INDEX(1)    CATEGORY AVERAGE(1)

                              3/31/06       $10000        $10000       $10000           $10000
                                 4/06        10110         10478        10524            10504
                                 5/06         9850         10071         9981            10067
                                 6/06         9870         10070        10188            10061
                                 7/06         9790         10170        10458            10088
                                 8/06         9800         10449        10686            10264
                                 9/06        10280         10465        11084            10549
                                10/06        10990         10873        11849            11097
                                11/06        12151         11197        13144            12192
                                12/06        13530         11549        15060            13360
                                 1/07        13338         11627        14422            13384
                                 2/07        13661         11721        14169            13445
                                 3/07        14316         12020        14715            13783
                                 4/07        15112         12554        15268            14250
                                 5/07        16897         12774        16419            15389
                                 6/07        18267         12789        18313            16746
                                 7/07        20688         12601        20208            17983
                                 8/07        21435         12404        21664            18642
                                 9/07        25145         13068        25984            21578
                                10/07        28953         13581        30295            24547

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

AIM China Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS               (05/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00        $1,915.90         $9.33         $1,018.80         $6.46          1.27%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     CHI-INS-1     A I M Distributors, Inc.

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and
                                                                    fourth quarters, the lists appear in the Fund's semiannual and
REGISTER FOR EDELIVERY                                              annual reports to shareholders. For the first and third
                                                                    quarters, the Fund files the lists with the Securities and
eDelivery is the process of receiving your fund and account         Exchange Commission (SEC) on Form N-Q. The most recent list of
information via e-mail. Once your quarterly statements, tax         portfolio holdings is available at AIMinvestments.com. From our
forms, fund reports, and prospectuses are available, we will send   home page, click on Products & Performance, then Mutual Funds,
you an e-mail notification containing links to these documents.     then Fund Overview. Select your Fund from the drop-down menu
For security purposes, you will need to log in to your account to   and click on Complete Quarterly Holdings. Shareholders can also
view your statements and tax forms.                                 look up the Fund's Forms N-Q on the SEC Web site at sec.gov.
                                                                    Copies of the Fund's Forms N-Q may be reviewed and copied at
WHY SIGN UP?                                                        the SEC Public Reference Room in Washington, D.C. You can
                                                                    obtain information on the operation of the Public Reference
Register for eDelivery to:                                          Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request
o  save your Fund the cost of printing and postage.                 at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.

3. Select "Register for eDelivery" and complete the consent         If used after January 20, 2008, this report must be accompanied
   process.                                                         by a Fund fact sheet or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and
This AIM service is provided by AIM Investment Services, Inc.       exchange-traded funds distributed by A I M Distributors, Inc.

                                                                    CHI-AR-1   A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

INTERNATIONAL/
GLOBAL EQUITY

                                AIM Developing Markets Fund
                                Annual Report to Shareholders - October 31, 2007

Emerging Markets

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   13
Notes to Financial Statements ...   16
Financial Highlights ............   23
Auditor's Report ................   27
Fund Expenses ...................   28
Approval of Advisory Agreement ..   29             [COVER GLOBE IMAGE]
Tax Information .................   31
Trustees and Officers ...........   33

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Developing Markets Fund


                         Dear Shareholders of the AIM Family of Funds:

                            I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
        [TAYLOR
        PHOTO]              Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
     Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1)

                         The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically.
                         The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1) U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Developing Markets Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
       [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.
   Bruce L. Crockett
                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                         Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Developing Markets Fund

Management's discussion of Fund performance                                        experienced, or exhibit the potential for,
                                                                                   accelerating or above average earnings
================================================================================   growth but whose prices do not fully reflect
PERFORMANCE SUMMARY                                                                these attributes.

   Emerging stock markets performed strongly over the fiscal year ended               While research responsibilities within the
October 31,2007,with most markets producing double-digit (and in some cases        portfolio management team are focused by
triple-digit) returns. Gains were broad based, with three of the BRIC              geographic region, we select investments for
(Brazil, Russia, India and China) countries--China,Brazil and India--coming out    the Fund by using a bottom-up investment
on top for the 12-month period and exceeding the emerging markets benchmark by a   approach, which means that we construct the
significant margin.                                                                Fund primarily on a stock-by-stock basis. We
                                                                                   focus on the strengths of individual
   Within this environment, we are pleased to once again have provided             companies rather than sectors, countries or
shareholders with double-digit Fund performance at net asset value. As the table   market-cap trends.
illustrates, your Fund significantly outperformed its broad market benchmark,
but underperformed its style-specific benchmark, excluding applicable sales          We believe disciplined sell decisions are
charges. The stellar performance of emerging market equities enabled the Fund to   key to successful investing. We consider
outperform the MSCI EAFE Index, which is composed of stocks from developed         selling a stock for one of the following
nations. We attribute our underperformance versus the style-specific benchmark     reasons:
to the Fund's underweight position in China.
                                                                                   o A company's fundamentals deteriorate, or
   Your Fund's long-term performance appears later in this report.                 it posts disappointing earnings.

FUND VS. INDEXES                                                                   o A stock's price seems overvalued.

Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales     o A more attractive opportunity becomes
charges were included, returns would be lower.                                     available.

Class A Shares                                                    59.90%           Market conditions and your Fund
Class B Shares                                                    58.69
Class C Shares                                                    58.70            Global emerging equity markets performed
MSCI EAFE Index* (Broad Market Index)                             24.91            well over the 12 months under review, with
MSCI Emerging Markets Index* (Style-Specific Index)               67.84            the representative MSCI Emerging Markets
Lipper Emerging Market Funds Index* (Peer Group Index)            60.31            Index more than doubling results delivered
SOURCE: * LIPPER INC.                                                              by the developed market MSCI EAFE Index.
================================================================================   Gains were supported by strong economic
                                                                                   growth, continued strength of commodity
How we invest                             by both quantitative analysis and        prices and abundant global liquidity levels.
                                          portfolio construction techniques. Our   Asian stock markets, particularly China,
When selecting stocks for your            EQV (Earnings, Quality, Valuation)       performed strongly over the review period,
Fund, we employ a disciplined             strategy focuses primarily on            outperforming both the broad emerging and
investment strategy that emphasizes       identifying quality companies that       developed markets
fundamental research, supported           have                                                                       (continued)
=======================================   ======================================   =============================================

   PORTFOLIO COMPOSITION                  TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*

By sector                                 1. Brazil                         21.8%   1. Intralot S.A. (Greece)               2.2%
Financials                         21.3%  2. South Korea                    8.7     2. CNOOC Ltd. (China)                   1.9
Consumer Discretionary             15.4   3. South Africa                   7.9     3. SP Setia Berhad (Malaysia)           1.8
Industrials                        12.0   4. China                          6.9     4. Israel Discount Bank A (Israel)      1.8
Energy                             10.1   5. Phillipines                    6.9     5. Standard Bank
Materials                           7.0                                                Group Ltd. (South Africa)            1.7
Telecommunication Services          7.1   Total Net Assets         $1.5 billion     6. Companhia Vale do Rio
Utilities                           6.8                                                Doce-ADR (Brazil)                    1.7
Health Care                         5.8   Total Number of Holdings*         101     7. Hana Financial
Consumer Staples                    5.1                                                Group Inc. (South Korea)             1.7
Information Technology              3.4                                             8. Equatorial Energia S.A. (Brazil)     1.6
Money Market Funds Plus Other                                                       9. SM Investments Corp. (Philippines)   1.6
Assets Less Liabilities             6.0                                            10. Duratex S.A.-Pfd. (Brazil)           1.6


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=======================================   ======================================   =============================================

AIM Developing Markets Fund

indexes. Latin American stocks also           Index.(1) Although the Fund delivered        rienced strong double-digit returns. It
generated healthy returns, largely driven     double-digit positive returns in this        would be imprudent for us to suggest that
by Brazilian equities. Returns from           market, lack of exposure to certain strong   such a level of performance is
emerging markets briefly fell in August       index names detracted from relative          sustainable over the long term. We
2007 due to concerns about a global credit    returns. China Life Insurance, Shenhua       welcome new shareholders who invested in
crunch resulting in a reduction of loan       Energy and China Construction Bank all       the Fund during the reporting period and
availability, but they rebounded strongly     surged over 100% during the review period,   thank all our shareholders for your
toward the end of the period as fears of a    contributing to gains in the index and       continued investments in AIM Developing
financial crisis eased.                       detracting from relative results. We were    Markets Fund.
                                              cautious from a valuation perspective and
   From a Fund perspective, the overall       stayed out of these names. Additionally,     Source: (1)Lipper Inc.
quality of the portfolio and the              although the Fund's cash position was
attractiveness of individual securities       relatively in line with historical levels,   THE VIEWS AND OPINIONS EXPRESSED IN
largely explained the Fund's solid absolute   not being fully invested in the extremely    MANAGEMENT'S DISCUSSION OF FUND
results. Holdings across Malaysia, South      strong emerging equity markets detracted     PERFORMANCE ARE THOSE OF A I M ADVISORS,
Africa, Brazil and Korea enabled the Fund     from relative results.                       INC. THESE VIEWS AND OPINIONS ARE SUBJECT
to deliver more than 50% returns in each of                                                TO CHANGE AT ANY TIME BASED ON FACTORS
these markets. Solid stock selection,            In contrast, the Fund also benefited      SUCH AS MARKET AND ECONOMIC CONDITIONS.
combined with an underweight position in      from its all-cap flexibility, which          THESE VIEWS AND OPINIONS MAY NOT BE
the weaker Russian and Taiwanese markets,     enables it to invest across a wide range     RELIED UPON AS INVESTMENT ADVICE OR
helped as well.                               of the market-cap spectrum. We believe       RECOMMENDATIONS, OR AS AN OFFER FOR A
                                              that the small/mid-cap universe remains      PARTICULAR SECURITY. THE INFORMATION IS
   Some of our top contributing stocks        less efficient, consequently allowing us     NOT A COMPLETE ANALYSIS OF EVERY ASPECT
included the Malaysian real estate            to identify attractive investment            OF ANY MARKET, COUNTRY, INDUSTRY,
management company SP SETIA and South         opportunities that the market may not        SECURITY OR THE FUND. STATEMENTS OF FACT
Africa's STANDARD BANK. Long-standing Fund    follow closely. While overall valuations     ARE FROM SOURCES CONSIDERED RELIABLE, BUT
holding Standard Bank was less impacted by    for the mid-and small-cap areas of the       A I M ADVISORS, INC. MAKES NO
the U.S. subprime contagion due to its        market look fully valued, we continue to     REPRESENTATION OR WARRANTY AS TO THEIR
greater dependence on African retail          find stock-specific opportunities that       COMPLETENESS OR ACCURACY. ALTHOUGH
investors rather than global capital          meet our investment criteria.                HISTORICAL PERFORMANCE IS NO GUARANTEE OF
markets. The stock also received a boost                                                   FUTURE RESULTS, THESE INSIGHTS MAY HELP
from news that a large Chinese bank had          Foreign exchange was another              YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
agreed to buy a 20% stake in the company.     contributor to Fund performance. Because     PHILOSOPHY.
                                              we do not typically hedge currencies--we
   Supported by high commodity prices,        buy stocks in their local currencies and        See important Fund and index
the Fund's holdings in the energy and         then translate that value back into             disclosures later in this report.
materials sectors, predominantly in Brazil,   dollars--foreign currency appreciation
did particularly well on an absolute basis.   versus the U.S. dollar provided a boost to             Shuxin Cao
In fact, three of the Fund's top five         Fund performance                              [CAO     Chartered Financial Analyst,
contributors came from Brazil--CIA VALE DO                                                  PHOTO]   senior portfolio manager, is
RIO DOCE, DURATEX and PETROLEO BRASILEIRO.    In closing                                             co-manager of AIM Developing
                                                                                           Markets Fund. He joined AIM in 1997.
   As previously noted, China (as             Although formerly inexpensive, valuations    Mr. Cao graduated from Tianjin Foreign
represented by the MSCI China Index) led      in emerging markets are now relatively in    Language Institute with a B.A. in
market performance, returning more than       line with those in developed markets. We     English. He also earned an M.B.A. from
150% during the 12-month period.(1) The       believe the overall backdrop for emerging    Texas A&M University and is a certified
Fund participated in these results,           markets, however, remains favorable as a     public accountant.
delivering double-digit returns in this       result of expanding economic
market. Top contributors included PING AN     opportunities, a growing middle class and     [ENDRESEN   Borge Endresen
INSURANCE and CHINA PETROLEUM. We sold our    significant improvement in corporate            PHOTO]    Chartered Financial Analyst,
position in Ping An Insurance during the      governance. While overall valuations for                  portfolio manager, is
reporting period.                             the mid- and small-cap areas of the market   co-manager of AIM Developing Markets
                                              are no longer particularly cheap, we         Fund. He joined AIM in 1999 and graduated
   The Fund, however, underperformed its      continued to find stock-specific             summa cum laude from the University of
style-specific benchmark index. Most of       opportunities that met our investment        Oregon with a B.S. in finance. He also
this underperformance can be attributed to    criteria. For those investors with           earned an M.B.A. from The University of
the Fund's nearly 50% underweight exposure    short-term horizons, however, there is       Texas at Austin.
in China. As noted earlier, China, the        potential susceptibility to short-term
best-performing emerging market, was up       profit taking because the asset class has    Assisted by the Asia Pacific/Latin
over 150% for the period as measured by the   performed so well in recent years.           America Team and the Europe/Canada Team
MSCI China
                                              Over the past 12 months, the Fund has
                                              expe-

AIM Developing Markets Fund

Your Fund's long-term performance

Past performance cannot guarantee                This chart, which is a logarithmic chart,
comparable future results.                    presents the fluctuations in the value of
                                              the Fund and its indexes. We believe that a
   The data shown in the chart include        logarithmic chart is more effective than
reinvested distributions, applicable sales    other types of charts in illustrating
charges, Fund expenses and management fees.   changes in value during the early years
Index results include reinvested dividends,   shown in the chart. The vertical axis, the
but they do not reflect sales charges.        one that indicates the dollar value of an
Performance of an index of funds reflects     investment, is constructed with each
fund expenses and management fees;            segment representing a percent change in
performance of a market index does not.       the value of the investment. In this chart,
Performance shown in the chart and table(s)   each segment represents a doubling, or 100%
does not reflect deduction of taxes a         change, in the value of the investment. In
shareholder would pay on Fund distributions   other words, the space between $2,500 and
or sale of Fund shares. Performance of the    $5,000 is the same size as the space
indexes does not reflect the effects of       between $5,000 and $10,000, and so on.
taxes.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 12/31/93, FUND DATA FROM 1/11/94

                     AIM DEVELOPING                              LIPPER EMERGING
                      MARKETS FUND                                 MARKET FUNDS
        DATE        -CLASS A SHARES      MSCI EAFE INDEX(1)          INDEX(1)

      12/31/93                                 $10000                 $10000           5/99      7140      15534       7373
          1/94           $ 9538                 10845                  10253           6/99      7960      16139       8201
          2/94             9166                 10815                   9980           7/99      7638      16619       7996
          3/94             8291                 10350                   9125           8/99      7531      16680       7908
          4/94             7881                 10789                   8874           9/99      7278      16848       7627
          5/94             8221                 10727                   9037          10/99      7554      17479       7857
          6/94             7881                 10878                   8648          11/99      8144      18086       8723
          7/94             8209                 10983                   9164          12/99      9502      19709      10256
          8/94             9091                 11243                  10093           1/00      9264      18457      10137
          9/94             9241                 10889                  10231           2/00      9187      18954      10439
         10/94             9121                 11251                  10016           3/00      9326      19688      10470
         11/94             8844                 10711                   9566           4/00      8188      18652       9331
         12/94             8120                 10778                   8840           5/00      7819      18197       8834
          1/95             7323                 10364                   7936           6/00      8250      18908       9272
          2/95             6729                 10334                   7804           7/00      7735      18116       8894
          3/95             6579                 10979                   7838           8/00      8096      18273       8986
          4/95             7193                 11391                   8090           9/00      7311      17383       8127
          5/95             7605                 11256                   8468          10/00      6835      16973       7520
          6/95             7592                 11058                   8502          11/00      6158      16336       6840
          7/95             7800                 11747                   8798          12/00      6324      16917       7087
          8/95             7814                 11299                   8573           1/01      7136      16908       7908
          9/95             7892                 11519                   8531           2/01      6517      15641       7295
         10/95             7604                 11210                   8176           3/01      5767      14598       6599
         11/95             7624                 11522                   7965           4/01      6115      15612       6936
         12/95             8044                 11986                   8241           5/01      6316      15061       7127
          1/96             8730                 12035                   8990           6/01      6169      14445       7003
          2/96             8612                 12076                   8885           7/01      5728      14183       6569
          3/96             8660                 12332                   8959           8/01      5644      13823       6483
          4/96             8965                 12691                   9275           9/01      4607      12423       5558
          5/96             9138                 12457                   9367          10/01      4886      12741       5850
          6/96             9173                 12527                   9385          11/01      5744      13211       6429
          7/96             8930                 12161                   8841          12/01      6207      13289       6839
          8/96             9235                 12188                   9083           1/02      6403      12583       7109
          9/96             9547                 12511                   9176           2/02      6606      12672       7268
         10/96             9505                 12383                   8965           3/02      6911      13418       7666
         11/96             9747                 12876                   9168           4/02      6934      13445       7760
         12/96             9939                 12711                   9247           5/02      6934      13616       7688
          1/97            10283                 12266                   9954           6/02      6340      13074       7126
          2/97            10635                 12466                  10309           7/02      5746      11783       6594
          3/97            10291                 12511                  10047           8/02      5801      11756       6648
          4/97            10427                 12578                  10047           9/02      5151      10494       5981
          5/97            10751                 13396                  10394          10/02      5449      11058       6267
          6/97            11053                 14135                  10903          11/02      5855      11560       6688
          7/97            11404                 14364                  11222          12/02      5644      11171       6523
          8/97            10141                 13291                   9986           1/03      5644      10705       6485
          9/97            10464                 14036                  10347           2/03      5518      10459       6332
         10/97             9020                 12957                   8619           3/03      5268      10254       6128
         11/97             8877                 12825                   8225           4/03      5784      11258       6718
         12/97             9096                 12937                   8300           5/03      6214      11941       7201
          1/98             8297                 13528                   7722           6/03      6527      12229       7564
          2/98             8810                 14396                   8412           7/03      6847      12525       7910
          3/98             9156                 14839                   8725           8/03      7426      12828       8439
          4/98             9352                 14957                   8767           9/03      7550      13223       8626
          5/98             8177                 14884                   7610          10/03      8222      14047       9298
          6/98             7453                 14997                   6889          11/03      8277      14360       9436
          7/98             7581                 15149                   7099          12/03      8732      15481      10237
          8/98             5275                 13272                   5065           1/04      9115      15700      10530
          9/98             5381                 12865                   5255           2/04      9507      16063      11003
         10/98             5674                 14206                   5760           3/04      9656      16153      11150
         11/98             6096                 14934                   6147           4/04      8849      15788      10272
         12/98             5883                 15523                   6070           5/04      8951      15841      10071
          1/99             5715                 15478                   5947           6/04      8873      16188      10123
          2/99             5677                 15109                   5896           7/04      8654      15663       9974
          3/99             6542                 15739                   6552           8/04      8998      15732      10362
          4/99             7293                 16377                   7463           9/04      9523      16143      10969

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

                                               10/04       9953      16693      11304
                                               11/04      10792      17834      12234
                                               12/04      11144      18616      12868
                                                1/05      11144      18275      12913
                                                2/05      12076      19064      13990
                                                3/05      11231      18585      13039
                                                4/05      11035      18148      12720
                                                5/05      11404      18157      13113
                                                6/05      11843      18398      13549
                                                7/05      12658      18962      14484
                                                8/05      13002      19441      14709
                                                9/05      14067      20307      15996
                                               10/05      13174      19714      15031
                                               11/05      14224      20196      16158
                                               12/05      15098      21136      17069
                                                1/06      17242      22434      19034
                                                2/06      17234      22384      18923
                                                3/06      17604      23122      19179
                                                4/06      18652      24226      20538
                                                5/06      16665      23285      18280
                                                6/06      16500      23284      18189
                                                7/06      16784      23514      18580
                                                8/06      17398      24161      19086
                                                9/06      17445      24198      19228
                                               10/06      18754      25139      20233
                                               11/06      19903      25890      21562
                                               12/06      20960      26703      22543
                                                1/07      21183      26884      22435
                                                2/07      21356      27101      22225
                                                3/07      22257      27792      23072
                                                4/07      23221      29026      24165
                                                5/07      24984      29535      25466
                                                6/07      25323      29571      26353
                                                7/07      26192      29136      27308
                                                8/07      25275      28680      26716
                                                9/07      27431      30215      29308
                                               10/07      30002      31402      32435

====================================================================================================================================

AIM Developing Markets Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable          As of 9/30/07, the most recent calendar
sales charges                                 quarter-end, including applicable sales
                                              charges
CLASS A SHARES
Inception (1/11/94)                   8.29%   CLASS A SHARES
10 Years                             12.13    Inception (1/11/94)                 7.64%
 5 Years                             39.05    10 Years                            9.50
 1 Year                              51.08     5 Years                           38.16
                                               1 Year                            48.56
CLASS B SHARES
Inception (11/3/97)                  11.82%   CLASS B SHARES
 5 Years                             39.66    Inception (11/3/97)                10.92%
 1 Year                              53.69     5 Years                           38.72
                                               1 Year                            51.11
CLASS C SHARES
Inception (3/1/99)                   20.26%   CLASS C SHARES
 5 Years                             39.78    Inception (3/1/99)                 19.24%
 1 Year                              57.70     5 Years                           38.85
                                               1 Year                            55.04

===========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST    CDSC ON CLASS B SHARES DECLINES FROM 5%
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   BEGINNING AT THE TIME OF PURCHASE TO 0%
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    AT THE BEGINNING OF THE SEVENTH YEAR. THE
LOWER OR HIGHER. PLEASE VISIT                 CDSC ON CLASS C SHARES IS 1% FOR THE
AIMINVESTMENTS.COM FOR THE MOST RECENT        FIRST YEAR AFTER PURCHASE.
MONTH-END PERFORMANCE. PERFORMANCE FIGURES
REFLECT REINVESTED DISTRIBUTIONS, CHANGES        THE PERFORMANCE OF THE FUND'S SHARE
IN NET ASSET VALUE AND THE EFFECT OF THE      CLASSES WILL DIFFER PRIMARILY DUE TO
MAXIMUM SALES CHARGE UNLESS OTHERWISE         DIFFERENT SALES CHARGE STRUCTURES AND
STATED. INVESTMENT RETURN AND PRINCIPAL       CLASS EXPENSES.
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL SHARES.               HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                              REIMBURSED EXPENSES IN THE PAST,
   THE TOTAL ANNUAL FUND OPERATING EXPENSE    PERFORMANCE WOULD HAVE BEEN LOWER.
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT         A REDEMPTION FEE OF 2% WILL BE IMPOSED
FOR CLASS A, CLASS B AND CLASS C SHARES WAS   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
1.75%, 2.50% AND 2.50%, RESPECTIVELY. THE     OF THE FUND WITHIN 30 DAYS OF PURCHASE.
EXPENSE RATIOS PRESENTED ABOVE MAY VARY       EXCEPTIONS TO THE REDEMPTION FEE ARE
FROM THE EXPENSE RATIOS PRESENTED IN OTHER    LISTED IN THE FUND'S PROSPECTUS.
SECTIONS OF THIS REPORT THAT ARE BASED ON
EXPENSES INCURRED DURING THE PERIOD COVERED
BY THIS REPORT.
                                                                                          ==========================================
   CLASS A SHARE PERFORMANCE REFLECTS THE
MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND                                               FOR A DISCUSSION OF THE RISKS OF INVESTING
CLASS C SHARE PERFORMANCE REFLECTS THE                                                    IN YOUR FUND AND INDEXES USED IN THIS
APPLICABLE CONTINGENT DEFERRED SALES CHARGE                                               REPORT, PLEASE TURN THE PAGE.
(CDSC) FOR THE PERIOD INVOLVED. THE
                                                                                          ==========================================

AIM Developing Markets Fund

AIM DEVELOPING MARKETS FUND'S PRIMARY INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY INVESTMENT OBJECTIVE OF INCOME.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           securities, commonly known as "junk         securities, where "emerging market" is
                                              bonds." Compared to higher quality debt     defined by a country's GNP per capita or
o Class B shares are not available as an      securities, junk bonds involve greater      other economic measures.
investment for retirement plans maintained    risk of default or price changes due to
pursuant to Section 401 of the Internal       changes in credit quality of the issuer     o The MSCI CHINA INDEX is a free
Revenue Code, including 401(k) plans, money   because they are generally unsecured and    float-adjusted market capitalization
purchase pension plans and profit sharing     may be subordinated to other creditors'     index that is designed to measure equity
plans, except for plans that have existing    claims. Credit ratings on junk bonds do     market performance in China.
accounts invested in Class B shares.          not necessarily reflect their actual
                                              market risk.                                o The Fund is not managed to track the
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  performance of any particular index,
                                              o Nondiversification increases the risk     including the indexes defined here, and
o The Fund may invest in debt securities,     that the value of the Fund's shares may     consequently, the performance of the Fund
such as notes and bonds, which carry          vary more widely, and the Fund may be       may deviate significantly from the
interest rate and credit risk.                subject to greater investment and credit    performance of the indexes.
                                              risk than if the Fund invested more
o Investing in developing countries can add   broadly.                                    o A direct investment cannot be made in
additional risk, such as high rates of                                                    an index. Unless otherwise indicated,
inflation or sharply devalued currencies      o Investing in a fund that invests in       index results include reinvested
against the U.S. dollar. Transaction costs    smaller companies involves risks not        dividends, and they do not reflect sales
are often higher, and there may be delays     associated with investing in more           charges. Performance of an index of funds
in settlement procedures.                     established companies, such as business     reflects fund expenses; performance of a
                                              risk, stock price fluctuations and          market index does not.
o Prices of equity securities change in       illiquidity.
response to many factors including the                                                    OTHER INFORMATION
historical and prospective earnings of the    o Sovereign debt securities are subject
issuer, the value of its assets, general      to the additional risk that, under some     o The returns shown in the management's
economic conditions, interest rates,          political, diplomatic, social or economic   discussion of Fund performance are based
investor perceptions and market liquidity.    circumstances, some developing countries    on net asset values calculated for
                                              that issue lower quality debt securities    shareholder transactions. Generally
o Foreign securities have additional risks,   may be unable or unwilling to make          accepted accounting principles require
including exchange rate changes, political    principal or interest payments as they      adjustments to be made to the net assets
and economic upheaval, the relative lack of   come due.                                   of the Fund at period end for financial
information, relatively low market                                                        reporting purposes, and as such, the net
liquidity, and the potential lack of strict   ABOUT INDEXES USED IN THIS REPORT           asset values for shareholder transactions
financial and accounting controls and                                                     and the returns based on those net asset
standards.                                    o The MSCI EAFE--REGISTERED TRADEMARK--     values may differ from the net asset
                                              INDEX is a free float-adjusted market       values and returns reported in the
o The Fund's return during certain periods    capitalization index that is designed to    Financial Highlights.
was positively impacted by its investments    measure developed market equity
in initial public offerings (IPOs). There     performance, excluding the U.S. and         o Industry classifications used in this
can be no assurance that the Fund will have   Canada.                                     report are generally according to the
favorable IPO investment opportunities in                                                 Global Industry Classification Standard,
the future. Moreover, the prices of IPO       o The MSCI EMERGING MARKETS INDEX           which was developed by and is the
securities may go up and down more than       --SERVICE MARK-- is a free float-adjusted   exclusive property and a service mark of
prices of equity securities of companies      market capitalization index that is         Morgan Stanley Capital International Inc.
with longer trading histories. In addition,   designed to measure equity market           and Standard & Poor's.
companies offering securities in IPOs may     performance in the global emerging
have less experienced management or limited   markets.                                    o The Chartered Financial
operating histories. For additional                                                       Analyst--REGISTERED TRADEMARK-- (CFA
information regarding the Fund's              o The LIPPER EMERGING MARKET FUNDS INDEX    --REGISTERED TRADEMARK--) designation is
performance, please see the prospectus.       is an equally weighted representation of    a globally recognized standard for
                                              the largest funds in the Lipper Emerging    measuring the competence and integrity of
o The Fund may invest in lower quality debt   Markets Funds category. The funds seek      investment professionals.
                                              long-term capital appreciation by
                                              investing at least 65% of total assets in
                                              emerging market equity
=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     =========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 GTDDX
                                                                                          Class B Shares                 GTDBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                 GTDCX

AIMINVESTMENTS.COM                                                                        =========================================

AIM Developing Markets Fund

SCHEDULE OF INVESTMENTS(A)

October 31, 2007

                                                 SHARES          VALUE
---------------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-89.87%

ARGENTINA-0.70%

Tenaris S.A.-ADR (Oil & Gas Equipment &
  Services)                                        195,990   $   10,544,262
===========================================================================

BRAZIL-17.62%

All America Latina Logistica (Railroads)(b)        616,500        9,795,326
---------------------------------------------------------------------------
American Banknote S.A. (Commercial Printing)
  (Acquired 04/26/2006; Cost $1,790,357)(c)        224,100        2,382,390
---------------------------------------------------------------------------
American Banknote S.A. (Commercial Printing)     1,348,300       14,333,672
---------------------------------------------------------------------------
Companhia Providencia Industria e Comercio
  (Building Products) (Acquired 07/26/2007;
  Cost $12,090,274)(c)                           1,500,000       11,751,791
---------------------------------------------------------------------------
Companhia Providencia Industria e Comercio
  (Building Products)(d)                           539,600        4,227,511
---------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR (Steel)             690,920       26,033,866
---------------------------------------------------------------------------
Cremer S.A. (Health Care Supplies) (Acquired
  04/27/2007; Cost $6,894,853)(c)                  800,000        8,782,066
---------------------------------------------------------------------------
Cremer S.A. (Health Care Supplies)(d)              641,900        7,046,510
---------------------------------------------------------------------------
Dufry South America Ltd.-BDR (Specialty
  Stores) (Acquired 12/19/2006; Cost
  $4,638,611)(c)(d)                                371,400       11,093,933
---------------------------------------------------------------------------
Equatorial Energia S.A. (Electric Utilities)
  (Acquired 03/31/2006; Cost
  $2,374,486)(c)(e)                                358,400        4,017,194
---------------------------------------------------------------------------
Equatorial Energia S.A. (Electric
  Utilities)(d)(e)                               1,820,000       20,399,815
---------------------------------------------------------------------------
Gafisa S.A. (Homebuilding)                         722,300       12,978,698
---------------------------------------------------------------------------
Klabin Segall S.A. (Real Estate Management &
  Development) (Acquired 10/06/2006; Cost
  $3,789,087)(c)                                   546,020        5,640,650
---------------------------------------------------------------------------
Klabin Segall S.A. (Real Estate Management &
  Development)                                   1,121,600       11,586,670
---------------------------------------------------------------------------
MRV Engenharia e Participacoes S.A. (Real
  Estate Management & Development) (Acquired
  07/23/2007; Cost $911,543)(c)(d)                  65,000        1,351,976
---------------------------------------------------------------------------
OdontoPrev S.A. (Life & Health Insurance)
  (Acquired 11/30/2006; Cost $347,818)(c)           26,900          854,807
---------------------------------------------------------------------------
OdontoPrev S.A. (Life & Health Insurance)          265,200        8,427,317
---------------------------------------------------------------------------
Perdigao S.A. (Packaged Foods & Meats)             394,800       10,698,012
---------------------------------------------------------------------------
Rodobens Negocios Imobiliarios S.A. (Real
  Estate Management & Development) (Acquired
  01/29/2007; Cost $3,940,131)(c)                  432,000        5,291,426
---------------------------------------------------------------------------
Rodobens Negocios Imobiliarios S.A. (Real
  Estate Management & Development)(d)              118,800        1,455,142
---------------------------------------------------------------------------
Rossi Residencial S.A. (Homebuilding)
  (Acquired 02/14/2006; Cost $1,383,422)(c)        119,500        4,032,124
---------------------------------------------------------------------------
Rossi Residencial S.A. (Homebuilding)              403,600       13,618,119
---------------------------------------------------------------------------

                                                 SHARES          VALUE
---------------------------------------------------------------------------
BRAZIL-(CONTINUED)

Terna Participacoes S.A. (Electric Utilities)
  (Acquired 10/26/2006; Cost
  $1,469,799)(c)(e)                                150,000   $    2,860,816
---------------------------------------------------------------------------
Terna Participacoes S.A. (Electric
  Utilities)(e)                                    947,900       18,078,449
---------------------------------------------------------------------------
Totvs S.A. (Application Software) (Acquired
  03/08/2006; Cost $2,966,396)(c)                  200,000        7,372,313
---------------------------------------------------------------------------
Totvs S.A. (Application Software)                  390,400       14,390,756
---------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros S.A.-GDR
  (Diversified Banks)                               99,900       15,788,196
---------------------------------------------------------------------------
Wilson Sons Ltd.-BDR (Diversified Commercial
  & Professional Services) (Acquired
  04/27/2007; Cost $6,438,562)(c)(d)               550,000        6,863,878
---------------------------------------------------------------------------
Wilson Sons Ltd.-BDR (Diversified Commercial
  & Professional Services)(d)                      342,700        4,276,820
===========================================================================
                                                                265,430,243
===========================================================================

CANADA-0.70%

Sherritt International Corp. (Diversified
  Metals & Mining)                                 566,200       10,574,265
===========================================================================

CHINA-6.92%

Century Sunshine Ecological Technology
  Holdings Ltd. (Fertilizers & Agricultural
  Chemicals)(f)                                 69,715,000        4,379,118
---------------------------------------------------------------------------
China Petroleum and Chemical Corp.
  (Sinopec)-Class H (Integrated Oil & Gas)(f)    8,696,000       13,228,997
---------------------------------------------------------------------------
CNOOC Ltd. (Oil & Gas Exploration &
  Production)(f)                                13,341,000       29,003,035
---------------------------------------------------------------------------
Kowloon Development Co. Ltd. (Real Estate
  Management & Development)(f)                   6,290,000       19,594,834
---------------------------------------------------------------------------
Pine Agritech Ltd. (Agricultural Products)(f)    6,135,000        2,264,481
---------------------------------------------------------------------------
Stella International Holdings Ltd.
  (Footwear)(d)(f)                               7,070,500       15,580,559
---------------------------------------------------------------------------
Xiwang Sugar Holdings Co. Ltd. (Packaged
  Foods & Meats)(f)                             20,394,000        9,763,102
---------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)(f)(g)                90,310,000       10,327,930
===========================================================================
                                                                104,142,056
===========================================================================

CZECH REPUBLIC-0.96%

CEZ A.S. (Electric Utilities)                      200,600       14,504,716
===========================================================================

EGYPT-0.62%

Orascom Construction Industries (Construction
  & Engineering)(f)                                101,497        9,289,887
===========================================================================

GREECE-2.20%

Intralot S.A. (Casinos & Gaming)(f)                767,420       33,184,067
===========================================================================

AIM Developing Markets Fund

                                                 SHARES          VALUE
---------------------------------------------------------------------------

HONG KONG-1.50%

eSun Holdings Ltd. (Movies &
  Entertainment)(d)(f)                          13,722,000   $   10,051,780
---------------------------------------------------------------------------
Hopewell Holdings Ltd. (Highways &
  Railtracks)(f)                                 2,425,000       12,549,581
===========================================================================
                                                                 22,601,361
===========================================================================

HUNGARY-1.22%

OTP Bank Nyrt. (Diversified Banks)(f)              164,426        8,943,004
---------------------------------------------------------------------------
Richter Gedeon Nyrt. (Pharmaceuticals)(f)           43,150        9,397,239
===========================================================================
                                                                 18,340,243
===========================================================================

INDIA-0.92%

Grasim Industries Ltd.-GDR (Construction
  Materials)(f)                                    141,100       13,815,793
===========================================================================

INDONESIA-2.26%

PT Astra International Tbk (Automobile
  Manufacturers)(f)                              6,340,500       18,089,566
---------------------------------------------------------------------------
PT Indocement Tunggal Prakarsa Tbk
  (Construction Materials)(f)                    8,485,500        7,732,600
---------------------------------------------------------------------------
PT Telekomunikasi Indonesia-Series B
  (Integrated Telecommunication Services)(f)     6,769,500        8,204,091
===========================================================================
                                                                 34,026,257
===========================================================================

ISRAEL-2.51%

Israel Discount Bank-Class A (Diversified
  Banks)(d)(f)                                  10,570,039       26,956,687
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                247,558       10,895,027
===========================================================================
                                                                 37,851,714
===========================================================================

LUXEMBOURG-0.89%

Millicom International Cellular S.A.
  (Wireless Telecommunication Services)(d)         113,900       13,380,972
===========================================================================

MALAYSIA-4.72%

Public Bank Berhad (Diversified Banks)(f)        5,387,100       18,519,436
---------------------------------------------------------------------------
SP Setia Berhad (Real Estate Management &
  Development)(f)                               11,374,800       26,992,171
---------------------------------------------------------------------------
Top Glove Corp. Berhad (Health Care
  Supplies)(f)                                   4,995,700        9,971,854
---------------------------------------------------------------------------
YTL Corp. Berhad (Multi-Utilities)(f)            6,893,400       15,609,567
===========================================================================
                                                                 71,093,028
===========================================================================

MEXICO-4.83%

America Movil S.A.B de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            343,800       22,481,082
---------------------------------------------------------------------------
Grupo Financiero Banorte S.A.B. de C.V.-Class
  O (Diversified Banks)                          4,369,600       20,495,310
---------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                              423,412       10,521,788
---------------------------------------------------------------------------

                                                 SHARES          VALUE
---------------------------------------------------------------------------
MEXICO-(CONTINUED)

TV Azteca, S.A.B. de C.V.-CPO (Broadcasting &
  Cable TV)                                     15,511,900   $    9,094,688
---------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.
  (Homebuilding)(d)                              2,630,000       10,162,261
===========================================================================
                                                                 72,755,129
===========================================================================

PHILIPPINES-6.91%

First Gen Corp. (Independent Power Producers
  & Energy Traders) (Acquired 01/19/2007;
  Cost $3,440,727)(c)(d)(f)                      3,037,400        4,240,418
---------------------------------------------------------------------------
First Gen Corp. (Independent Power Producers
  & Energy Traders)(f)                           2,600,300        3,630,197
---------------------------------------------------------------------------
First Philippine Holdings (Electric
  Utilities)(f)                                  4,077,400        8,156,091
---------------------------------------------------------------------------
GMA Network Inc.-PDR (Broadcasting & Cable
  TV) (Acquired 07/16/2007; Cost
  $475,390)(c)(d)(f)(g)                          2,532,000          504,205
---------------------------------------------------------------------------
GMA Network Inc.-PDR (Broadcasting & Cable
  TV)(d)(f)(g)                                  81,658,000       16,260,815
---------------------------------------------------------------------------
Megaworld Corp. (Real Estate Management &
  Development)(f)                              125,038,000       12,983,137
---------------------------------------------------------------------------
Philippine Long Distance Telephone Co.
  (Wireless Telecommunication Services)(f)         340,500       23,440,853
---------------------------------------------------------------------------
PNOC Energy Development Corp. (Independent
  Power Producers & Energy Traders) (Acquired
  12/04/2006; Cost $236,246)(c)(f)               3,623,000          637,790
---------------------------------------------------------------------------
PNOC Energy Development Corp. (Independent
  Power Producers & Energy Traders)(f)          56,172,000        9,888,474
---------------------------------------------------------------------------
SM Investments Corp. (Industrial
  Conglomerates)(f)                              2,759,288       24,313,098
===========================================================================
                                                                104,055,078
===========================================================================

RUSSIA-4.60%

LUKOIL-ADR (Integrated Oil & Gas)(h)               180,932       16,374,346
---------------------------------------------------------------------------
Mobile TeleSystems-ADR (Wireless
  Telecommunication Services)                      173,400       14,392,200
---------------------------------------------------------------------------
OAO Gazprom-REGS ADR (Integrated Oil &
  Gas)(f)                                          230,100       11,500,141
---------------------------------------------------------------------------
Pharmstandard (Pharmaceuticals) (Acquired
  05/04/2007; Cost $7,275,000)(c)                  125,000        8,312,500
---------------------------------------------------------------------------
Pharmstandard (Pharmaceuticals)(d)                  60,000        3,990,000
---------------------------------------------------------------------------
Vimpel-Communications-ADR (Wireless
  Telecommunication Services)                      444,000       14,683,080
===========================================================================
                                                                 69,252,267
===========================================================================

SOUTH AFRICA-7.90%

Barloworld Ltd. (Industrial Conglomerates)(f)      429,400        8,377,689
---------------------------------------------------------------------------
Foschini Ltd. (Apparel Retail)(f)                  743,600        6,104,117
---------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious
  Metals & Minerals)(f)                            273,408       10,330,332
---------------------------------------------------------------------------
Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)(f)                                      493,500        6,210,707
---------------------------------------------------------------------------
Naspers Ltd.-Class N (Broadcasting & Cable
  TV)(f)                                           728,300       23,129,894
---------------------------------------------------------------------------

AIM Developing Markets Fund

                                                 SHARES          VALUE
---------------------------------------------------------------------------
SOUTH AFRICA-(CONTINUED)

Sasol Ltd. (Integrated Oil & Gas)(f)               358,400   $   18,542,147
---------------------------------------------------------------------------
Standard Bank Group Ltd. (Diversified
  Banks)(f)                                      1,447,680       26,304,347
---------------------------------------------------------------------------
Sun International Ltd. (Casinos & Gaming)(f)       427,068        9,799,683
---------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services) (Acquired
  06/18/2004; Cost $396,871)(c)(f)                 299,700        8,207,934
---------------------------------------------------------------------------
Telkom South Africa Ltd. (Integrated
  Telecommunication Services)(f)                    74,600        2,043,083
===========================================================================
                                                                119,049,933
===========================================================================

SOUTH KOREA-8.66%

CJ CheilJedang Corp. (Packaged Foods &
  Meats)(d)                                         29,945        9,908,638
---------------------------------------------------------------------------
CJ Corp. (Industrial Conglomerates)(f)              42,594        4,768,970
---------------------------------------------------------------------------
Daegu Bank (Regional Banks)(f)                     845,130       15,114,455
---------------------------------------------------------------------------
Hana Financial Group Inc. (Diversified
  Banks)(f)                                        496,589       25,264,513
---------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(f)                           145,560       20,245,624
---------------------------------------------------------------------------
Hyundai Development Co. (Construction &
  Engineering)(f)                                  112,540       12,606,612
---------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd. (Construction
  & Farm Machinery & Heavy Trucks)(f)               21,430        9,578,457
---------------------------------------------------------------------------
KCC Engineering & Construction Co., Ltd.
  (Construction & Engineering)(f)                  111,900        9,072,023
---------------------------------------------------------------------------
Lotte Confectionery Co., Ltd. (Packaged Foods
  & Meats)(f)                                        7,300       12,018,315
---------------------------------------------------------------------------
Shinsegae Engineering & Construction Co.,
  Ltd. (Construction & Engineering)(f)              86,550        3,746,751
---------------------------------------------------------------------------
TechnoSemiChem Co., Ltd. (Commodity
  Chemicals)(f)                                    339,255        8,066,920
===========================================================================
                                                                130,391,278
===========================================================================

SWEDEN-1.04%

Oriflame Cosmetics S.A.-SDR (Personal
  Products)(f)                                     259,100       15,687,460
===========================================================================

TAIWAN-2.49%

Basso Industry Corp. (Household
  Appliances)(f)                                 5,796,000        7,579,681
---------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(f)                  933,445       18,519,188
---------------------------------------------------------------------------
Wistron Corp. (Computer Hardware)(f)             5,624,024       11,434,241
===========================================================================
                                                                 37,533,110
===========================================================================

THAILAND-3.29%

Kasikornbank PCL (Diversified Banks)(f)          6,081,000       16,205,824
---------------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(f)                                      5,252,400       14,673,523
---------------------------------------------------------------------------
Thai Oil PCL (Oil & Gas Refining &
  Marketing)(f)                                  6,538,700       18,593,798
===========================================================================
                                                                 49,473,145
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------

TURKEY-3.95%

Akbank T.A.S. (Diversified Banks)(f)             1,510,548   $   13,835,622
---------------------------------------------------------------------------
Eczacibasi Ilac Sanayi ve Ticaret A.S.
  (Pharmaceuticals)(f)                           3,576,000       15,876,305
---------------------------------------------------------------------------
Haci Omer Sabanci Holding A.S. (Multi-Sector
  Holdings)(f)                                   1,613,150       11,082,959
---------------------------------------------------------------------------
Tupras-Turkiye Petrol Rafinerileri A.S. (Oil
  & Gas Refining & Marketing)(f)                   377,314       10,738,066
---------------------------------------------------------------------------
Turk Traktor ve Ziraat Makineleri A.S.
  (Construction & Farm Machinery & Heavy
  Trucks)(f)                                       558,800        8,010,028
===========================================================================
                                                                 59,542,980
===========================================================================

UNITED KINGDOM-2.46%

Anglo American PLC (Diversified Metals &
  Mining)(f)                                       181,545       12,568,260
---------------------------------------------------------------------------
Hikma Pharmaceuticals PLC
  (Pharmaceuticals)(f)                           1,223,489       12,726,524
---------------------------------------------------------------------------
Vedanta Resources PLC (Diversified Metals &
  Mining)                                          256,937       11,751,785
===========================================================================
                                                                 37,046,569
===========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $867,081,159)                    1,353,565,813
===========================================================================
FOREIGN PREFERRED STOCKS-4.14%

BRAZIL-4.14%

Banco Itau Holding Financeira S.A.-Pfd.
  (Diversified Banks)                              497,400       14,110,434
---------------------------------------------------------------------------
Duratex S.A.-Pfd. (Building Products)
  (Acquired 04/12/2006; Cost $1,526,459)(c)        220,000        7,435,868
---------------------------------------------------------------------------
Duratex S.A.-Pfd. (Building Products)              494,200       16,703,663
---------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Pfd.-ADR (Integrated
  Oil & Gas)                                       290,000       24,125,100
===========================================================================
    Total Foreign Preferred Stocks (Cost
      $23,006,790)                                               62,375,065
===========================================================================
MONEY MARKET FUNDS-4.74%

Liquid Assets Portfolio-Institutional
  Class(i)                                      35,704,377       35,704,377
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(i)        35,704,377       35,704,377
===========================================================================
    Total Money Market Funds (Cost
      $71,408,754)                                               71,408,754
===========================================================================
TOTAL INVESTMENTS-98.75% (Cost $961,496,703)                  1,487,349,632
===========================================================================
OTHER ASSETS LESS LIABILITIES-1.25%                              18,794,478
===========================================================================
NET ASSETS-100.00%                                           $1,506,144,110
___________________________________________________________________________
===========================================================================

AIM Developing Markets Fund

Investment Abbreviations:

ADR   - American Depositary Receipt
BDR   - Brazilian Depositary Receipt
CPO   - Certificates of Ordinary Participation
GDR   - Global Depositary Receipt
PDR   - Philippine Deposit Receipts
Pfd.  - Preferred
REGS  - Regulation S
SDR   - Swedish Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Each unit represents one common share and four preferred shares.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2007 was $101,634,079, which represented 6.75% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) Each unit represents one ordinary share and two preferred shares.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $876,068,650, which represented 58.17% of the Fund's Net Assets. See Note 1A.
(g) Affiliated company. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2007 was $27,092,950, which represented 1.80% of the Fund's Net Assets. See Note 3.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at October 31, 2007 represented 1.09% of the Fund's Net Assets. See Note 1A.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Developing Markets Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $867,055,163)     $1,388,847,928
------------------------------------------------------------
Investments in affiliates, at value (Cost
  $94,441,540)                                    98,501,704
============================================================
  Total investments (Cost $961,496,703)        1,487,349,632
============================================================
Foreign currencies, at value (Cost
  $15,418,731)                                    15,848,385
============================================================
Receivables for:
  Investments sold                                 1,920,054
------------------------------------------------------------
  Fund shares sold                                 8,849,231
------------------------------------------------------------
  Dividends                                        1,768,988
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                26,414
------------------------------------------------------------
Other assets                                          74,903
============================================================
     Total assets                              1,515,837,607
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            2,386,189
------------------------------------------------------------
  Fund shares reacquired                           3,448,466
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                 57,952
------------------------------------------------------------
Accrued distribution fees                            495,332
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,673
------------------------------------------------------------
Accrued transfer agent fees                          413,427
------------------------------------------------------------
Accrued operating expenses                         2,889,458
============================================================
     Total liabilities                             9,693,497
============================================================
Net assets applicable to shares outstanding   $1,506,144,110
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  928,019,233
------------------------------------------------------------
Undistributed net investment income                7,567,189
------------------------------------------------------------
Undistributed net realized gain                   44,259,508
------------------------------------------------------------
Unrealized appreciation                          526,298,180
============================================================
                                              $1,506,144,110
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,152,814,361
____________________________________________________________
============================================================
Class B                                       $  103,475,513
____________________________________________________________
============================================================
Class C                                       $  219,120,648
____________________________________________________________
============================================================
Institutional Class                           $   30,733,588
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           30,364,473
____________________________________________________________
============================================================
Class B                                            2,818,142
____________________________________________________________
============================================================
Class C                                            5,973,149
____________________________________________________________
============================================================
Institutional Class                                  805,218
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        37.97
------------------------------------------------------------
  Offering price per share
  (Net asset value of $37.97 divided by
     94.50%)                                  $        40.18
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        36.72
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        36.68
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        38.17
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Developing Markets Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $2,215,782)    $ 21,087,684
--------------------------------------------------------------------------
Dividends or interest from affiliates (includes securities
  lending income of $26,146)                                     3,782,500
==========================================================================
    Total investment income                                     24,870,184
==========================================================================

EXPENSES:

Advisory fees                                                    9,437,774
--------------------------------------------------------------------------
Administrative services fees                                       262,372
--------------------------------------------------------------------------
Custodian fees                                                   1,476,616
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,961,062
--------------------------------------------------------------------------
  Class B                                                          791,722
--------------------------------------------------------------------------
  Class C                                                        1,290,265
--------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                2,096,907
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   936
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           46,660
--------------------------------------------------------------------------
Other                                                              408,432
==========================================================================
    Total expenses                                              17,772,746
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (516,189)
==========================================================================
    Net expenses                                                17,256,557
==========================================================================
Net investment income                                            7,613,627
==========================================================================

REALIZED AND UNREALIZED GAIN FROM:

Net realized gain from:
  Investment securities (net of tax on the sale of foreign
    investments of $268,152 -- See Note 1J)                    134,258,179
--------------------------------------------------------------------------
  Foreign currencies                                               252,937
==========================================================================
                                                               134,511,116
==========================================================================
Change in net unrealized appreciation of:
  Investment securities (net of estimated tax on foreign
    investments held of (1,874,276) -- See Note 1J)            337,280,849
--------------------------------------------------------------------------
  Foreign currencies                                               580,330
==========================================================================
                                                               337,861,179
==========================================================================
Net realized and unrealized gain                               472,372,295
==========================================================================
Net increase in net assets resulting from operations          $479,985,922
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Developing Markets Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                   2007             2006
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    7,613,627    $  2,144,067
--------------------------------------------------------------------------------------------
  Net realized gain                                              134,511,116      77,812,335
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          337,861,179      68,006,339
============================================================================================
    Net increase in net assets resulting from operations         479,985,922     147,962,741
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (1,310,164)     (1,870,432)
--------------------------------------------------------------------------------------------
  Class B                                                                 --         (87,623)
--------------------------------------------------------------------------------------------
  Class C                                                                 --         (42,557)
--------------------------------------------------------------------------------------------
  Institutional Class                                                (58,727)         (2,313)
============================================================================================
    Decrease in net assets resulting from distributions           (1,368,891)     (2,002,925)
============================================================================================
Share transactions-net:
  Class A                                                        277,938,240     117,009,122
--------------------------------------------------------------------------------------------
  Class B                                                          5,631,250      10,643,675
--------------------------------------------------------------------------------------------
  Class C                                                         93,040,817      43,745,216
--------------------------------------------------------------------------------------------
  Institutional Class                                             13,915,454       7,252,902
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                390,525,761     178,650,915
============================================================================================
    Net increase in net assets                                   869,142,792     324,610,731
============================================================================================

NET ASSETS:

  Beginning of year                                              637,001,318     312,390,587
============================================================================================
  End of year (including undistributed net investment income
    of $7,567,189 and $1,337,675, respectively)               $1,506,144,110    $637,001,318
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Developing Markets Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to provide long-term growth of capital with a secondary investment objective of income.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Developing Markets Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM Developing Markets Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.975%
--------------------------------------------------------------------
Next $500 million                                             0.95%
--------------------------------------------------------------------
Next $500 million                                             0.925%
--------------------------------------------------------------------
Over $1.5 billion                                             0.90%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 1.75%, 2.50%, 2.50% and 1.50% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. In addition, the Fund may also benefit from a one time credit to be used to offset custodian expenses. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $384,201.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $717.

AIM Developing Markets Fund


    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $354,992 in front-end sales commissions from the sale of Class A shares and $17,353, $106,175 and $64,866 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $14,287,267      $198,096,239      $(176,679,129)     $35,704,377     $1,843,569
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            14,287,267       198,096,239       (176,679,129)      35,704,377      1,837,087
==================================================================================================
  Subtotal        $28,574,534      $396,192,478      $(353,358,258)     $71,408,754     $3,680,656
==================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $37,108,273      $205,085,312      $(242,193,585)         $--          $13,071
-------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            37,108,273       101,474,163       (138,582,436)          --           13,075
=================================================================================================
  Subtotal        $74,216,546      $306,559,475      $(380,776,021)         $--          $26,146
=================================================================================================

* Net of compensation to counterparties.

AIM Developing Markets Fund


INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2007.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
                   10/31/06          AT COST          FROM SALES       (DEPRECIATION)      10/31/07         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Yantai North
  Andre Juice
  Co. Ltd.       $  3,216,106      $    938,509      $          --       $6,173,315       $10,327,930     $   75,698        $--
-----------------------------------------------------------------------------------------------------------------------------------
GMA Network
  Inc.-PDR                 --        18,678,928                 --       (1,913,908)       16,765,020             --         --
===================================================================================================================================
  Subtotal       $  3,216,106      $ 19,617,437      $          --       $4,259,407       $27,092,950     $   75,698        $--
===================================================================================================================================
  Total
    Investments
    in
    Affiliates   $106,007,186      $722,369,390      $(734,134,279)      $4,259,407       $98,501,704     $3,782,500        $--
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $131,271.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $8,380 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM Developing Markets Fund

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, there were no securities out on loan. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $26,146 for securities lending transactions during the period, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007          2006
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,368,891    $2,002,925
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $    8,002,307
------------------------------------------------------------------------------
Undistributed long-term gain                                        55,604,590
------------------------------------------------------------------------------
Net unrealized appreciation -- investments                         525,661,160
------------------------------------------------------------------------------
Temporary book/tax differences                                         (50,073)
------------------------------------------------------------------------------
Capital loss carryover                                             (11,093,107)
------------------------------------------------------------------------------
Shares of beneficial interest                                      928,019,233
==============================================================================
  Total net assets                                              $1,506,144,110
______________________________________________________________________________
==============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of unrealized gains on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $445,251.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2007 to utilizing $6,108,281 of capital loss carryforward in the fiscal year ended October 31, 2008.

    The Fund utilized $78,906,159 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                 $ 3,640,489
-----------------------------------------------------------------------------
October 31, 2009                                                   4,748,636
-----------------------------------------------------------------------------
October 31, 2010                                                   2,694,002
-----------------------------------------------------------------------------
October 31, 2012                                                       9,980
=============================================================================
Total capital loss carryforward                                  $11,093,107
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM Developing Markets Fund

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $730,053,350 and $386,226,132, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $  539,806,088
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (14,590,179)
==============================================================================
Net unrealized appreciation of investment securities            $  525,215,909
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $962,133,723

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain taxes, on October 31, 2007, undistributed net investment income was decreased by $15,222, undistributed net realized gain was increased by $15,216 and shares of beneficial interest increased by $6. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                      YEAR ENDED
                                                                  OCTOBER 31, 2007(A)              OCTOBER 31, 2006
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     17,646,901    $ 537,129,106     11,696,334    $ 252,752,508
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,088,544       31,756,963      1,875,366       38,551,820
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,377,966      129,117,550      3,330,928       69,840,874
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            587,155       17,610,907        336,833        7,341,257
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         43,747        1,142,227         87,544        1,630,935
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --               --          4,342           79,163
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --               --          2,097           38,175
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              2,242           58,641            124            2,313
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        295,956        8,787,864        327,986        7,111,628
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (304,966)      (8,787,864)      (336,300)      (7,111,628)
=========================================================================================================================
Reacquired:(b)
  Class A                                                     (8,734,916)    (269,120,957)    (6,796,226)    (144,485,949)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (604,284)     (17,337,849)    (1,005,717)     (20,875,680)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,234,537)     (36,076,733)    (1,255,931)     (26,133,833)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (118,157)      (3,754,094)        (4,416)         (90,668)
=========================================================================================================================
                                                              13,045,651    $ 390,525,761      8,262,964    $ 178,650,915
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 31% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $132,283 and $117,325 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

AIM Developing Markets Fund

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                 2007            2006        2005        2004        2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    23.80       $  16.81    $  12.71    $  10.52    $   6.96
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.27           0.12        0.09        0.02        0.04
---------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           13.96           6.98        4.01        2.19        3.52
===========================================================================================================================
    Total from investment operations                               14.23           7.10        4.10        2.21        3.56
===========================================================================================================================
Less dividends from net investment income                          (0.06)         (0.11)         --       (0.02)         --
===========================================================================================================================
Redemption fees added to shares of beneficial interest              0.00           0.00        0.00        0.00          --
===========================================================================================================================
Net asset value, end of period                                $    37.97       $  23.80    $  16.81    $  12.71    $  10.52
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                    59.90%         42.45%      32.26%      21.05%      51.15%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,152,814       $502,546    $265,583    $197,848    $209,221
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.57%(c)       1.74%       1.83%       2.00%       2.00%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.61%(c)       1.80%       1.98%       2.22%       2.33%
===========================================================================================================================
Ratio of net investment income to average net assets                0.89%(c)       0.57%       0.62%       0.16%       0.44%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                               41%            51%         40%         49%        100%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $784,424,753.

AIM Developing Markets Fund

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                                2007          2006       2005       2004       2003
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.14       $ 16.40    $ 12.48    $ 10.36    $  6.89
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.04         (0.04)     (0.01)     (0.04)     (0.01)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         13.54          6.81       3.93       2.16       3.48
=====================================================================================================================
    Total from investment operations                             13.58          6.77       3.92       2.12       3.47
=====================================================================================================================
Less dividends from net investment income                           --         (0.04)        --         --         --
=====================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.01       0.00       0.00         --
=====================================================================================================================
Net asset value, end of period                                $  36.72       $ 23.14    $ 16.40    $ 12.48    $ 10.36
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  58.69%        41.38%     31.41%     20.46%     50.36%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $103,476       $61,055    $34,456    $26,447    $30,111
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.32%(c)      2.49%      2.50%      2.52%      2.53%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.36%(c)      2.55%      2.65%      2.74%      2.86%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets       0.14%(c)     (0.18)%    (0.05)%    (0.36)%    (0.08)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             41%           51%        40%        49%       100%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $79,172,228.

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                2007          2006       2005       2004      2003
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.12       $ 16.38    $ 12.46    $10.34    $ 6.88
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.04         (0.04)     (0.01)    (0.04)    (0.01)
-------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         13.52          6.81       3.93      2.16      3.47
===================================================================================================================
    Total from investment operations                             13.56          6.77       3.92      2.12      3.46
===================================================================================================================
Less dividends from net investment income                           --         (0.04)        --        --        --
===================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.01       0.00      0.00        --
===================================================================================================================
Net asset value, end of period                                $  36.68       $ 23.12    $ 16.38    $12.46    $10.34
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  58.65%        41.43%     31.46%    20.50%    50.29%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,121       $65,416    $12,327    $6,222    $4,361
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.32%(c)      2.49%      2.50%     2.52%     2.53%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.36%(c)      2.55%      2.65%     2.74%     2.86%
===================================================================================================================
Ratio of net investment income (loss) to average net assets       0.14%(c)     (0.18)%    (0.05)%   (0.36)%   (0.08)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             41%           51%        40%       49%      100%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $129,026,477.

AIM Developing Markets Fund

                                                                          INSTITUTIONAL CLASS
                                                              --------------------------------------------
                                                                   YEAR ENDED           OCTOBER 25, 2005
                                                                   OCTOBER 31,         (COMMENCEMENT DATE)
                                                              ---------------------      TO OCTOBER 31,
                                                               2007          2006             2005
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 23.91       $ 16.81          $16.64
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                       0.41          0.24            0.00
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        14.00          6.98            0.17
==========================================================================================================
    Total from investment operations                            14.41          7.22            0.17
==========================================================================================================
Less dividends from net investment income                       (0.15)        (0.13)             --
==========================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.01            0.00
==========================================================================================================
Net asset value, end of period                                $ 38.17       $ 23.91          $16.81
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 60.59%        43.20%           1.02%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $30,734       $ 7,984          $   24
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.12%(c)      1.23%           1.34%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.16%(c)      1.28%           1.45%(d)
==========================================================================================================
Ratio of net investment income to average net assets             1.34%(c)      1.07%           1.11%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                         41%           51%             40%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $17,691,006.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

AIM Developing Markets Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Developing Markets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Developing Markets Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Developing Markets Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Developing Markets Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (05/01/07)        (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,291.50          $ 9.01           $1,017.34          $ 7.93            1.56%
B                             1,000.00           1,286.60           13.31            1,013.56           11.72            2.31
C                             1,000.00           1,287.40           13.32            1,013.56           11.72            2.31

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Developing Markets Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM      mendations and makes its own                A. Nature, Extent and Quality of Services
Investment Funds is required under the        recommendations regarding the                  Provided by AIM
Investment Company Act of 1940 to approve     performance, fees and expenses of the AIM
annually the renewal of the AIM Developing    Funds to the full Board. Moreover, the      The Board reviewed the advisory services
Markets Fund (the Fund) investment advi-      Investments Committee considers each Sub-   provided to the Fund by AIM under the
sory agreement with A I M Advisors, Inc.      Committee's recommendations in making its   Fund's advisory agreement, the
(AIM). During contract renewal meetings       annual recommendation to the Board          performance of AIM in providing these
held on June 25-27, 2007, the Board as a      whether to approve the continuance of       services, and the credentials and
whole and the disinterested or "inde-         each AIM Fund's investment advisory         experience of the officers and employees
pendent " Trustees, voting separately,        agreement and sub-advisory agreement, if    of AIM who provide these services. The
approved the continuance of the Fund's        applicable (advisory agreements), for       Board's review of the qualifications of
investment advisory agreement for another     another year.                               AIM to provide these services included
year, effective July 1, 2007. In doing so,                                                the Board's consideration of AIM's
the Board determined that the Fund's             The independent Trustees, as mentioned   portfolio and product review process,
advisory agreement is in the best interests   above, are assisted in their annual         various back office support functions
of the Fund and its shareholders and that     evaluation of the advisory agreements by    provided by AIM, and AIM's equity and
the compensation to AIM under the Fund's      the independent Senior Officer. One         fixed income trading operations. The
advisory agreement is fair and reasonable.    responsibility of the Senior Officer is     Board concluded that the nature, extent
                                              to manage the process by which the AIM      and quality of the advisory services
   The independent Trustees met separately    Funds' proposed management fees are         provided to the Fund by AIM were
during their evaluation of the Fund's         negotiated during the annual contract       appropriate and that AIM currently is
investment advisory agreement with            renewal process to ensure that they are     providing satisfactory advisory services
independent legal counsel from whom they      negotiated in a manner which is at arms'    in accordance with the terms of the
received independent legal advice, and the    length and reasonable. Accordingly, the     Fund's advisory agreement. In addition,
independent Trustees also received            Senior Officer must either supervise a      based on their ongoing meetings
assistance during their deliberations from    competitive bidding process or prepare an   throughout the year with the Fund's
the independent Senior Officer, a full-time   independent written evaluation. The         portfolio managers, the Board concluded
officer of the AIM Funds who reports          Senior Officer has recommended that an      that these individuals are competent and
directly to the independent Trustees. The     independent written evaluation be           able to continue to carry out their
following discussion more fully describes     provided and, upon the direction of the     responsibilities under the Fund's
the process employed by the Board to          Board, has prepared an independent          advisory agreement.
evaluate the performance of the AIM Funds     written evaluation.
(including the Fund) throughout the year                                                  In determining whether to continue the
and, more specifically, during the annual        During the annual contract renewal       Fund's advisory agreement, the Board
contract renewal meetings.                    process, the Board considered the factors   considered the prior relationship between
                                              discussed below under the heading           AIM and the Fund, as well as the Board's
THE BOARD'S FUND EVALUATION PROCESS           "Factors and Conclusions and Summary of     knowledge of AIM's operations, and con-
                                              Independent Written Fee Evaluation " in     cluded that it was beneficial to maintain
   The Board's Investments Committee has      evaluating the fairness and                 the current relationship, in part,
established three Sub-Committees which are    reasonableness of the Fund's advisory       because of such knowledge. The Board also
responsible for overseeing the management     agreement at the contract renewal           considered the steps that AIM and its
of a number of the series portfolios of the   meetings and at their meetings throughout   affiliates have taken over the last
AIM Funds. This Sub-Committee structure       the year as part of their ongoing           several years to improve the quality and
permits the Trustees to focus on the          oversight of the Fund. The Fund's           efficiency of the services they provide
performance of the AIM Funds that have been   advisory agreement was considered           to the Funds in the areas of investment
assigned to them. The Sub-Committees meet     separately, although the Board also         performance, product line
throughout the year to review the             considered the common interests of all of   diversification, distribution, fund
performance of their assigned funds, and      the AIM Funds in their deliberations. The   operations, shareholder services and com-
the Sub-Committees review monthly and         Board comprehensively considered all of     pliance. The Board concluded that the
quarterly comparative performance             the information provided to them and did    quality and efficiency of the services
information and periodic asset flow data      not identify any particular factor that     AIM and its affiliates provide to the AIM
for their assigned funds. These materials     was controlling. Furthermore, each          Funds in each of these areas have gener-
are prepared under the direction and          Trustee may have evaluated the              ally improved, and support the Board's
supervision of the independent Senior         information provided differently from one   approval of the continuance of the Fund's
Officer. Over the course of each year, the    another and attributed different weight     advisory agreement.
Sub-Committees meet with portfolio            to the various factors. The Trustees
managers for their assigned funds and other   recognized that the advisory arrangements   B. FUND PERFORMANCE
members of management and review with these   and resulting advisory fees for the
individuals the performance, investment       Fund and the other AIM Funds are the        The Board compared the Fund's performance
objective(s), policies, strategies and        result of years of review and negotiation   during the past one, three and five
limitations of these funds.                   between the Trustees and AIM, that the      calendar years to the performance of
                                              Trustees may focus to a greater extent on   funds in the Fund's Lipper peer group
   In addition to their meetings throughout   certain aspects of these arrangements       that are not managed by AIM, and against
the year, the Sub-Committees meet at          in some years than others, and that the     the performance of all funds in the
designated contract renewal meetings each     Trustees' deliberations and conclusions     Lipper Emerging Markets Funds Index. The
year to conduct an in-depth review of the     in a particular year may be based in        Board also reviewed the methodology used
performance, fees and expenses of their       part on their deliberations and             by Lipper to identify the Fund's peers.
assigned funds. During the contract renewal   conclusions of these same arrangements      The Board noted that the Fund's
process, the Trustees receive comparative     throughout the year and in prior years.     performance was above the median
performance and fee data regarding all the                                                performance of its peers for the one year
AIM Funds prepared by an independent          FACTORS AND CONCLUSIONS AND SUMMARY OF      period, and comparable to such per-
company, Lipper, Inc., under the direc-       INDEPENDENT WRITTEN FEE EVALUATION          formance for the three and five year
tion and supervision of the independent                                                   periods. The Board noted that the Fund's
Senior Officer who also prepares a separate   The discussion below serves as a            performance was above the performance of
analysis of this information for the          summary of the Senior Officer's             the Index for the one and three year
Trustees. Each Sub-Committee then makes       independent written evaluation, as well     periods, and comparable to such
recommendations to the Investments            as a discussion of the material factors     performance for the five year period. The
Committee regarding the performance, fees     and related conclusions that formed the     Board also considered the steps AIM has
and expenses of their assigned funds. The     basis for the Board's approval of the       taken over the last several years to
Investments Committee considers each          Fund's advisory agreement. Unless           improve the quality and efficiency of the
Sub-Committee's recom-                        otherwise stated, information set forth     services that AIM provides to the AIM
                                              below is as of June 27, 2007 and does not   Funds. The Board concluded that AIM
                                              reflect any changes that may have           continues to be responsive to the Board's
                                              occurred since that date, including but     focus on fund performance. Although the
                                              not limited to changes to the Fund's        independent written evaluation of the
                                              performance, advisory fees, expense         Fund's Senior Officer (discussed below)
                                              limitations and/or fee waivers.             only considered Fund performance

                                                                                                                        (continued)

AIM Developing Markets Fund

through the most recent calendar year, the    or expense limitations. The Board noted     the organizational structure employed by
Board also reviewed more recent Fund          that the Fund's contractual advisory fee    AIM and its affiliates to provide these
performance and this review did not change    schedule includes three breakpoints and     services. The Board also considered that
their conclusions.                            that the level of the Fund's advisory       these services are provided to the Fund
                                              fees, as a percentage of the Fund's net     pursuant to written contracts which are
C. Advisory Fees and Fee Waivers              assets, has decreased as net assets         reviewed and approved on an annual basis
                                              increased because of the breakpoints. The   by the Board. The Board concluded that
The Board compared the Fund's contractual     Board noted that the amendment to the       AIM and its affiliates were providing
advisory fee rate to the contractual          Fund's contractual advisory fee schedule    these services in a satisfactory manner
advisory fee rates of funds in the Fund's     discussed above provides for seven          and in accordance with the terms of their
Lipper peer group that are not managed by     breakpoints. Based on this information,     contracts, and were qualified to continue
AIM, at a common asset level and as of the    the Board concluded that the Fund's         to provide these services to the Fund.
end of the past calendar year. The Board      advisory fees appropriately reflect
noted that the Fund's advisory fee rate was   economies of scale at current asset            The Board considered the benefits
below the median advisory fee rate of its     levels. The Board also noted that the       realized by AIM as a result of portfolio
peers. The Board also reviewed the            Fund shares directly in economies of        brokerage transactions executed through
methodology used by Lipper and noted that     scale through lower fees charged by third   "soft dollar " arrangements. Under these
the contractual fee rates shown by Lipper     party service providers based on the        arrangements, portfolio brokerage
include any applicable long-term              combined size of all of the AIM Funds and   commissions paid by the Fund and/or other
contractual fee waivers. The Board noted      affiliates.                                 funds advised by AIM are used to pay for
that AIM does not serve as an advisor to                                                  research and execution services. The
other mutual funds or other clients with      E. PROFITABILITY AND FINANCIAL RESOURCES    Board noted that soft dollar arrangements
investment strategies comparable to those        OF AIM                                   shift the payment obligation for the
of the Fund.                                                                              research and executions services from AIM
                                              The Board reviewed information from AIM     to the funds and therefore may reduce
   The Board noted that AIM has               concerning the costs of the advisory and    AIM's expenses. The Board also noted that
contractually agreed to waive fees and/or     other services that AIM and its             research obtained through soft dollar
limit expenses of the Fund through at least   affiliates provide to the Fund and the      arrangements may be used by AIM in making
June 30, 2008 in an amount necessary to       profitability of AIM and its affiliates     investment decisions for the Fund and may
limit total annual operating expenses to a    in providing these services. The Board      therefore benefit Fund shareholders. The
specified percentage of average daily net     also reviewed information concerning the    Board concluded that AIM's soft dollar
assets for each class of the Fund. The        financial condition of AIM and its          arrangements were appropriate. The Board
Board considered the contractual nature of    affiliates. The Board also reviewed with    also concluded that, based on their
this fee waiver and noted that it remains     AIM the methodology used to prepare the     review and representations made by AIM,
in effect until at least June 30, 2008. The   profitability information. The Board        these arrangements were consistent with
Board reviewed the Fund's effective           considered the overall profitability of     regulatory requirements.
advisory fee rate, after taking account of    AIM, as well as the profitability of AIM
this expense limitation, and considered the   in connection with managing the Fund. The      The Board considered the fact that the
effect this expense limitation would have     Board noted that AIM continues to operate   Fund's uninvested cash and cash
on the Fund's estimated total expenses. The   at a net profit, although increased         collateral from any securities lending
Board concluded that the levels of fee        expenses in recent years have reduced the   arrangements may be invested in money
waivers/expense limitations for the Fund      profitability of AIM and its affiliates.    market funds advised by AIM pursuant to
were fair and reasonable.                     The Board concluded that the Fund's         procedures approved by the Board. The
                                              advisory fees were fair and reasonable,     Board noted that AIM will receive
   The Board noted that AIM has not           and that the level of profits realized by   advisory fees from these affiliated money
proposed any advisory fee waivers for the     AIM and its affiliates from providing       market funds attributable to such
Fund. However, the Board also noted that      services to the Fund was not excessive in   investments, although AIM has
AIM has recommended that the Board approve    light of the nature, quality and extent     contractually agreed to waive the
an amendment to the Fund's contractual        of the services provided. The Board         advisory fees payable by the Fund with
advisory fee schedule that would implement    considered whether AIM is financially       respect to its investment of uninvested
the contractual advisory fee waiver that      sound and has the resources necessary to    cash in these affiliated money market
had been formerly committed to by AIM,        perform its obligations under the Fund's    funds through at least June 30, 2008. The
which waiver provided for lower effective     advisory agreement, and concluded that      Board considered the contractual nature
fee rates at all asset levels than the        AIM has the financial resources necessary   of this fee waiver and noted that it
Fund's current contractual advisory fee       to fulfill these obligations.               remains in effect until at least June 30,
schedule. The Board noted that AIM's                                                      2008. The Board concluded that the Fund's
recommendation was made in response to the    F. Independent Written Evaluation of the    investment of uninvested cash and cash
recommendation of the independent Senior         Fund's Senior Officer                    collateral from any securities lending
Officer that AIM consider whether the                                                     arrangements in the affiliated money
advisory fee waivers for certain equity AIM   The Board noted that, upon their            market funds is in the best interests of
Funds, including the Fund, should be          direction, the Senior Officer of the        the Fund and its shareholders.
simplified. The Board concluded that it       Fund, who is independent of AIM and AIM's
would be appropriate to approve the           affiliates, had prepared an independent
proposed amendment to the Fund's              written evaluation to assist the Board in
contractual advisory fee schedule and that    determining the reasonableness of the
it was not necessary at this time to          proposed management fees of the AIM
discuss with AIM whether to implement any     Funds, including the Fund. The Board
fee waivers for the Fund.                     noted that they had relied upon the
                                              Senior Officer's written evaluation
   After taking account of the Fund's         instead of a competitive bidding process.
contractual advisory fee rate, as well as     In determining whether to continue the
the comparative advisory fee information      Fund's advisory agreement, the Board
and the expense limitation discussed above,   considered the Senior Officer's written
the Board concluded that the Fund's           evaluation.
advisory fees were fair and reasonable.
                                              G. Collateral Benefits to AIM and its
D. ECONOMIES OF SCALE AND BREAKPOINTS            Affiliates
The Board considered the extent to which
there are economies of scale in AIM's         The Board considered various other
provision of advisory services to the Fund.   benefits received by AIM and its
The Board also considered whether the Fund    affiliates resulting from AIM's
benefits from such economies of scale         relationship with the Fund, including the
through contractual breakpoints in the        fees received by AIM and its affiliates
Fund's advisory fee schedule or through       for their provision of administrative,
advisory fee waivers                          transfer agency and distribution services
                                              to the Fund. The Board considered the
                                              performance of AIM and its affiliates in
                                              providing these services and

AIM Developing Markets Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

          FEDERAL AND STATE INCOME TAX
          Qualified Dividend Income*                    100%
          Corporate Dividends Received
            Deduction*                                    0%


           * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

          NON-RESIDENT ALIEN SHAREHOLDERS
          Qualified Interest Income**                    9.46%


           ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.57%, 99.19%, 99.46%, and 99.59%, respectively.

AIM Developing Markets Fund

FOREIGN TAX CREDIT
10/31/07

For the fiscal year ended October 31, 2007, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.6152 (representing a total of $24,859,958). Of the foreign source income $0.6020 per share is considered qualified dividend income. Foreign source income, with the required adjustments for qualified dividends is $0.2721 per share. The amount of taxes paid by the fund to such countries for the fiscal year end October 31, 2007 was $0.0418 per share (representing a total of $1,687,339). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended October 31, 2007. The per share amount is based on shareholders of record on December 14, 2007.

                                                FOREIGN        ADJUSTED
                FOREIGN SOURCE   FOREIGN TAX   QUALIFIED    FOREIGN SOURCE
                   INCOME %        PAID %      DIVIDEND %      INCOME %
                   -----------   -----------   ----------   --------------
Argentina            0.88%           0.00%        0.90%          0.86%
Brazil              20.63%          12.78%       21.07%         20.05%
Canada               0.25%           0.49%        0.26%          0.25%
China                6.42%           0.00%        6.56%          6.25%
Czech Republic       0.90%           1.72%        0.91%          0.87%
Egypt                0.50%           0.00%        0.50%          0.48%
Greece               1.06%           0.00%        1.08%          1.03%
Hong Kong            1.88%           0.00%        1.92%          1.83%
Hungary              1.48%           0.00%        1.52%          1.44%
India                0.35%           0.09%        0.36%          0.34%
Indonesia            2.14%           4.12%        2.19%          2.08%
Israel               0.33%           0.38%        0.34%          0.32%
Malaysia             6.81%           0.00%        6.96%          6.62%
Mexico               3.40%           0.00%        2.87%          4.07%
Philippines          8.19%          24.14%        8.37%          7.96%
Russia               2.44%           4.77%        2.49%          2.37%
South Africa        13.63%           0.00%       12.35%         15.26%
South Korea          6.72%          14.03%        6.87%          6.54%
Sweden               1.15%           2.21%        1.18%          1.12%
Taiwan               6.66%          16.35%        6.80%          6.47%
Thailand             5.80%           7.77%        5.93%          5.64%
Turkey               7.45%          11.15%        7.61%          7.24%
United Kingdom       0.93%           0.00%        0.96%          0.91%
U.S.                 0.00%           0.00%        0.00%          0.00%
                   -------         -------      -------        -------
TOTAL              100.00%         100.00%      100.00%        100.00%
                   =======         =======      =======        =======

AIM Developing Markets Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Developing Markets Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund    N/A
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM Developing Markets Fund

                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             For periods ended 10/31/07                   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
The following information has been                                                        THE FUND WITHIN 30 DAYS OF PURCHASE.
prepared to provide Institutional Class      10 Years                            12.87%   EXCEPTIONS TO THE REDEMPTION FEE ARE
shareholders with a performance overview      5 Years                            40.92    LISTED IN THE FUND'S PROSPECTUS.
specific to their holdings. Institutional     1 Year                             60.59
Class shares are offered exclusively to                                                      HAD THE ADVISOR NOT WAIVED FEES AND/OR
institutional investors, including defined   AVERAGE ANNUAL TOTAL RETURNS                 REIMBURSED EXPENSES IN THE PAST,
contribution plans that meet certain         For periods ended 9/30/07, most recent       PERFORMANCE WOULD HAVE BEEN LOWER.
criteria.                                    calendar quarter-end
                                                                                             PLEASE NOTE THAT PAST PERFORMANCE IS
                                             10 Years                            10.22%   NOT INDICATIVE OF FUTURE RESULTS. MORE
                                              5 Years                            39.98    RECENT RETURNS MAY BE MORE OR LESS THAN
                                              1 Year                             57.92    THOSE SHOWN. ALL RETURNS ASSUME
                                             ==========================================   REINVESTMENT OF DISTRIBUTIONS AT NAV.
                                                                                          INVESTMENT RETURN AND PRINCIPAL VALUE WILL
                                             INSTITUTIONAL CLASS SHARES' INCEPTION DATE   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
                                             IS OCTOBER 25, 2005. RETURNS SINCE THAT      MAY BE WORTH MORE OR LESS THAN THEIR
                                             DATE ARE HISTORICAL RETURNS. ALL OTHER       ORIGINAL COST. SEE FULL REPORT FOR
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL    INFORMATION ON COMPARATIVE BENCHMARKS.
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND    PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR      MORE INFORMATION. FOR THE MOST CURRENT
                                             PERIODS PRIOR TO THE INCEPTION DATE OF       MONTH-END PERFORMANCE, PLEASE CALL
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET     800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS JANUARY
                                             11, 1994.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

==========================================
NASDAQ SYMBOL                        GTDIX
==========================================

Over for information on your Fund's expenses.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com               DVM-INS-1              A I M Distributors, Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIM Developing Markets Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS               (05/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00        $1,294.30         $6.42         $1,019.61         $5.65          1.11%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     DVM-INS-1     A I M Distributors, Inc.

                            [EDELIVERY                              FUND HOLDINGS AND PROXY VOTING INFORMATION
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements, tax         available at AIMinvestments.com. From our home page, click on
forms, fund reports, and prospectuses are available, we will send   Products & Performance, then Mutual Funds, then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes, you will need to log in to your account to   Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information
Register for eDelivery to:                                          about duplicating fee charges, by calling 202-942-8090 or
                                                                    800-732-0330, or by electronic request at the following e-mail
o  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    DVM-AR-1    A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

SECTOR EQUITY

                                AIM Global Health Care Fund
                                Annual Report to Shareholders - October 31, 2007

Sectors

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   23
Auditor's Report ................   27
Fund Expenses ...................   28
Approval of Advisory Agreement ..   29             [COVER GLOBE IMAGE]
Tax Information .................   31
Trustees and Officers ...........   32

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Global Health Care Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
  Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1) At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         IN CONCLUSION

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Global Health Care Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
  Bruce L. Crockett      of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.
                         Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in 2005.
                         For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Global Health Care Fund

Management's discussion of Fund performance                                               with healthy growth prospects. We assess
                                                                                          the long-term commercial potential of each
=======================================================================================   company's current and prospective
PERFORMANCE SUMMARY                                                                       products, especially products that fill
                                                                                          otherwise unfilled market segments.
While the fiscal year was positive for health care stocks, performance relative to
other economic sectors was significantly lower. Therefore, the Fund underperformed the       We seek to manage risk by generally:
broader market, as measured by the MSCI World Index, for the fiscal year ended October
31, 2007. Excluding applicable sales charges, the Fund outperformed the MSCI World        o Maintaining exposure to all health care
Health Care Index due primarily to an overweight position in life sciences tools and      industries.
services and strong security selection in health care equipment. The Fund also
benefited from an overweight position in biotechnology, as well as strong security        o Diversifying the portfolio with 70 to
selection and an underweight position in pharmaceutical stocks. It is important to note   110 holdings.
that the style-specific benchmark is more than 60% weighted in pharmaceuticals while
the Fund is more diversified.                                                             o Limiting the size of investment in a
                                                                                          single position.
   Your Fund's long-term performance appears later in this report.
                                                                                          o Investing in international companies,
FUND VS. INDEXES                                                                          which have lower correlation to the U.S.
                                                                                          stock market.
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales charges
were included, returns would be lower.                                                       We may sell a holding when:

Class A Shares                                                12.78%                      o We identify a more attractive investment
Class B Shares                                                11.96                       opportunity.
Class C Shares                                                11.96
Investor Class Shares                                         12.78                       o We see a deterioration of a company's
MSCI World Index* (Broad Market Index)                        20.39                       fundamentals.
MSCI World Health Care Index* (Style-Specific Index)           6.52
Lipper Health/Biotechnology Funds Index* (Peer Group Index)   14.15                       o A company fails to capitalize on a
SOURCES: *LIPPER INC.                                                                     market opportunity.
=======================================================================================
                                                                                          o A change in management occurs.
How we invest                                   We typically invest in four broad
                                             segments of the health care sector:          o A stock's price target has been met.
We seek health care stocks of all market     pharmaceuticals, biotechnology, medical
capitalizations from around the world that   technology and health services. Suitable     Market conditions and your Fund
we believe are attractively priced and       investments in this universe are
have the potential to benefit from           identified as having strong fundamentals     The fiscal year was characterized by
long-term earnings and cash flow growth.     and earnings prospects combined              somewhat slower U.S. economic growth than
                                                                                          we have seen in the last few years. The
                                                                                          preliminary estimate of real gross
                                                                                          domestic product (GDP) increased at an
                                                                                          annual rate of 4.9% in the third quarter
                                                                                          of 2007.(1) However, this rate was
                                                                                          substantially higher than the 0.6% rate
                                                                                          for the
                                                                                                                         (continued)
==========================================   ==========================================   ==========================================

   PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES                           TOP 10 EQUITY HOLDINGS*

By industry                                   1. United States of America          75.2%   1. Roche Holding A.G.
Pharmaceuticals                       28.0%   2. Switzerland                        6.9       (Switzerland)                     4.1%
Biotechnology                         27.1    3. United Kingdom                     3.5    2. Amgen Inc.                        4.0
Life Sciences Tools & Services        12.7    4. Germany                            3.1    3. Genzyme Corp.                     3.5
Health Care Equipment                 12.4    5. France                             2.8    4. Gilead Sciences, Inc.             3.3
Managed Health Care                    5.4                                                 5. Novartis A.G.-ADR (Switzerland)   2.8
Health Care Services                   4.7   Total Net Assets             $1.49 billion    6. Johnson & Johnson                 2.5
Health Care Facilities                 2.7                                                 7. Wyeth                             2.3
Drug Retail                            1.7   Total Number of Holdings*              110    8. Pharmaceutical Product
Personal Products                      0.8                                                    Development, Inc.                 2.3
Health Care Technology                 0.7                                                 9. Celgene Corp.                     2.3
Health Care Supplies                   0.6                                                10. UnitedHealth Group Inc.           2.2
Health Care Distributors               0.5
Industrial Machinery                   0.5   The Fund's holdings are subject to change, and there is no assurance that the Fund will
Money Market Funds Plus Other                continue to hold any particular security.
Assets Less Liabilities                2.2
                                             *  Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM Global Health Care Fund

first quarter of 2007, which was the            Biotechnology firm Amgen was the top      The views and opinions expressed in
lowest level of U.S. growth since the        detractor from Fund performance. Shares of   management's discussion of Fund
fourth quarter of 2002.(1) Additionally,     Amgen have struggled following Food and      performance are those of A I M Advisors,
inflation remained a concern following the   Drug Administration concerns regarding the   Inc. These views and opinions are subject
sharp increase in the price of crude oil     safety of its anemia drugs, Aranesp          to change at any time based on factors
during the fiscal year. Fortunately, the     --REGISTERED TRADEMARK-- and                 such as market and economic conditions.
labor force has remained largely             Epogen--REGISTERED TRADEMARK--. However,     These views and opinions may not be relied
unaffected with the unemployment rate at     we believed the pressure on Amgen's base     upon as investment advice or
4.7% in October.(2)                          business appeared to stabilize. Moreover,    recommendations, or as an offer for a
                                             we believed the company could benefit from   particular security. The information is
   Despite concerns over a slowing           future cost cutting measures and its         not a complete analysis of every aspect of
economy, U.S. equities posted solid          product development pipeline.                any market, country, industry, security or
returns during the fiscal year, leaving      Additionally, the stock remained             the Fund. Statements of fact are from
several major market indexes near            inexpensive relative to other                sources considered reliable, but A I M
multi-year highs. Strong global economic     biotechnology stocks.                        Advisors, Inc. makes no representation or
growth, favorable corporate earnings                                                      warranty as to their completeness or
results and increased merger and                During the fiscal year, we sold           accuracy. Although historical performance
acquisition activity drove equity markets,   pharmacy benefit provider MEDCO HEALTH       is no guarantee of future results, these
offsetting concerns over slowing U.S.        SOLUTIONS. In general, we were concerned     insights may help you understand our
growth, high energy prices and subprime      about health care reimbursements and         investment management philosophy.
loan ramifications. Against this backdrop,   Medco's increased competition in the
materials, energy and telecommunication      generic drug arena from Wal-Mart (not a         See important Fund and index
services were among the best performing      Fund holding). We purchased MEDTRONIC, a        disclosures later in this report.
sectors of the MSCI World Index.             medical device maker focused on treating
Conversely, health care, financials and      chronic diseases such as diabetes and                  Derek M. Taner
consumer discretionary were the weakest      heart disease. We believed Medtronic could    [TANER   Chartered Financial Analyst,
performing sectors.                          benefit from accelerating growth and          PHOTO]   portfolio manager, is manager of
                                             profit margin improvement, as well as a                AIM Global Health Care Fund. Mr.
   On an absolute basis, holdings in         relatively inexpensive share price.          Taner began his investment career in 1993,
health care equipment, life sciences tools                                                as a fixed income analyst, assistant
and services, and biotechnology                 We maintained our foreign exposure with   portfolio manager and manager of a health
contributed the most to Fund performance     moderate weightings in Switzerland, the      care fund. Mr. Tanner joined AIM in 2005.
during the fiscal year. On the other hand,   U.K., Germany and France. We trimmed our     He earned a B.S. in accounting and an
holdings in health care technology and the   Swiss holdings following their strength in   M.B.A. from the Haas School of Business at
cumulative result of our foreign currency    the prior fiscal year and added new German   the University of California at Berkeley.
hedges detracted from performance.           and U.K. holdings as we identified what we
Relative to the MSCI World Health Care       considered attractive buying                 Assisted by the Global Health Care Team
Index, an overweight position in life        opportunities.
sciences tools and services, strong
security selection in health care               During the fiscal year, we maintained a
equipment and an overweight position in      positive outlook on the health care
biotechnology, as well as strong security    sector. Historically, the health care
selection and an underweight position in     sector has performed well in an
pharmaceutical stocks drove our              environment of decelerating earnings
outperformance                               growth for the broader market and a
                                             rotation into defensive growth sectors.
   CYTYC, an international provider of
surgical and diagnostic products targeting      As always, we thank you for your
women's health issues, was among the top     continued investment in AIM Global Health
contributors to performance during the       Care Fund.
fiscal year. The company has been working
to deploy its existing assets to invest in   Sources: (1)Bureau of Economic Analysis;
other companies also focused on women's      (2)Bureau of Labor Statistics
health. The latest merger, completed on
October 22, 2007, resulted in Cytyc
becoming the wholly owned subsidiary of
HOLOGIC and the creation of one of the
largest companies focused on women's
health in the world.

AIM Global Health Care Fund

Your Fund's long-term performance

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges, Fund expenses and management        illustrating changes in value during the
fees. Index results include reinvested       early years shown in the chart. The
dividends, but they do not reflect sales     vertical axis, the one that indicates the
charges. Performance of an index of funds    dollar value of an investment, is
reflects fund expenses and management        constructed with each segment representing
fees; performance of a market index does     a percent change in the value of the
not. Performance shown in the chart and      investment. In this chart, each segment
table(s) does not reflect deduction of       represents a doubling, or 100% change, in
taxes a shareholder would pay on Fund        the value of the investment. In other
distributions or sale of Fund shares.        words, the space between $5,000 and
Performance of the indexes does not          $10,000 is the same size as the space
reflect the effects of taxes.                between $10,000 and $20,000, and so on.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 07/31/89, FUND DATA FROM 08/07/89

                         AIM GLOBAL
                      HEALTH CARE FUND
        DATE          -CLASS A SHARES         MSCI WORLD INDEX(1)

      7/31/89                                        $10000                  3/95                  17754                 13032
         8/89              $ 9532                      9756                  4/95                  17310                 13483
         9/89                9573                     10029                  5/95                  17246                 13596
        10/89                9780                      9692                  6/95                  17523                 13588
        11/89               10119                     10076                  7/95                  18624                 14265
        12/89               10285                     10397                  8/95                  18976                 13944
         1/90                9821                      9909                  9/95                  19890                 14347
         2/90                9829                      9481                 10/95                  20167                 14118
         3/90               10103                      8906                 11/95                  21240                 14606
         4/90               10103                      8775                 12/95                  22393                 15029
         5/90               11197                      9696                  1/96                  23540                 15298
         6/90               11494                      9624                  2/96                  24234                 15388
         7/90               11520                      9709                  3/96                  24707                 15641
         8/90               10757                      8797                  4/96                  24897                 16006
         9/90               10326                      7867                  5/96                  25318                 16016
        10/90               10632                      8598                  6/96                  24128                 16094
        11/90               11353                      8454                  7/96                  21930                 15522
        12/90               11635                      8628                  8/96                  23730                 15697
         1/91               12409                      8940                  9/96                  25489                 16309
         2/91               13437                      9765                 10/96                  24836                 16419
         3/91               14211                      9474                 11/96                  24995                 17336
         4/91               13923                      9545                 12/96                  27734                 17055
         5/91               14620                      9759                  1/97                  28669                 17258
         6/91               13941                      9153                  2/97                  28864                 17453
         7/91               14926                      9582                  3/97                  25447                 17104
         8/91               15301                      9549                  4/97                  24067                 17660
         9/91               15454                      9797                  5/97                  28318                 18747
        10/91               16398                      9952                  6/97                  28638                 19679
        11/91               15778                      9516                  7/97                  29116                 20582
        12/91               18374                     10205                  8/97                  29491                 19202
         1/92               18133                     10013                  9/97                  32626                 20242
         2/92               17379                      9838                 10/97                  31886                 19173
         3/92               16214                      9371                 11/97                  31066                 19509
         4/92               15196                      9499                 12/97                  29948                 19744
         5/92               15556                      9874                  1/98                  29526                 20291
         6/92               14948                      9540                  2/98                  32015                 21660
         7/92               15556                      9561                  3/98                  32060                 22571
         8/92               15170                      9790                  4/98                  32572                 22788
         9/92               14828                      9697                  5/98                  32061                 22499
        10/92               14939                      9432                  6/98                  32891                 23030
        11/92               15880                      9597                  7/98                  32727                 22990
        12/92               15888                      9672                  8/98                  27402                 19920
         1/93               15322                      9701                  9/98                  29167                 20269
         2/93               13337                      9928                 10/98                  30389                 22098
         3/93               13525                     10501                 11/98                  32410                 23409
         4/93               13610                     10985                 12/98                  35473                 24549
         5/93               14422                     11235                  1/99                  36650                 25083
         6/93               14466                     11138                  2/99                  35474                 24412
         7/93               14081                     11364                  3/99                  38610                 25425
         8/93               14184                     11883                  4/99                  37780                 26424
         9/93               14748                     11660                  5/99                  36873                 25455
        10/93               15288                     11979                  6/99                  38274                 26638
        11/93               15442                     11298                  7/99                  38320                 26555
        12/93               16301                     11848                  8/99                  37477                 26504
         1/94               17409                     12627                  9/99                  35109                 26243
         2/94               16713                     12461                 10/99                  36193                 27604
         3/94               15622                     11921                 11/99                  38155                 28377
         4/94               15587                     12287                 12/99                  37426                 30670
         5/94               15526                     12315                  1/00                  38126                 28910
         6/94               14694                     12278                  2/00                  39724                 28985
         7/94               15313                     12509                  3/00                  39608                 30985
         8/94               16893                     12883                  4/00                  39177                 29671
         9/94               16885                     12542                  5/00                  40607                 28916
        10/94               16834                     12895                  6/00                  44217                 29886
        11/94               16422                     12333                  7/00                  45132                 29041
        12/94               16349                     12450                  8/00                  47294                 29983
         1/95               16876                     12260                  9/00                  50557                 28385
         2/95               17200                     12436                 10/00                  50122                 27906

====================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

        11/00               53120                     26208                  7/07                  71520                 38022
        12/00               56918                     26628                  8/07                  73222                 37993
         1/01               54578                     27141                  9/07                  75485                 39800
         2/01               57422                     24844                 10/07                  77706                 41021
         3/01               52018                     23208
         4/01               54323                     24919
         5/01               54844                     24595
         6/01               59989                     23820
         7/01               59413                     23502
         8/01               58765                     22371
         9/01               56485                     20396
        10/01               55576                     20786
        11/01               58399                     22012
        12/01               59608                     22148
         1/02               58004                     21475
         2/02               55116                     21286
         3/02               58279                     22267
         4/02               57638                     21469
         5/02               57235                     21504
         6/02               53257                     20196
         7/02               51356                     18492
         8/02               51058                     18523
         9/02               48832                     16484
        10/02               47933                     17699
        11/02               47933                     18650
        12/02               46093                     17744
         1/03               45346                     17203
         2/03               43142                     16902
         3/03               43548                     16846
         4/03               45089                     18339
         5/03               48403                     19383
         6/03               49943                     19716
         7/03               49813                     20115
         8/03               48871                     20547
         9/03               50924                     20670
        10/03               51525                     21895
        11/03               53127                     22226
        12/03               55975                     23618
         1/04               57816                     23997
         2/04               58308                     24399
         3/04               57643                     24237
         4/04               56894                     23741
         5/04               56274                     23939
         6/04               57067                     24449
         7/04               55589                     23651
         8/04               56317                     23755
         9/04               56036                     24204
        10/04               56422                     24796
        11/04               56998                     26099
        12/04               61102                     27095
         1/05               58816                     26485
         2/05               58816                     27324
         3/05               57299                     26796
         4/05               58199                     26210
         5/05               59677                     26676
         6/05               60124                     26907
         7/05               63269                     27846
         8/05               64427                     28056
         9/05               65135                     28785
        10/05               63683                     28087
        11/05               65269                     29022
        12/05               66424                     29665
         1/06               69028                     30990
         2/06               70194                     30944
         3/06               69794                     31624
         4/06               67323                     32585
         5/06               64900                     31472
         6/06               64569                     31462
         7/06               65537                     31659
         8/06               67851                     32480
         9/06               68095                     32868
        10/06               68973                     34074
        11/06               69035                     34908
        12/06               69305                     35618
         1/07               71252                     36039
         2/07               70205                     35851
         3/07               70766                     36507
         4/07               74368                     38117
         5/07               75685                     39185
         6/07               73467                     38883

====================================================================================================================================

AIM Global Health Care Fund

==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE OF THE FUND'S SHARE
                                                                                          CLASSES WILL DIFFER PRIMARILY DUE TO
As of 10/31/07, including applicable sales   As of 9/30/07, the most recent calendar      DIFFERENT SALES CHARGE STRUCTURES AND
charges                                      quarter-end, including applicable sales      CLASS EXPENSES.
                                             charges
CLASS A SHARES                                                                               A REDEMPTION FEE OF 2% WILL BE IMPOSED
Inception (8/7/89)                   11.90%  CLASS A SHARES                               ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
10 Years                              8.71   Inception (8/7/89)                   11.78%  THE FUND WITHIN 30 DAYS OF PURCHASE.
 5 Years                              8.93   10 Years                              8.13   EXCEPTIONS TO THE REDEMPTION FEE ARE
 1 Year                               6.58    5 Years                              7.88   LISTED IN THE FUND'S PROSPECTUS.
                                              1 Year                               4.77
CLASS B SHARES
Inception (4/1/93)                   12.53%  CLASS B SHARES
10 Years                              8.87   Inception (4/1/93)                   12.38%
 5 Years                              9.20   10 Years                              8.30
 1 Year                               6.96    5 Years                              8.13
                                              1 Year                               5.15
CLASS C SHARES
Inception (3/1/99)                    8.90%  CLASS C SHARES
 5 Years                              9.48   Inception (3/1/99)                    8.62%
 1 Year                              10.96    5 Years                              8.43
                                              1 Year                               9.08
INVESTOR CLASS SHARES
10 Years                              9.33%  INVESTOR CLASS SHARES
 5 Years                             10.17   10 Years                              8.75%
 1 Year                              12.78    5 Years                              9.11
                                              1 Year                              10.91

==========================================   ==========================================

INVESTOR CLASS SHARES' INCEPTION DATE IS        THE TOTAL ANNUAL FUND OPERATING EXPENSE
JULY 15, 2005. RETURNS SINCE THAT DATE ARE   RATIO SET FORTH IN THE MOST RECENT FUND
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    PROSPECTUS AS OF THE DATE OF THIS REPORT
BLENDED RETURNS OF HISTORICAL INVESTOR       FOR CLASS A, CLASS B, CLASS C AND INVESTOR
CLASS SHARE PERFORMANCE AND RESTATED CLASS   CLASS SHARES WAS 1.23%, 1.98%, 1.98% AND
A SHARE PERFORMANCE (FOR PERIODS PRIOR TO    1.23%, RESPECTIVELY. THE EXPENSE RATIOS
THE INCEPTION DATE OF INVESTOR CLASS         PRESENTED ABOVE MAY VARY FROM THE EXPENSE
SHARES) AT NET ASSET VALUE AND REFLECT THE   RATIOS PRESENTED IN OTHER SECTIONS OF THIS
RULE 12B-1 FEES APPLICABLE TO                REPORT THAT ARE BASED ON EXPENSES INCURRED
                                             DURING THE PERIOD COVERED BY THIS REPORT.
   CLASS A SHARES. CLASS A SHARES'
INCEPTION DATE IS AUGUST 7, 1989. THE           CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE DATA QUOTED REPRESENT PAST       MAXIMUM 5.50% SALES CHARGE, AND CLASS B
PERFORMANCE AND CANNOT GUARANTEE             AND CLASS C SHARE PERFORMANCE REFLECTS THE
COMPARABLE FUTURE RESULTS; CURRENT           APPLICABLE CONTINGENT DEFERRED SALES
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
VISIT AIMINVESTMENTS.COM FOR THE MOST        CDSC ON CLASS B SHARES DECLINES FROM 5%
RECENT MONTH-END PERFORMANCE. PERFORMANCE    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    THE BEGINNING OF THE SEVENTH YEAR. THE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
OF THE MAXIMUM SALES CHARGE UNLESS           YEAR AFTER PURCHASE. INVESTOR CLASS SHARES
OTHERWISE STATED. INVESTMENT RETURN AND      DO NOT HAVE A FRONT-END SALES CHARGE OR A    ==========================================
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CSDC; THEREFORE, PERFORMANCE IS AT NET
MAY HAVE A GAIN OR LOSS WHEN YOU SELL        ASSET VALUE.                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
SHARES.                                                                                   IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.

                                                                                          ==========================================

AIM Global Health Care Fund

AIM GLOBAL HEALTH CARE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF
CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          o The value of the Fund's shares is          o The LIPPER HEALTH/BIOTECHNOLOGY FUNDS
                                             particularly vulnerable to factors           INDEX is an equally weighted
o Class B shares are not available as an     affecting the health care industry, such     representation of the largest funds in the
investment for retirement plans maintained   as substantial government regulation that    Lipper Health/Biotechnology Funds
pursuant to Section 401 of the Internal      may impact the demand for products and       category. These funds invest at least 65%
Revenue Code, including 401(k) plans,        services offered by health care companies.   of their portfolios in equity securities
money purchase pension plans and profit      Also, the products and services offered by   of companies engaged in health-care,
sharing plans. Plans that had existing       health care companies may be subject to      medicine, and biotechnology.
accounts invested in Class B shares prior    rapid obsolescence caused by scientific
to September 30, 2003, will continue to be   advances and technological innovations,      o The Fund is not managed to track the
allowed to make additional purchases.        which can cause Fund shares to rise and      performance of any particular index,
                                             fall more than the value of shares of a      including the indexes defined here, and
o Investor Class shares are closed to most   fund that invests more broadly.              consequently, the performance of the Fund
investors. For more information on who may                                                may deviate significantly from the
continue to invest in Investor Class         o The prices of initial public offering      performance of the indexes.
shares, please see the prospectus.           (IPO) securities may go up and down more
                                             than prices of equity securities of          o A direct investment cannot be made in an
Principal risks of investing in the Fund     companies with longer trading histories.     index. Unless otherwise indicated, index
                                             In addition, companies offering securities   results include reinvested dividends, and
o The value of convertible securities in     in IPOs may have less experienced            they do not reflect sales charges.
which the Fund invests may be affected by    management or limited operating histories.   Performance of an index of funds reflects
market interest rates--the risk that the     There can be no assurance that the fund      fund expenses; performance of a market
issuer may default on interest or            will have favorable IPO investment           index does not.
principal payments and the value of the      opportunities.
underlying common stock into which these                                                  Other information
securities may be converted may decline as   o The tax-exempt character of the interest
a result.                                    paid on synthetic municipal securities is    o The Chartered Financial Analyst
                                             based on the tax-exempt income stream from   --REGISTERED TRADEMARK-- (CFA
o Investing in developing countries can      the collateral. The Internal Revenue         --REGISTERED TRADEMARK--) designation is a
add additional risk, such as high rates of   Service has not ruled on this issue and      globally recognized standard for measuring
inflation or sharply devalued currencies     could deem income derived from synthetic     the competence and integrity of investment
against the U.S. dollar. Transaction costs   municipal securities to be taxable. Also,    professionals.
are often higher, and there may be delays    synthetic instruments are subject to
in settlement procedures.                    counter party risk which is the risk that    o The returns shown in the management's
                                             the other party in the transaction will      discussion of Fund performance are based
o Prices of equity securities change in      not fulfill its contractual obligation to    on net asset values calculated for
response to many factors including the       complete the transaction with the Fund.      shareholder transactions. Generally
historical and prospective earnings of the                                                accepted accounting principles require
issuer, the value of its assets, general     About indexes used in this report            adjustments to be made to the net assets
economic conditions, interest rates,                                                      of the Fund at period end for financial
investor perceptions and market liquidity.   o The MSCI WORLD INDEX(SM) is a free         reporting purposes, and as such, the net
                                             float-adjusted market capitalization index   asset values for shareholder transactions
o Foreign securities have additional         that is designed to measure global           and the returns based on those net asset
risks, including exchange rate changes,      developed market equity performance.         values may differ from the net asset
political and economic upheaval, the                                                      values and returns reported in the
relative lack of information, relatively     o The MSCI WORLD HEALTH CARE INDEX is a      Financial Highlights.
low market liquidity, and the potential      free float-adjusted market capitalization
lack of strict financial and accounting      index that represents the health care        o Industry classifications used in this
controls and standards.                      segment in global developed market equity    report are generally according to the
                                             performance.                                 Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International Inc.
                                                                                          and Standard & Poor's.

=======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                 GGHCX
                                                                                          Class B Shares                 GTHBX
=======================================================================================   Class C Shares                 GTHCX
                                                                                          Investor Class Shares          GTHIX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
                                                                                          ==========================================
AIMINVESTMENTS.COM

AIM Global Health Care Fund

SCHEDULE OF INVESTMENTS(a)

October 31, 2007


                                                 SHARES          VALUE
---------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-74.94%

BIOTECHNOLOGY-27.06%

Acadia Pharmaceuticals Inc.(b)(c)                  700,032   $   10,766,492
---------------------------------------------------------------------------
Altus Pharmaceuticals Inc.(b)(c)                   247,589        3,426,632
---------------------------------------------------------------------------
Amgen Inc.(b)(c)                                 1,039,500       60,405,345
---------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.(b)(c)                 153,454        6,908,499
---------------------------------------------------------------------------
Array BioPharma Inc.(b)(c)                         324,908        3,638,970
---------------------------------------------------------------------------
Avigen, Inc.(b)(c)                                 769,316        3,731,183
---------------------------------------------------------------------------
Biogen Idec Inc.(b)(c)                             251,952       18,755,307
---------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.(b)(c)                 598,200       16,588,086
---------------------------------------------------------------------------
Celgene Corp.(b)(c)                                516,776       34,107,216
---------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.(b)(c)                 182,123        4,261,678
---------------------------------------------------------------------------
EPIX Pharmaceuticals, Inc.(c)                       24,785           98,644
---------------------------------------------------------------------------
Evolutionary Genomics/GenoPlex, Inc.
  (Acquired 09/15/97-06/25/98; Cost
  $408,490)(d)(e)(f)(g)(h)                       3,663,120               37
---------------------------------------------------------------------------
Genentech, Inc.(b)(c)                              197,825       14,664,767
---------------------------------------------------------------------------
Genzyme Corp.(b)(c)                                694,486       52,760,101
---------------------------------------------------------------------------
Gilead Sciences, Inc.(b)(c)                      1,051,560       48,571,556
---------------------------------------------------------------------------
Human Genome Sciences, Inc.(b)(c)                  790,419        7,477,364
---------------------------------------------------------------------------
ImClone Systems Inc.(b)(c)                         210,688        9,091,187
---------------------------------------------------------------------------
Incyte Corp.(b)(c)                                 449,996        3,896,965
---------------------------------------------------------------------------
InterMune, Inc.(b)(c)                              130,244        2,594,461
---------------------------------------------------------------------------
Keryx Biopharmaceuticals, Inc.(b)(c)               366,838        3,778,431
---------------------------------------------------------------------------
Medarex, Inc.(b)(c)                                733,093        8,760,461
---------------------------------------------------------------------------
Myriad Genetics, Inc.(b)(c)                        142,563        7,892,288
---------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(b)(c)                   394,198       18,412,989
---------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(b)(c)                    215,338        8,951,601
---------------------------------------------------------------------------
PDL BioPharma Inc.(b)(c)                           544,763       11,548,976
---------------------------------------------------------------------------
Theravance, Inc.(b)(c)                             113,844        2,848,377
---------------------------------------------------------------------------
United Therapeutics Corp.(b)(c)                    261,137       17,872,216
---------------------------------------------------------------------------
Vanda Pharmaceuticals Inc.(b)(c)                   196,028        2,940,420
---------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(b)(c)                  330,333       10,682,969
---------------------------------------------------------------------------
ZymoGenetics, Inc.(b)(c)                           603,667        8,119,321
===========================================================================
                                                                403,552,539
===========================================================================

DRUG RETAIL-1.13%

CVS Caremark Corp.(b)                              403,917       16,871,613
===========================================================================

HEALTH CARE DISTRIBUTORS-0.49%

Animal Health International, Inc.(b)(c)            674,436        7,351,352
===========================================================================

HEALTH CARE EQUIPMENT-11.11%

American Medical Systems Holdings, Inc.(b)(c)      792,180       10,131,982
---------------------------------------------------------------------------
Covidien Ltd.(b)                                   274,181       11,405,930
---------------------------------------------------------------------------
Dexcom Inc.(b)(c)                                  815,594        7,585,024
---------------------------------------------------------------------------

                                                 SHARES          VALUE
---------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-(CONTINUED)

Hologic, Inc.(b)(c)                                151,084   $   10,263,131
---------------------------------------------------------------------------
Hospira, Inc.(b)(c)                                429,097       17,734,579
---------------------------------------------------------------------------
Masimo Corp. (Acquired 10/07/98-09/14/99;
  Cost $1,174,999)(c)(d)(e)(f)                     422,727       12,295,860
---------------------------------------------------------------------------
Medtronic, Inc.(b)                                 568,144       26,952,751
---------------------------------------------------------------------------
NxStage Medical, Inc.(b)(c)                        489,330        7,217,618
---------------------------------------------------------------------------
ResMed Inc.(b)(c)                                  280,028       11,601,560
---------------------------------------------------------------------------
Respironics, Inc.(b)(c)                            461,906       23,123,014
---------------------------------------------------------------------------
Sensys Medical, Inc. (Acquired
  04/23/04-08/09/06; Cost $1,302)(d)(e)(f)(g)        8,750              875
---------------------------------------------------------------------------
Symmetry Medical Inc.(b)(c)                        454,123        7,788,210
---------------------------------------------------------------------------
Thoratec Corp.(b)(c)                               358,625        7,161,741
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(b)(c)                 256,546       12,511,748
===========================================================================
                                                                165,774,023
===========================================================================

HEALTH CARE FACILITIES-1.71%

Assisted Living Concepts Inc.-Class A(b)(c)        743,899        6,546,311
---------------------------------------------------------------------------
Skilled Healthcare Group Inc.-Class
  A(b)(c)(h)                                       468,751        7,678,141
---------------------------------------------------------------------------
Tenet Healthcare Corp.(b)(c)                     3,195,688       11,216,865
===========================================================================
                                                                 25,441,317
===========================================================================

HEALTH CARE SERVICES-3.84%

DaVita, Inc.(b)(c)                                 168,058       10,955,701
---------------------------------------------------------------------------
Express Scripts, Inc.(b)(c)                        384,571       24,266,430
---------------------------------------------------------------------------
HMS Holdings Corp.(b)(c)                           400,397       11,399,303
---------------------------------------------------------------------------
Laboratory Corp. of America Holdings(b)(c)         154,363       10,612,456
===========================================================================
                                                                 57,233,890
===========================================================================

HEALTH CARE SUPPLIES-0.59%

Cooper Cos., Inc. (The)(b)                         207,971        8,734,782
===========================================================================

HEALTH CARE TECHNOLOGY-0.74%

Eclipsys Corp.(b)(c)                               236,827        5,342,817
---------------------------------------------------------------------------
Vital Images, Inc.(b)(c)                           325,956        5,720,528
===========================================================================
                                                                 11,063,345
===========================================================================

LIFE SCIENCES TOOLS & SERVICES-9.89%

AMAG Pharmaceuticals, Inc.(b)(c)                   125,115        8,176,265
---------------------------------------------------------------------------
Applera Corp.-Applied Biosystems Group(b)          459,080       17,050,231
---------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(b)(c)                                       336,030       19,489,740
---------------------------------------------------------------------------
Invitrogen Corp.(b)(c)                             181,123       16,458,647
---------------------------------------------------------------------------
Millipore Corp.(b)(c)                              249,613       19,382,450
---------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(b)        812,058       34,301,330
---------------------------------------------------------------------------

AIM Global Health Care Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES-(CONTINUED)

Thermo Fisher Scientific, Inc.(b)(c)               416,321   $   24,483,838
---------------------------------------------------------------------------
Varian Inc.(b)(c)                                  111,203        8,216,790
===========================================================================
                                                                147,559,291
===========================================================================

MANAGED HEALTH CARE-5.43%

Aetna Inc.(b)                                      257,957       14,489,445
---------------------------------------------------------------------------
Aveta, Inc. (Acquired 12/21/05; Cost
  $10,877,598)(c)(e)(f)                            805,748        6,445,984
---------------------------------------------------------------------------
Health Net Inc.(c)                                 267,298       14,329,846
---------------------------------------------------------------------------
UnitedHealth Group Inc.(b)                         660,603       32,468,637
---------------------------------------------------------------------------
WellPoint Inc.(b)(c)                               168,033       13,313,255
===========================================================================
                                                                 81,047,167
===========================================================================

PERSONAL PRODUCTS-0.77%

Herbalife Ltd.(b)(c)                               259,884       11,458,286
===========================================================================

PHARMACEUTICALS-12.18%

Abbott Laboratories(b)                             281,074       15,352,262
---------------------------------------------------------------------------
Adams Respiratory Therapeutics, Inc.(b)(c)         452,698       19,891,550
---------------------------------------------------------------------------
Biodel Inc.(b)(c)                                  351,668        5,950,223
---------------------------------------------------------------------------
Cadence Pharmaceuticals, Inc.(b)(c)                406,408        5,803,506
---------------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(b)(c)           258,520        7,574,636
---------------------------------------------------------------------------
Inspire Pharmaceuticals, Inc.(b)(c)                648,283        4,045,286
---------------------------------------------------------------------------
Johnson & Johnson                                  570,314       37,167,363
---------------------------------------------------------------------------
Lilly (Eli) and Co.(b)                             276,674       14,981,897
---------------------------------------------------------------------------
MAP Pharmaceuticals Inc.(c)                        282,667        3,923,418
---------------------------------------------------------------------------
Matrixx Initiatives, Inc.(b)(c)                    305,548        5,289,036
---------------------------------------------------------------------------
Medicines Co. (The)(b)(c)                          231,501        4,433,244
---------------------------------------------------------------------------
Pfizer Inc.                                        926,456       22,800,082
---------------------------------------------------------------------------
Wyeth(b)                                           706,922       34,377,617
===========================================================================
                                                                181,590,120
===========================================================================
    Total Domestic Common Stocks (Cost
      $875,117,874)                                           1,117,677,725
===========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-22.54%

BRAZIL-1.41%

Amil Participacoes S.A. (Health Care
  Services)(c)                                   1,382,700       13,021,730
---------------------------------------------------------------------------
Drogasil S.A. (Drug Retail)                        861,426        7,953,309
===========================================================================
                                                                 20,975,039
===========================================================================

CANADA-1.46%

Cardiome Pharma Corp. (Pharmaceuticals)(c)         581,596        6,031,151
---------------------------------------------------------------------------
MDS Inc. (Life Sciences Tools & Services)          701,720       15,796,133
===========================================================================
                                                                 21,827,284
===========================================================================

FRANCE-2.78%

Ipsen S.A. (Pharmaceuticals)(b)                    339,250       19,330,040
---------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(b)(i)             251,355       22,117,998
===========================================================================
                                                                 41,448,038
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


GERMANY-3.06%

Gerresheimer A.G. (Life Sciences Tools &
  Services) (Acquired 06/08/07; Cost
  $12,593,286)(c)(f)(i)                            234,442   $   12,935,408
---------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(b)(i)                 148,586       18,644,209
---------------------------------------------------------------------------
Rhoen-Klinikum A.G. (Health Care
  Facilities)(i)                                   438,802       14,035,185
===========================================================================
                                                                 45,614,802
===========================================================================

JAPAN-0.68%

Shionogi & Co., Ltd. (Pharmaceuticals)(i)          598,120       10,200,681
===========================================================================

NETHERLANDS-0.85%

QIAGEN N.V. (Life Sciences Tools &
  Services)(b)(c)                                  539,303       12,695,193
===========================================================================

RUSSIA-0.28%

Pharmstandard-GDR (Pharmaceuticals) (Acquired
  05/04/07; Cost $2,728,853)(c)(d)(f)              187,550        4,102,070
===========================================================================

SPAIN-1.10%

Laboratorios Almirall S.A. (Pharmaceuticals)
  (Acquired 06/19/07; Cost
  $12,621,391)(c)(f)(i)                            672,333       16,401,037
===========================================================================

SWITZERLAND-6.89%

Novartis A.G.-ADR (Pharmaceuticals)                781,408       41,547,464
---------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(i)            357,808       61,174,803
===========================================================================
                                                                102,722,267
===========================================================================

TURKEY-0.48%

EastPharma Ltd. (Pharmaceuticals)(c)(d)             54,359          581,641
---------------------------------------------------------------------------
EastPharma Ltd.-GDR (Pharmaceuticals)
  (Acquired 07/13/07-07/16/07; Cost
  $6,825,302)(c)(d)(f)                             620,482        6,639,158
===========================================================================
                                                                  7,220,799
===========================================================================

UNITED KINGDOM-3.55%

Hikma Pharmaceuticals PLC
  (Pharmaceuticals)(i)                             996,053       10,360,774
---------------------------------------------------------------------------
Shire PLC-ADR (Pharmaceuticals)(b)                 245,643       18,460,071
---------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Equipment)(i)    1,253,020       16,961,892
---------------------------------------------------------------------------
Whatman PLC (Industrial Machinery)               1,633,661        7,225,801
===========================================================================
                                                                 53,008,538
===========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $250,826,102)                      336,215,748
===========================================================================

PREFERRED STOCKS-0.29%

BIOTECHNOLOGY-0.07%

Athersys Inc. Series F, Conv. Pfd. (Acquired
  04/17/00; Cost $10,000,000)(d)(e)(f)(g)          277,594        1,110,376
===========================================================================

AIM Global Health Care Fund


                                                 SHARES          VALUE
---------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-0.05%

Locus Pharmaceuticals, Inc.,
  Series C, Pfd., (Acquired 11/21/00; Cost
  $4,500,000)(d)(e)(f)(g)                        2,000,000   $      522,000
---------------------------------------------------------------------------
  Series D, Pfd., (Acquired 09/06/01; Cost
  $2,352,940)(d)(e)(f)(g)                          588,235          153,529
===========================================================================
                                                                    675,529
===========================================================================

HEALTH CARE EQUIPMENT-0.16%

Intact Medical Corp.-Series C, Pfd. (Acquired
  03/26/01; Cost $2,000,001)(d)(e)(f)(g)         2,439,026          237,805
---------------------------------------------------------------------------
Sensys Medical, Inc.,
  Series A-2, Pfd., (Acquired
  02/25/98-09/30/05; Cost
  $7,627,993)(d)(e)(f)(g)                        2,173,209        1,890,692
---------------------------------------------------------------------------
  Series B, Conv. Pfd., (Acquired
  03/16/05-01/12/07; Cost
  $245,305)(d)(e)(f)(g)                            282,004          245,343
===========================================================================
                                                                  2,373,840
===========================================================================

PHARMACEUTICALS-0.01%

BioImagene, Inc.-Series B-2, Pfd. (Acquired
  05/24/01; Cost $2,700,000)(d)(e)(f)(g)           187,734          188,673
===========================================================================
    Total Preferred Stocks (Cost $29,426,239)                     4,348,418
===========================================================================

                                                 SHARES          VALUE
---------------------------------------------------------------------------


MONEY MARKET FUNDS-2.78%

Liquid Assets Portfolio-Institutional
  Class(j)                                      20,758,858   $   20,758,858
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(j)        20,758,858       20,758,858
===========================================================================
    Total Money Market Funds (Cost
      $41,517,716)                                               41,517,716
===========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities on loan)-100.55% (Cost
  $1,196,887,931)                                             1,499,759,607
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-25.04%

Liquid Assets Portfolio-Institutional Class
  (Cost $373,408,008)(j)(k)                    373,408,008      373,408,008
===========================================================================
TOTAL INVESTMENTS-125.59% (Cost
  $1,570,295,939)                                             1,873,167,615
===========================================================================
OTHER ASSETS LESS LIABILITIES-(25.59)%                         (381,718,118)
===========================================================================
NET ASSETS-100.00%                                           $1,491,449,497
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
GDR    - Global Depositary Receipt
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) All or a portion of this security was out on loan at October 31, 2007.
(c) Non-income producing security.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2007 was $27,968,059, which represented 1.88% of the Fund's Net Assets. See Note 1A.
(e) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at October 31, 2007 was $23,091,174, which represented 1.55% of the Fund's Net Assets.
(f) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2007 was $63,168,847, which represented 4.24% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(g) Security is considered venture capital.
(h) Affiliated company. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2007 was $7,678,178, which represented 0.51% of the Fund's Net Assets. See Note 3.
(i) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $182,831,987, which represented 12.26% of the Fund's Net Assets. See Note 1A.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(k) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Health Care Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $1,147,755,784)*  $1,450,563,713
------------------------------------------------------------
Investments in affiliates, at value (Cost
  $422,540,155)                                  422,603,902
============================================================
    Total investments (Cost $1,570,295,939)    1,873,167,615
============================================================
Foreign currencies, at value (Cost
  $11,126,430)                                    11,262,921
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,867,730
------------------------------------------------------------
  Fund shares sold                                   419,525
------------------------------------------------------------
  Dividends                                          497,372
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               280,367
------------------------------------------------------------
Other assets                                         119,690
============================================================
    Total assets                               1,892,615,220
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           17,053,046
------------------------------------------------------------
  Fund shares reacquired                           2,362,573
------------------------------------------------------------
  Foreign currency contracts                       6,781,832
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 401,482
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       373,408,008
------------------------------------------------------------
Accrued distribution fees                            417,602
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,749
------------------------------------------------------------
Accrued transfer agent fees                          508,458
------------------------------------------------------------
Accrued operating expenses                           229,973
------------------------------------------------------------
    Total liabilities                            401,165,723
============================================================
Net assets applicable to shares outstanding   $1,491,449,497
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,065,728,075
------------------------------------------------------------
Undistributed net investment income (loss)          (234,827)
------------------------------------------------------------
Undistributed net realized gain                  127,072,159
------------------------------------------------------------
Unrealized appreciation                          298,884,090
============================================================
                                              $1,491,449,497
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  642,560,723
____________________________________________________________
============================================================
Class B                                       $  119,886,382
____________________________________________________________
============================================================
Class C                                       $   40,297,116
____________________________________________________________
============================================================
Investor Class                                $  688,705,276
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           20,120,291
____________________________________________________________
============================================================
Class B                                            4,267,633
____________________________________________________________
============================================================
Class C                                            1,433,414
____________________________________________________________
============================================================
Investor Class                                    21,560,488
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        31.94
------------------------------------------------------------
  Offering price per share
    (Net asset value of $31.94 divided by
    94.50%)                                   $        33.80
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        28.09
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        28.11
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        31.94
____________________________________________________________
============================================================

* At October 31, 2007, securities with an aggregate value of $367,918,380 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Health Care Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $768,227)      $  9,456,927
--------------------------------------------------------------------------
Dividends from affiliates (Includes securities lending
  income of $381,853)                                            1,404,379
==========================================================================
    Total investment income                                     10,861,306
==========================================================================

EXPENSES:

Advisory fees                                                    9,035,439
--------------------------------------------------------------------------
Administrative services fees                                       363,937
--------------------------------------------------------------------------
Custodian fees                                                     141,715
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,457,725
--------------------------------------------------------------------------
  Class B                                                        1,284,026
--------------------------------------------------------------------------
  Class C                                                          405,955
--------------------------------------------------------------------------
  Investor Class                                                 1,749,524
--------------------------------------------------------------------------
Transfer agent fees                                              3,597,433
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           67,002
--------------------------------------------------------------------------
Other                                                              479,205
==========================================================================
    Total expenses                                              18,581,961
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                  (150,202)
==========================================================================
    Net expenses                                                18,431,759
==========================================================================
Net investment income (loss)                                    (7,570,453)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $5,427,892)                          158,680,817
--------------------------------------------------------------------------
  Foreign currencies                                               (52,270)
--------------------------------------------------------------------------
  Foreign currency contracts                                    (8,287,700)
==========================================================================
                                                               150,340,847
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         36,123,602
--------------------------------------------------------------------------
  Foreign currencies                                              (198,359)
--------------------------------------------------------------------------
  Foreign currency contracts                                    (8,059,658)
==========================================================================
                                                                27,865,585
==========================================================================
Net realized and unrealized gain                               178,206,432
==========================================================================
Net increase in net assets resulting from operations          $170,635,979
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Health Care Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                   2007              2006
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,570,453)   $   (8,554,689)
----------------------------------------------------------------------------------------------
  Net realized gain                                              150,340,847       139,545,820
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            27,865,585        (9,766,453)
==============================================================================================
    Net increase in net assets resulting from operations         170,635,979       121,224,678
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (50,369,554)      (17,233,165)
----------------------------------------------------------------------------------------------
  Class B                                                        (14,418,133)       (5,229,262)
----------------------------------------------------------------------------------------------
  Class C                                                         (4,422,169)       (1,560,543)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (69,356,328)      (24,873,030)
==============================================================================================
    Decrease in net assets resulting from distributions         (138,566,184)      (48,896,000)
==============================================================================================
Share transactions-net:
  Class A                                                         85,565,558       (40,904,171)
----------------------------------------------------------------------------------------------
  Class B                                                        (18,741,343)      (20,671,331)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,246,747)       (4,768,512)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (65,297,812)     (107,480,024)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                             (720,344)     (173,824,038)
==============================================================================================
    Net increase (decrease) in net assets                         31,349,451      (101,495,360)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,460,100,046     1,561,595,406
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(234,827) and $(196,077), respectively)        $1,491,449,497    $1,460,100,046
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Global Health Care Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Global Health Care Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

       The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM Global Health Care Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                            0.75%
--------------------------------------------------------------------
Next $350 million                                             0.65%
--------------------------------------------------------------------
Next $1.3 billion                                             0.55%
--------------------------------------------------------------------
Next $2 billion                                               0.45%
--------------------------------------------------------------------
Next $2 billion                                               0.40%
--------------------------------------------------------------------
Next $2 billion                                               0.375%
--------------------------------------------------------------------
Over $8 billion                                               0.35%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $14,435.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco reimbursed expenses of the Fund in the amount of $1,061.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish

AIM Global Health Care Fund

continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $68,025 in front-end sales commissions from the sale of Class A shares and $4,808, $175,668 and $3,814 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
                   10/31/06          AT COST          FROM SALES       (DEPRECIATION)      10/31/07         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $10,405,502     $  238,602,476    $  (228,249,120)     $      --       $ 20,758,858     $ 512,188     $        --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class            10,405,502        238,602,476       (228,249,120)            --         20,758,858       510,338              --
===================================================================================================================================
  Subtotal        $20,811,004     $  477,204,952    $  (456,498,240)     $      --       $ 41,517,716     $1,022,526    $        --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
                   10/31/06          AT COST          FROM SALES       (DEPRECIATION)      10/31/07       INCOME(A)     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 8,025,662     $1,528,387,023    $(1,163,004,677)     $      --       $373,408,008     $ 290,997     $        --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             8,025,662        232,510,338       (240,536,000)            --                 --        90,856              --
===================================================================================================================================
  Subtotal        $16,051,324     $1,760,897,361    $(1,403,540,677)     $      --       $373,408,008     $ 381,853     $        --
===================================================================================================================================

(a)  Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2007.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
                   10/31/06          AT COST          FROM SALES       (DEPRECIATION)      10/31/07         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Evolutionary
  Genomics/
  GenoPlex,
  Inc.            $        --     $      408,490    $            --      $(408,453)      $         37     $      --     $        --
-----------------------------------------------------------------------------------------------------------------------------------
Ingenex
  Inc.-Series
  B, Pfd.(b)               --          1,200,000                 --             --                 --            --      (1,200,000)
-----------------------------------------------------------------------------------------------------------------------------------
Skilled
  Healthcare
  Group Inc.-
  Class A(c)               --          7,205,941                 --        472,200          7,678,141            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Wuxi Pharmatech
  Inc.(c)                  --          1,493,464         (2,937,502)            --                 --            --       1,444,038
===================================================================================================================================
  Subtotal        $        --     $   10,307,895    $    (2,937,502)     $  63,747       $  7,678,178     $      --     $   244,038
===================================================================================================================================
    Total
    Investments
      in
     Affiliates   $36,862,328     $2,248,410,208    $(1,862,976,419)     $  63,747       $422,603,902     $1,404,379    $   244,038
___________________________________________________________________________________________________________________________________
===================================================================================================================================

(b) Acquired through a plan of reorganization with AIM Advantage Health Sciences Fund. As of October 31, 2007, the security was deemed worthless and written off.
(c) As of October 31, 2007, the security is no longer considered an affiliate of the Fund.

AIM Global Health Care Fund

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2007, the Fund engaged in securities sales of $15,115,880, which resulted in net realized gains of $5,427,892, and securities purchases of $8,106,663.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $134,706.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $11,351 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

AIM Global Health Care Fund


    At October 31, 2007, securities with an aggregate value of $367,918,380 were on loan to brokers. The loans were secured by cash collateral of $373,408,008 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $381,853 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--FOREIGN CURRENCY CONTRACTS

                                          OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                    CONTRACT TO                                      UNREALIZED
SETTLEMENT                                              ------------------------------------         VALUE          APPRECIATION
DATE                                                          DELIVER              RECEIVE         10/31/07        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                CHF  26,500,000      USD  22,510,661      $22,892,962       $  (382,301)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                CHF   6,000,000      USD   5,095,282        5,183,312           (88,030)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                CHF  26,500,000      USD  22,510,469       22,892,962          (382,493)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                EUR   4,500,000      USD   6,228,045        6,520,208          (292,163)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                EUR  20,000,000      USD  27,672,000       28,978,700        (1,306,700)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                EUR  11,000,000      USD  15,218,500       15,938,285          (719,785)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                GBP   5,500,000      USD  11,148,390       11,431,521          (283,131)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                GBP   4,600,000      USD   9,325,442        9,560,909          (235,467)
---------------------------------------------------------------------------------------------------------------------------------
11/08/07                                                GBP   2,500,000      USD   5,067,500        5,196,146          (128,646)
=================================================================================================================================
Total open foreign currency contracts                                                                               $(3,818,716)
=================================================================================================================================

                                         CLOSED FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                      CONTRACT TO
CLOSED                                                     ----------------------------------        VALUE            REALIZED
DATE                                                             DELIVER             RECEIVE        10/31/07            GAIN
---------------------------------------------------------------------------------------------------------------------------------
10/15/07                                                   USD  5,093,379      CHF  6,000,000      $5,095,282        $    1,903
=================================================================================================================================

                                                                    CONTRACT TO                                       REALIZED
CLOSED                                                  ------------------------------------         VALUE              GAIN
DATE                                                          DELIVER              RECEIVE         10/31/07            (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
10/15/07                                                USD  10,204,500      GBP   5,000,000      $10,136,350       $   (68,150)
---------------------------------------------------------------------------------------------------------------------------------
10/29/07                                                USD  15,469,233      CHF  18,000,000       15,285,845          (183,388)
---------------------------------------------------------------------------------------------------------------------------------
10/30/07                                                USD  20,257,747      CHF  23,500,000       19,962,284          (295,463)
---------------------------------------------------------------------------------------------------------------------------------
10/30/07                                                USD  20,249,892      CHF  23,500,000       19,962,114          (287,778)
---------------------------------------------------------------------------------------------------------------------------------
10/30/07                                                USD  21,639,600      EUR  15,000,000       20,752,500          (887,100)
---------------------------------------------------------------------------------------------------------------------------------
10/30/07                                                USD  21,638,700      EUR  15,000,000       20,760,150          (878,550)
---------------------------------------------------------------------------------------------------------------------------------
10/30/07                                                USD   9,302,535      GBP   4,500,000        9,121,410          (181,125)
---------------------------------------------------------------------------------------------------------------------------------
10/30/07                                                USD   9,304,965      GBP   4,500,000        9,121,500          (183,465)
=================================================================================================================================
                                                                                                                    $(2,965,019)
=================================================================================================================================
  Total closed foreign currency contracts                                                                           $(2,963,116)
=================================================================================================================================
  Total foreign currency contracts                                                                                  $(6,781,832)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Currency Abbreviations:

CHF  - Swiss Franc
EUR  - Euro
GBP  - British Pound Sterling
USD  - U.S. Dollar

AIM Global Health Care Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                  2007           2006
-----------------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $138,566,184    $48,896,000
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                     2007
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   33,434,548
------------------------------------------------------------------------------
Undistributed long-term gain                                       101,318,804
------------------------------------------------------------------------------
Net unrealized appreciation-investments                            291,202,897
------------------------------------------------------------------------------
Temporary book/tax differences                                        (234,827)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,065,728,075
==============================================================================
  Total net assets                                              $1,491,449,497
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and straddle loss deferrals. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(168,870).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of October 31, 2007.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $637,979,453 and $890,901,964, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $342,474,879
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (51,103,112)
==============================================================================
Net unrealized appreciation of investment securities             $291,371,767
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,581,795,848.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, merger expenses and net operating losses, on October 31, 2007, undistributed net investment income (loss) was increased by $7,555,508, undistributed net realized gain was decreased by $7,550,712 and shares of beneficial interest decreased by $4,796. Further, as a result of tax deferrals acquired in the reorganization of AIM Advantage Health Sciences Fund into the Fund, undistributed net investment income (loss) was decreased by $23,805, undistributed net realized gain was decreased by $1,665,594 and shares of beneficial interest increased by $1,689,399. These reclassifications had no effect on the net assets of the Fund.

AIM Global Health Care Fund

NOTE 13--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

    Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED                         YEAR ENDED
                                                             OCTOBER 31, 2007(a)                 OCTOBER 31, 2006
                                                        -----------------------------      -----------------------------
                                                          SHARES           AMOUNT            SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                1,290,957      $  39,138,862       1,953,021      $  59,888,031
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  348,032          9,236,345         450,233         12,430,712
------------------------------------------------------------------------------------------------------------------------
  Class C                                                  210,479          5,576,512         343,417          9,538,681
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                           556,539         16,741,332       1,056,376         32,328,843
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                1,572,712         45,026,746         537,542         16,276,764
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  527,134         13,362,840         181,425          4,961,982
------------------------------------------------------------------------------------------------------------------------
  Class C                                                  149,665          3,796,993          53,848          1,473,808
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                         2,351,710         67,352,959         799,951         24,230,526
========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                4,379,336        133,533,342              --                 --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  115,538          3,111,032              --                 --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                   90,627          2,442,233              --                 --
========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                  250,972          7,148,844         211,052          6,451,381
------------------------------------------------------------------------------------------------------------------------
  Class B                                                 (282,296)        (7,148,844)       (234,284)        (6,451,381)
========================================================================================================================
Reacquired:(c)
  Class A                                               (4,625,374)      (139,282,236)     (4,082,361)      (123,520,347)
------------------------------------------------------------------------------------------------------------------------
  Class B                                               (1,386,357)       (37,302,716)     (1,148,199)       (31,612,644)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                 (529,473)       (14,062,485)       (572,962)       (15,781,001)
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                        (4,974,298)      (149,392,103)     (5,353,563)      (164,039,393)
========================================================================================================================
                                                            45,903      $    (720,344)     (5,804,504)     $(173,824,038)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b) As of the open of business on April 23, 2007, the Fund acquired all the net assets of AIM Advantage Health Sciences Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 8, 2006 and by the shareholders of AIM Advantage Health Sciences Fund on April 12, 2007. The acquisition was accomplished by a tax-free exchange of 4,585,501 shares of the Fund for 8,205,142 shares outstanding of AIM Advantage Health Sciences Fund as of the close of business on April 20, 2007. Each class of AIM Advantage Health Sciences Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Advantage Health Sciences Fund to the net asset value of the Fund on the close of business, April 20, 2007. AIM Advantage Health Sciences Fund's net assets at that date of $139,086,607 including $7,484,339 of unrealized appreciation, were combined with those of the Fund immediately before the acquisition of $1,413,468,633. The combined aggregate net assets subsequent to the reorganization were $1,552,555,240.
(c) Net of redemption fees of $11,940 and $0 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

AIM Global Health Care Fund

NOTE 14--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2007           2006        2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  31.28       $  29.77    $  26.38       $  24.09       $  22.41
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(a)      (0.15)      (0.18)(a)      (0.17)(a)      (0.13)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.79           2.59        3.57           2.46           1.81
===============================================================================================================================
    Total from investment operations                              3.66           2.44        3.39           2.29           1.68
===============================================================================================================================
Less distributions from net realized gains                       (3.00)         (0.93)         --             --             --
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --          --             --             --
===============================================================================================================================
Net asset value, end of period                                $  31.94       $  31.28    $  29.77       $  26.38       $  24.09
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  12.82%          8.31%      12.85%          9.51%          7.50%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $642,561       $539,666    $554,679       $550,319       $536,746
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.19%(c)       1.22%       1.48%          1.89%          1.94%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.19%(c)       1.22%       1.60%          1.91%          1.94%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)     (0.46)%     (0.64)%        (0.63)%        (0.56)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(d)                                          46%            83%         92%            64%            99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $583,090,103.
(d) For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.

AIM Global Health Care Fund

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2007           2006        2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  28.06       $  26.99    $  24.08       $  22.09       $  20.66
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.32)(a)      (0.36)      (0.33)(a)      (0.27)(a)      (0.23)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.35           2.36        3.24           2.26           1.66
===============================================================================================================================
    Total from investment operations                              3.03           2.00        2.91           1.99           1.43
===============================================================================================================================
Less distributions from net realized gains                       (3.00)         (0.93)         --             --             --
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --          --             --             --
===============================================================================================================================
Net asset value, end of period                                $  28.09       $  28.06    $  26.99       $  24.08       $  22.09
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  11.96%          7.52%      12.08%          9.01%          6.92%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $119,886       $138,788    $153,766       $168,468       $179,646
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.94%(c)       1.97%       2.14%          2.39%          2.44%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.94%(c)       1.97%       2.26%          2.41%          2.44%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.19)%(c)     (1.21)%     (1.30)%        (1.13)%        (1.06)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(d)                                          46%            83%         92%            64%            99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $128,402,632.
(d) For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2007          2006       2005          2004          2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 28.08       $ 27.01    $ 24.09       $ 22.11       $ 20.67
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.32)(a)     (0.36)     (0.33)(a)     (0.27)(a)     (0.23)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.35          2.36       3.25          2.25          1.67
==========================================================================================================================
    Total from investment operations                             3.03          2.00       2.92          1.98          1.44
==========================================================================================================================
Less distributions from net realized gains                      (3.00)        (0.93)        --            --            --
==========================================================================================================================
Redemption fees added to shares of beneficial interest           0.00            --         --            --            --
==========================================================================================================================
Net asset value, end of period                                $ 28.11       $ 28.08    $ 27.01       $ 24.09       $ 22.11
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 11.96%         7.51%     12.12%         8.95%         6.97%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,297       $42,463    $45,591       $42,863       $43,482
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.94%(c)      1.97%      2.14%         2.39%         2.44%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.94%(c)      1.97%      2.26%         2.41%         2.44%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.19)%(c)    (1.21)%    (1.30)%       (1.13)%       (1.06)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(d)                                         46%           83%        92%           64%           99%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $40,595,549.
(d) For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.

AIM Global Health Care Fund

                                                                           INVESTOR CLASS
                                                              ----------------------------------------
                                                                                         JULY 15, 2005
                                                                    YEAR ENDED           (COMMENCEMENT
                                                                    OCTOBER 31,            DATE) TO
                                                              -----------------------     OCTOBER 31,
                                                                2007           2006          2005
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  31.29       $  29.77      $  28.95
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(a)      (0.15)        (0.04)(a)
------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          3.78           2.60          0.86
======================================================================================================
    Total from investment operations                              3.65           2.45          0.82
======================================================================================================
Less distributions from net realized gains                       (3.00)         (0.93)           --
======================================================================================================
Redemption fees added to shares of beneficial interest            0.00             --            --
======================================================================================================
Net asset value, end of period                                $  31.94       $  31.29      $  29.77
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  12.78%          8.35%         2.83%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $688,705       $739,183      $807,560
======================================================================================================
Ratio of expenses to average net assets                           1.19%(c)       1.22%         1.25%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)     (0.46)%       (0.41)%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                          46%            83%           92%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $699,809,690.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by AIM who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the AIM Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of AIM and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

    At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

AIM Global Health Care Fund

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Global Health Care Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Global Health Care Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Health Care Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Global Health Care Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
                           ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
     SHARE CLASS            (05/01/07)        (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,045.90          $ 6.03           $1,019.31           $5.96            1.17%
B                             1,000.00           1,041.90            9.88            1,015.53            9.75            1.92
C                             1,000.00           1,041.90            9.88            1,015.53            9.75            1.92
Investor                      1,000.00           1,045.80            6.03            1,019.31            5.96            1.17

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Global Health Care Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM     Committee considers each Sub-Committee's     limited to changes to the Fund's
Investment Funds is required under the       recommendations and makes its own            performance, advisory fees, expense
Investment Company Act of 1940 to approve    recommendations regarding the performance,   limitations and/or fee waivers.
annually the renewal of the AIM Global       fees and expenses of the AIM Funds to the
Health Care Fund (the Fund) investment       full Board. Moreover, the Investments        A. NATURE, EXTENT AND QUALITY OF SERVICES
advisory agreement with A I M Advisors,      Committee considers each SubCommittee's         PROVIDED BY AIM
Inc. (AIM). During contract renewal          recommendations in making its annual
meetings held on June 25-27, 2007, the       recommendation to the Board whether to       The Board reviewed the advisory services
Board as a whole and the disinterested or    approve the continuance of each AIM Fund's   provided to the Fund by AIM under the
"independent" Trustees, voting separately,   investment advisory agreement and            Fund's advisory agreement, the performance
approved the continuance of the Fund's       sub-advisory agreement, if applicable        of AIM in providing these services, and
investment advisory agreement for another    (advisory agreements), for another year.     the credentials and experience of the
year, effective July 1, 2007. In doing so,                                                officers and employees of AIM who provide
the Board determined that the Fund's            The independent Trustees, as mentioned    these services. The Board's review of the
advisory agreement is in the best            above, are assisted in their annual          qualifications of AIM to provide these
interests of the Fund and its shareholders   evaluation of the advisory agreements by     services included the Board's
and that the compensation to AIM under the   the independent Senior Officer. One          consideration of AIM's portfolio and
Fund's advisory agreement is fair and        responsibility of the Senior Officer is to   product review process, various back
reasonable.                                  manage the process by which the AIM Funds'   office support functions provided by AIM,
                                             proposed management fees are negotiated      and AIM's equity and fixed income trading
   The independent Trustees met separately   during the annual contract renewal process   operations. The Board concluded that the
during their evaluation of the Fund's        to ensure that they are negotiated in a      nature, extent and quality of the advisory
investment advisory agreement with           manner which is at arms' length and          services provided to the Fund by AIM were
independent legal counsel from whom they     reasonable. Accordingly, the Senior          appropriate and that AIM currently is
received independent legal advice, and the   Officer must either supervise a              providing satisfactory advisory services
independent Trustees also received           competitive bidding process or prepare an    in accordance with the terms of the Fund's
assistance during their deliberations from   independent written evaluation. The Senior   advisory agreement. In addition, based on
the independent Senior Officer, a            Officer has recommended that an              their ongoing meetings throughout the year
full-time officer of the AIM Funds who       independent written evaluation be provided   with the Fund's portfolio managers, the
reports directly to the independent          and, upon the direction of the Board, has    Board concluded that these individuals are
Trustees. The following discussion more      prepared an independent written              competent and able to continue to carry
fully describes the process employed by      evaluation.                                  out their responsibilities under the
the Board to evaluate the performance of                                                  Fund's advisory agreement.
the AIM Funds (including the Fund)              During the annual contract renewal
throughout the year and, more                process, the Board considered the factors       In determining whether to continue the
specifically, during the annual contract     discussed below under the heading "Factors   Fund's advisory agreement, the Board
renewal meetings.                            and Conclusions and Summary of Independent   considered the prior relationship between
                                             Written Fee Evaluation" in evaluating the    AIM and the Fund, as well as the Board's
THE BOARD'S FUND EVALUATION PROCESS          fairness and reasonableness of the Fund's    knowledge of AIM's operations, and
                                             advisory agreement at the contract renewal   concluded that it was beneficial to
The Board's Investments Committee has        meetings and at their meetings throughout    maintain the current relationship, in
established three Sub-Committees which are   the year as part of their ongoing            part, because of such knowledge. The Board
responsible for overseeing the management    oversight of the Fund. The Fund's advisory   also considered the steps that AIM and its
of a number of the series portfolios of      agreement was considered separately,         affiliates have taken over the last
the AIM Funds. This SubCommittee structure   although the Board also considered the       several years to improve the quality and
permits the Trustees to focus on the         common interests of all of the AIM Funds     efficiency of the services they provide to
performance of the AIM Funds that have       in their deliberations. The Board            the Funds in the areas of investment
been assigned to them. The Sub-Committees    comprehensively considered all of the        performance, product line diversification,
meet throughout the year to review the       information provided to them and did not     distribution, fund operations, shareholder
performance of their assigned funds, and     identify any particular factor that was      services and compliance. The Board
the Sub-Committees review monthly and        controlling. Furthermore, each Trustee may   concluded that the quality and efficiency
quarterly comparative performance            have evaluated the information provided      of the services AIM and its affiliates
information and periodic asset flow data     differently from one another and             provide to the AIM Funds in each of these
for their assigned funds. These materials    attributed different weight to the various   areas have generally improved, and support
are prepared under the direction and         factors. The Trustees recognized that the    the Board's approval of the continuance of
supervision of the independent Senior        advisory arrangements and resulting          the Fund's advisory agreement.
Officer. Over the course of each year, the   advisory fees for the Fund and the other
Sub-Committees meet with portfolio           AIM Funds are the result of years of         B. FUND PERFORMANCE
managers for their assigned funds and        review and negotiation between the
other members of management and review       Trustees and AIM, that the Trustees may      The Board compared the Fund's performance
with these individuals the performance,      focus to a greater extent on certain         during the past one, three and five
investment objective(s), policies,           aspects of these arrangements in some        calendar years to the performance of funds
strategies and limitations of these funds.   years than others, and that the Trustees'    in the Fund's Lipper peer group that are
                                             deliberations and conclusions in a           not managed by AIM, and against the
   In addition to their meetings             particular year may be based in part on      performance of all funds in the Lipper
throughout the year, the Sub-Committees      their deliberations and conclusions of       Health/Biotechnology Funds Index. The
meet at designated contract renewal          these same arrangements throughout the       Board also reviewed the methodology used
meetings each year to conduct an in-depth    year and in prior years.                     by Lipper to identify the Fund's peers.
review of the performance, fees and                                                       The Board noted that the Fund's
expenses of their assigned funds. During     FACTORS AND CONCLUSIONS AND SUMMARY OF       performance was comparable to the median
the contract renewal process, the Trustees   INDEPENDENT WRITTEN FEE EVALUATION           performance of its peers for the one and
receive comparative performance and fee                                                   three year periods, and below such
data regarding all the AIM Funds prepared    The discussion below serves as a summary     performance for the five year period. The
by an independent company, Lipper, Inc.,     of the Senior Officer's independent          Board noted that the Fund's performance
under the direction and supervision of the   written evaluation, as well as a             was comparable to the performance of the
independent Senior Officer who also          discussion of the material factors and       Index for the one year period, and below
prepares a separate analysis of this         related conclusions that formed the basis    such Index for the three and five year
information for the Trustees. Each           for the Board's approval of the Fund's       periods. The Board noted that AIM made
Sub-Committee then makes recommendations     advisory agreement. Unless otherwise         changes to the Fund's portfolio management
to the Investments Committee regarding the   stated, information set forth below is as    team in 2005 and 2006, which appear to be
performance, fees and expenses of their      of June 27, 2007 and does not reflect any    producing encouraging results but need
assigned funds. The Investments              changes that may have occurred since that    more time to be evaluated before a
                                             date, including but not                      conclusion can be reached that the changes
                                                                                          have adequately addressed the Fund's
                                                                                          under-

AIM Global Health Care Fund

performance. The Board also considered the      After taking account of the Fund's        petitive bidding process. In determining
steps AIM has taken over the last several    contractual advisory fee rate, as well as    whether to continue the Fund's advisory
years to improve the quality and             the comparative advisory fee information     agreement, the Board considered the Senior
efficiency of the services that AIM          and the fee waivers/expense limitations      Officer's written evaluation.
provides to the AIM Funds. The Board         discussed above, the Board concluded that
concluded that AIM continues to be           the Fund's advisory fees were fair and       G. COLLATERAL BENEFITS TO AIM AND ITS
responsive to the Board's focus on fund      reasonable.                                     AFFILIATES
performance. Although the independent
written evaluation of the Fund's Senior      D. ECONOMIES OF SCALE AND BREAKPOINTS        The Board considered various other
Officer (discussed below) only considered                                                 benefits received by AIM and its
Fund performance through the most recent     The Board considered the extent to which     affiliates resulting from AIM's
calendar year, the Board also reviewed       there are economies of scale in AIM's        relationship with the Fund, including the
more recent Fund performance and this        provision of advisory services to the        fees received by AIM and its affiliates
review did not change their conclusions.     Fund. The Board also considered whether      for their provision of administrative,
                                             the Fund benefits from such economies of     transfer agency and distribution services
C. ADVISORY FEES AND FEE WAIVERS             scale through contractual breakpoints in     to the Fund. The Board considered the
                                             the Fund's advisory fee schedule or          performance of AIM and its affiliates in
The Board compared the Fund's contractual    through advisory fee waivers or expense      providing these services and the
advisory fee rate to the contractual         limitations. The Board noted that the        organizational structure employed by AIM
advisory fee rates of funds in the Fund's    Fund's contractual advisory fee schedule     and its affiliates to provide these
Lipper peer group that are not managed by    includes six breakpoints and that the        services. The Board also considered that
AIM, at a common asset level and as of the   level of the Fund's advisory fees, as a      these services are provided to the Fund
end of the past calendar year. The Board     percentage of the Fund's net assets, has     pursuant to written contracts which are
noted that the Fund's advisory fee rate      decreased as net assets increased because    reviewed and approved on an annual basis
was below the median advisory fee rate of    of the breakpoints. The Board also noted     by the Board. The Board concluded that AIM
its peers. The Board also reviewed the       that AIM's contractual advisory fee waiver   and its affiliates were providing these
methodology used by Lipper and noted that    discussed above includes breakpoints based   services in a satisfactory manner and in
the contractual fee rates shown by Lipper    on net asset levels. Based on this           accordance with the terms of their
include any applicable long-term             information, the Board concluded that the    contracts, and were qualified to continue
contractual fee waivers. The Board also      Fund's advisory fees appropriately reflect   to provide these services to the Fund.
compared the Fund's contractual advisory     economies of scale at current asset
fee rate to the contractual advisory fee     levels. The Board also noted that the Fund      The Board considered the benefits
rates of other clients of AIM and its        shares directly in economies of scale        realized by AIM as a result of portfolio
affiliates with investment strategies        through lower fees charged by third party    brokerage transactions executed through
comparable to those of the Fund, including   service providers based on the combined      "soft dollar" arrangements. Under these
one mutual fund advised by AIM, two mutual   size of all of the AIM Funds and             arrangements, portfolio brokerage
funds sub-advised by an AIM affiliate and    affiliates.                                  commissions paid by the Fund and/or other
four offshore funds advised and                                                           funds advised by AIM are used to pay for
sub-advised by AIM affiliates. The Board     E. PROFITABILITY AND FINANCIAL RESOURCES     research and execution services. The Board
noted that the Fund's rate was: (i) below       OF AIM                                    noted that soft dollar arrangements shift
the rate for the mutual fund; (ii)                                                        the payment obligation for the research
comparable to the sub-advisory fee rates     The Board reviewed information from AIM      and executions services from AIM to the
for the two sub-advised mutual funds,        concerning the costs of the advisory and     funds and therefore may reduce AIM's
although the advisory fee rates for such     other services that AIM and its affiliates   expenses. The Board also noted that
sub-advised funds were above the Fund's;     provide to the Fund and the profitability    research obtained through soft dollar
(iii) below the advisory fee rates for two   of AIM and its affiliates in providing       arrangements may be used by AIM in making
of the four offshore funds and above the     these services. The Board also reviewed      investment decisions for the Fund and may
advisory fee rates for the other two such    information concerning the financial         therefore benefit Fund shareholders. The
offshore funds.                              condition of AIM and its affiliates. The     Board concluded that AIM's soft dollar
                                             Board also reviewed with AIM the             arrangements were appropriate. The Board
   The Board noted that AIM has              methodology used to prepare the              also concluded that, based on their review
contractually agreed to waive advisory       profitability information. The Board         and representations made by AIM, these
fees of the Fund through December 31, 2009   considered the overall profitability of      arrangements were consistent with
and that this fee waiver includes            AIM, as well as the profitability of AIM     regulatory requirements.
breakpoints based on net asset levels. The   in connection with managing the Fund. The
Board considered the contractual nature of   Board noted that AIM continues to operate       The Board considered the fact that the
this fee waiver and noted that it remains    at a net profit, although increased          Fund's uninvested cash and cash collateral
in effect until December 31, 2009. The       expenses in recent years have reduced the    from any securities lending arrangements
Board noted that, according to information   profitability of AIM and its affiliates.     may be invested in money market funds
provided by AIM, this fee waiver reduces     The Board concluded that the Fund's          advised by AIM pursuant to procedures
the Fund's effective advisory fees to a      advisory fees were fair and reasonable,      approved by the Board. The Board noted
level generally in line with the median      and that the level of profits realized by    that AIM will receive advisory fees from
effective advisory fees for the Fund's       AIM and its affiliates from providing        these affiliated money market funds
peers, as determined by AIM. The Board       services to the Fund was not excessive in    attributable to such investments, although
also noted that AIM has contractually        light of the nature, quality and extent of   AIM has contractually agreed to waive the
agreed to waive fees and/or limit expenses   the services provided. The Board             advisory fees payable by the Fund with
of the Fund through at least June 30, 2008   considered whether AIM is financially        respect to its investment of uninvested
in an amount necessary to limit total        sound and has the resources necessary to     cash in these affiliated money market
annual operating expenses to a specified     perform its obligations under the Fund's     funds through at least June 30, 2008. The
percentage of average daily net assets for   advisory agreement, and concluded that AIM   Board considered the contractual nature of
each class of the Fund. The Board            has the financial resources necessary to     this fee waiver and noted that it remains
considered the contractual nature of this    fulfill these obligations.                   in effect until at least June 30, 2008.
fee waiver and noted that it remains in                                                   The Board concluded that the Fund's
effect until at least June 30, 2008. The     F. INDEPENDENT WRITTEN EVALUATION OF THE     investment of uninvested cash and cash
Board reviewed the Fund's effective             FUND'S SENIOR OFFICER                     collateral from any securities lending
advisory fee rate, after taking account of                                                arrangements in the affiliated money
these fee waivers/expense limitations, and   The Board noted that, upon their             market funds is in the best interests of
considered the effect these fee              direction, the Senior Officer of the Fund,   the Fund and its shareholders.
waivers/expense limitations would have on    who is independent of AIM and AIM's
the Fund's estimated total expenses. The     affiliates, had prepared an independent
Board concluded that the levels of fee       written evaluation to assist the Board in
waivers/expense limitations for the Fund     determining the reasonableness of the
were fair and reasonable.                    proposed management fees of the AIM Funds,
                                             including the Fund. The Board noted that
                                             they had relied upon the Senior Officer's
                                             written evaluation instead of a com-

AIM Global Health Care Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                     $138,566,183

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 21.50%, 24.52%, 26.73%, and 25.84%, respectively.

DISTRIBUTION INFORMATION

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2006. Subsequently, this estimate has been corrected in part. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles ("GAAP") basis.

                                              GAIN FROM SALE OF   RETURN OF      TOTAL
                                 NET INCOME      SECURITIES       PRINCIPAL   DISTRIBUTION
   12/15/06        Class A         $0.000          $2.6978         $0.3046      $3.0024
   12/15/06        Class B         $0.000          $2.6978         $0.3046      $3.0024
   12/15/06        Class C         $0.000          $2.6978         $0.3046      $3.0024
   12/15/06     Investor Class     $0.000          $2.6978         $0.3046      $3.0024


    Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2006 calendar year. This information is being provided to comply with certain U.S. Securities and Exchange Commission requirements.

AIM Global Health Care Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,        Administaff
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Global Health Care Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements, tax         available at AIMinvestments.com. From our home page, click on
forms, fund reports, and prospectuses are available, we will send   Products & Performance, then Mutual Funds, then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes, you will need to log in to your account to   Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information
Register for eDelivery to:                                          about duplicating fee charges, by calling 202-942-8090 or
                                                                    800-732-0330, or by electronic request at the following e-mail
o  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    GHC-AR-1    A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

FIXED INCOME

                                AIM International Total Return Fund
                                Annual Report to Shareholders - October 31,2007

Intermediate-Term Taxable
Investment Grade

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   12
Notes to Financial Statements ...   15
Financial Highlights ............   22
Auditor's Report ................   27
Fund Expenses ...................   28
Approval of Advisory Agreement ..   29             [COVER GLOBE IMAGE]
Tax Information .................   31
Trustees and Officers ...........   32

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM International Total Return Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
     PHOTO]                 Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         IN CONCLUSION

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1) U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM International Total Return Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
  Bruce L. Crockett      of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM International Total Return Fund

Management's discussion of Fund performance

================================================================================   tion of strategies associated with a variety of
PERFORMANCE SUMMARY                                                                alpha sources (specific factors affecting the
                                                                                   return in investments relative to an index),
For the fiscal year ended October 31,2007,Class A Shares of AIM International      including high yield, emerging market, country
Total Return Fund,excluding applicable sales charges, underperformed the Lehman    and currency risk.
Brothers Global Aggregate ex U.S. Index (unhedged). The majority of this
underpeformance came from the Fund's strategy with regard to the Japanese yen.        In constructing the portfolio, we consider
                                                                                   macro-economic and sector level factors such as
     Your Fund's long-term performance appears later in this report.               economic or political conditions, monetary policy
                                                                                   and emerging market trends. Factors we take into
FUND VS. INDEXES                                                                   consideration in selecting an individual security
                                                                                   for the portfolio include cash flow coverage,
Total returns,10/31/06-10/31/07,excluding applicable sales charges. If sales       revenue growth, stability of credit ratings and
charges were included,returns would be lower.                                      business margin conditions.

Class A Shares                                                             9.17%      We will consider selling a particular security
Class B Shares                                                             8.44    when the risk factors relative to its potential
Class C Shares                                                             8.34    return materially change.
Lehman Brothers Global Aggregate ex U.S. Indexo*
(Broad Market Index / Style-Specific Index)                               11.15    MARKET CONDITIONS AND YOUR FUND
Lipper International Income Funds Index(o) (Peer Group Index)              9.14
SOURCES: *A I M MANAGEMENT GROUP INC.,LEHMAN BROTHERS INC.; (o)LIPPER INC.         Since this summer, global financial markets have
================================================================================   experienced a period of significant volatility.
                                                                                   Investors witnessed widespread risk repricing
How we invest                             (including interest rate, currency and   after a prolonged period of exceptionally
                                          credit default swaps), put and call      benign financial conditions. The downturn in the
Our goal is to provide total return.      options, futures and forward currency    U.S. housing market triggered risk repricing.
The Fund seeks to meet this objective     contracts.                               Although the losses for the associated credit
by attempting to exceed the return of                                              risk holders were not very significant in the
the Lehman Brothers Global Aggregate ex      The Fund uses the Lehman Brothers     context of the international financial system,
U.S. Index (unhedged).                    Global Aggregate ex U.S. Index           investor confidence was undermined by the
                                          (unhedged) as a guide in structuring     emergence of complex financial products.
   We invest in a diversified portfolio   and selecting its investments by
of foreign government and corporate       applying top-down and bottom-up             The U.S. economy unexpectedly accelerated in
debt securities. We may also invest in    analysis in portfolio construction.      the third quarter of 2007 driven by increases
structured securitized debt securities,   Top-down analysis takes into account
including asset-backed securities and     general economic and market trends                                             (continued)
both residential and commercial           while bottom-up analysis involves
mortgage-backed securities. In managing   evaluation of securities on an
the portfolio, we may use synthetic and   individual basis. The Fund seeks to
derivative instruments, such as swaps     out-perform its benchmark through
                                          implementa-

=======================================   ======================================   =================================================

   PORTFOLIO COMPOSITION                     TOP 10 FIXED INCOME ISSUERS*             TOTAL NET ASSETS

By country                                 1. Bundesrepublik Deutschland           Total Net Assets                   $46.59 million
Germany                           20.6%       (Germany)                      7.9%
Spain                              6.9     2. Eksportfinans A.S.(Norway)     6.8   Total Number of Holdings*                      59
Norway                             6.8     3. Development Bank of Japan
Netherlands                        6.7        (Japan)                        4.9   The Fund's holdings are subject to change, and
United Kingdom                     6.7     4. Hellenic Republic Government         there is no assurance that the Fund will continue
Luxembourg                         5.6        (Greece)                       4.6   to hold any particular security.
Japan                              5.1     5. Belgium Government Bond
Greece                             4.9        (Belgium)                      4.6   *Excluding money market fund holdings.
Belgium                            4.6     6. Bayerische Landesbank
Canada                             3.8        (Germany)                      4.3   =================================================
Austria                            3.1     7. United Kingdom Treasury
France                             3.0        (United Kingdom)               4.1
Countries with less than 3.0%              8. Spain Government Bond
each of portfolio                 15.2        (Spain)                        4.0
Money Market Funds Plus Other              9. Netherlands Government
Assets Less Liabilities            7.0        (Netherlands)                  4.0
                                          10. Canadian Government Bond
                                              (Canada)                       3.9

=======================================   ======================================

AIM International Total Return Fund

in exports, consumer spending and         believed that global economic activity   lateralized debt obligations. During the period
business investment that more than        would remain resilient due to the        we kept our underweight exposures in higher
offset the dampening effect from the      robust economic growth in emerging       yielding bonds, which had a neutral impact on
correction in the U.S. housing market.    economies. Consequently, we actively     relative performance compared to the
U.S. gross domestic product (GDP) grew    managed duration to mitigate the         style-specific index.
by 1.0% on a quarterly basis, compared    impact of interest rate fluctuations
to a quarterly 0.9% growth rate in the    in different countries on the Fund's        Due to increased levels of market volatility
second quarter and a 0.2% rate in the     performance.                             we more frequently repositioned the Fund's
first quarter.(1)                                                                  duration, credit, country and currency exposures.
                                             Our defensive duration positioning    This repositioning resulted in elevated levels of
   The Euro area economy also picked up   in Europe this summer detracted from     portfolio turnover as we implemented various
in the third quarter driven by domestic   performance as euro area government      strategies in our attempt to provide better
demand. Euro area GDP growth              bond yields decreased due to the         returns.
accelerated at the quarterly rate of      flight to safety and surging liquidity
0.7%, well above the 0.3% growth rate     demand associated with the               Sources: (1)Eurostat; (2)Organization for
in the second quarter, but slightly       deteriorating situation in the U.S.      Economic Co-operation and Development; (3)U.S.
down from the 0.8% in the first           housing market. However, our losses      Federal Reserve; (4)Euro Area Statistics;
quarter.(1) In Japan, economic activity   were offset by gains generated from      (5)European Central Bank
recovered, while inflation remained       the Fund's tactical duration exposure
subdued. In the third quarter, real GDP   to Europe during September and October   THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S
in Japan expanded again at the            2007.                                    DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M
quarterly rate of 0.6% after declining                                             ADVISORS, INC. THESE VIEWS AND OPINIONS ARE
by 0.4% in the second quarter and            Given our expectations for rising     SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS
growing by 0.7% in the first              interest rates in Japan, we maintained   SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE
quarter.(2)                               a defensive duration in the Japanese     VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS
                                          bond market for most of the period.      INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN
   During the third quarter, the U.S.     This strategy was positive for           OFFER FOR A PARTICULAR SECURITY. THE INFORMATION
Federal Reserve Board (Fed) cut both      performance.                             IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY
the federal funds rate and the discount                                            MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND.
rate by 0.5%, to 4.75% and 5.25%,            Changes in currency exchange rates    STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED
respectively.(2) Then, on October 31,     continued to be a significant driver     RELIABLE, BUT A I M ADVISORS, INC. MAKES NO
the Fed cut the federal funds rate to     of the Fund's performance over the       REPRESENTATION OR WARRANTY AS TO THEIR
4.5% and the discount rate to 5.0%        past several months. During the          COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL
demonstrating its intent to further       reporting period, many of the worlds'    PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS,
promote moderate economic growth and to   fixed income markets posted mixed        THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR
minimize the disruptions in financial     results. Our currency strategy in the    INVESTMENT MANAGEMENT PHILOSOPHY.
markets.(3) Although the European         Japanese yen versus the U.S dollar
Central Bank (ECB) held the interest      detracted from performance, as it was       See important Fund and index disclosures
rate at 4.0% since its last increase in   driven by the steep decline of the          later in this report.
June, there were indications in a press   U.S. dollar relative to many
statement that the ECB's bias toward      currencies, including the yen, during                Russel Matthews Portfolio manager,is
further tightening still stands.(4) The   the summer. Our strategic overweight                 lead manager of AIM International
Bank of Japan kept interest rates         in the Japanese yen relative to the      [MATTHEWS   Total Return Fund. Mr. Matthews
unchanged at 0.50% throughout the         euro was another detractor from            PHOTO]    joined Invesco Ltd. in 2000. He
period in the wake of concerns about a    performance due to the euro's                        earned a Bachelor of Arts degree in
U.S. credit crisis that triggered         appreciation against major cur-          economics and journalism from Rhodes University,
turmoil in global markets.(5)             rencies, such as the U.S. dollar and     South Africa,and a Post Graduate diploma in
                                          the Japanese yen. On a positive note,    management from The University of Cape Town.
   Global credit markets experienced      an underweight exposure in the British
considerable volatility and saw yield     pound and an overweight exposure in      Mark R. Nash
spreads between lower and higher          the Swedish krone during the last few
quality bonds widen sharply across the    months of the fiscal year enhanced       Chartered Financial Analyst,portfolio manager,is
maturity spectrum, as uncertainties       performance.                             co-manager of AIM International Total Return
about the extent of losses from U.S.                                               Fund. He joined Invesco Ltd. in 2001. Mr. Nash
subprime mortgage exposure caused many       Throughout the period, we             earned a Bachelor of Science degree with honors
investors to adjust their portfolios.     maintained a fairly diversified          in chemistry and a Master of Science degree in
Government bond yields decreased as       portfolio of corporate bonds focused     materials engineering from the University of
many investors opted for the relative     mainly on investment-grade issues from   Nottingham.
safety of government securities.(5)       developed regions, which was largely
                                          neutral in terms of relative
   At the beginning of the fiscal year,   performance to its style-specific
there was a lot of uncertainty about      index.
economic growth in the U.S. and a wide
divergence of views concerning whether       The global high yield bond market
the Fed would cut or raise interest       suffered during the second part of the
rates in 2007. Despite our less           fiscal year, as investors became
optimistic outlook on the U.S. economy,   increasingly concerned about the
we                                        negative effect of a continued
                                          deterioration in the subprime sector
                                          on the valuations col-

AIM International Total Return Fund

Your Fund's long-term performance

Past performance cannot guarantee         reflect sales charges. Performance of
comparable future results.                an index of funds reflects fund
                                          expenses and management fees;
   The data shown in the chart include    performance of a market index does
reinvested distributions, applicable      not. Performance shown in the chart
sales charges, Fund expenses and          and table(s) does not reflect
management fees. Results for Class B      deduction of taxes a shareholder would
shares are calculated as if a hypo-       pay on Fund distributions or sale of
thetical shareholder had liquidated his   Fund shares. Performance of the
entire investment in the Fund at the      indexes does not reflect the effects
close of the reporting period and paid    of taxes.
the applicable contingent deferred
sales charges. Index results include
reinvested dividends, but they do not

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/06

                      AIM INTERNATIONAL       AIM INTERNATIONAL   AIM INTERNATIONAL    LEHMAN BROTHERS
                      TOTAL RETURN FUND       TOTAL RETURN FUND   TOTAL RETURN FUN    GLOBAL AGGREGATE   LIPPER INTERNATIONAL
        DATE           -CLASS A SHARES         -CLASS B SHARES     -CLASS C SHARES    EX U.S. INDEX(2)   INCOME FUNDS INDEX(1)

       3/31/06              $ 9525                 $10000              $10000              $10000               $10000
          4/06                9913                  10400               10400               10324                10192
          5/06               10064                  10542               10542               10547                10262
          6/06                9954                  10419               10419               10400                10203
          7/06               10024                  10487               10487               10480                10263
          8/06               10095                  10555               10555               10577                10355
          9/06               10013                  10462               10462               10517                10304
         10/06               10110                  10553               10564               10639                10433
         11/06               10365                  10823               10823               10985                10641
         12/06               10181                  10625               10625               10788                10559
          1/07               10064                  10493               10494               10618                10412
          2/07               10287                  10717               10728               10871                10627
          3/07               10319                  10751               10751               10913                10687
          4/07               10437                  10863               10863               11077                10799
          5/07               10251                  10659               10659               10849                10671
          6/07               10197                  10602               10592               10793                10651
          7/07               10394                  10787               10786               11094                10820
          8/07               10473                  10869               10868               11228                10844
          9/07               10840                  11251               11239               11586                11200
         10/07               11036                  11046               11446               11826                11386

====================================================================================================================================

                                                      SOURCES: (1) LIPPER INC.; (2) A I M MANAGEMENT GROUP INC, LEHMAN BROTHERS INC.

AIM International Total Return Fund

=======================================   =======================================

AVERAGE ANNUAL TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07,including applicable       As of 9/30/07,the most recent calendar
sales charges                             quarter-end,including applicable sales
                                          charges
CLASS A SHARES
                                          CLASS A SHARES
Inception (3/31/06)                6.41%
1 Year                             3.99   Inception (3/31/06)               5.51%
                                          1 Year                            3.07
CLASS B SHARES
                                          CLASS B SHARES
Inception (3/31/06)                6.47%  Inception (3/31/06)               5.59%
1 Year                             3.44   1 Year                            2.53

CLASS C SHARES                            CLASS C SHARES
                                          Inception (3/31/06)               8.10%
Inception (3/31/06)                8.89%  1 Year                            6.43
1 Year                             7.34

=======================================   =======================================

THE PERFORMANCE DATA QUOTED REPRESENT     PERFORMANCE REFLECTS THE APPLICABLE
PAST PERFORMANCE AND CANNOT GUARANTEE     CONTINGENT DEFERRED SALES CHARGE
COMPARABLE FUTURE RESULTS; CURRENT        (CDSC) FOR THE PERIOD INVOLVED. THE
PERFORMANCE MAY BE LOWER OR HIGHER.       CDSC ON CLASS B SHARES DECLINES FROM
PLEASE VISIT AIMINVESTMENTS.COM FOR THE   5% BEGINNING AT THE TIME OF PURCHASE
MOST RECENT MONTH-END PERFORMANCE.        TO 0% AT THE BEGINNING OF THE SEVENTH
PERFORMANCE FIGURES REFLECT REINVESTED    YEAR. THE CDSC ON CLASS C SHARES IS 1%
DISTRIBUTIONS,CHANGES IN NET ASSET        FOR THE FIRST YEAR AFTER PURCHASE.
VALUE AND THE EFFECT OF THE MAXIMUM
SALES CHARGE UNLESS OTHERWISE STATED.        THE PERFORMANCE OF THE FUND'S SHARE
INVESTMENT RETURN AND PRINCIPAL VALUE     CLASSES WILL DIFFER PRIMARILY DUE TO
WILL FLUCTUATE SO THAT YOU MAY HAVE A     DIFFERENT SALES CHARGE STRUCTURES AND
GAIN OR LOSS WHEN YOU SELL SHARES.        CLASS EXPENSES.

   THE NET ANNUAL FUND OPERATING             HAD THE ADVISOR NOT WAIVED FEES
EXPENSE RATIO SET FORTH IN THE MOST       AND/OR REIMBURSED EXPENSES IN THE
RECENT FUND PROSPECTUS AS OF THE DATE     PAST,PERFORMANCE WOULD HAVE BEEN
OF THIS REPORT FOR CLASS A,CLASS B AND    LOWER.
CLASS C SHARES WAS 1.14%, 1.89% AND
1.89%,RESPECTIVELY.1 THE TOTAL ANNUAL        A REDEMPTION FEE OF 2% WILL BE
FUND OPERATING EXPENSE RATIO SET FORTH    IMPOSED ON CERTAIN REDEMPTIONS OR
IN THE MOST RECENT FUND PROSPECTUS AS     EXCHANGES OUT OF THE FUND WITHIN 30
OF THE DATE OF THIS REPORT FOR CLASS      DAYS OF PURCHASE. EXCEPTIONS TO THE
A,CLASS B AND CLASS C SHARES WAS          REDEMPTION FEE ARE LISTED IN THE
3.92%,4.67% AND 4.67%,RESPECTIVELY. THE   FUND'S PROSPECTUS
EXPENSE RATIOS PRESENTED ABOVE MAY VARY
FROM THE EXPENSE RATIOS PRESENTED IN      (1)Total annual operating expenses
OTHER SECTIONS OF THIS REPORT THAT ARE    less any contractual fee waivers
BASED ON EXPENSES INCURRED DURING THE     and/or expense reimbursements by the
PERIOD COVERED BY THIS REPORT. CLASS A    advisor in effect through at least
SHARE PERFORMANCE REFLECTS THE MAXIMUM    June 30, 2008. See current prospectus    =================================================
4.75% SALES CHARGE, AND CLASS B AND       for more information.
CLASS C SHARE                                                                      FOR A DISCUSSION OF THE RISKS OF INVESTING IN
                                                                                   YOUR FUND AND INDEXES USED IN THIS REPORT, PLEASE
                                                                                   TURN THE PAGE.

                                                                                   =================================================

AIM International Total Return Fund


AIM INTERNATIONAL TOTAL RETURN FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o  Unless otherwise noted, all data in this report are from A I M Management
   Group Inc.

ABOUT SHARE CLASSES                       o Lower rated securities may be more     sentation of the largest funds in the Lipper
                                          susceptible to real or perceived         International Income Funds category. These funds
o Class B shares are not available as     adverse economic and competitive         state in their prospectus that they invest
an investment for retirement plans        industry conditions, and may be less     primarily in U.S. dollar and non-U.S. dollar debt
maintained pursuant to Section 401 of     liquid than higher grade securities.     securities of issuers located in at least three
the Internal Revenue Code, including      The loans in which the Fund may invest   countries, excluding the United States, except in
401(k) plans, money purchase pension      are typically noninvestment-grade and    periods of market weakness.
plans and profit sharing plans, except    involve a greater risk of default on
for plans that have existing accounts     interest and principal payments and      o The Fund is not managed to track the per-
invested in Class B shares.               of price changes due to the changes in   formance of any particular index, including the
                                          the credit quality of the issuer.        indexes defined here, and consequently, the
PRINCIPAL RISKS OF INVESTING IN THE                                                performance of the Fund may deviate significantly
FUND                                      o Interest rate risk refers to the       from the performance of the indexes.
                                          risk that bond prices generally fall
o Portfolio turnover is greater than      as interest rates rise; conversely,      o A direct investment cannot be made in an index.
most funds, which may affect the Fund's   bond prices generally rise as interest   Unless otherwise indicated, index results include
performance due to higher brokerage       rates fall.                              reinvested dividends, and they do not reflect
commissions, mark-ups and other                                                    sales charges. Performance of an index of funds
transaction costs. Active trading may     o The Fund may use enhanced investment   reflects fund expenses; performance of a market
also increase short-term gains and        techniques such as leveraging and        index does not.
losses, which may also result in          derivatives. Leveraging entails risks
taxable gain distributions to the         such as magnifying changes in the        OTHER INFORMATION
Fund's shareholders.                      value of the portfolio's securities.
                                          Derivatives are subject to               o The returns shown in the management's
o Credit risk is the risk of loss on an   counterparty risk--the risk that the     discussion of Fund performance are based on net
investment due to the deterioration of    other party will not complete the        asset values calculated for shareholder
an issuer's financial health. Such a      transaction with the Fund.               transactions. Generally accepted accounting
deterioration of financial health may                                              principles require adjustments to be made to the
result in a reduction of the credit       o There is no guarantee that the         net assets of the Fund at period end for
rating of the issuer's securities and     investment techniques and risk           financial reporting purposes, and as such, the
may lead to the issuer's inability to     analyses used by the Fund's portfolio    net asset values for shareholder transactions and
honor its contractual obligations,        managers will produce the desired        the returns based on those net asset values may
including making timely payment of        results.                                 differ from the net asset values and returns
interest and principal.                                                            reported in the Financial Highlights.
                                          o The prices of securities held by the
o The Fund is subject to                  Fund may decline in response to market   o Industry classifications used in this report
currency/exchange rate risk because it    risks.                                   are generally according to the Global Industry
may buy or sell currencies other than                                              Classification Standard, which was developed by
the U.S. dollar.                          o The Fund may invest in mortgage-and    and is the exclusive property and a service mark
                                          asset-backed securities. These           of Morgan Stanley Capital International Inc. and
o Investing in developing countries can   securities are subject to prepayment     Standard & Poor's.
add additional risk, such as high rates   or call risk, which is the risk that
of inflation or sharply devalued          payments from the borrower may be        o The Chartered Financial Analyst--REGISTERED
currencies against the U.S. dollar.       received earlier or later than           TRADEMARK-- (CFA--REGISTERED TRADEMARK--)
Transaction costs are often higher, and   expected due to changes in the rate at   designation is a globally recognized standard for
there may be delays in settlement         which the underlying loans are           measuring the competence and integrity of
procedures.                               prepaid.                                 investment professionals.

o Foreign securities have additional      ABOUT INDEXES USED IN THIS REPORT
risks, including exchange rate changes,
political and economic upheaval, the      o The LEHMAN BROTHERS GLOBAL AGGREGATE
relative lack of information,             EX U.S. INDEX Provides a broad-based
relatively low market liquidity, and      measure of the global investment-grade
the potential lack of strict financial    fixed income markets excluding the
and accounting controls and standards.    U.S. market.

                                          o The LIPPER INTERNATIONAL INCOME
                                          FUNDS INDEX is an equally weighted
                                          repre-

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND          =================================================
PROSPECTUS,WHICH CONTAINS MORE COMPLETE INFORMATION,INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                     FUND NASDAQ SYMBOLS

================================================================================   Class A Shares                 AUBAX
                                                                                   Class B Shares                 AUBBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                              Class C Shares                 AUBCX

AIMINVESTMENTS.COM                                                                 =================================================

AIM International Total Return Fund


SCHEDULE OF INVESTMENTS(a)


October 31, 2007



                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------
NON U.S. DOLLAR DENOMINATED BONDS &
  NOTES-92.95%

AUSTRIA-3.08%

Council of Europe Development Bank
  (Diversified Banks)-Series 309, Unsec.
  Unsub. Medium-Term Euro Notes, 5.50%,
  01/18/12(b)            AUD                     1,640,000   $ 1,437,532
========================================================================

BELGIUM-4.59%

Belgium Government (Sovereign Debt), Euro
  Bonds, 4.00%, 03/28/22(b)               EUR    1,560,000     2,140,458
========================================================================

BERMUDA-0.32%

Central European Media Enterprises Ltd.
  (Broadcasting & Cable TV)-REGS, Sr. Sec.
  Gtd. Euro Notes, 8.25%, 05/15/12 (Acquired
  10/15/07; Cost $149,498)(b)(c)(d)       EUR      100,000       151,212
========================================================================

BRAZIL-1.02%

Brazilian Government (Sovereign Debt), Unsec.
  Unsub. Euro Bonds, 7.38%, 02/03/15(b)   EUR      130,000       211,030
------------------------------------------------------------------------
Brazilian Government International Bond
  (Sovereign Debt), Unsec. Unsub. Euro Bonds,
  9.50%, 01/24/11(b)                     EUR       160,000       262,395
========================================================================
                                                                 473,425
========================================================================

CANADA-3.85%

Canadian Government (Sovereign Debt), Notes,
  4.00%, 06/01/17(b)                      CAD    1,735,000     1,792,435
========================================================================

CHINA-2.68%

China Government (Sovereign Debt), Unsec.
  Euro Bonds, 4.25%, 10/28/14(b)          EUR      880,000     1,248,433
========================================================================

FRANCE-2.95%

France Government Bond OAT, (Sovereign Debt)
  Euro Bonds,
  1.80%, 07/25/40(b)                     EUR       110,000       149,035
------------------------------------------------------------------------
  5.00%, 04/25/12(b)                     EUR       730,000     1,092,228
------------------------------------------------------------------------
  6.50%, 04/25/11(b)                     EUR        20,000        31,099
------------------------------------------------------------------------
Rhodia S.A. (Specialty Chemicals)-REGS, Sr.
  Unsec. Floating Rate Euro Notes, 7.48%,
  10/15/13 (Acquired 02/14/07; Cost
  $229,043)(b)(d)(e)    EUR                         70,000       100,904
========================================================================
                                                               1,373,266
========================================================================

GERMANY-20.60%

Bayerische Landesbank (Diversified Banks),
  Sr. Unsec. Unsub. Medium-Term Euro Notes,
  1.40%, 04/22/13(b)                      JPY  230,000,000     2,011,256
------------------------------------------------------------------------
Bertelsmann A.G. (Publishing), Sr. Unsec.
  Unsub. Euro Bonds, 4.75%, 09/26/16(b)   EUR      250,000       349,435
------------------------------------------------------------------------



                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

GERMANY-(CONTINUED)

Bundesrepublik Deutschland, (Sovereign Debt)
  -Series 03,
  Euro Bonds,
  4.50%, 01/04/13(b)                     EUR     2,030,000   $ 2,987,902
------------------------------------------------------------------------
  -Series 05,
  Euro Bonds,
  4.00%, 01/04/37(b)                     EUR       530,000       707,185
------------------------------------------------------------------------
Bundesschatzanweisungen (Sovereign Debt),
  Euro Notes, 2.75%, 12/14/07(b)          EUR      900,000     1,301,782
------------------------------------------------------------------------
Cognis GmbH (Diversified Chemicals)-REGS, Sr.
  Sec. Gtd. Floating Rate Euro Bonds, 6.73%,
  09/15/13 (Acquired 10/02/07; Cost
  $132,443)(b)(d)(e)    EUR                        100,000       139,803
------------------------------------------------------------------------
Iesy Hessen GmbH & Co KG and Ish NRW GmbH
  (Broadcasting & Cable TV)-REGS, Sr. Sec.
  Gtd. Floating Rate Euro Bonds, 7.48%,
  04/15/13 (Acquired 10/26/07; Cost
  $161,843)(b)(d)(e)    EUR                        115,000       164,106
------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Diversified
  Banks), Sr. Unsec. Gtd. Unsub. Global
  Notes, 2.05%, 02/16/26(b)               JPY   74,000,000       626,995
------------------------------------------------------------------------
Landwirtschaftliche Rentenbank (Diversified
  Banks), Unsec. Gtd. Unsub. Medium-Term Euro
  Notes, 1.38%, 04/25/13(b)               JPY  150,000,000     1,309,937
========================================================================
                                                               9,598,401
========================================================================

GREECE-4.92%

Hellenic Republic Government (Sovereign
  Debt), Euro Bonds, 5.25%, 05/18/12(b)   EUR    1,430,000     2,150,092
------------------------------------------------------------------------
Yioula Glassworks S.A. (Metal & Glass
  Containers)-REGS, Sr. Gtd. Euro Notes,
  9.00%, 12/01/15 (Acquired 01/11/07; Cost
  $130,836)(b)(d)                     EUR          100,000       141,976
========================================================================
                                                               2,292,068
========================================================================

HUNGARY-0.31%

Agrokor (Agricultural Products), Sr. Gtd.
  Bonds, 7.00%, 11/23/11(b)               EUR      100,000       144,685
========================================================================

IRELAND-2.53%

Depfa ACS Bank (Diversified Banks)-Series
  686, Tranche 1, Sec. Unsub. Medium-Term
  Euro Notes, 1.65%, 12/20/16(b)          JPY   80,000,000       685,914
------------------------------------------------------------------------
TransCapitalInvest Ltd. for OJSC AK Transneft
  (Oil & Gas Storage & Transportation)-REGS,
  Sr. Loan Participation Notes, 5.38%,
  06/27/12 (Acquired 10/23/07; Cost
  $209,861)(b)(c)(d)    EUR                        150,000       214,094
------------------------------------------------------------------------
UT2 Funding PLC (Specialized Finance), Unsec.
  Sub. Tier II Euro Bonds, 5.32%,
  06/30/16(b)      EUR                             200,000       279,548
========================================================================
                                                               1,179,556
========================================================================

AIM International Total Return Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

ITALY-1.24%

Italy Buoni Poliennali Del Tesoro (Sovereign
  Debt), Euro Bonds, 5.75%, 02/01/33(b)   EUR      250,000   $   411,113
------------------------------------------------------------------------
Italy Government (Sovereign Debt), Euro
  Notes, 3.80%, 03/27/08(b)               JPY   19,000,000       166,658
========================================================================
                                                                 577,771
========================================================================

JAPAN-5.10%

Development Bank of Japan (Sovereign Debt),
  Gtd. Global Bonds, 2.30%, 03/19/26(b)   JPY  260,000,000     2,289,894
------------------------------------------------------------------------
Sumitomo Mitsui Banking Corp. (Diversified
  Banks), Sub. Euro Notes, 4.38%,
  10/27/14(b)        EUR                            60,000        85,611
========================================================================
                                                               2,375,505
========================================================================

LUXEMBOURG-5.65%

Calcipar S.A. (Diversified Metals &
  Mining)-REGS, Sr. Unsec. Gtd. Floating Rate
  Euro Notes, 5.99%, 07/01/14 (Acquired
  06/22/07; Cost $200,843)(b)(c)(d)(e)    EUR      150,000       206,249
------------------------------------------------------------------------
European Investment Bank (Diversified Banks),
  Euro Bonds, 5.63%, 06/07/32(b)          GBP      605,000     1,381,616
------------------------------------------------------------------------
Gaz Capital for Gazprom (Integrated Oil &
  Gas)- Series 3, -REGS, Sr. Medium-Term Euro
  Loan Participation Notes, 5.88%, 06/01/15
  (Acquired 04/12/06-08/25/06; Cost
  $509,622)(b)(d)                     EUR          380,000       533,233
------------------------------------------------------------------------
SGL Carbon Luxembourg S.A. (Commodity
  Chemicals)-REGS, Sr. Gtd. Sec. Euro Notes,
  8.50%, 02/01/12 (Acquired 09/19/07; Cost
  $219,893)(b)(d)                     EUR          150,000       228,719
------------------------------------------------------------------------
Telecom Italia Finance S.A. (Integrated
  Telecommunication Services)-Series 13,
  Tranche 1, Unsec. Gtd. Unsub. Medium-Term
  Euro Notes, 6.88%, 01/24/13(b)          EUR      180,000       281,000
========================================================================
                                                               2,630,817
========================================================================

MEXICO-1.29%

Mexican Bonos (Sovereign Debt)-Series-M 10,
  Domestic Bonds, 8.00%, 12/17/15(b)      MXN    3,000,000       283,466
------------------------------------------------------------------------
Mexico Government, (Sovereign Debt) Euro
  Medium-Term Notes,
  4.25%, 06/16/15(b)                     EUR       120,000       167,311
------------------------------------------------------------------------
  Global Medium-Term Notes,
  5.38%, 06/10/13(b)                     EUR       100,000       148,829
========================================================================
                                                                 599,606
========================================================================

NETHERLANDS-6.72%

Netherlands Government (Sovereign Debt), Euro
  Bonds, 5.00%, 07/15/12(b)               EUR    1,230,000     1,843,036
------------------------------------------------------------------------
New World Resources B.V. (Diversified Metals
  & Mining)-REGS, Sr. Unsec. Unsub. Euro
  Bonds, 7.38%, 05/15/15 (Acquired 10/29/07
  Cost $139,604)(b)(d)                    EUR      100,000       140,527
------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

NETHERLANDS-(CONTINUED)

Rabobank Nederland-Cooperative Centrale
  Raiffeisen-Boerenleenbank B.A. (Diversified
  Banks)- Series 1691A, Tranche 1, Sr. Unsec.
  Unsub. Medium-Term Euro Notes, 1.05%,
  01/22/10(b)  JPY                             100,000,000   $   868,630
------------------------------------------------------------------------
Royal KPN N.V. (Integrated Telecommunication
  Services)-Series 12, Tranche 1, Sr. Unsec.
  Unsub. Medium-Term Euro Notes, 4.75%,
  01/17/17(b) EUR                                  200,000       277,607
========================================================================
                                                               3,129,800
========================================================================

NORWAY-6.82%

Eksportfinans A.S., (Other Diversified
  Financial Services) Unsec. Unsub. Global
  Bonds,
  1.80%, 06/21/10(b)                      JPY  230,000,000     2,036,376
------------------------------------------------------------------------
  Medium-Term Global Notes,
  1.60%, 03/20/14(b)                      JPY  130,000,000     1,142,319
========================================================================
                                                               3,178,695
========================================================================

PERU-0.49%

Peruvian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 7.50%, 10/14/14(b) EUR      140,000       226,350
========================================================================

PORTUGAL-1.66%

Portugal Obrigacoes do Tesouro O.T.
  (Sovereign Debt), Euro Bonds, 4.10%,
  04/15/37(b)      EUR                             590,000       772,580
========================================================================

SINGAPORE-0.30%

Singapore Government (Sovereign Debt),
  Domestic Bonds, 4.38%, 01/15/09(b)      SGD      200,000       142,082
========================================================================

SOUTH AFRICA-0.29%

Edcon Proprietary Ltd. (Apparel Retail)-REGS,
  Sr. Sec. Floating Rate Euro Notes, 7.98%,
  06/15/14 (Acquired 10/11/07; Cost
  $134,440)(b)(d)(e)    EUR                        100,000       135,457
========================================================================

SPAIN-6.86%

Caixa d'Estalvis de Catalunya (Diversified
  Capital Markets), Sec. Mortgage-Backed Euro
  Notes, 3.50%, 03/07/16(b)               EUR    1,000,000     1,327,372
------------------------------------------------------------------------
Spanish Government (Sovereign Debt), Euro
  Bonds, 4.20%, 07/30/13(b)               EUR    1,290,000     1,868,158
========================================================================
                                                               3,195,530
========================================================================

SWEDEN-1.02%

Swedish Government Bond (Sovereign Debt)-
  Series 1043, Domestic Bonds, 5.00%,
  01/28/09(b)                      SEK           3,000,000       477,527
========================================================================

UKRAINE-0.46%

Ukraine Government International Bond
  (Sovereign Debt), Sr. Unsec. Euro Bonds,
  4.95%, 10/13/15 (Acquired 10/23/07; Cost
  $212,258)(b)(c)(d)    EUR                        160,000       216,151
========================================================================

AIM International Total Return Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

UNITED KINGDOM-6.69%

Credit Suisse Group Finance Guernsey Ltd.
  (Diversified Capital Markets), Gtd. Sub.
  Second Tier Euro Notes, 3.63%,
  01/23/18(b)        EUR                           300,000   $   403,221
========================================================================
DaimlerChrysler UK Finance PLC (Automobile
  Manufacturers)-Series 147, Tranche 1,
  Unsec. Gtd. Unsub. Medium-Term Euro Notes,
  5.13%, 02/04/08(b)                     GBP        50,000       103,533
------------------------------------------------------------------------
Network Rail Finance PLC (Other Diversified
  Financial Services), Gtd. Medium-Term Euro
  Notes, 4.88%, 03/06/09(b)               GBP      330,000       679,008
------------------------------------------------------------------------
United Kingdom Treasury (Sovereign Debt),
  Bonds, 4.75%, 09/07/15(b)               GBP      940,000     1,930,965
========================================================================
                                                               3,116,727
========================================================================

UNITED STATES OF AMERICA-1.51%

General Electric Capital Corp. (Other
  Diversified Financial Services), Sr. Unsec.
  Unsub. Medium-Term Euro Notes, 0.75%,
  02/05/09(b)        JPY                        50,000,000       432,057
------------------------------------------------------------------------


                                                PRINCIPAL
                                                 AMOUNT         VALUE
------------------------------------------------------------------------

UNITED STATES OF AMERICA-(CONTINUED)

Pemex Project Funding Master Trust (Other
  Diversified Financial Services)-REGS,
  Unsec. Gtd. Unsub. Euro Bonds, 6.63%,
  04/04/10 (Acquired 04/12/06-08/25/06; Cost
  $244,068)(b)(d)                     EUR          180,000   $   269,978
========================================================================
                                                                 702,035
========================================================================
    Total Non U.S. Dollar Denominated Bonds &
      Notes (Cost $41,662,437)                                43,308,104
========================================================================
U.S. TREASURY SECURITIES-0.08%

5.38%, 02/15/31(b) (Cost $37,435)                   35,000        37,915
========================================================================

                                                 SHARES
------------------------------------------------------------------------
MONEY MARKET FUNDS-3.26%

Liquid Assets Portfolio-Institutional
  Class(f)                                         758,709       758,709
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)           758,709       758,709
========================================================================
    Total Money Market Funds (Cost
      $1,517,418)                                              1,517,418
========================================================================
TOTAL INVESTMENTS-96.29% (Cost $43,217,290)                   44,863,437
========================================================================
OTHER ASSETS LESS LIABILITIES-3.71%                            1,729,957
========================================================================
NET ASSETS-100.00%                                           $46,593,394
________________________________________________________________________
========================================================================


Investment Abbreviations:


AUD     - Australian Dollar
CAD     - Canadian Dollar
EUR     - Euro
GBP     - British Pound
Gtd.    - Guaranteed
JPY     - Japanese Yen
MXN     - Mexican Peso
REGS    - Regulation S
Sec.    - Secured
SEK     - Swedish Krona
SGD     - Singapore Dollar
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Foreign denominated security. Principal amount is denominated in currency indicated.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at October 31, 2007 was $43,346,019, which represented 93.03% of the Fund's Net Assets. See Note 1A.
(c) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at October 31, 2007 was $787,706, which represented 1.69% of the Fund's Net Assets.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2007 was $2,642,409, which represented 5.67% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2007.

(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $41,699,872)        $43,346,019
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $1,517,418)                               1,517,418
===========================================================
    Total investments (Cost $43,217,290)         44,863,437
===========================================================
Foreign currencies, at value (Cost $2,665,631)    2,710,089
-----------------------------------------------------------
Receivables for:
  Investments sold                                  743,754
-----------------------------------------------------------
  Variation margin                                   15,160
-----------------------------------------------------------
  Fund shares sold                                  194,239
-----------------------------------------------------------
  Dividends and Interest                            818,829
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                5,009
-----------------------------------------------------------
Other assets                                         14,547
===========================================================
    Total assets                                 49,365,064
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,516,958
-----------------------------------------------------------
  Fund shares reacquired                            123,787
-----------------------------------------------------------
  Amount due custodian                                7,161
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             5,499
-----------------------------------------------------------
  Fund expenses advanced                             14,426
-----------------------------------------------------------
Accrued distribution fees                             4,203
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,394
-----------------------------------------------------------
Accrued transfer agent fees                           3,084
-----------------------------------------------------------
Accrued operating expenses                           95,158
===========================================================
    Total liabilities                             2,771,670
===========================================================
Net assets applicable to shares outstanding     $46,593,394
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $43,487,905
-----------------------------------------------------------
Undistributed net investment income               1,731,748
-----------------------------------------------------------
Undistributed net realized gain (loss)             (313,043)
-----------------------------------------------------------
Unrealized appreciation                           1,686,784
===========================================================
                                                $46,593,394
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $ 6,246,998
___________________________________________________________
===========================================================
Class B                                         $ 2,394,703
___________________________________________________________
===========================================================
Class C                                         $ 1,999,218
___________________________________________________________
===========================================================
Institutional Class                             $35,952,475
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             558,698
___________________________________________________________
===========================================================
Class B                                             214,606
___________________________________________________________
===========================================================
Class C                                             179,208
___________________________________________________________
===========================================================
Institutional Class                               3,215,613
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.18
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $11.18 divided by
      95.25%)                                   $     11.74
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.16
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.16
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     11.18
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Total Return Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Interest                                                      $1,172,762
------------------------------------------------------------------------
Dividends from affiliated money market funds                      45,244
========================================================================
    Total investment income                                    1,218,006
========================================================================

EXPENSES:

Advisory fees                                                    226,034
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    42,206
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         10,338
------------------------------------------------------------------------
  Class B                                                         22,871
------------------------------------------------------------------------
  Class C                                                         14,023
------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                 21,171
------------------------------------------------------------------------
Transfer agent fees -- Institutional                               2,775
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         17,605
------------------------------------------------------------------------
Registration and filing fees                                      92,209
------------------------------------------------------------------------
Professional services fees                                        81,092
------------------------------------------------------------------------
Other                                                             27,294
========================================================================
    Total expenses                                               607,618
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                (265,570)
========================================================================
    Net expenses                                                 342,048
========================================================================
Net investment income                                            875,958
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                        1,128,369
------------------------------------------------------------------------
  Foreign currencies                                             166,004
------------------------------------------------------------------------
  Foreign currency contracts                                    (204,390)
------------------------------------------------------------------------
  Futures contracts                                              191,517
========================================================================
                                                               1,281,500
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,259,469
------------------------------------------------------------------------
  Foreign currencies                                              34,482
------------------------------------------------------------------------
  Foreign currency contracts                                      77,896
------------------------------------------------------------------------
  Futures contracts                                               (2,995)
========================================================================
                                                               1,368,852
========================================================================
Net realized and unrealized gain                               2,650,352
========================================================================
Net increase in net assets resulting from operations          $3,526,310
________________________________________________________________________
========================================================================

AIM International Total Return Fund

STATEMENT OF CHANGES IN NET ASSETS


For the years ended October 31, 2007 and the period March 31, 2006 (commencement date) through October 31, 2006.



                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   875,958    $   149,601
----------------------------------------------------------------------------------------
  Net realized gain (loss)                                      1,281,500       (150,301)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                         1,368,852        317,932
========================================================================================
    Net increase in net assets resulting from operations        3,526,310        317,232
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (81,558)       (13,407)
----------------------------------------------------------------------------------------
  Class B                                                         (30,031)        (7,399)
----------------------------------------------------------------------------------------
  Class C                                                         (18,901)        (6,483)
----------------------------------------------------------------------------------------
  Institutional Class                                            (571,737)       (35,342)
========================================================================================
    Total distributions from net investment income               (702,227)       (62,631)
========================================================================================
Return of capital:
  Class A                                                              --        (22,597)
----------------------------------------------------------------------------------------
  Class B                                                              --        (12,469)
----------------------------------------------------------------------------------------
  Class C                                                              --        (10,926)
----------------------------------------------------------------------------------------
  Institutional Class                                                  --        (59,566)
========================================================================================
    Total return of capital                                            --       (105,558)
----------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions          (702,227)      (168,189)
========================================================================================
Share transactions-net:
  Class A                                                       2,604,594      3,304,813
----------------------------------------------------------------------------------------
  Class B                                                         243,905      1,984,421
----------------------------------------------------------------------------------------
  Class C                                                        (447,829)     2,359,106
----------------------------------------------------------------------------------------
  Institutional Class                                          14,377,227     19,194,031
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              16,777,897     26,842,371
========================================================================================
    Net increase in net assets                                 19,601,980     26,991,414
========================================================================================

NET ASSETS:

  Beginning of year                                            26,991,414             --
========================================================================================
  End of year (including undistributed net investment income
    of $1,731,748 and $(31,889), respectively)                $46,593,394    $26,991,414
________________________________________________________________________________________
========================================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM International Total Return Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES


AIM International Total Return Fund, formerly AIM International Bond Fund (the "Fund"), is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from

AIM International Total Return Fund

     settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and

AIM International Total Return Fund

     losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.65%
--------------------------------------------------------------------
Next $250 million                                             0.59%
--------------------------------------------------------------------
Next $500 million                                             0.565%
--------------------------------------------------------------------
Next $1.5 billion                                             0.54%
--------------------------------------------------------------------
Next $2.5 billion                                             0.515%
--------------------------------------------------------------------
Next $5 billion                                               0.49%
--------------------------------------------------------------------
Over $10 billion                                              0.465%
 ___________________________________________________________________
====================================================================



    Under the terms of a master sub-advisory agreement between AIM and Invesco Asset Management Limited, AIM pays Invesco Asset Management Limited 40% of the amount of AIM's compensation on sub-advised assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 1.10%, 1.85%, 1.85% and 0.85% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees and reimbursed fund level expenses of $237,750 and reimbursed class level expenses of $10,895, $6,026, $3,694 and $2,775 expenses of Class A, Class B, Class C and Institutional Class shares, respectively.

AIM International Total Return Fund



    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $4,714 in front-end sales commissions from the sale of Class A shares and $0, $3,884 and $3,800 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            $429,948        $14,165,482       $(13,836,721)      $  758,709       $22,669
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             429,948         14,165,482        (13,836,721)         758,709        22,575
=================================================================================================
  Total
    Investments
    in
    Affiliates     $859,896        $28,330,964       $(27,673,442)      $1,517,418       $45,244
_________________________________________________________________________________________________
=================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,430.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

AIM International Total Return Fund


    During the year ended October 31, 2007, the Fund paid legal fees of $5,053 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.


NOTE 7--FUTURES CONTRACTS



                                           OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               UNREALIZED
                                                              NUMBER OF       MONTH/            VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        10/31/07       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Euro-Bond                                                        11        Dec.-07/Short     $1,716,476         $ 1,034
---------------------------------------------------------------------------------------------------------------------------
Japanese 10 Year Bond                                             2        Dec.-07/Short      2,357,724           3,333
===========================================================================================================================
                                                                                              4,074,200           4,367
===========================================================================================================================
U.S. Treasury 5 Year Note                                        11        Dec.-07/Long       1,180,781          (5,501)
===========================================================================================================================
                                                                                             $5,254,981         $(1,134)
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the year ended October 31, 2007 and the period March 31, 2006 (commencement date) through October 31, 2007 was as follows:


                                                                2007        2006
----------------------------------------------------------------------------------
Distributions paid from ordinary income                       $702,227    $ 62,631
----------------------------------------------------------------------------------
Return of Capital                                                   --     105,558
==================================================================================
Total distributions                                           $702,227    $168,189
__________________________________________________________________________________
==================================================================================

AIM International Total Return Fund


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
---------------------------------------------------------------------------
Undistributed ordinary income                                   $ 1,752,371
---------------------------------------------------------------------------
Net unrealized appreciation -- investments                        1,673,946
---------------------------------------------------------------------------
Temporary book/tax differences                                       (4,006)
---------------------------------------------------------------------------
Capital loss carryover                                             (316,822)
---------------------------------------------------------------------------
Shares of beneficial interest                                    43,487,905
===========================================================================
Total net assets                                                $46,593,394
___________________________________________________________________________
===========================================================================



    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales, the deferral of losses on certain straddles, the realization for tax purposes of unrealized gains on certain foreign currency contracts, and futures contracts. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $44,888, appreciation (depreciation) on foreign currency contracts of $(3,116), appreciation on foreign futures of $4,636.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2007 which expires as follows:


                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2014                                                  $ 85,299
-----------------------------------------------------------------------------
October 31, 2015                                                   231,523
=============================================================================
Total capital loss carryforward                                   $316,822
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $170,642,004 and $155,082,981, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $6,703,916 and $6,713,775, respectively.



UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $1,654,518
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (26,980)
==============================================================================
Net unrealized appreciation of investment securities                1,627,538
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is 43,235,899.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES


Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign futures transactions and non-deductible organizational expenses, on October 31, 2007, undistributed net investment income was increased by $1,589,906, undistributed net realized gain (loss) was decreased by $1,588,385 and shares of beneficial interest was decreased by $1,521. This reclassification had no effect on the net assets of the Fund.

AIM International Total Return Fund

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       PERIOD
                                                                                                   MARCH 31, 2006
                                                                                                   (COMMENCEMENT
                                                                     YEAR ENDED                       DATE) TO
                                                                 OCTOBER 31, 2007(A)              OCTOBER 31, 2006
                                                              -------------------------    ------------------------------
                                                                SHARES        AMOUNT         SHARES           AMOUNT
=========================================================================================================================
Sold:
  Class A                                                       475,993     $5,082,041       346,070       $ 3,571,637
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       156,531      1,660,568       203,124         2,076,016
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       184,184      1,989,022       246,060         2,538,618
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         1,460,210     15,319,071     1,922,095        20,007,020
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         6,707         70,917         3,217            33,479
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         2,134         22,496         1,720            17,883
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         1,353         14,280         1,645            17,088
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            54,099        571,737         9,160            94,908
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        24,061        256,680         1,511            15,725
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (24,111)      (256,680)       (1,512)          (15,725)
=========================================================================================================================
Reacquired:(b)
  Class A                                                      (268,139)    (2,805,044)      (30,722)         (316,028)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (114,167)    (1,182,479)       (9,113)          (93,753)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (234,880)    (2,451,131)      (19,154)         (196,600)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (142,430)    (1,513,581)      (87,521)         (907,897)
=========================================================================================================================
                                                              1,581,545     $16,777,897    2,586,580       $26,842,371
_________________________________________________________________________________________________________________________
=========================================================================================================================


(a) 77% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.

(b) Net of redemption fees of $2,160 and $2,797 which were allocated among the classes based on relative net assets of each class for the year ended October 31, 2007 and the period March 31, 2006 (commencement date) through October 31, 2006, respectively.


NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM International Total Return Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.44              $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.25                0.13
----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.69                0.48
==============================================================================================
    Total from investment operations                              0.94                0.61
==============================================================================================
Less distributions:
  Dividends from net investment income                           (0.20)              (0.06)
----------------------------------------------------------------------------------------------
  Return of capital                                                 --               (0.11)
==============================================================================================
    Total distributions                                          (0.20)              (0.17)
==============================================================================================
Redemption fees added to shares of beneficial interest            0.00                0.00
==============================================================================================
Net asset value, end of period                                  $11.18              $10.44
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   9.17%               6.14%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $6,247              $3,341
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.12%(c)            1.14%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.06%(c)            3.92%(d)
==============================================================================================
Ratio of net investment income to average net assets              2.39%(c)            2.20%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                         509%                231%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,135,156.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Total Return Fund

                                                                          CLASS B
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.42              $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.17                0.09
----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.70                0.46
==============================================================================================
    Total from investment operations                              0.87                0.55
==============================================================================================
Less distributions:
  Dividends from net investment income                           (0.13)              (0.05)
----------------------------------------------------------------------------------------------
  Return of capital                                                 --               (0.08)
==============================================================================================
    Total distributions                                          (0.13)              (0.13)
==============================================================================================
Redemption fees added to shares of beneficial interest            0.00                0.00
==============================================================================================
Net asset value, end of period                                  $11.16              $10.42
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   8.44%               5.55%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,395              $2,025
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.87%(c)            1.89%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.81%(c)            4.67%(d)
==============================================================================================
Ratio of net investment income to average net assets              1.64%(c)            1.45%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                         509%                231%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,287,113.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Total Return Fund

                                                                            CLASS C
                                                              -----------------------------------
                                                                                   MARCH 31, 2006
                                                                                   (COMMENCEMENT
                                                                YEAR ENDED            DATE) TO
                                                               OCTOBER 31,          OCTOBER 31,
                                                                   2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $10.43               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.17                 0.09
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.69                 0.47
=================================================================================================
    Total from investment operations                                0.86                 0.56
=================================================================================================
Less distributions:
  Dividends from net investment income                             (0.13)               (0.05)
-------------------------------------------------------------------------------------------------
  Return of capital                                                   --                (0.08)
=================================================================================================
    Total distributions                                            (0.13)               (0.13)
=================================================================================================
Redemption fees added to shares of beneficial interest              0.00                 0.00
=================================================================================================
Net asset value, end of period                                    $11.16               $10.43
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                     8.34%                5.65%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $1,999               $2,383
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.87%(c)             1.89%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 2.81%(c)             4.67%(d)
=================================================================================================
Ratio of net investment income to average net assets                1.64%(c)             1.45%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           509%                 231%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,402,266.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM International Total Return Fund

                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                   MARCH 31, 2006
                                                                                   (COMMENCEMENT
                                                                YEAR ENDED            DATE) TO
                                                               OCTOBER 31,          OCTOBER 31,
                                                                   2007                 2006
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 10.44              $ 10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                          0.28                 0.15
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.69                 0.48
=================================================================================================
    Total from investment operations                                0.97                 0.63
=================================================================================================
Less distributions:
  Dividends from net investment income                             (0.23)               (0.07)
-------------------------------------------------------------------------------------------------
  Return of capital                                                   --                (0.12)
=================================================================================================
    Total distributions                                            (0.23)               (0.19)
=================================================================================================
Redemption fees added to shares of beneficial interest              0.00                 0.00
=================================================================================================
Net asset value, end of period                                   $ 11.18              $ 10.44
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                     9.42%                6.27%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $35,952              $19,243
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.86%(c)             0.89%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.55%(c)             3.50%(d)
=================================================================================================
Ratio of net investment income to average net assets                2.64%(c)             2.45%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           509%                 231%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $26,949,902.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES



    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM

AIM International Total Return Fund

Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM International Total Return Fund



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees of AIM Investment Funds


and Shareholders of AIM International Total Return Fund:





In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Total Return Fund, formerly known as AIM International Bond Fund, (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for year then ended and for the period March 31, 2006 (commencement date) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PRICEWATERHOUSECOOPERS LLP



December 19, 2007


Houston, TX

AIM International Total Return Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (05/01/07)        (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,057.40           $5.81           $1,019.56           $5.70            1.12%
B                             1,000.00           1,053.60            9.68            1,015.78            9.50            1.87
C                             1,000.00           1,053.60            9.68            1,015.78            9.50            1.87

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM International Total Return Fund

Approval of Investment Advisory           Moreover, the Investments Committee      services, and the credentials and experience of
Agreement                                 considers each Sub-Committee's           the officers and employees of AIM who provide
                                          recommendations in making its annual     these services. The Board's review of the
The Board of Trustees (the Board) of      recommendation to the Board whether to   qualifications of AIM to provide these services
AIM Investment Funds is required under    approve the continuance of each AIM      included the Board's consideration of AIM's
the Investment Company Act of 1940 to     Fund's investment advisory agreement     portfolio and product review process, various
approve annually the renewal of the AIM   and sub-advisory agreement, if           back office support functions provided by AIM,
International Total Return Fund (the      applicable (advisory agreements), for    and AIM's equity and fixed income trading oper-
Fund) investment advisory agreement       another year.                            ations. The Board concluded that the nature,
with A I M Advisors, Inc. (AIM). During                                            extent and quality of the advisory services
contract renewal meetings held on June       The independent Trustees, as          provided to the Fund by AIM were appropriate and
25-27, 2007, the Board as a whole and     mentioned above, are assisted in their   that AIM currently is providing satisfactory
the dis-interested or "independent"       annual evaluation of the advisory        advisory services in accordance with the terms of
Trustees, voting separately, approved     agreements by the independent Senior     the Fund's advisory agreement. In addition, based
the continuance of the Fund's             Officer. One responsibility of the       on their ongoing meetings throughout the year
investment advisory agreement for         Senior Officer is to manage the          with the Fund's portfolio managers, the Board
another year, effective July 1, 2007.     process by which the AIM Funds'          concluded that these individuals are competent
In doing so, the Board determined that    proposed management fees are             and able to continue to carry out their
the Fund's advisory agreement is in the   negotiated during the annual contract    responsibilities under the Fund's advisory
best interests of the Fund and its        renewal process to ensure that they      agreement.
shareholders and that the compensation    are negotiated in a manner which is at
to AIM under the Fund's advisory          arms' length and reasonable.                In determining whether to continue the Fund's
agreement is fair and reasonable.         Accordingly, the Senior Officer must     advisory agreement, the Board considered the
                                          either supervise a competitive bidding   prior relationship between AIM and the Fund, as
   The independent Trustees met           process or prepare an independent        well as the Board's knowledge of AIM's
separately during their evaluation of     written evaluation. The Senior Officer   operations, and concluded that it was beneficial
the Fund's investment advisory            has recommended that an independent      to maintain the current relationship, in part,
agreement with independent legal          written evaluation be provided and,      because of such knowledge. The Board also
counsel from whom they received           upon the direction of the Board, has     considered the steps that AIM and its affiliates
independent legal advice, and the         prepared an independent written          have taken over the last several years to improve
independent Trustees also received        evaluation.                              the quality and efficiency of the services they
assistance during their deliberations                                              provide to the Funds in the areas of investment
from the independent Senior Officer, a       During the annual contract renewal    performance, product line diversification,
full-time officer of the AIM Funds who    process, the Board considered the        distribution, fund operations, shareholder
reports directly to the independent       factors discussed below under the        services and compliance. The Board concluded that
Trustees. The following discussion more   heading "Factors and Conclusions and     the quality and efficiency of the services AIM
fully describes the process employed by   Summary of Independent Written Fee       and its affiliates provide to the AIM Funds in
the Board to evaluate the performance     Evaluation" in evaluating the fairness   each of these areas have generally improved, and
of the AIM Funds (including the Fund)     and reasonableness of the Fund's         support the Board's approval of the continuance
throughout the year and, more             advisory agreement at the contract       of the Fund's advisory agreement.
specifically, during the annual           renewal meetings and at their meetings
contract renewal meetings.                throughout the year as part of their     B. FUND PERFORMANCE
                                          ongoing oversight of the Fund. The
THE BOARD'S FUND EVALUATION PROCESS       Fund's advisory agreement was            The Board noted that the Fund has not been in
                                          considered separately, although the      operation for a full calendar year. The Board
The Board's Investments Committee has     Board also considered the common         also considered the steps AIM has taken over the
established three Sub-Committees which    interests of all of the AIM Funds in     last several years to improve the quality and
are responsible for overseeing the        their deliberations. The Board com-      efficiency of the services that AIM provides to
management of a number of the series      prehensively considered all of the       the AIM Funds. The Board concluded that AIM
portfolios of the AIM Funds. This Sub-    information provided to them and did     continues to be responsive to the Board's focus
Committee structure permits the           not identify any particular factor       on fund performance.
Trustees to focus on the performance of   that was controlling. Furthermore,
the AIM Funds that have been assigned     each Trustee may have evaluated the      C. ADVISORY FEES AND FEE WAIVERS
to them. The Sub-Committees meet          information provided differently from
throughout the year to review the         one another and attributed different     The Board noted that AIM had set the contractual
performance of their assigned funds,      weight to the various factors. The       advisory fee schedule in the Fund's advisory
and the Sub-Committees review monthly     Trustees recognized that the advisory    agreement based upon the median effective
and quarterly comparative performance     arrangements and resulting advisory      management fee rate (comprised of advisory fees
information and periodic asset flow       fees for the Fund and the other AIM      plus, in some cases, administrative fees) at
data for their assigned funds. These      Funds are the result of years of         various asset levels of competitor funds with
materials are prepared under the          review and negotiation between the       investment strategies comparable to those of the
direction and supervision of the          Trustees and AIM, that the Trustees      Fund. In addition, the Board noted that the
independent Senior Officer. Over the      may focus to a greater extent on         Fund's contractual advisory fee schedule is the
course of each year, the Sub-             certain aspects of these arrangements    same as the uniform fee schedule that applies to
Committees meet with portfolio managers   in some years than others, and that      other funds advised by AIM with investment
for their assigned funds and other        the Trustees' deliberations and          strategies comparable to those of the Fund, which
members of management and review with     conclusions in a particular year may     uniform fee schedule includes breakpoints and is
these individuals the performance,        be based in part on their                based on net asset levels. The Board also
investment objective(s), policies,        deliberations and conclusions of these   compared the Fund's contractual advisory fee rate
strategies and limitations of these       same arrangements throughout the year    to the total advisory fees paid by numerous
funds.                                    and in prior years.                      separately managed accounts/wrap accounts advised
                                                                                   by an AIM affiliate. The Board noted that the
   In addition to their meetings          FACTORS AND CONCLUSIONS AND SUMMARY OF   Fund's rate was generally above the rates for the
throughout the year, the Sub-Committees   INDEPENDENT WRITTEN FEE EVALUATION       separately managed accounts/wrap accounts. The
meet at designated contract renewal                                                Board considered that management of the
meetings each year to conduct an          The discussion below serves as a         separately managed accounts/wrap accounts by the
in-depth review of the performance,       summary of the Senior Officer's          AIM affiliate involves different levels of
fees and expenses of their assigned       independent written evaluation, as       services and different operational
funds. During the contract renewal        well as a discussion of the material
process, the Trustees receive             factors and related conclusions that
comparative performance and fee data      formed the basis for the Board's
regarding all the AIM Funds prepared by   approval of the Fund's advisory
an independent company, Lipper, Inc.,     agreement. Unless otherwise stated,
under the direction and supervision of    information set forth below is as of
the independent Senior Officer who also   June 27, 2007 and does not reflect any
prepares a separate analysis of this      changes that may have occurred since
information for the Trustees. Each        that date, including but not limited
Sub-Committee then makes recom-           to changes to the Fund's performance,
mendations to the Investments Committee   advisory fees, expense limitations
regarding the performance, fees and       and/or fee waivers.
expenses of their assigned funds. The
Investments Committee considers each      I. INVESTMENT ADVISORY AGREEMENT
Sub-Committee's recommendations and
makes its own recommendations regarding   A. NATURE, EXTENT AND QUALITY OF
the performance, fees and expenses of        SERVICES PROVIDED BY AIM
the AIM Funds to the full Board.
                                          The Board reviewed the advisory
                                          services provided to the Fund by AIM
                                          under the Fund's advisory agreement,
                                          the performance of AIM in providing
                                          these

AIM International Total Return Fund

and regulatory requirements than AIM's    and has the resources necessary to       The Board considered the contractual nature of
management of the Fund. The Board         perform its obligations under the        this fee waiver and noted that it remains in
concluded that these differences are      Fund's advisory agreement, and           effect until at least June 30, 2008. The Board
appropriately reflected in the fee        concluded that AIM has the financial     concluded that the Fund's investment of
structure for the Fund and the            resources necessary to fulfill these     uninvested cash and cash collateral from any
separately managed accounts/wrap          obligations.                             securities lending arrangements in the affiliated
accounts.                                                                          money market funds is in the best interests of
                                          F. INDEPENDENT WRITTEN EVALUATION OF     the Fund and its shareholders.
   The Board noted that AIM has              THE FUND'S SENIOR OFFICER
contractually agreed to waive fees                                                 II.SUB-ADVISORY AGREEMENT
and/or limit expenses of the Fund         The Board noted that, upon their
through at least June 30, 2008 in an      direction, the Senior Officer of the     A. NATURE, EXTENT AND QUALITY OF SERVICES
amount necessary to limit total annual    Fund, who is independent of AIM and         PROVIDED BY THE SUB-ADVISOR
operating expenses to a specified         AIM's affiliates, had prepared an
percentage of average daily net assets    independent written evaluation to        The Board reviewed the services provided by
for each class of the Fund. The Board     assist the Board in determining the      INVESCO Asset Management Limited (the
considered the contractual nature of      reasonableness of the proposed           Sub-Advisor) under the Fund's sub-advisory
this fee waiver and noted that it         management fees of the AIM Funds,        agreement, the performance of the Sub-Advisor in
remains in effect until at least June     including the Fund. The Board noted      providing these services, and the credentials and
30, 2008. The Board reviewed the Fund's   that they had relied upon the Senior     experience of the officers and employees of the
effective advisory fee rate, after        Officer's written evaluation instead     Sub-Advisor who provide these services. The Board
taking account of this expense            of a competitive bidding process. In     concluded that the nature, extent and quality of
limitation, and considered the effect     determining whether to continue the      the services provided by the Sub-Advisor were
this expense limitation would have on     Fund's advisory agreement, the Board     appropriate and that the Sub-Advisor currently is
the Fund's estimated total expenses.      considered the Senior Officer's          providing satisfactory services in accordance
The Board concluded that the levels of    written evaluation.                      with the terms of the Fund's sub-advisory
fee waivers/expense limitations for the                                            agreement. In addition, based on their ongoing
Fund were fair and reasonable.            G. COLLATERAL BENEFITS TO AIM AND ITS    meetings throughout the year with the Fund's
                                             AFFILIATES                            portfolio managers, the Board concluded that
   After taking account of the Fund's                                              these individuals are competent and able to
contractual advisory fee rate, as well    The Board considered various other       continue to carry out their responsibilities
as the comparative advisory fee           benefits received by AIM and its         under the Fund's sub-advisory agreement.
information and the expense limitation    affiliates resulting from AIM's rela-
discussed above, the Board concluded      tionship with the Fund, including the    B. FUND PERFORMANCE
that the Fund's advisory fees were fair   fees received by AIM and its
and reasonable.                           affiliates for their provision of        The Board noted that the Fund has not been in
                                          administrative, transfer agency and      operation for a full calendar year. The Board
D. ECONOMIES OF SCALE AND BREAKPOINTS     distribution services to the Fund. The   also considered the steps AIM has taken over
                                          Board considered the performance of      the last several years to improve the quality and
The Board considered the extent to        AIM and its affiliates in providing      efficiency of the services that AIM provides to
which there are economies of scale in     these services and the organizational    the AIM Funds. The Board concluded that AIM
AIM's provision of advisory services      structure employed by AIM and its        continues to be responsive to the Board's focus
to the Fund. The Board also considered    affiliates to provide these services.    on fund performance.
whether the Fund benefits from such       The Board also considered that these
economies of scale through contractual    services are provided to the Fund        C. SUB-ADVISORY FEES
breakpoints in the Fund's advisory        pursuant to written contracts which
fee schedule or through advisory fee      are reviewed and approved on an annual   The Board compared the Fund's contractual sub-
waivers or expense limitations. The       basis by the Board. The Board            advisory fee rate to the total advisory fees paid
Board noted that the Fund's contractual   concluded that AIM and its affili-       by numerous separately managed accounts/wrap
advisory fee schedule includes six        ates were providing these services in    accounts sub-advised by the Sub-Advisor with
breakpoints but that, due to the          a satisfactory manner and in             investment strategies comparable to those of
Fund's asset level at the end of the      accordance with the terms of their       the Fund. The Board noted that the Fund's
past calendar year and the way in which   contracts, and were qualified to         sub-advisory fee rate was generally above the
the breakpoints have been structured,     continue to provide these services to    rates for the separately managed accounts/wrap
the Fund has yet to benefit from the      the Fund.                                accounts. The Board considered the services to
breakpoints. Based on this informa-                                                be provided by the Sub-Advisor pursuant to the
tion, the Board concluded that the           The Board considered the benefits     Fund's sub-advisory agreement and the services to
Fund's advisory fees would reflect        realized by AIM as a result of           be provided by AIM pursuant to the Fund's
economies of scale at higher asset        portfolio brokerage transactions         advisory agreement, as well as the allocation of
levels. The Board also noted that the     executed through "soft dollar"           fees between AIM and the Sub-Advisor pursuant to
Fund shares directly in economies of      arrangements. Under these                the sub-advisory agreement. The Board noted that
scale through lower fees charged by       arrangements, portfolio brokerage        the sub-advisory fees have no direct effect on
third party service providers based on    commissions paid by the Fund and/or      the Fund or its shareholders, as they are paid by
the combined size of all of the AIM       other funds advised by AIM are used to   AIM to the Sub-Advisor, and that AIM and the
Funds and affiliates.                     pay for research and execution           Sub-Advisor are affiliates. After taking account
                                          services. The Board noted that soft      of the Fund's contractual sub-advisory fee
E. PROFITABILITY AND FINANCIAL            dollar arrangements shift the payment    rate, as well as the comparative fee
   RESOURCES OF AIM                       obligation for the research and          information and the fee expense limitation
                                          executions services from AIM to the      discussed above, the Board concluded that the
The Board reviewed information from AIM   funds and therefore may reduce AIM's     Fund's sub-advisory fees were fair and
concerning the costs of the advisory      expenses. The Board also noted that      reasonable.
and other services that AIM and its       research obtained through soft dollar
affiliates provide to the Fund and the    arrangements may be used by AIM in       D. FINANCIAL RESOURCES OF THE SUB-ADVISOR
profitability of AIM and its affiliates   making investment decisions for the
in providing these services. The Board    Fund and may therefore benefit Fund      The Board considered whether the Sub-Advisor is
also reviewed information concerning      shareholders. The Board concluded        financially sound and has the resources necessary
the financial condition of AIM and its    that AIM's soft dollar arrangements      to perform its obligations under the Fund's
affiliates. The Board also reviewed       were appropriate. The Board also con-    sub-advisory agreement, and concluded that the
with AIM the methodology used to          cluded that, based on their review and   Sub-Advisor has the financial resources necessary
prepare the profitability infor-          representations made by AIM, these       to fulfill these obligations.
mation. The Board considered the          arrangements were consistent with
overall profitability of AIM, as well     regulatory requirements.
as the profitability of AIM in
connection with managing the Fund. The       The Board considered the fact that
Board noted that AIM continues to         the Fund's uninvested cash and cash
operate at a net profit, although         collateral from any securities
increased expenses in recent years have   lending arrangements may be invested
reduced the profitability of AIM and      in money market funds advised by AIM
its affiliates. The Board concluded       pursuant to procedures approved by the
that the Fund's advisory fees were fair   Board. The Board noted that AIM will
and reasonable, and that the level of     receive advisory fees from these
profits realized by AIM and its           affiliated money market funds
affiliates from providing services to     attributable to such investments,
the Fund was not excessive in light of    although AIM has contractually agreed
the nature, quality and extent of the     to waive the advisory fees payable by
services provided. The Board considered   the Fund with respect to its
whether AIM is financially sound          investment of uninvested cash in these
                                          affiliated money market funds through
                                          at least June 30, 2008.

AIM International Total Return Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                               0.23%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.79%, 99.69%, 95.50%, and 99.71%, respectively.

AIM International Total Return Fund


TRUSTEES AND OFFICERS




The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------


(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM International Total Return Fund


                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
                                                                                                         INVESCO
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   Asset
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Management
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    Limited
                              Houston, TX 77046-1173   Suite 100                Suite 2900               30
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Finsbury
                                                                                                         Square
                                                                                                         London
                                                                                                         EC2A
                                                                                                         1AG
                                                                                                         United
                                                                                                         Kingdom

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM International Total Return Fund
                                          ======================================
INSTITUTIONAL CLASS SHARES                AVERAGE ANNUAL TOTAL RETURNS                PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                                                                   INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS
The following information has been        For periods ended 10/31/07               MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS
prepared to provide Institutional Class   Inception (3/31/06)              9.98%   ASSUME REINVESTMENT OF DISTRIBUTIONS AT NAV.
shareholders with a performance              1 Year                        9.42    INVESTMENT RETURN AND PRINCIPAL VALUE WILL
overview specific to their holdings.                                               FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE
Institutional Class shares are offered    AVERAGE ANNUAL TOTAL RETURNS             WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE
exclusively to institutional investors,   For periods ended 9/30/07,most recent    FULL REPORT FOR INFORMATION ON COMPARATIVE
including defined contribution plans      calendar quarter-end                     BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS
that meet certain criteria.               Inception (3/31/06)              9.25%   FOR MORE INFORMATION. FOR THE MOST CURRENT
                                             1 Year                        8.61    MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246
                                          ======================================   OR VISIT AIMINVESTMENTS.COM.

                                          INSTITUTIONAL CLASS SHARES HAVE NO
                                          SALES CHARGE; THEREFORE, PERFORMANCE
                                          IS AT NAV. PERFORMANCE OF
                                          INSTITUTIONAL CLASS SHARES WILL DIFFER
                                          FROM PERFORMANCE OF OTHER SHARE
                                          CLASSES PRIMARILY DUE TO DIFFERING
                                          SALES CHARGES AND CLASS EXPENSES.

                                             A REDEMPTION FEE OF 2% WILL BE
                                          IMPOSED ON CERTAIN REDEMPTIONS OR
                                          EXCHANGES OUT OF THE FUND WITHIN 30
                                          DAYS OF PURCHASE. EXCEPTIONS TO THE
                                          REDEMPTION FEE ARE LISTED IN THE
                                          FUND'S PROSPECTUS.

=======================================      HAD THE ADVISOR NOT WAIVED FEES
NASDAQ SYMBOL                     AUBIX   AND/OR REIMBURSED EXPENSES, PERFORM-
=======================================   ANCE WOULD HAVE BEEN LOWER.

Over for information on your Fund's expenses.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS,WHICH CONTAINS MORE COMPLETE INFORMATION,INCLUDING SALES
CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public,nor used in written form as sales literature for public use.

AIMinvestments.com               ITR-INS-1               A I M Distributors,Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

Your Fund's long-term performance            The LEHMAN BROTHERS GLOBAL               The Fund is not managed to track the per-
                                          AGGREGATE EX U.S. INDEX provides a       formance of any particular index, including the
Past performance cannot guarantee         broad-based measure of the global        indexes defined here, and consequently, the
comparable future results.                investment-grade fixed income markets    performance of the Fund may deviate signifi-
                                          excluding the U.S. market.               cantly from the performance of the indexes.
   The data shown in the chart include
reinvested distributions, Fund               The LIPPER INTERNATIONAL INCOME          A direct investment cannot be made in an
expenses and management fees. Index       FUNDS INDEX is an equally weighted       index. Unless otherwise indicated, index results
results include reinvested dividends.     representation of the largest funds in   include reinvested dividends, and they do not
Performance of an index of funds          the Lipper International Income Funds    reflect sales charges. Performance of an index of
reflects fund expenses and management     category. These funds state in their     funds reflects fund expenses; performance of a
fees; performance of a market index       prospectus that they invest primarily    market index does not.
does not. Performance shown in the        in U.S. dollar and non-U.S. dollar
chart and table(s) does not reflect       debt securities of issuers located in
deduction of taxes a shareholder          at least three countries, excluding
would pay on Fund distributions or sale   the United States, except in periods
of Fund shares. Performance of the        of market weakness.
indexes does not reflect the effects of
taxes.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/06

                      AIM INTERNATIONAL                                              LIPPER
                      TOTAL RETURN FUND          LEHMAN BROTHERS GLOBAL       INTERNATIONAL INCOME
        DATE     -INSTITUTIONAL CLASS SHARES   AGGREGATE EX-U.S. INDEX(1)        FUNDS INDEX(1)

       3/31/06             $10000                        $10000                      $10000
          4/06              10409                         10324                       10192
          5/06              10561                         10547                       10262
          6/06              10447                         10400                       10203
          7/06              10524                         10480                       10263
          8/06              10601                         10577                       10355
          9/06              10516                         10517                       10304
         10/06              10628                         10639                       10433
         11/06              10898                         10985                       10641
         12/06              10707                         10788                       10559
          1/07              10584                         10618                       10412
          2/07              10819                         10871                       10627
          3/07              10860                         10913                       10687
          4/07              10984                         11077                       10799
          5/07              10788                         10849                       10671
          6/07              10737                         10793                       10651
          7/07              10934                         11094                       10820
          8/07              11027                         11228                       10844
          9/07              11421                         11586                       11200
         10/07              11628                         11826                       11386

====================================================================================================================================

                                                       SOURCES: (1)A I M MANAGEMENT GROUP INC., LEHMAN BROTHERS INC.; (2)LIPPER INC.

AIM International Total Return Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS               (05/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00        $1,058.70         $4.46         $1,020.87         $4.38          0.86%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     ITR-INS-1     A I M Distributors, Inc.

                            [EDELIVERY                              FUND HOLDINGS AND PROXY VOTING INFORMATION
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year,at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters,the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements,tax          available at AIMinvestments.com. From our home page,click on
forms,fund reports,and prospectuses are available,we will send      Products & Performance,then Mutual Funds,then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes,you will need to log in to your account to    Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington,D.C. You can obtain information on the
                                                                    operation of the Public Reference Room,including information
Register for eDelivery to:                                          about duplicating fee charges,by calling 202-942-8090 or
                                                                    800-732-0330,or by electronic request at the following e-mail
o  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge,upon request,from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site,AIMinvestments.com. On the home page,scroll down and click on Proxy Policy. The information is also available on the SEC
o  save the documents to your personal computer or print them out   Web site,sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30,2007, is available at our Web site. Go to AIMinvestments.com,access the
It's easy. Just follow these simple steps:                          About Us tab,click on Required Notices and then click on Proxy
                                                                    Voting Activity. Next,select the Fund from the drop-down menu.
1. Log in to your account.                                          The information is also available on the SEC Web site,sec.gov.

2. Click on the "Service Center" tab.                               If used after January 20, 2008, this report must be accompanied by a Fund fact sheet or by an AIM Quarterly Performance Review
3. Select "Register for eDelivery" and complete the consent         for the most recent quarter-end. Mutual funds and
   process.                                                         exchange-traded funds distributed by A I M Distributors, Inc.

This AIM service is provided by AIM Investment Services,Inc.

                                                                    ITR-AR-1   A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

FIXED INCOME

                                AIM LIBOR Alpha Fund
                                Annual Report to Shareholders - October 31, 2007

Short-Term Taxable Investment Grade

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   13
Notes to Financial Statements ...   16
Financial Highlights ............   24
Auditor's Report ................   27
Fund Expenses ...................   28
Approval of Advisory Agreement ..   29             [COVER GLOBE IMAGE]
Tax Information .................   31
Trustees and Officers ...........   32

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM LIBOR Alpha Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
  Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         IN CONCLUSION

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM LIBOR Alpha Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
  Bruce L. Crockett      of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.
                         Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in 2005.
                         For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM LIBOR Alpha Fund

Management's discussion of Fund performance                                               political conditions, monetary policy and
                                                                                          emerging market trends. Factors we take
=======================================================================================   into consideration in selecting an
PERFORMANCE SUMMARY                                                                       individual security for the portfolio
                                                                                          include cash flow coverage, revenue
For the fiscal year ended October 31, 2007, Class A Shares of AIM LIBOR Alpha Fund,       growth, stability of credit ratings and
excluding applicable sales charges, underperformed the Fund's broad market and            business margin conditions.
style-specific indexes. The majority of this underperformance came from the Fund's
exposure to mortgage-related sectors, such as asset-backed, mortgage-backed and              We will consider selling a particular
commercial mortgage-backed securities.                                                    security when there is a change in risk
                                                                                          factors relative to its potential return.
FUND VS. INDEXES
                                                                                          Market conditions and your Fund
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales charges
were included, returns would be lower.                                                    The U.S. economy unexpectedly accelerated
                                                                                          in the third quarter of 2007 driven by
Class A Shares                                                       4.52%                increases in exports, consumer spending
Class C Shares                                                       4.27                 and business investment that more than
Class R Shares                                                       4.26                 offset the dampening effect of the
Lehman Brothers U.S. Aggregate Bond Index* (Broad Market Index)      5.38                 correction in the U.S. housing market.
U.S. Three-Month LIBOR* (Style-Specific Index)                       5.47                 Preliminary data showed gross domestic
Lipper Short Investment Grade Bond Funds Index* (Peer Group Index)   4.50                 product (GDP) grew at an annualized rate
SOURCE: *LIPPER INC.                                                                      of 4.9%, following a 3.8% growth rate in
=======================================================================================   the second quarter and a 0.6% rate in the
                                                                                          first quarter.(1) The Consumer Price Index
How we invest                                call options, futures contracts and          (CPI), a measure of inflation increased to
                                             forward currency contracts.                  2.8% in September from 2.0% in the
AIM LIBOR Alpha Fund's objective is to                                                    previous month.(2) Gasoline prices were
provide total return. The Fund seeks to         In constructing the Fund's portfolio,     the primary cause of an increase in the
meet this objective by attempting to         we employ both top-down and bottom-up        12-month annual rate of CPI.(2)
exceed the return of the U.S. Three-Month    analysis. Top-down analysis takes into
LIBOR.                                       account general economic and market trends      Since this summer, global financial
                                             while bottom-up analysis involves an         markets have experienced a period of
   We invest in a diversified portfolio of   evaluation of securities on an individual    significant volatility. Investors
domestic and foreign government and          basis. Our goal is to outperform the         witnessed widespread risk repricing after
corporate debt securities, including         Fund's style-specific index through an       a prolonged period of exceptionally benign
securities of emerging markets. We may       analysis of a variety of alpha sources       financial conditions. After making
also invest in structured securitized debt   (specific factors affecting the return on    headlines in the earlier part of 2007,
securities, such as asset-backed             investments relative to a benchmark),        U.S. subprime lending problems have been
securities and both residential and          including high yield, emerging market,       back in the news since the start of the
commercial mortgage-backed securities. In    country and currency risk.                   summer.
managing the portfolio, we may use
synthetic and derivative instruments, such      We also will consider macro-economic         A combination of credit risk repricing,
as swaps (including interest rate,           and sector level factors such as economic    a heavy corporate debt calendar and
currency, total return and credit default    or                                           subprime contagion have caused credit
swaps), put and                                                                           spreads to widen and have dramatically
                                                                                          reduced liquidity.
                                                                                                                         (continued)

==========================================   ==========================================   ==========================================

   PORTFOLIO COMPOSITION                        TOP 10 FIXED-INCOME ISSUERS*                 TOTAL NET ASSETS

By industry                                   1. Countrywide Financial Corp.        5.5%  Total Net Assets            $43.81 million
Collateralized Mortgage Obligations   21.7%   2. iStar Financial Inc.               4.6
Other Diversified Financial                   3. Saxon Asset Securities Trust       4.0   Total Number of Holdings*               71
Services                              13.4    4. Wells Fargo Home Equity Trust      3.0
Asset-Backed Securities-Consumer              5. Toyota Motor Credit Corp.          3.4   The Fund's holdings are subject to change,
Receivables                           12.6    6. U.S. Mortgage-Backed Securities    3.0   and there is no assurance that the Fund
Consumer Finance                       5.6    7. Wells Fargo Mortgage Backed              will continue to hold any particular
Thrifts & Mortgage Finance             5.5       Securities Trust                   3.0   security.
Mortgage Real Estate Investment               8. Freddie Mac REMIC                  2.7
Trusts                                 4.6    9. Canadian Government (Canada)       2.4   *  Excluding money market fund holdings.
Sovereign Debt                         4.6   10. Centex Corp.                       2.3
Other Industries, Each with Less
Than 3% of Total Net Assets           30.5
Money Market Funds Plus Other
Assets Less Liabilities                1.5

==========================================   ==========================================   ==========================================

AIM LIBOR Alpha Fund

   Consequently, the Federal Reserve Board   WITH MORE EFFECTIVE WAY TO EMPLOY THE        ALTHOUGH HISTORICAL PERFORMANCE IS NO
(the Fed) added liquidity to the market by   FUND'S CASH FOR DURATION MANAGEMENT          GUARANTEE OF FUTURE RESULTS, THESE
cutting the discount interest rate by        PURPOSES VERSUS BUYING ACTUAL BONDS.         INSIGHTS MAY HELP YOU UNDERSTAND OUR
one-half percent on August 17, 2007.(3) In                                                INVESTMENT MANAGEMENT PHILOSOPHY.
addition, on September 18, the Fed lowered      Throughout the reporting period, the
its benchmark federal funds rate by          majority of our bond exposure was in            See important Fund and index
one-half percent to 4.75%, which was the     corporate and asset-backed securities           disclosures later in this report.
first Fed rate cut of this rate in four      paying both fixed and floating rates of
years.(3) Then, 43 days later, on October    interest. In the corporate bond sector, we              Brendan D. Gau
31, the Fed cut federal funds rate to 4.5%   were primarily focused on investment-grade     [GAU     Chartered Financial Analyst,
demonstrating its intent to further          corporate bonds, with a small allocation      PHOTO]    portfolio manager, is lead
promote moderate economic growth and to      to the high yield sector. The repricing in              manager of AIM LIBOR Alpha
minimize disruptions in financial            credit markets, including corporate bond     Fund. He joined AIM in 1996 as a portfolio
markets.(3)                                  sectors, began in February 2007 in           analyst for fixed-income securities and
                                             response to the problems associated with     has also served as a fixed-income and
   The U.S. Treasury yield curve steepened   the U.S. subprime mortgage market.           foreign currency trader. He earned a B.A.
by the end of October in response to the     Recovering from market turbulence by the     degree in mathematics, physics and
Fed's actions to provide liquidity and       end of May, credit markets started to sell   economics from Rice University.
reduce market turbulence. The rising         off again in the second half of June. As
liquidity preference and the flight to       the turbulence in credit markets prompted               Chuck Burge
safety resulted in a significant demand      a flight to safety and liquidity demand,      [BURGE    Senior portfolio manager, is
for money market funds, which in turn        investment-grade and high yield corporate     PHOTO]    co-manager of AIM LIBOR Alpha
increased the downward pressure on the       bonds underperformed government-related                 Fund. Mr. Burge began his
U.S. Treasury yields, particularly in the    securities, which negatively affected the    investment career in 1994, serving as an
U.S. Treasury bill market. Bond yields and   Fund's relative performance.(5)              analyst and assistant portfolio manager
prices move in opposite directions.                                                       before joining Invesco Ltd.'s Fixed Income
                                                In the securitized sector, we were        division in 2002. He earned a B.S. degree
   We began this reporting period with a     invested in mortgage-backed (MBS),           from Texas A&M University and an M.B.A.
lot of uncertainties over economic growth    asset-backed (ABS) and commercial            from Rice University.
in the U.S. and a wide divergence of views   mortgage-backed securities (CMBS). In the
as to whether the Fed would cut interest     wake of the negative news concerning                    Jan H. Friedli
rates or raise them in 2007. Reflective of   subprime loans, market liquidity for         [FRIEDLI   Senior portfolio manager, is
our belief that the Fed would ease           mortgage-related securities and other         PHOTO]    co-manager of AIM LIBOR Alpha
monetary policy later in 2007 to promote     structured products rapidly diminished.                 Fund. Mr. Friedli began his
moderate growth and to forestall some of     Concurrently, general risk aversion drove    investment career in 1990 and joined AIM
the adverse effects of tightening credit     more investors away from the securitized     in 1999. Mr. Friedli graduated cum laude
conditions, we tactically traded duration    assets, leading to the underperformance of   from Villanova University with a B.S. in
focusing on the shorter end of the yield     mortgage-related bonds relative to U.S.      computer science before earning an M.B.A.
curve. As the period progressed, almost      Treasury securities. As a result, the        with honors from the University of
all government bond yields dropped,          Fund's positions in securitized segments     Chicago.
affected by the flight to the relative       of the bond market detracted from returns.
safety of government securities and                                                                  Mark Gilley
surging liquidity demand associated with        Thank you for sharing our long-term        [GILLEY   Chartered Financial Analyst,
the deteriorating situation in the U.S.      investment horizon and for your continued     PHOTO]    portfolio manager, is
housing market.(4) This drop more than       investment in AIM LIBOR Alpha Fund                      co-manager of AIM LIBOR Alpha
offset an upward move in bond yields                                                      Fund. Mr. Gilley began his investment
during the first few months of the fiscal    Sources: (1)Bureau of Economic Analysis;     career in 1992 and joined AIM in 1996. He
year.(5) As declining yields sent bond       (2)Bureau of Labor Statistics; (3)U.S.       earned his bachelor of business
prices upward, with a more pronounced        Federal Reserve; (4)U.S. Treasury;           administration degree in marketing from
impact on shorter maturity issues, our       (5)Lehman Brothers Inc.                      The University of Texas at Austin and an
tactical duration management helped to                                                    M.B.A. from the University of Missouri at
mitigate the Fund's interest rate exposure   THE VIEWS AND OPINIONS EXPRESSED IN          Kansas City.
and positively contributed to performance.   MANAGEMENT'S DISCUSSION OF FUND
                                             PERFORMANCE ARE THOSE OF A I M ADVISORS,     Assisted by the Taxable Investment Grade
   WE USED U.S. TREASURY AND OTHER           INC. THESE VIEWS AND OPINIONS ARE SUBJECT    Bond Team
GOVERNMENT BOND FUTURES, SUCH AS EURO-BOND   TO CHANGE AT ANY TIME BASED ON FACTORS
FUTURES AND JAPAN'S BOND FUTURES TO MANAGE   SUCH AS MARKET AND ECONOMIC CONDITIONS.
THE DURATION OF THE FUND'S PORTFOLIO AND     THESE VIEWS AND OPINIONS MAY NOT BE RELIED
REDUCE ITS INTEREST RATE SENSITIVITY         UPON AS INVESTMENT ADVICE OR
WITHOUT ALTERING THE PORTFOLIO'S BOND        RECOMMENDATIONS, OR AS AN OFFER FOR A
STRUCTURE. WE BELIEVE THAT FUTURES           PARTICULAR SECURITY. THE INFORMATION IS
CONTRACTS PROVIDE US                         NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
                                             ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
                                             THE FUND. STATEMENTS OF FACT ARE FROM
                                             SOURCES CONSIDERED RELIABLE, BUT A I M
                                             ADVISORS, INC. MAKES NO REPRESENTATION OR
                                             WARRANTY AS TO THEIR COMPLETENESS OR
                                             ACCURACY.

AIM LIBOR Alpha Fund

Your Fund's long-term performance


Past performance cannot guarantee
comparable future results.

   The data shown in the chart include
reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/06

             AIM LIBOR         AIM LIBOR         AIM LIBOR      LEHMAN BROTHERS                              LIPPER SHORT
             ALPHA FUND        ALPHA FUND        ALPHA FUND      U.S. AGGREGATE           U.S.             INVESTMENT GRADE
  DATE    -CLASS A SHARES   -CLASS C SHARES   -CLASS R SHARES    BOND INDEX(1)    THREE-MONTH LIBOR(1)   BOND FUNDS INDEX(1)

3/31/06        $ 9750            $10000            $10000            $10000              $10000                 $10000
   4/06          9809             10069             10069              9982               10038                  10031
   5/06          9810             10058             10058              9971               10084                  10047
   6/06          9805             10060             10050              9992               10128                  10063
   7/06          9842             10086             10086             10127               10175                  10138
   8/06          9840             10092             10082             10283               10222                  10212
   9/06          9867             10108             10108             10373               10266                  10268
  10/06          9926             10166             10166             10441               10314                  10314
  11/06         10004             10244             10244             10563               10360                  10375
  12/06         10054             10304             10293             10501               10404                  10382
   1/07         10105             10344             10344             10497               10454                  10408
   2/07         10157             10394             10394             10659               10497                  10494
   3/07         10216             10453             10453             10659               10543                  10532
   4/07         10257             10492             10492             10717               10591                  10573
   5/07         10329             10564             10564             10635               10638                  10559
   6/07         10379             10623             10612             10604               10683                  10587
   7/07         10326             10556             10556             10692               10733                  10651
   8/07         10263             10500             10490             10823               10781                  10664
   9/07         10346             10583             10572             10906               10828                  10754
  10/07         10373             10600             10600             11004               10879                  10778

====================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.

AIM LIBOR Alpha Fund

==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable sales   As of 9/30/07, the most recent calendar
charges                                      quarter-end, including applicable sales
                                             charges
CLASS A SHARES
Inception (3/31/06)                   2.33%  CLASS A SHARES
 1 Year                               1.95   Inception (3/31/06)                   2.28%
                                              1 Year                               2.26
CLASS C SHARES
Inception (3/31/06)                   3.74%  CLASS C SHARES
 1 Year                               4.27   Inception (3/31/06)                   3.85%
                                              1 Year                               4.69
CLASS R SHARES
Inception (3/31/06)                   3.74%  CLASS R SHARES
 1 Year                               4.26   Inception (3/31/06)                   3.78%
                                              1 Year                               4.58
==========================================
                                             ==========================================
THE PERFORMANCE DATA QUOTED REPRESENT PAST
PERFORMANCE AND CANNOT GUARANTEE                CLASS A SHARE PERFORMANCE REFLECTS THE
COMPARABLE FUTURE RESULTS; CURRENT           MAXIMUM 2.50% SALES CHARGE. CLASS C SHARES
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   DO NOT HAVE A FRONT-END SALES CHARGE OR A
VISIT AIMINVESTMENTS.COM FOR THE MOST        CDSC; THEREFORE, PERFORMANCE QUOTED IS AT
RECENT MONTH-END PERFORMANCE. PERFORMANCE    NET ASSET VALUE. CLASS R SHARES DO NOT
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    HAVE A FRONT-END SALES CHARGE; RETURNS
CHANGES IN NET ASSET VALUE AND THE EFFECT    SHOWN ARE AT NET ASSET VALUE AND DO NOT
OF THE MAXIMUM SALES CHARGE UNLESS           REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
OTHERWISE STATED.                            ON A TOTAL REDEMPTION OF RETIREMENT PLAN
                                             ASSETS WITHIN THE FIRST YEAR.
   INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN      THE PERFORMANCE OF THE FUND'S SHARE
OR LOSS WHEN YOU SELL SHARES. THE NET        CLASSES WILL DIFFER PRIMARILY DUE TO
ANNUAL FUND OPERATING EXPENSE RATIO SET      DIFFERENT SALES CHARGE STRUCTURES AND
FORTH IN THE MOST RECENT FUND PROSPECTUS     CLASS EXPENSES.
AS OF THE DATE OF THIS REPORT FOR CLASS A,
CLASS C AND CLASS R SHARES WAS 0.87%,           HAD THE ADVISOR NOT WAIVED FEES AND/OR
1.12% AND 1.12%, RESPECTIVELY.(1) THE        REIMBURSED EXPENSES PERFORMANCE WOULD HAVE
TOTAL ANNUAL FUND OPERATING EXPENSE RATIO      BEEN LOWER.
SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT     (1) Total annual operating expenses less
FOR CLASS A, CLASS C AND CLASS R SHARES         any contractual fee waivers and/or
WAS 1.66%, 2.41% AND 1.91%, RESPECTIVELY.       expense reimbursements by the advisor
THE EXPENSE RATIOS PRESENTED ABOVE MAY          in effect through at least June 30,
VARY FROM THE EXPENSE RATIOS PRESENTED IN       2008. See current prospectus for more
OTHER SECTIONS OF THIS REPORT THAT ARE          information.
BASED ON EXPENSES INCURRED DURING THE
PERIOD COVERED BY THIS REPORT.
                                                                                          ==========================================

                                                                                          FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.

                                                                                          ==========================================


AIM LIBOR Alpha Fund

AIM LIBOR ALPHA FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          typically noninvestment-grade and involve    o The LIPPER SHORT INVESTMENT GRADE BOND
                                             a greater risk of default on interest and    FUNDS INDEX is an equally weighted
o Class R shares are available only to       principal payments and of price changes      representation of the largest funds in the
certain retirement plans. Please see the     due to the changes in the credit quality     Lipper Short Investment Grade Bond Funds
prospectus for more information.             of the issuer.                               category. These funds invest primarily in
                                                                                          investment grade debt issues with
Principal risks of investing in the Fund     o Interest rate risk refers to the risk      dollar-weighted average maturities of less
                                             that bond prices generally fall as           than three years.
o Due to increased levels of market          interest rates rise; conversely, bond
volatility we more frequently repositioned   prices generally rise as interest rates      o A direct investment cannot be made in an
the Fund's duration, credit, country and     fall.                                        index. Unless otherwise indicated, index
currency exposures. This repositioning                                                    results include reinvested dividends, and
resulted in elevated levels of portfolio     o The Fund may use enhanced investment       they do not reflect sales charges.
turnover as we implemented various           techniques such as leveraging and            Performance of an index of funds reflects
strategies in our attempt to provide         derivatives. Leveraging entails risks such   fund expenses; performance of a market
better returns.                              as magnifying changes in the value of the    index does not.
                                             portfolio's securities. Derivatives are
o Credit risk is the risk of loss on an      subject to counter-party risk--the risk      Other information
investment due to the deterioration of an    that the other party will not complete the
issuer's financial health. Such a            transaction with the Fund.                   o The returns shown in the management's
deterioration of financial health may                                                     discussion of Fund performance are based
result in a reduction of the credit rating   o There is no guarantee that the             on net asset values calculated for
of the issuer's securities and may lead to   investment techniques and risk analyses      shareholder transactions. Generally
the issuer's inability to honor its          used by the Fund's portfolio managers will   accepted accounting principles require
contractual obligations, including making    produce the desired results.                 adjustments to be made to the net assets
timely payment of interest and principal.                                                 of the Fund at period end for financial
                                             o The prices of securities held by the       reporting purposes, and as such, the net
o The Fund is subject to currency/exchange   Fund may decline in response to market       asset values for shareholder transactions
rate risk because it may buy or sell         risks.                                       and the returns based on those net asset
currencies other than the U.S. dollar.                                                    values may differ from the net asset
                                             o The Fund may invest in mortgage- and       values and returns reported in the
o Investing in developing countries can      asset-backed securities. These securities    Financial Highlights.
add additional risk, such as high rates of   are subject to prepayment or call risk,
inflation or sharply devalued currencies     which is the risk that payments from the     o Industry classifications used in this
against the U.S. dollar. Transaction costs   borrower may be received earlier or later    report are generally according to the
are often higher, and there may be delays    than expected due to changes in the rate     Global Industry Classification Standard,
in settlement procedures.                    at which the underlying loans are prepaid.   which was developed by and is the
                                                                                          exclusive property and a service mark of
o Foreign securities have additional         About indexes used in this report            Morgan Stanley Capital International Inc.
risks, including exchange rate changes,                                                   and Standard & Poor's.
political and economic upheaval, the         o The LEHMAN BROTHERS U.S. AGGREGATE BOND
relative lack of information, relatively     INDEX covers U.S. investment-grade           o The Chartered Financial Analyst
low market liquidity, and the potential      fixed-rate bonds with components for         --REGISTERED TRADEMARK-- (CFA
lack of strict financial and accounting      government and corporate securities,         --REGISTERED TRADEMARK--) designation is a
controls and standards.                      mortgage pass-throughs, and asset-backed     globally recognized standard for measuring
                                             securities.                                  the competence and integrity of investment
o Lower rated securities may be more                                                      professionals.
susceptible to real or perceived adverse     o The U.S. THREE-MONTH LIBOR (LONDON
economic and competitive industry            INTERBANK OFFERED RATE) is an average rate
conditions, and may be less liquid than      derived from the quotations provided by
higher grade securities. The loans in        the banks determined by the British
which the Fund may invest are                Bankers' Association for a 3-month deposit
                                             in U.S. Dollars during a given month.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 EASBX
                                                                                          Class C Shares                 CESBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                 RESBX

AIMINVESTMENTS.COM                                                                        ==========================================

AIM LIBOR Alpha Fund

SCHEDULE OF INVESTMENTS(A)

October 31, 2007


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-47.66%

ALUMINUM-0.67%

Asia Aluminum Holdings Ltd., Sr. Sec. Notes,
  8.00%, 12/23/11 (Acquired 10/16/07; Cost
  $294,000)(b)(c)                              $  300,000   $   293,250
=======================================================================

AUTO PARTS & EQUIPMENT-2.28%

Johnson Controls, Inc., Sr. Floating Rate
  Notes, 5.59%, 01/17/08(c)(d)                  1,000,000     1,000,593
=======================================================================

CONSUMER FINANCE-5.63%

GMAC LLC, Sr. Unsec. Unsub. Floating Rate
  Global Notes, 6.61%, 05/15/09(c)(d)           1,000,000       975,260
-----------------------------------------------------------------------
Toyota Motor Credit Corp.-Series 380, Unsec.
  Unsub. Medium Term Euro Notes, 6.75%,
  09/21/09(c)                                   2,000,000     1,490,323
=======================================================================
                                                              2,465,583
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.57%

Broadridge Financial Solutions Inc., Sr.
  Unsec. Notes, 6.13%, 06/01/17(c)                260,000       249,553
=======================================================================

DEPARTMENT STORES-0.55%

Kohls Corp., Sr. Unsec. Global Notes, 6.88%,
  12/15/37(c)                                     235,000       239,070
=======================================================================

DISTILLERS & VINTNERS-0.64%

Diageo Capital PLC (United Kingdom), Unsec.
  Gtd. Unsub. Global Notes, 5.75%,
  10/23/17(c)                                     280,000       279,532
=======================================================================

DIVERSIFIED BANKS-2.81%

Banco Mercantil del Norte S.A. (Mexico),
  Unsec. Sub. Bonds, 6.86%, 10/13/21
  (Acquired 10/15/07; Cost $298,035)(b)(c)        300,000       300,705
-----------------------------------------------------------------------
Bancolombia S.A. (Colombia), Unsec. Sub. Euro
  Bonds, 6.88%, 05/25/17(c)                       300,000       292,500
-----------------------------------------------------------------------
HSBC America Capital Trust II, Gtd. Trust
  Pfd. Capital Securities, 8.38%, 05/15/27
  (Acquired 10/31/07; Cost $634,400)(b)(c)(e)     610,000       638,219
=======================================================================
                                                              1,231,424
=======================================================================

ELECTRIC UTILITIES-0.69%

Majapahit Holding B.V. (Netherlands), Sr.
  Unsec. Gtd. Unsub. Notes, 7.25%, 06/28/17
  (Acquired 10/15/07; Cost $299,850)(b)(c)        300,000       304,590
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


ELECTRICAL COMPONENTS & EQUIPMENT-1.08%

NXP B.V./NXP Funding LLC (Netherlands), Sr.
  Sec. Gtd. Floating Rate Global Notes,
  8.11%, 10/15/13(c)(d)                        $  500,000   $   475,000
=======================================================================

FOOD RETAIL-0.45%

Tesco PLC (United Kingdom), Notes, 6.15%,
  11/15/37 (Acquired 10/29/07; Cost
  $198,910)(b)(c)                                 200,000       197,104
=======================================================================

HEALTH CARE EQUIPMENT-0.70%

Covidien International Finance S.A., Sr.
  Unsec. Gtd. Unsub. Notes, 6.00%, 10/15/17
  (Acquired 10/17/07; Cost $299,781)(b)(c)        300,000       304,656
=======================================================================

HEALTH CARE FACILITIES-1.31%

Impress Holdings B.V. (Netherlands), Sr. Sec.
  Gtd. Floating Rate Bonds, 8.49%, 09/15/13
  (Acquired 09/15/06; Cost $575,000)(b)(c)(d)     575,000       574,859
=======================================================================

HOME IMPROVEMENT RETAIL-2.26%

Home Depot, Inc. (The), Sr. Unsec. Unsub.
  Floating Rate Global Notes, 5.49%,
  12/16/09(c)(d)                                1,000,000       988,188
=======================================================================

HOMEBUILDING-2.30%

Centex Corp., Sr. Unsec. Notes, 4.88%,
  08/15/08(c)                                   1,035,000     1,006,092
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.46%

Goldman Sachs Group Inc., Jr. Sub. Global
  Notes, 6.75%, 10/01/37(c)                       200,000       202,394
=======================================================================

MORTGAGE REIT'S-4.58%

iStar Financial Inc.,
  Sr. Unsec. Floating Rate Notes, 5.75%,
  03/03/08(c)(d)                                1,000,000       996,310
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.00%, 03/15/08(c)          1,000,000     1,009,740
=======================================================================
                                                              2,006,050
=======================================================================

MULTI-UTILITIES-1.61%

American Water Capital Corp., Bonds, 6.59%,
  10/15/37 (Acquired 10/16/07; Cost
  $470,000)(b)(c)                                 470,000       479,015
-----------------------------------------------------------------------
PSEG Energy Holdings LLC, Sr. Unsec. Global
  Notes, 8.63%, 02/15/08(c)                       224,000       227,640
=======================================================================
                                                                706,655
=======================================================================

AIM LIBOR Alpha Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-11.16%

BankAmerica Capital II-Series 2, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities,
  8.00%, 12/15/26(c)                           $  370,000   $   385,721
-----------------------------------------------------------------------
Capmark Financial Group Inc., Sr. Unsec. Gtd.
  Floating Rate Notes, 6.01%, 05/10/10
  (Acquired 10/02/07; Cost $931,250)(b)(c)(d)   1,000,000       935,980
-----------------------------------------------------------------------
Countrywide Home Loans, Inc.-Series L, Unsec.
  Gtd. Unsub. Medium Term Global Notes,
  3.25%, 05/21/08(c)                            1,000,000       951,620
-----------------------------------------------------------------------
JPM Chase Capital XXI-Series U, Jr. Sub. Gtd.
  Floating Rate Global Bonds, 6.31%,
  02/02/37(c)(d)                                  800,000       710,909
-----------------------------------------------------------------------
JPM Chase Capital XXIII, Jr. Sub. Gtd.
  Floating Rate Global Notes, 6.36%,
  05/15/47(c)(d)                                  750,000       660,202
-----------------------------------------------------------------------
Lazard Group, Sr. Unsec. Global Notes, 6.85%,
  06/15/17(c)                                     385,000       385,585
-----------------------------------------------------------------------
NB Capital Trust II, Gtd. Sub. Trust Pfd.
  Capital Securities, 7.83%, 12/15/26(c)          545,000       568,626
-----------------------------------------------------------------------
TNK-BP Finance S.A.-Series 2, Gtd. Medium
  Term Euro Notes, 7.50%, 07/18/16 (Acquired
  10/15/07; Cost $291,375)(b)(c)                  300,000       291,915
=======================================================================
                                                              4,890,558
=======================================================================

PAPER PRODUCTS-0.44%

Mercer International Inc., Sr. Unsec. Global
  Notes, 9.25%, 02/15/13(c)                       200,000       194,000
=======================================================================

RESTAURANTS-0.80%

YUM! Brands Inc., Sr. Unsec. Global Notes,
  6.88%, 11/15/37(c)                              350,000       349,916
=======================================================================

SPECIALTY PROPERTIES-1.14%

HCP Inc., Sr. Unsec. Medium Term Notes,
  6.70%, 01/30/18(c)                              500,000       498,575
=======================================================================

THRIFTS & MORTGAGE FINANCE-5.53%

Countrywide Financial Corp.,-Series A,
  Unsec. Gtd. Unsub. Floating Rate Medium
  Term Notes, 5.53%, 12/19/07(c)(d)             1,500,000     1,473,900
-----------------------------------------------------------------------
  Gtd. Floating Rate. Medium Term Notes,
  5.63%, 12/19/08(c)(d)                         1,000,000       949,250
=======================================================================
                                                              2,423,150
=======================================================================
    Total Bonds & Notes (Cost $21,027,973)                   20,880,792
=======================================================================

ASSET-BACKED SECURITIES-38.55%

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-12.64%

Long Beach Mortgage Loan Trust-Series 2006-7,
  Class 2A1, Floating Rate Pass Through
  Ctfs., 4.92%, 08/25/36(c)(d)                    536,095       530,586
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

ASSET-BACKED SECURITIES-CONSUMER RECEIVABLES-(CONTINUED)

Morgan Stanley ABS Capital I-Series 2005-HE4,
  Class A2B, Floating Rate Pass Through
  Ctfs., 5.11%, 07/25/35(c)(d)                 $  130,788   $   130,566
-----------------------------------------------------------------------
Residential Asset Securities Corp.-Series
  2007 KS4, Class A1, Floating Rate Pass
  Through Ctfs., 4.97%, 05/25/37(c)(d)            881,831       872,588
-----------------------------------------------------------------------
Saxon Asset Securities Trust,
  -Series 2004-2, Class MV3, Floating Rate
  Pass Through Ctfs., 6.14%, 08/25/35(c)(d)     1,000,000       907,109
-----------------------------------------------------------------------
  -Series 2007-2, Class A2A, Floating Rate
  Pass Through Ctfs., 4.97%, 05/25/47(c)(d)       874,548       862,560
-----------------------------------------------------------------------
Soundview Home Equity Loan Trust- Series
  2006-OPT5, Class M1, Floating Rate Pass
  Through Ctfs., 5.12%, 07/25/36(c)(d)            750,000       668,523
-----------------------------------------------------------------------
Structured Asset Securities Corp.-Series
  2007-EQ1, Class A2, Floating Rate Pass
  Through Ctfs., 4.96%, 03/25/37(c)(d)            877,833       861,412
-----------------------------------------------------------------------
Wells Fargo Home Equity Trust-Series 2006-3,
  Class A1, Floating Rate Pass Through Ctfs.,
  4.92%, 01/25/37(c)(d)                           714,811       705,562
=======================================================================
                                                              5,538,906
=======================================================================

ASSET-BACKED SECURITIES- MANUFACTURED
  HOUSING-0.44%

Vanderbilt Mortgage Finance,
  -Series 2002-B, Class A4, Pass Through
  Ctfs., 5.84%, 02/07/26(c)                        80,000        81,550
-----------------------------------------------------------------------
  -Series 2002-C, Class A4, Pass Through
  Ctfs., 6.57%, 08/07/24(c)                       105,000       109,827
=======================================================================
                                                                191,377
=======================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS-21.71%

Banc Of America Mortgage Securities-Series
  2004-D, Class 2A2, Pass Through Ctfs.,
  4.20%, 05/25/34(c)                            1,013,193     1,001,834
-----------------------------------------------------------------------
BNC Mortgage Loan Trust-Series 2007-2, Class
  A2, Floating Rate Pass Through Ctfs.,
  4.97%, 05/25/37(c)(d)                           893,286       876,047
-----------------------------------------------------------------------
Countrywide Asset-Backed Certificates- Series
  2007-BC2, Class 2A1, Floating Rate Pass
  Through Ctfs., 4.96%, 06/25/37(c)(d)            724,354       712,738
-----------------------------------------------------------------------
Fannie Mae REMIC-Series 2003-112, Class FA,
  Floating Rate Pass Through Ctfs., 5.37%,
  01/25/28(c)(d)                                  868,655       868,533
-----------------------------------------------------------------------
Fannie Mae Whole Loan-Series 2004-W5, Class
  F1, Floating Rate Pass Through Ctfs.,
  5.32%, 02/25/47(c)(d)                           398,777       400,715
-----------------------------------------------------------------------

AIM LIBOR Alpha Fund


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-(CONTINUED)

Freddie Mac REMIC,
  -Series 2399, Class XF, Floating Rate Pass
  Through Ctfs., 6.04%, 01/15/32(c)(d)         $  464,019   $   470,361
-----------------------------------------------------------------------
  -Series 2470, Class JF, Floating Rate Pass
  Through Ctfs., 6.09%, 12/15/31(c)(d)            693,177       712,554
-----------------------------------------------------------------------
GS Mortgage Securities Corp. II-Series
  2007-EOP, Class J, Floating Rate Pass
  Through Ctfs., 5.97%, 03/06/20 (Acquired
  06/01/07; Cost $225,000)(b)(c)(d)               225,000       220,272
-----------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage
  Securities Corp.-Series 2005-FL1A, Class
  A1, Floating Rate Pass Through Ctfs.,
  5.20%, 02/15/19 (Acquired 05/31/06; Cost
  $21,670)(b)(c)(d)                                22,112        22,110
-----------------------------------------------------------------------
Morgan Stanley ABS Capital I-Series 2007-NC2,
  Class A2A, Floating Rate Pass Through
  Ctfs., 4.98%, 02/25/37(c)(d)                    835,758       823,520
-----------------------------------------------------------------------
Nissan Auto Receivables Owner Trust-Series
  2006-B, Class A3, Pass Through Ctfs.,
  5.16%, 02/15/10(c)                              755,708       756,272
-----------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan
  Trust,
  -Series 2004-1, Class 3A1, Pass Through
  Ctfs., 7.47%, 02/25/34(c)                       218,920       221,678
-----------------------------------------------------------------------
  -Series 2005-11, Class 1A1, Pass Through
  Ctfs., 5.44%, 05/25/35(c)                       207,175       207,300
-----------------------------------------------------------------------
Wells Fargo Home Equity Trust-Series 2007-2,
  Class A1, Floating Rate Pass Through Ctfs.,
  4.96%, 04/25/37(c)(d)                           922,087       910,651
-----------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities
  Trust,- Series 2004-S, Class A1, Pass
  Through Ctfs., 3.54%, 09/25/34(c)             1,326,198     1,305,901
=======================================================================
                                                              9,510,486
=======================================================================

CREDIT CARDS-2.71%

Bank of America Credit Card Trust-Series
  2006-C7, Class C7, Floating Rate Pass
  Through Ctfs., 5.32%, 03/15/12(c)(d)            500,000       492,575
-----------------------------------------------------------------------
MBNA Credit Card Master Note Trust- Series
  2005-C3, Class C, Floating Rate Pass
  Through Ctfs., 5.36%, 03/15/11(c)(d)            700,000       693,949
=======================================================================
                                                              1,186,524
=======================================================================

HOME EQUITY LOAN-1.05%

Countrywide Asset-Backed Certificates-Series
  2007-9, Class B, Floating Rate Pass Through
  Ctfs., 7.37%, 11/25/37 (Acquired 06/04/07;
  Cost $110,647)(b)(c)(d)                         140,000        19,963
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HOME EQUITY LOAN-(CONTINUED)

Securitized Asset Backed Receivables LLC-
  Series 2007-BR4, Class A2A, Floating Rate
  Pass Through Ctfs., 4.96%, 05/25/37(c)(d)    $  444,470   $   438,958
=======================================================================
                                                                458,921
=======================================================================
    Total Asset-Backed Securities (Cost
      $17,234,097)                                           16,886,214
=======================================================================
NON U.S. DOLLAR DENOMINATED BONDS &
  NOTES-4.60%(F)

AUSTRALIA-2.16%

Australian Government (Sovereign Debt)-
  Series 808, Bonds, 8.75%, 08/15/08(c)   AUD   1,000,000       946,152
=======================================================================

CANADA-2.44%

Canadian Government (Sovereign Debt)- Series
  WH31, Bonds, 6.00%, 06/01/08(c)     CAD       1,000,000     1,069,672
=======================================================================
    Total Non U.S. Dollar Denominated Bonds &
      Notes (Cost $1,919,928)                                 2,015,824
=======================================================================

                                                 SHARES
PREFERRED STOCKS-4.47%

ASSET MANAGEMENT & CUSTODY BANKS-2.23%

Auction Pass Through Trust Series 2007-T3,
  Class A, 8.25% Pfd. (Acquired 10/22/07;
  Cost $975,000)(b)(e)(g)                              13       975,665
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.24%

Auction Pass Through Trust Series 2007-T2,
  Class A, 5.49% Pfd. (Acquired 10/16/07;
  Cost $981,459)(b)(e)(g)                              13       983,403
=======================================================================
    Total Preferred Stocks (Cost $1,956,459)                  1,959,068
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. MORTGAGE BACKED SECURITIES-2.99%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.90%

Floating Rate Pass Through Ctfs., 6.52%,
  07/01/36(c)(d)                               $  808,932       829,711
=======================================================================

AIM LIBOR Alpha Fund

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.09%

Floating Rate Pass Through Ctfs., 5.17%,
  11/01/32(c)(d)                               $  473,602   $   479,184
=======================================================================
    Total U.S. Mortgage Backed Securities
      (Cost $1,296,892)                                       1,308,895
=======================================================================
U.S. GOVERNMENT AGENCY SECURITIES-0.23%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.23%

Unsec. Disc. Notes 4.46%, 12/24/07(h) (Cost
  $99,333)                                        100,000(i)      99,333
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL
                                                 AMOUNT        VALUE

                                                 SHARES        VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS-0.79%

Liquid Assets Portfolio-Institutional
  Class(j)                                        172,217   $   172,217
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(j)          172,217       172,217
=======================================================================
    Total Money Market Funds (Cost $344,434)                    344,434
=======================================================================
TOTAL INVESTMENTS-99.29% (Cost $43,879,116)                  43,494,560
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.71%                             312,349
=======================================================================
NET ASSETS-100.00%                                          $43,806,909
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ABS    - Asset Backed Security
AUD    - Australian Dollar
CAD    - Canadian Dollar
Ctfs.  - Certificates
Disc.  - Discounted
Gtd.   - Guaranteed
Jr.    - Junior
Pfd.   - Preferred
REIT   - Real Estate Investment Trust
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at October 31, 2007 was $6,541,706, which represented 14.93% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at October 31, 2007 was $41,091,725, which represented 93.80% of the Fund's Net Assets. See Note 1A.
(d) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2007.
(e) Security considered to be illiquid. The Fund is limited to investing 15 % of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at October 31, 2007 was $2,597,287, which represented 5.93% of the Fund's Net Assets.
(f) Foreign denominated security. Principal amount is denominated in currency indicated.
(g) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2007 was $1,959,068, which represented 4.47% of the Fund's Net Assets. See Note 1A.
(h) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 8.
(j) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LIBOR Alpha Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $43,534,682)        $43,150,126
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $344,434)                                   344,434
===========================================================
    Total investments (Cost $43,879,116)         43,494,560
===========================================================
Cash                                                296,013
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,255,746
-----------------------------------------------------------
  Variation margin                                   34,845
-----------------------------------------------------------
  Fund shares sold                                  285,844
-----------------------------------------------------------
  Dividends and interest                            364,730
-----------------------------------------------------------
  Fund expenses absorbed                              4,964
-----------------------------------------------------------
  Principal paydowns                                  4,918
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                5,089
-----------------------------------------------------------
Other assets                                          8,769
===========================================================
    Total assets                                 45,755,478
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,154,449
-----------------------------------------------------------
  Fund shares reacquired                            447,861
-----------------------------------------------------------
  Amount due custodian                                7,730
-----------------------------------------------------------
  Foreign currency contracts outstanding             92,877
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             6,080
-----------------------------------------------------------
Unrealized depreciation on swap agreements           80,983
-----------------------------------------------------------
Premiums received on swap agreements                 71,180
-----------------------------------------------------------
Accrued distribution fees                            13,053
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,365
-----------------------------------------------------------
Accrued transfer agent fees                           6,894
-----------------------------------------------------------
Accrued operating expenses                           66,097
===========================================================
    Total liabilities                             1,948,569
===========================================================
Net assets applicable to shares outstanding     $43,806,909
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $44,280,681
-----------------------------------------------------------
Undistributed net investment income                 442,520
-----------------------------------------------------------
Undistributed net realized gain (loss)             (304,411)
-----------------------------------------------------------
Unrealized appreciation (depreciation)             (611,881)
===========================================================
                                                $43,806,909
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $27,578,851
___________________________________________________________
===========================================================
Class C                                         $16,146,564
___________________________________________________________
===========================================================
Class R                                         $    19,602
___________________________________________________________
===========================================================
Institutional Class                             $    61,892
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,797,845
___________________________________________________________
===========================================================
Class C                                           1,637,617
___________________________________________________________
===========================================================
Class R                                               1,989
___________________________________________________________
===========================================================
Institutional Class                                   6,280
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      9.86
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $9.86 divided by
      97.50%)                                   $     10.11
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      9.86
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $      9.86
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $      9.86
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LIBOR Alpha Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Interest                                                      $2,627,243
------------------------------------------------------------------------
Dividends from affiliated money market funds                     210,506
========================================================================
    Total investment income                                    2,837,749
========================================================================

EXPENSES:

Advisory fees                                                    224,101
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    16,613
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         77,550
------------------------------------------------------------------------
  Class C                                                        177,306
------------------------------------------------------------------------
  Class R                                                          2,514
------------------------------------------------------------------------
Transfer agent fees -- A, C and R                                 44,061
------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  17
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         18,492
------------------------------------------------------------------------
Registration and filing fees                                      78,428
------------------------------------------------------------------------
Professional services fees                                        79,968
------------------------------------------------------------------------
Other                                                             40,836
========================================================================
    Total expenses                                               809,886
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                (345,373)
========================================================================
    Net expenses                                                 464,513
========================================================================
Net investment income                                          2,373,236
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                          (69,958)
------------------------------------------------------------------------
  Foreign currencies                                              69,514
------------------------------------------------------------------------
  Foreign currency contracts                                    (116,428)
------------------------------------------------------------------------
  Futures contracts                                              627,708
------------------------------------------------------------------------
  Swap agreements                                                127,502
========================================================================
                                                                 638,338
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         (627,283)
------------------------------------------------------------------------
  Foreign currencies                                              13,211
------------------------------------------------------------------------
  Foreign currency contracts                                     (73,812)
------------------------------------------------------------------------
  Futures contracts                                              (39,486)
------------------------------------------------------------------------
  Swap agreements                                                (83,850)
========================================================================
                                                                (811,220)
========================================================================
Net realized and unrealized gain (loss)                         (172,882)
========================================================================
Net increase in net assets resulting from operations          $2,200,354
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LIBOR Alpha Fund

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 2007 and the period March 31, 2006 (commencement date) to October 31, 2006

                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,373,236    $   920,642
----------------------------------------------------------------------------------------
  Net realized gain (loss)                                        638,338       (534,057)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)           (811,220)       199,339
========================================================================================
    Net increase in net assets resulting from operations        2,200,354        585,924
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (1,526,075)      (549,765)
----------------------------------------------------------------------------------------
  Class C                                                        (826,199)      (313,343)
----------------------------------------------------------------------------------------
  Class R                                                         (21,819)       (19,482)
----------------------------------------------------------------------------------------
  Institutional Class                                             (26,416)       (22,539)
========================================================================================
    Decrease in net assets resulting from distributions        (2,400,509)      (905,129)
========================================================================================
Share transactions-net:
  Class A                                                      (5,262,874)    33,155,600
----------------------------------------------------------------------------------------
  Class C                                                      (1,420,351)    17,781,875
----------------------------------------------------------------------------------------
  Class R                                                        (762,826)       777,650
----------------------------------------------------------------------------------------
  Institutional Class                                            (763,354)       820,549
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (8,209,405)    52,535,674
========================================================================================
    Net increase (decrease) in net assets                      (8,409,560)    52,216,469
========================================================================================

NET ASSETS:

  Beginning of year                                            52,216,469             --
========================================================================================
  End of year (including undistributed net investment income
    of $442,520 and $57,303, respectively)                    $43,806,909    $52,216,469
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM LIBOR Alpha Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM LIBOR Alpha Fund, formerly AIM Enhanced Short Bond Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM LIBOR Alpha Fund

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are generally declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

AIM LIBOR Alpha Fund


       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

       Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

       A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying an upfront payment and/or a fixed payment over the life of the agreement to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver the corresponding bonds, or other similar bonds issued by the same reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive an upfront payment and/or a fixed payment over the life of the agreement. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer the full notional value of the referenced obligation, and the Fund would receive the corresponding bonds or similar bonds issued by the same reference entity. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. Because the CDS is a bilateral agreement between Counterparties, the transaction can alternatively be settled by a cash payment in the case of a credit event.

       Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement

AIM LIBOR Alpha Fund

     are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payment. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.45%
--------------------------------------------------------------------
Next $4 billion                                               0.425%
--------------------------------------------------------------------
Over $5 billion                                               0.40%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and Invesco Institutional (N.A.), Inc., AIM pays Invesco Institutional (N.A.), Inc. 40% of the amount of AIM's compensation on sub-advised assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R and Institutional Class shares to 0.85%, 1.10%(after distribution fee waivers), 1.10% and 0.60% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $209,004 and reimbursed $27,385, $15,653, $444 and $17 of class level expenses of Class A, Class C, Class R and Institutional Class shares, respectively.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. ADI has contractually agreed to waive 0.50% of Rule 12b-1 plan fees on Class C shares through at least June 30, 2008. Pursuant to the Plans, for the year ended October 31, 2007, the Class A, Class C and Class R shares paid $77,550, $88,653 and $2,514, respectively after ADI waived plan fees of $88,653 for Class C shares.

AIM LIBOR Alpha Fund


    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $3,411 in front-end sales commissions from the sale of Class A shares and $46,196, $240 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            $283,701        $29,600,086       $(29,711,570)       $172,217       $105,449
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             283,701         29,600,086        (29,711,570)        172,217        105,057
=================================================================================================
  Total
    Investments
    in
    Affiliates     $567,402        $59,200,172       $(59,423,140)       $344,434       $210,506
_________________________________________________________________________________________________
=================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,217.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $5,149 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM LIBOR Alpha Fund

NOTE 7--FOREIGN CURRENCY CONTRACTS


                                       OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------
                                                                   CONTRACT TO                                 UNREALIZED
SETTLEMENT                                               --------------------------------       VALUE         APPRECIATION
DATE                                                           DELIVER            RECEIVE      10/31/07      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
12/04/07                                                 AUD    500,000      USD  443,175      $464,840         $(21,665)
---------------------------------------------------------------------------------------------------------------------------
12/04/07                                                 CAD    500,000      USD  502,185      529,720           (27,535)
---------------------------------------------------------------------------------------------------------------------------
12/04/07                                                 NZD  1,000,000      USD  753,200      768,420           (15,220)
---------------------------------------------------------------------------------------------------------------------------
12/04/07                                                 NZD    900,000      USD  663,120      691,577           (28,457)
===========================================================================================================================
  Total open foreign currency contracts                                                                         $(92,877)
===========================================================================================================================
CURRENCY ABBREVIATIONS:

AUD  - Australian Dollar                                                NZD
CAD  - Canadian Dollar                                                  USD

AUD  - New Zealand Dollar
CAD  - U.S. Dollar

NOTE 8--FUTURES CONTRACTS

On October 31, 2007, $99,360 principal amount of U.S. Government obligations were pledged as collateral to cover margin requirements for open futures contracts.


                                           OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                              NUMBER OF       MONTH/           VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       10/31/07       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       36        Dec-07/Long     $  3,864,375        $ 19,220
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       23        Dec-07/Short      (4,763,516)         (8,625)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      31        Dec-07/Short      (3,410,484)        (37,568)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Long Bonds                                         22        Dec-07/Short      (2,477,063)        (26,766)
==========================================================================================================================
                                                                                                               $(53,739)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 9--CREDIT DEFAULT SWAP AGREEMENTS


                                     OPEN CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NOTIONAL      UNREALIZED
                               REFERENCE              BUY/SELL     (PAY)/RECEIVE    EXPIRATION     AMOUNT      APPRECIATION
COUNTERPARTY                    ENTITY               PROTECTION     FIXED RATE         DATE        (000)      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
Financing Inc.                      United Parcel        Buy           (0.26)%       12/20/17      $  450        $   (969)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.                   CIT Group Inc.       Sell            3.15%        12/20/08       1,000           7,884
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.                    CDX. NA. HY 9       Sell            3.75%(a)     12/20/12       2,000          (2,740)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.                        MBIA Inc.       Sell            1.75%        12/20/08       1,000         (20,661)
----------------------------------------------------------------------------------------------------------------------------
Lehman Bros. Special
  Financing Inc.                 Tenet Healthcare       Sell            3.75%        12/20/08       1,000          (3,637)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International       AMBAC Financial Group, Inc.       Sell            5.10%        12/20/08         500          (2,343)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International       AMBAC Financial Group, Inc.       Sell            2.30%        12/20/08       1,000         (34,775)
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
  International       AMBAC Financial Group, Inc.       Sell            6.75%        12/20/08         500           5,788
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co.
  International PLC                     SLM Corp.       Sell            0.80%        09/20/08       2,000         (12,723)
----------------------------------------------------------------------------------------------------------------------------
UBS A.G.                        Pulte Homes, Inc.       Sell            4.20%        12/20/08       1,000             151
----------------------------------------------------------------------------------------------------------------------------
UBS A.G.                 Residential Capital, LLC       Sell            5.00%(b)     03/20/08       1,000         (16,958)
============================================================================================================================
  Total Credit
    Default Swap
    Agreements                                                                                                   $(80,983)
____________________________________________________________________________________________________________________________
============================================================================================================================



(a)  Unamortized premium at period-end of $29,870.


(b)  Unamortized premium at period-end of $41,310.

AIM LIBOR Alpha Fund

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended October 31, 2007 and the period March 31, 2006 (commencement date) to October 31, 2006 was as follows:

                                                                 2007         2006
------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,400,509    $905,129
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
---------------------------------------------------------------------------
Undistributed ordinary income                                   $   273,222
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation)--investments            (384,289)
---------------------------------------------------------------------------
Temporary book/tax differences                                       (4,562)
---------------------------------------------------------------------------
Capital loss carryforward                                          (358,143)
---------------------------------------------------------------------------
Shares of beneficial interest                                    44,280,681
===========================================================================
Total net assets                                                $43,806,909
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $274.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $202,129 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2014                                                  $358,143
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $98,485,652 and $105,566,392, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $ 250,538
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (635,101)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                        $(384,563)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $43,879,123.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of credit default swaps, foreign currency transactions, nondeductible stock issuance cost, paydowns on mortgage backed securities and dollar roll transactions, on October 31, 2007, undistributed net investment income was increased by $412,490, undistributed net realized gain (loss) was decreased by $406,982 and shares of beneficial interest decreased by $5,508. This reclassification had no effect on the net assets of the Fund.

AIM LIBOR Alpha Fund

NOTE 13--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class C, Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                                  MARCH 31, 2006
                                                                                                  (COMMENCEMENT
                                                                      YEAR ENDED                     DATE) TO
                                                                 OCTOBER 31, 2007(A)             OCTOBER 31, 2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,551,792    $ 15,443,481     4,287,199    $ 42,676,674
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,090,240      10,867,889     2,840,515      28,308,929
----------------------------------------------------------------------------------------------------------------------
  Class R                                                             --              --        75,793         758,168
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --        79,811         798,010
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        127,364       1,282,136        48,420         480,236
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         72,242         718,250        25,321         251,240
----------------------------------------------------------------------------------------------------------------------
  Class R                                                          2,191          21,818         1,960          19,482
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              2,653          26,416         2,267          22,539
======================================================================================================================
Reacquired:
  Class A                                                     (2,208,829)    (21,988,491)   (1,008,101)    (10,001,310)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,305,363)    (13,006,490)   (1,085,338)    (10,778,294)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (77,955)       (784,644)           --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (78,451)       (789,770)           --              --
======================================================================================================================
                                                                (824,116)   $ (8,209,405)    5,267,847    $ 52,535,674
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 23% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM LIBOR Alpha Fund

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.91            $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.48               0.26
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.04)             (0.08)
==============================================================================================
    Total from investment operations                               0.44               0.18
==============================================================================================
Less dividends from net investment income                         (0.49)             (0.27)
==============================================================================================
Net asset value, end of period                                  $  9.86            $  9.91
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                    4.52%              1.82%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $27,579            $32,980
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.85%(c)           0.87%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.36%(c)           1.66%(d)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income to average net assets               4.85%(c)           4.49%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          218%               134%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,020,036.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                          CLASS C
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.91            $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                         0.46               0.25
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.04)             (0.09)
==============================================================================================
    Total from investment operations                               0.42               0.16
==============================================================================================
Less dividends from net investment income                         (0.47)             (0.25)
==============================================================================================
Net asset value, end of period                                  $  9.86            $  9.91
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                    4.27%              1.67%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $16,147            $17,653
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.10%(c)           1.12%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.11%(c)           2.41%(d)
==============================================================================================
Ratio of net investment income to average net assets               4.60%(c)           4.24%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          218%               134%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $17,730,613.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM LIBOR Alpha Fund

                                                                          CLASS R
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.91              $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.46                0.25
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              (0.09)
==============================================================================================
    Total from investment operations                              0.42                0.16
==============================================================================================
Less dividends from net investment income                        (0.47)              (0.25)
==============================================================================================
Net asset value, end of period                                  $ 9.86              $ 9.91
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   4.26%               1.67%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   20              $  771
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.10%(c)            1.12%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.61%(c)            1.91%(d)
==============================================================================================
Ratio of net investment income to average net assets              4.60%(c)            4.24%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                         218%                134%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $502,863.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                MARCH 31, 2006
                                                                                (COMMENCEMENT
                                                              YEAR ENDED           DATE) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2007                2006
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.91              $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                        0.51                0.28
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              (0.09)
==============================================================================================
    Total from investment operations                              0.47                0.19
==============================================================================================
Less dividends from net investment income                        (0.52)              (0.28)
==============================================================================================
Net asset value, end of period                                  $ 9.86              $ 9.91
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   4.79%               1.97%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   62              $  813
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.60%(c)            0.61%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.02%(c)            1.34%(d)
==============================================================================================
Ratio of net investment income to average net assets              5.10%(c)            4.75%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                         218%                134%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $546,768.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM LIBOR Alpha Fund


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM LIBOR Alpha Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM LIBOR Alpha Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM LIBOR Alpha Fund, formerly known as AIM Enhanced Short Bond Fund, (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period March 31, 2006 (commencement date) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM LIBOR Alpha Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                       (05/01/07)        (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,011.60           $4.31           $1,020.92           $4.33            0.85%
C                             1,000.00           1,010.30            5.57            1,019.66            5.60            1.10
R                             1,000.00           1,010.30            5.57            1,019.66            5.60            1.10

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM LIBOR Alpha Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM     Committee's recommendations in making its    ices. The Board's review of the
Investment Funds is required under the       annual recommendation to the Board whether   qualifications of AIM to provide these
Investment Company Act of 1940 to approve    to approve the continuance of each AIM       services included the Board's
annually the renewal of the AIM LIBOR        Fund's investment advisory agreement and     consideration of AIM's portfolio and
Alpha Fund (the Fund) investment advisory    sub-advisory agreement, if applicable        product review process, various back
agreement with A I M Advisors, Inc. (AIM).   (advisory agreements), for another year.     office support functions provided by AIM,
During contract renewal meetings held on                                                  and AIM's equity and fixed income trading
June 25-27, 2007, the Board as a whole and      The independent Trustees, as mentioned    operations. The Board concluded that the
the disinterested or "independent"           above, are assisted in their annual          nature, extent and quality of the advisory
Trustees, voting separately, approved the    evaluation of the advisory agreements by     services provided to the Fund by AIM were
continuance of the Fund's investment         the independent Senior Officer. One          appropriate and that AIM currently is
advisory agreement for another year,         responsibility of the Senior Officer is to   providing satisfactory advisory services
effective July 1, 2007. In doing so, the     manage the process by which the AIM Funds'   in accordance with the terms of the Fund's
Board determined that the Fund's advisory    proposed management fees are negotiated      advisory agreement. In addition, based on
agreement is in the best interests of the    during the annual contract renewal process   their ongoing meetings throughout the year
Fund and its shareholders and that the       to ensure that they are negotiated in a      with the Fund's portfolio managers, the
compensation to AIM under the Fund's         manner which is at arms' length and          Board concluded that these individuals are
advisory agreement is fair and reasonable.   reasonable. Accordingly, the Senior          competent and able to continue to carry
                                             Officer must either supervise a              out their responsibilities under the
   The independent Trustees met separately   competitive bidding process or prepare an    Fund's advisory agreement.
during their evaluation of the Fund's        independent written evaluation. The Senior
investment advisory agreement with           Officer has recommended that an                 In determining whether to continue the
independent legal counsel from whom they     independent written evaluation be provided   Fund's advisory agreement, the Board
received independent legal advice, and the   and, upon the direction of the Board, has    considered the prior relationship between
independent Trustees also received           prepared an independent written              AIM and the Fund, as well as the Board's
assistance during their deliberations from   evaluation.                                  knowledge of AIM's operations, and
the independent Senior Officer, a                                                         concluded that it was beneficial to
full-time officer of the AIM Funds who          During the annual contract renewal        maintain the current relationship, in
reports directly to the independent          process, the Board considered the factors    part, because of such knowledge. The Board
Trustees. The following discussion more      discussed below under the heading "Factors   also considered the steps that AIM and its
fully describes the process employed by      and Conclusions and Summary of Independent   affiliates have taken over the last
the Board to evaluate the performance of     Written Fee Evaluation" in evaluating the    several years to improve the quality and
the AIM Funds (including the Fund)           fairness and reasonableness of the Fund's    efficiency of the services they provide to
throughout the year and, more                advisory agreement at the contract renewal   the Funds in the areas of investment
specifically, during the annual contract     meetings and at their meetings throughout    performance, product line diversification,
renewal meetings.                            the year as part of their ongoing            distribution, fund operations, shareholder
                                             oversight of the Fund. The Fund's advisory   services and compliance. The Board
THE BOARD'S FUND EVALUATION PROCESS          agreement was considered separately,         concluded that the quality and efficiency
                                             although the Board also considered the       of the services AIM and its affiliates
The Board's Investments Committee has        common interests of all of the AIM Funds     provide to the AIM Funds in each of these
established three Sub-Committees which are   in their deliberations. The Board            areas have generally improved, and support
responsible for overseeing the management    comprehensively considered all of the        the Board's approval of the continuance of
of a number of the series portfolios of      information provided to them and did not     the Fund's advisory agreement.
the AIM Funds. This Sub-Committee            identify any particular factor that was
structure permits the Trustees to focus on   controlling. Furthermore, each Trustee may      B. FUND PERFORMANCE
the performance of the AIM Funds that have   have evaluated the information provided
been assigned to them. The Sub-Committees    differently from one another and             The Board noted that the Fund has not been
meet throughout the year to review the       attributed different weight to the various   in operation for a full calendar year. The
performance of their assigned funds, and     factors. The Trustees recognized that the    Board also considered the steps AIM has
the Sub-Committees review monthly and        advisory arrangements and resulting          taken over the last several years to
quarterly comparative performance            advisory fees for the Fund and the other     improve the quality and efficiency of the
information and periodic asset flow data     AIM Funds are the result of years of         services that AIM provides to the AIM
for their assigned funds. These materials    review and negotiation between the           Funds. The Board concluded that AIM
are prepared under the direction and         Trustees and AIM, that the Trustees may      continues to be responsive to the Board's
supervision of the independent Senior        focus to a greater extent on certain         focus on fund performance.
Officer. Over the course of each year, the   aspects of these arrangements in some
Sub-Committees meet with portfolio           years than others, and that the Trustees'       C. ADVISORY FEES AND FEE WAIVERS
managers for their assigned funds and        deliberations and conclusions in a
other members of management and review       particular year may be based in part on      The Board noted that AIM had set the
with these individuals the performance,      their deliberations and conclusions of       contractual advisory fee schedule in the
investment objective(s), policies,           these same arrangements throughout the       Fund's advisory agreement based upon the
strategies and limitations of these funds.   year and in prior years.                     median effective management fee rate
                                                                                          (comprised of advisory fees plus, in some
   In addition to their meetings             FACTORS AND CONCLUSIONS AND SUMMARY OF       cases, administrative fees) at various
throughout the year, the Sub-Committees      INDEPENDENT WRITTEN FEE EVALUATION           asset levels of competitor funds with
meet at designated contract renewal                                                       investment strategies comparable to those
meetings each year to conduct an in-depth    The discussion below serves as a summary     of the Fund. In addition, the Board noted
review of the performance, fees and          of the Senior Officer's independent          that the Fund's contractual advisory fee
expenses of their assigned funds. During     written evaluation, as well as a             schedule is the same as the uniform fee
the contract renewal process, the Trustees   discussion of the material factors and       schedule that applies to other funds
receive comparative performance and fee      related conclusions that formed the basis    advised by AIM with investment strategies
data regarding all the AIM Funds prepared    for the Board's approval of the Fund's       comparable to those of the Fund, which
by an independent company, Lipper, Inc.,     advisory agreement. Unless otherwise         uniform fee schedule includes breakpoints
under the direction and supervision of the   stated, information set forth below is as    and is based on net asset levels. The
independent Senior Officer who also          of June 27, 2007 and does not reflect any    Board also compared the Fund's contractual
prepares a separate analysis of this         changes that may have occurred since that    advisory fee rate to the contractual
information for the Trustees. Each           date, including but not limited to changes   advisory fee rates of other clients of AIM
Sub-Committee then makes recommendations     to the Fund's performance, advisory fees,    and its affiliates with investment
to the Investments Committee regarding the   expense limitations and/or fee waivers.      strategies comparable to those of the
performance, fees and expenses of their                                                   Fund, including one mutual fund advised by
assigned funds. The Investments Committee    I. INVESTMENT ADVISORY AGREEMENT             AIM, one Canadian fund advised by an AIM
considers each Sub-Committee's                                                            affiliate and sub-advised by AIM, and one
recommendations and makes its own               A. NATURE, EXTENT AND QUALITY OF          offshore fund advised and sub-advised by
recommendations regarding the performance,         SERVICES PROVIDED BY AIM               AIM affiliates. The Board noted that the
fees and expenses of the AIM Funds to the                                                 Fund's rate was: (i) comparable to the
full Board. Moreover, the Investments        The Board reviewed the advisory services     rate for the mutual fund; (ii) above the
Committee considers each Sub-                provided to the Fund by AIM under the        sub-advisory fee rate and below the
                                             Fund's advisory agreement, the performance   advisory fee rate for the Canadian fund;
                                             of AIM in providing these services, and      and (iii) comparable to the advisory fee
                                             the credentials and experience of the        rate for the offshore fund.
                                             officers and employees of AIM who provide
                                             these serv-

AIM LIBOR Alpha Fund

   The Board noted that AIM has                 F. INDEPENDENT WRITTEN EVALUATION OF      lateral from any securities lending
contractually agreed to waive fees and/or          THE FUND'S SENIOR OFFICER              arrangements in the affiliated money
limit expenses of the Fund through at                                                     market funds is in the best interests of
least June 30, 2008 in an amount necessary   The Board noted that, upon their             the Fund and its shareholders.
to limit total annual operating expenses     direction, the Senior Officer of the Fund,
to a specified percentage of average daily   who is independent of AIM and AIM's          II. SUB-ADVISORY AGREEMENT
net assets for each class of the Fund. The   affiliates, had prepared an independent
Board considered the contractual nature of   written evaluation to assist the Board in       A. NATURE, EXTENT AND QUALITY OF
this fee waiver and noted that it remains    determining the reasonableness of the              SERVICES PROVIDED BY THE SUB-ADVISOR
in effect until at least June 30, 2008.      proposed management fees of the AIM Funds,
The Board reviewed the Fund's effective      including the Fund. The Board noted that     The Board reviewed the services provided
advisory fee rate, after taking account of   they had relied upon the Senior Officer's    by INVESCO Institutional (N.A.), Inc. (the
this expense limitation, and considered      written evaluation instead of a              Sub-Advisor) under the Fund's sub-advisory
the effect this expense limitation would     competitive bidding process. In              agreement, the performance of the
have on the Fund's estimated total           determining whether to continue the Fund's   Sub-Advisor in providing these services,
expenses. The Board concluded that the       advisory agreement, the Board considered     and the credentials and experience of the
levels of fee waivers/expense limitations    the Senior Officer's written evaluation.     officers and employees of the Sub-Advisor
for the Fund were fair and reasonable.                                                    who provide these services. The Board
                                                G. COLLATERAL BENEFITS TO AIM AND ITS     concluded that the nature, extent and
   After taking account of the Fund's              AFFILIATES                             quality of the services provided by the
contractual advisory fee rate, as well as                                                 Sub-Advisor were appropriate and that the
the comparative advisory fee information     The Board considered various other           Sub-Advisor currently is providing
and the expense limitation discussed         benefits received by AIM and its             satisfactory services in accordance with
above, the Board concluded that the Fund's   affiliates resulting from AIM's              the terms of the Fund's sub-advisory
advisory fees were fair and reasonable.      relationship with the Fund, including the    agreement. In addition, based on their
                                             fees received by AIM and its affiliates      ongoing meetings throughout the year with
   D. ECONOMIES OF SCALE AND BREAKPOINTS     for their provision of administrative,       the Fund's portfolio managers, the Board
                                             transfer agency and distribution services    concluded that these individuals are
The Board considered the extent to which     to the Fund. The Board considered the        competent and able to continue to carry
there are economies of scale in AIM's        performance of AIM and its affiliates in     out their responsibilities under the
provision of advisory services to the        providing these services and the             Fund's sub-advisory agreement.
Fund. The Board also considered whether      organizational structure employed by AIM
the Fund benefits from such economies of     and its affiliates to provide these             B. FUND PERFORMANCE
scale through contractual breakpoints in     services. The Board also considered that
the Fund's advisory fee schedule or          these services are provided to the Fund      The Board noted that the Fund has not been
through advisory fee waivers or expense      pursuant to written contracts which are      in operation for a full calendar year. The
limitations. The Board noted that the        reviewed and approved on an annual basis     Board also considered the steps AIM has
Fund's contractual advisory fee schedule     by the Board. The Board concluded that AIM   taken over the last several years to
includes two breakpoints but that, due to    and its affiliates were providing these      improve the quality and efficiency of the
the Fund's asset level at the end of the     services in a satisfactory manner and in     services that AIM provides to the AIM
past calendar year and the way in which      accordance with the terms of their           Funds. The Board concluded that AIM
the breakpoints have been structured, the    contracts, and were qualified to continue    continues to be responsive to the Board's
Fund has yet to benefit from the             to provide these services to the Fund.       focus on fund performance.
breakpoints. Based on this information,
the Board concluded that the Fund's             The Board considered the benefits            C. SUB-ADVISORY FEES
advisory fees would reflect economies of     realized by AIM as a result of portfolio
scale at higher asset levels. The Board      brokerage transactions executed through      The Board compared the Fund's contractual
also noted that the Fund shares directly     "soft dollar" arrangements. Under these      sub-advisory fee rate to the sub-advisory
in economies of scale through lower fees     arrangements, portfolio brokerage            fees paid by other sub-advisory clients of
charged by third party service providers     commissions paid by the Fund and/or other    the Sub-Advisor with investment strategies
based on the combined size of all of the     funds advised by AIM are used to pay for     comparable to those of the Fund, including
AIM Funds and affiliates.                    research and execution services. The Board   one offshore fund sub-advised by the
                                             noted that soft dollar arrangements shift    Sub-Advisor. The Board noted that the
   E. PROFITABILITY AND FINANCIAL            the payment obligation for the research      Fund's sub-advisory fee rate was
      RESOURCES OF AIM                       and executions services from AIM to the      comparable to the sub-advisory fee rate
                                             funds and therefore may reduce AIM's         for the offshore fund. The Board
The Board reviewed information from AIM      expenses. The Board also noted that          considered the services to be provided by
concerning the costs of the advisory and     research obtained through soft dollar        the Sub-Advisor pursuant to the Fund's
other services that AIM and its affiliates   arrangements may be used by AIM in making    sub-advisory agreement and the services to
provide to the Fund and the profitability    investment decisions for the Fund and may    be provided by AIM pursuant to the Fund's
of AIM and its affiliates in providing       therefore benefit Fund shareholders. The     advisory agreement, as well as the
these services. The Board also reviewed      Board concluded that AIM's soft dollar       allocation of fees between AIM and the
information concerning the financial         arrangements were appropriate. The Board     Sub-Advisor pursuant to the sub-advisory
condition of AIM and its affiliates. The     also concluded that, based on their review   agreement. The Board noted that the
Board also reviewed with AIM the             and representations made by AIM, these       sub-advisory fees have no direct effect on
methodology used to prepare the              arrangements were consistent with            the Fund or its shareholders, as they are
profitability information. The Board         regulatory requirements.                     paid by AIM to the Sub-Advisor, and that
considered the overall profitability of                                                   AIM and the Sub-Advisor are affiliates.
AIM, as well as the profitability of AIM        The Board considered the fact that the    After taking account of the Fund's
in connection with managing the Fund. The    Fund's uninvested cash and cash collateral   contractual sub-advisory fee rate, as well
Board noted that AIM continues to operate    from any securities lending arrangements     as the comparative sub-advisory fee
at a net profit, although increased          may be invested in money market funds        information and the expense limitation
expenses in recent years have reduced the    advised by AIM pursuant to procedures        discussed above, the Board concluded that
profitability of AIM and its affiliates.     approved by the Board. The Board noted       the Fund's sub-advisory fees were fair and
The Board concluded that the Fund's          that AIM will receive advisory fees from     reasonable.
advisory fees were fair and reasonable,      these affiliated money market funds
and that the level of profits realized by    attributable to such investments, although      D. FINANCIAL RESOURCES OF THE
AIM and its affiliates from providing        AIM has contractually agreed to waive the          SUB-ADVISOR
services to the Fund was not excessive in    advisory fees payable by the Fund with
light of the nature, quality and extent of   respect to its investment of uninvested      The Board considered whether the
the services provided. The Board             cash in these affiliated money market        Sub-Advisor is financially sound and has
considered whether AIM is financially        funds through at least June 30, 2008. The    the resources necessary to perform its
sound and has the resources necessary to     Board considered the contractual nature of   obligations under the Fund's sub-advisory
perform its obligations under the Fund's     this fee waiver and noted that it remains    agreement, and concluded that the
advisory agreement, and concluded that AIM   in effect until at least June 30, 2008.      Sub-Advisor has the financial resources
has the financial resources necessary to     The Board concluded that the Fund's          necessary to fulfill these obligations.
fulfill these obligations.                   investment of uninvested cash and cash
                                             col-

AIM LIBOR Alpha Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         U.S. Treasury Obligations*                                  0.62%

       * The above percentage is based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Interest Income**                                 4.23%

       ** The above percentage is based on income dividends paid to shareholders during the fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.49%, 99.84%, 99.61%, and 99.57%, respectively.

AIM LIBOR Alpha Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM LIBOR Alpha Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
                                                                                                         INVESCO Institutional
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   (N.A.), Inc.
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      One Midtown Plaza
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    1360 Peachtree Street,
                              Houston, TX 77046-1173   Suite 100                Suite 2900               N.E.
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Atlanta, GA 30309

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM LIBOR Alpha Fund

Institutional Class Shares                   ==========================================      PLEASE NOTE THAT PAST PERFORMANCE IS
                                                                                          NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      For periods ended 10/31/07                   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview                                                  REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional    Inception (3/31/06)                   4.27%  INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to       1 Year                               4.79   FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    For periods ended 9/30/07, most recent       INFORMATION ON COMPARATIVE BENCHMARKS.
                                             calendar quarter-end                         PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                                                                          MORE INFORMATION. FOR THE MOST CURRENT
                                             Inception (3/31/06)                   4.30%  MONTH-END PERFORMANCE, PLEASE CALL
                                              1 Year                               5.11   800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                             ==========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NAV.
                                             PERFORMANCE OF INSTITUTIONAL CLASS SHARES
                                             WILL DIFFER FROM PERFORMANCE OF OTHER
                                             SHARE CLASSES PRIMARILY DUE TO DIFFERING
                                             SALES CHARGES AND CLASS EXPENSES.

                                                HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             HAVE BEEN LOWER.

==========================================

NASDAQ SYMBOL                        IAESX

==========================================

Over for information on your Fund's expenses.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com                  LAL-INS-1           A I M Distributors, Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

Your Fund's long-term performance

   Past performance cannot guarantee         fixed-rate bonds with components for         funds invest primarily in investment grade
comparable future results.                   government and corporate securities,         debt issues with dollar-weighted average
                                             mortgage pass-throughs, and asset-backed     maturities of less than three years.
   The data shown in the chart include       securities.
reinvested distributions, Fund expenses                                                      The Fund is not managed to track the
and management fees. Index results include      The U.S. THREE-MONTH LIBOR (London        performance of any particular index,
reinvested dividends. Performance of an      Interbank Offered Rate) is an average rate   including the indexes defined here, and
index of funds reflects fund expenses and    derived from the quotations provided by      consequently, the performance of the Fund
management fees; performance of a market     the banks determined by the British          may deviate significantly from the
index does not. Performance shown in the     Bankers' Association for a 3-month deposit   performance of the indexes.
chart and table(s) does not reflect          in U.S. Dollars during a given month. USD
deduction of taxes a shareholder would pay   Libor is calculated on an ACT/360 basis         A direct investment cannot be made in
on Fund distributions or sale of Fund        and for value two business days after the    an index. Unless otherwise indicated,
shares. Performance of the indexes does      fixing.                                      index results include reinvested
not reflect the effects of taxes.                                                         dividends, and they do not reflect sales
                                                The LIPPER SHORT INVESTMENT GRADE BOND    charges. Performance of an index of funds
   The LEHMAN BROTHERS U.S. AGGREGATE BOND   FUNDS INDEX is an equally weighted           reflects fund expenses; performance of a
INDEX covers U.S. investment-grade           representation of the largest funds in the   market index does not.
                                             Lipper Short Investment Grade Bond Funds
                                             category. These

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/06

          AIM LIBOR ALPHA FUND-   LEHMAN BROTHERS                              LIPPER SHORT
              INSTITUTIONAL        U.S. AGGREGATE           U.S.             INVESTMENT GRADE
  DATE         CLASS SHARES        BOND INDEX(1)    THREE-MONTH LIBOR(1)   BOND FUNDS INDEX(1)

3/31/06           $10000               $10000              $10000                 $10000
   4/06            10074                 9982               10038                  10031
   5/06            10068                 9971               10084                  10047
   6/06            10065                 9992               10128                  10063
   7/06            10105                10127               10175                  10138
   8/06            10105                10283               10222                  10212
   9/06            10136                10373               10266                  10268
  10/06            10197                10441               10314                  10314
  11/06            10280                10563               10360                  10375
  12/06            10333                10501               10404                  10382
   1/07            10388                10497               10454                  10408
   2/07            10443                10659               10497                  10494
   3/07            10506                10659               10543                  10532
   4/07            10551                10717               10591                  10573
   5/07            10628                10635               10638                  10559
   6/07            10681                10604               10683                  10587
   7/07            10629                10692               10733                  10651
   8/07            10566                10823               10781                  10664
   9/07            10654                10906               10828                  10754
  10/07            10685                11004               10879                  10778

====================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.

AIM LIBOR Alpha Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES        ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING       EXPENSE
SHARE CLASS               (05/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)         RATIO
Institutional              $1,000.00        $1,012.80         $3.04         $1,022.18         $3.06            0.60%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     LAL-INS-1     A I M Distributors, Inc.

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements, tax         available at AIMinvestments.com. From our home page, click on
forms, fund reports, and prospectuses are available, we will send   Products & Performance, then Mutual Funds, then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes, you will need to log in to your account to   Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information
Register for eDelivery to:                                          about duplicating fee charges, by calling 202-942-8090 or
                                                                    800-732-0330, or by electronic request at the following e-mail
o  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    LAL-AR-1    A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

INTERNATIONAL/
GLOBAL EQUITY

                                AIM Japan Fund
                                Annual Report to Shareholders - October 31, 2007

International/Global Blend

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   11
Notes to Financial Statements ...   13
Financial Highlights ............   20
Auditor's Report ................   23
Fund Expenses ...................   24
Approval of Advisory Agreement ..   25             [COVER GLOBE IMAGE]
Tax Information .................   27
Trustees and Officers ...........   28

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]    INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Japan Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
  Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         IN CONCLUSION

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Japan Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
       PHOTO]               Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
Bruce L. Crockett        of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.
                         Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in 2005.
                         For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Japan Fund

Management's discussion of Fund performance                                        relative to five select research factors and
                                                                                   compare the company score to its specific
================================================================================   sector average. With this unique valuation
PERFORMANCE SUMMARY                                                                system, we are able to account for earnings
                                                                                   growth and valuation/quality measures.
For the fiscal year ended October 31, 2007, Class A shares of AIM Japan Fund,
excluding applicable sales charges, returned 6.23%. The Fund outperformed its         We believe disciplined sell decisions are
style-specific benchmark and peers index.*,o The Fund lagged its broad market      a key determinant of successful investing.
index, which was supported largely by the strong performance of other Asian        We consider selling a security for several
markets.*                                                                          reasons, including:

     We attribute our relative outperformance against the Fund's style-spe-        o A stock reaches its target price.
cific benchmark to our successful stock selections. Top contributors during
the fiscal year included three long-term Fund holdings: KOMATSU, MITSUI O.S.K.     o A company's fundamentals deteriorate.
LINES and NINTENDO. Select holdings in the financials sector detracted most
from Fund performance during the fiscal year.                                      o A more attractive opportunity is
                                                                                   identified.
     Your Fund's long-term performance appears later in this report.
                                                                                   Market conditions and your Fund

FUND VS. INDEXES                                                                   Japanese equities lagged most other major
                                                                                   markets during the fiscal year.(1) After
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales     February 2007, the Japanese market
charges were included, returns would be lower.                                     experienced a sharp sell-off in response to
                                                                                   a decline in the global equity markets
Class A Shares                                                  6.23%              triggered by a plunge in the Chinese
Class B Shares                                                  5.35               market.(2) But the Japanese equity market
Class C Shares                                                  5.46               managed to rebound, reflecting the strong
MSCI EAFE Index* (Broad Market Index)                          24.91               fundamental conditions of Japanese
Tokyo Stock Price Index (Price Only)o (Style-Specific Index)    1.49               corporations. Japanese listed corporations
Lipper Japan Funds Indexo (Peer Group Index)                    3.77               revealed very sound growth for the 2006
SOURCES: *LIPPER INC.; oA I M MANAGEMENT GROUP INC., BLOOMBERG L.P.                corporate fiscal year ending in March 2007,
================================================================================   with pre tax profits up 11.2%, excluding
                                                                                   financials and emerging companies, according
How we invest                             focus on companies with positive         to Nikkei.(3)
                                          earnings growth and attractive
We believe markets can often be           valuations.                                 The market appeared to focus more on
inefficient--meaning that investors                                                fundamentals, particularly on corporate
frequently ignore information about          Our team-managed investment process   earnings growth that had been mostly
companies, particularly if those          is driven by bottom-up stock             neglected during a prolonged bear market of
companies are in industries or sectors    selection. Company research is           the previous year. Toward the end of the
that happen to be out of favor. We        conducted across sectors with each       fiscal year, the Japanese equity market
believe that such information is not      Fund manager performing many company     declined again due to the persisting
always fully discounted even after the    visits each year. The result of          subprime loan problems in the U.S. and a
market has recognized it. When            company research is reflected in our     stronger yen relative to other major
selecting stocks for the Fund, we         proprietary stock valuation system. We   currencies.(2)
                                          score a company

=======================================   ======================================

   PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*

By sector                                  1. Komatsu Ltd.                   4.8%
Industrials                        29.8%   2. Nintendo Co. Ltd.              3.4
Information Technology             21.3    3. Toshiba Corp.                  3.1
Consumer Discretionary             18.4    4. Mitsui Engineering &
Financials                         11.2       Shipbuilding Co., Ltd.         3.0
Materials                           6.6    5. Mitsui O.S.K. Lines, Ltd.      2.8
Consumer Staples                    2.6    6. Toyota Motor Corp.             2.7
Health Care                         2.6    7. Mitsubishi UFJ Financial
Telecommunication Services          2.1       Group. Inc.                    2.7
Energy                              1.3    8. Japan Tobacco Inc.             2.6
Money Market Funds Plus Other              9. Mitsui & Co., Ltd.             2.5
Assets Less Liabilities             4.1   10. Mitsubishi Corp.               2.5

The Fund's holdings are subject to           TOTAL NET ASSETS
change, and there is no assurance that
the Fund will continue to hold any        Total Net Assets         $9.29 million
particular security.
*Excluding money market fund holdings.    Total Number of Holdings*           61

=======================================   ======================================

                                                                                                                       (continued)

AIM Japan Fund

   Despite this market volatility, we            During the fiscal year, the Japanese                    Kiyohide Nagata Chartered
continued to maintain a positive view of      economy continued to grow in spite of         [NAGATA      Financial Analyst, head of
the Japanese economy and Japanese equities    some temporary weakness, as it was             PHOTO]      Japan Large Cap Equity with
and therefore maintained a pro-cyclical       supported by ongoing solid global                          Invesco Asset Management
stance in the Fund. We believed that the      economic expansion. Investors have been     (Japan) Limited, portfolio manager of AIM
major risk in the Japanese market was not     increasingly shifting their focus away      Japan Fund. He joined INVESCO in 2003. Mr.
so much in the U.S. subprime loan problem,    from the strong historic correlation        Nagata is a Chartered Member of the
but the potential for a rapid slowdown in     between U.S. and Japanese economic          Society Analysts Association of Japan.
the U.S. and its impact on the global         growth. Instead, they have started to pay
economy. While this was an area of concern,   much more attention to Japan's internal                    Yasuhiro Shimbayashi Senior
we believed that strong demand from other     growth drivers, along with strong demand     [SHIMBAYASHI  fund manager with Invesco
areas in the world would offset such          from other areas of the world. After a          PHOTO]     Asset Management (Japan)
weakness.                                     heavy sell-off with no changes in                          Limited, portfolio manager
                                              fundamentals, we believed the valuation     of AIM Japan Fund. Mr. Shimbayashi joined
   During the fiscal year, the Fund           of Japanese equities generally looked       INVESCO in 2004. He is a Chartered Member
outperformed its style-specific benchmark     attractive at the end of the fiscal year.   of the Security Analysts Association of
and peers. We attribute our relative                                                      Japan.
outperformance to strong stock selection.        Despite market volatility, we remind
In terms of specific stocks, the Fund         shareholders of the value of maintaining                   Tomoyuki Shioya Fund
benefited from positive stock selection in    a long-term investment horizon. We             [SHIOYA     manager with Invesco Asset
the industrials sector, including Komatsu,    believe that long-term investors have the       PHOTO]     Management (Japan) Limited,
the second-largest manufacturer of            potential to benefit from secular                          portfolio manager of AIM
construction and mining equipment and         economic growth in Japan. We continue to    Japan Fund. He joined INVESCO in 2005. Mr.
Mitsui O.S.K. Lines, a global shipping        invest in stocks of what we consider        Shioya earned a B.A. in economics from
operator. Both companies have benefited       promising companies with the potential to   Waseda University. He is a Chartered
from booming demand in emerging countries.    provide attractive growth. Thank you for    Member of the Securities Analysts
The Fund also benefited from positive stock   your participation in AIM Japan Fund.       Association of Japan.
selection in the information technology
sector, including Nintendo, a worldwide       Sources: (1)Lipper Inc.; (2)A I M                          Tomomitsu Yanaba Fund
leader in the production of interactive       Management Group Inc., Bloomberg L.P.;         [YANABA     manager with Invesco Asset
entertainment.                                (3)Nikkei Inc.                                  PHOTO]     Management (Japan) Limited,
                                                                                                         portfolio manager of AIM
   The largest detractors from Fund           The views and opinions expressed in         Japan Fund. He joined INVESCO in 2004. Mr.
performance were select holdings in the       management's discussion of Fund             Yanaba is a Chartered Member of the
financials sector. Mizuho Financial Group,    performance are those of A I M Advisors,    Securities Analysts Association of Japan.
Mitsubishi UFJ Financial and Sumitomo         Inc. These views and opinions are subject
Mitsui Financial Group all declined by more   to change at any time based on factors
than 20% during the fiscal year.              such as market and economic conditions.
                                              These views and opinions may not be
   For the Fund's portfolio, we               relied upon as investment advice or
particularly focused on the following         recommendations, or as an offer for a
factors:                                      particular security. The information is
                                              not a complete analysis of every aspect
o Companies with competitive advantages at    of any market, country, industry,
a global level.                               security or the Fund. Statements of fact
                                              are from sources considered reliable, but
o Strong economic growth in Asia and other    A I M Advisors, Inc. makes no
emerging regions.                             representation or warranty as to their
                                              completeness or accuracy. Although
o Sustainable growth in domestic capital      historical performance is no guarantee of
spending.                                     future results, these insights may help
                                              you understand our investment management
o The unrecognized strength of corporate      philosophy.
Japan.
                                                 See important Fund and index
   Over the years, Japanese companies have       disclosures later in this report.
focused on their core businesses and have
worked to expand them into overseas
markets. Therefore, we believe a number of
Japanese firms stand to benefit in many
areas of the global market. These companies
have been helped by global economic
expansion, especially in emerging countries
where Japanese companies have a strong
presence. Taking this into account, the
Fund's portfolio focused on companies that
may benefit in overseas markets.

AIM Japan Fund

Your Fund's long-term performance

Past performance cannot guarantee             investment in the Fund at the close of      not. Performance shown in the chart and
comparable future results.                    the reporting period and paid the           table(s) does not reflect deduction of
                                              applicable contingent deferred sales        taxes a shareholder would pay on Fund
   The data shown in the chart include        charges. Index results include reinvested   distributions or sale of Fund shares.
reinvested distributions, applicable sales    dividends, but they do not reflect sales    Performance of the indexes does not
charges, Fund expenses and management fees.   charges. Performance of an index of funds   reflect the effects of taxes.
Results for Class B shares are calculated     reflects fund expenses and management
as if a hypothetical shareholder had          fees; performance of a market index does
liquidated his entire

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/06

                                                                                                         TOKYO             LIPPER
                     AIM JAPAN FUND        AIM JAPAN FUND        AIM JAPAN FUND       MSCI EAFE       STOCK PRICE       JAPAN FUNDS
      DATE          -CLASS A SHARES       -CLASS B SHARES       -CLASS C SHARES        INDEX(1)         INDEX(2)          INDEX(1)

      3/31/06            $9450                 $10000                $10000             $10000           $10000           $10000
         4/06             9412                   9950                  9960              10478            10254            10095
         5/06             8836                   9340                  9340              10071             9560             9317
         6/06             8562                   9040                  9041              10070             9426             9109
         7/06             8222                   8680                  8681              10170             9325             8759
         8/06             8402                   8860                  8851              10449             9468             8947
         9/06             8335                   8780                  8781              10465             9280             8901
        10/06             8344                   8790                  8791              10873             9422             9010
        11/06             8373                   8810                  8811              11197             9418             8953
        12/06             8543                   8980                  8981              11549             9599             9141
         1/07             8533                   8970                  8971              11627             9683             9207
         2/07             8826                   9270                  9271              11721            10066             9562
         3/07             8656                   9090                  9091              12020             9909             9414
         4/07             8523                   8950                  8941              12554             9658             9105
         5/07             8826                   9250                  9251              12774             9800             9313
         6/07             8836                   9260                  9261              12789             9791             9357
         7/07             8996                   9420                  9422              12601             9730             9427
         8/07             8713                   9121                  9112              12404             9433             9047
         9/07             8817                   9221                  9222              13068             9575             9231
        10/07             8866                   8890                  9270              13581             9563             9350

====================================================================================================================================

                                                              SOURCES: (1)LIPPER INC.; (2)A I M MANAGEMENT GROUP INC, BLOOMBERG L.P.

AIM Japan Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable          As of 9/30/07, the most recent calendar
sales charges                                 quarter-end, including applicable sales
                                              charges
CLASS A SHARES
Inception (3/31/06)                  -7.31%   CLASS A SHARES
1 Year                                0.43    Inception (3/31/06)                -8.03%
                                              1 Year                              0.00
CLASS B SHARES
Inception (3/31/06)                  -7.15%   CLASS B SHARES
1 Year                                0.35    Inception (3/31/06)                -7.81%
                                              1 Year                              0.01
CLASS C SHARES
Inception (3/31/06)                  -4.67%   CLASS C SHARES
1 Year                                4.46    Inception (3/31/06)                -5.27%
                                              1 Year                              4.01

===========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST    CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE AND CANNOT GUARANTEE COMPARABLE   MAXIMUM 5.50% SALES CHARGE, AND CLASS B
FUTURE RESULTS; CURRENT PERFORMANCE MAY BE    AND CLASS C SHARE PERFORMANCE REFLECTS
LOWER OR HIGHER. PLEASE VISIT                 THE APPLICABLE CONTINGENT DEFERRED SALES
AIMINVESTMENTS.COM FOR THE MOST RECENT        CHARGE (CDSC) FOR THE PERIOD INVOLVED.
MONTH-END PERFORMANCE. PERFORMANCE FIGURES    THE CDSC ON CLASS B SHARES DECLINES FROM
REFLECT REINVESTED DISTRIBUTIONS, CHANGES     5% BEGINNING AT THE TIME OF PURCHASE TO
IN NET ASSET VALUE AND THE EFFECT OF THE      0% AT THE BEGINNING OF THE SEVENTH YEAR.
MAXIMUM SALES CHARGE UNLESS OTHERWISE         THE CDSC ON CLASS C SHARES IS 1% FOR THE
STATED. INVESTMENT RETURN AND PRINCIPAL       FIRST YEAR AFTER PURCHASE.
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL SHARES.               THE PERFORMANCE OF THE FUND'S SHARE
                                              CLASSES WILL DIFFER PRIMARILY DUE TO
   THE NET ANNUAL FUND OPERATING EXPENSE      DIFFERENT SALES CHARGE STRUCTURES AND
RATIO SET FORTH IN THE MOST RECENT FUND       CLASS EXPENSES.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B AND CLASS C SHARES WAS      A REDEMPTION FEE OF 2% WILL BE IMPOSED
1.77%, 2.52% AND 2.52%, RESPECTIVELY.(1)      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
THE TOTAL ANNUAL FUND OPERATING EXPENSE       OF THE FUND WITHIN 30 DAYS OF PURCHASE.
RATIO SET FORTH IN THE MOST RECENT FUND       EXCEPTIONS TO THE REDEMPTION FEE ARE
PROSPECTUS AS OF THE DATE OF THIS REPORT      LISTED IN THE FUND'S PROSPECTUS.
FOR CLASS A, CLASS B AND CLASS C SHARES WAS
6.96%, 7.71% AND 7.71%, RESPECTIVELY. THE        HAD THE ADVISOR NOT WAIVED FEES AND/OR
EXPENSE RATIOS PRESENTED ABOVE MAY VARY       REIMBURSED EXPENSES, PERFORMANCE WOULD
FROM THE EXPENSE RATIOS PRESENTED IN OTHER    HAVE BEEN LOWER.
SECTIONS OF THIS REPORT THAT ARE BASED ON
EXPENSES INCURRED DURING THE PERIOD COVERED   (1) Total annual operating expenses less
BY THIS REPORT.                                  any contractual fee waivers and/or
                                                 expense reimbursements by the advisor
                                                 in effect through at least June 30,
                                                 2008. See current prospectus for more    ==========================================
                                                 information.
                                                                                          FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND AND INDEXES USED IN THIS
                                                                                          REPORT, PLEASE TURN THE PAGE.

                                                                                          ==========================================

AIM Japan Fund

AIM JAPAN FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           o The prices of securities held by the      do not reflect sales charges. Performance
                                              Fund may decline in response to market      of an index of funds reflects fund
o Class B shares are not available as an      risks.                                      expenses; performance of a market index
investment for retirement plans maintained                                                does not.
pursuant to Section 401 of the Internal       o Political and economic conditions and
Revenue Code, including 401(k) plans, money   changes in regulatory, tax or economic      Other information
purchase pension plans and profit sharing     policy in Japan could significantly
plans, except for plans that have existing    affect the market in that country and       o The returns shown in the management's
accounts invested in Class B shares.          surrounding or related countries.           discussion of Fund performance are based
                                                                                          on net asset values calculated for
Principal risks of investing in the Fund      o The prices of initial public offering     shareholder transactions. Generally
                                              (IPO) securities may go up and down more    accepted accounting principles require
o Portfolio turnover is greater than most     than prices of equity securities of         adjustments to be made to the net assets
funds, which may affect the Fund's            companies with longer trading histories.    of the Fund at period end for financial
performance due to higher brokerage           In addition, companies offering             reporting purposes, and as such, the net
commissions. Active trading may also          securities in IPOs may have less            asset values for shareholder transactions
increase short-term gains and losses, which   experienced management or limited           and the returns based on those net asset
may also result in taxable gain               operating histories. There can be no        values may differ from the net asset
distributions to the Fund's shareholders.     assurance that the fund will have           values and returns reported in the
                                              favorable IPO investment opportunities.     Financial Highlights.
o The Fund is subject to currency/exchange
rate risk because it may buy or sell          About indexes used in this report           o Industry classifications used in this
currencies other than the U.S. dollar.                                                    report are generally according to the
                                              o The MSCI EAFE --REGISTERED TRADEMARK--    Global Industry Classification Standard,
o Prices of equity securities change in       Index is a free float-adjusted market       which was developed by and is the
response to many factors including the        capitalization index that is designed to    exclusive property and a service mark of
historical and prospective earnings of the    measure developed market equity             Morgan Stanley Capital International Inc.
issuer, the value of its assets, general      performance, excluding the U.S. and         and Standard & Poor's.
economic conditions, interest rates,          Canada.
investor perceptions and market liquidity.                                                o The Chartered Financial Analyst
                                              o The Tokyo Stock Price Index               --REGISTERED TRADEMARK-- (CFA--REGISTERED
o Foreign securities have additional risks,   (price-only) is a capitalization-weighted   TRADEMARK--) des- ignation is a globally
including exchange rate changes, political    index of first section stocks (larger       recognized standard for measuring the
and economic upheaval, the relative lack of   companies) listed on the Tokyo Stock        competence and integrity of investment
information, relatively low market            Exchange.                                   professionals.
liquidity, and the potential lack of strict
financial and accounting controls and         o The Lipper Japan Funds Index is an
standards.                                    equally weighted representation of the
                                              largest funds in the Lipper Japan Funds
o Investing in a single-country mutual fund   category. These funds concentrate their
involves greater risk than investing in a     investments in equity securities of
more diversified fund due to lack of          Japanese companies.
exposure to other countries.
                                              o The Fund is not managed to track the
o There is no guarantee that the investment   performance of any particular index,
techniques and risk analyses used by the      including the indexes defined here, and
Fund's portfolio managers will produce the    consequently, the performance of the Fund
desired results.                              may deviate significantly from the
                                              performance of the indexes in equity
                                              securities of Japanese companies.

                                              o A direct investment cannot be made in
                                              an index. Unless otherwise indicated,
                                              index results include reinvested
                                              dividends, and they

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     =========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 AJFAX
                                                                                          Class B Shares                 AJFBX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class C Shares                 AJFCX

AIMINVESTMENTS.COM                                                                        =========================================

AIM Japan Fund

SCHEDULE OF INVESTMENTS

October 31, 2007


                                                SHARES       VALUE
---------------------------------------------------------------------
FOREIGN STOCKS (JAPAN)-95.87%(A)

AIR FREIGHT & LOGISTICS-0.89%

Kintetsu World Express Inc.(b)                     2,300   $   82,539
=====================================================================

AUTO PARTS & EQUIPMENT-1.85%

Calsonic Kansel Corp.(b)(c)                       32,000      171,857
=====================================================================

AUTOMOBILE MANUFACTURERS-9.52%

Honda Motor Co., Ltd.(b)                           3,100      116,176
---------------------------------------------------------------------
Isuzu Motors Ltd.(b)(c)                           26,000      128,414
---------------------------------------------------------------------
Nissan Motor Co., Ltd.(b)                         16,700      192,429
---------------------------------------------------------------------
Suzuki Motor Corp.(b)                              6,000      196,080
---------------------------------------------------------------------
Toyota Motor Corp.(b)                              4,400      251,379
=====================================================================
                                                              884,478
=====================================================================

BUILDING PRODUCTS-1.35%

Daikin Industries, Ltd.(b)                         2,500      125,536
=====================================================================

COMMODITY CHEMICALS-1.24%

Tosoh Corp.(b)                                    18,000      114,751
=====================================================================

COMPUTER & ELECTRONICS RETAIL-1.60%

Yamada Denki Co., Ltd.(b)(c)                       1,440      148,226
=====================================================================

COMPUTER HARDWARE-3.09%

Toshiba Corp.(b)(c)                               34,000      286,714
=====================================================================

CONSTRUCTION & ENGINEERING-0.96%

Kinden Corp.(b)                                   10,000       88,705
=====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-7.73%

Komatsu Ltd.(b)                                   13,200      442,231
---------------------------------------------------------------------
Mitsui Engineering & Shipbuilding Co.,
  Ltd.(b)(c)                                      47,000      275,459
=====================================================================
                                                              717,690
=====================================================================

CONSUMER FINANCE-0.73%

Aeon Credit Service Co., Ltd.(b)(c)                4,400       67,644
=====================================================================

DIVERSIFIED BANKS-6.51%

Mitsubishi UFJ Financial Group, Inc.(b)           24,900      248,058
---------------------------------------------------------------------
Mizuho Financial Group, Inc.(b)(c)                    33      185,474
---------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc.(b)(c)           21      171,369
=====================================================================
                                                              604,901
=====================================================================

DIVERSIFIED CHEMICALS-1.48%

Nissan Chemical Industries, Ltd.(b)               10,000      137,668
=====================================================================

DIVERSIFIED METALS & MINING-0.55%

Pacific Metals Co., Ltd.(b)(c)                     4,000       51,319
=====================================================================

                                                SHARES       VALUE
---------------------------------------------------------------------


ELECTRONIC EQUIPMENT MANUFACTURERS-7.40%

IBIDEN Co., Ltd.(b)                                2,600   $  220,958
---------------------------------------------------------------------
Nidec Corp.(b)                                     1,900      143,078
---------------------------------------------------------------------
Nippon Electric Glass Co., Ltd.                    6,000      101,372
---------------------------------------------------------------------
TDK Corp.(b)                                         900       73,936
---------------------------------------------------------------------
Yaskawa Electronic Corp.(b)(c)                    11,000      147,437
=====================================================================
                                                              686,781
=====================================================================

HEALTH CARE EQUIPMENT-1.73%

Terumo Corp.(b)                                    3,300      160,763
=====================================================================

HOME ENTERTAINMENT SOFTWARE-4.56%

Nintendo Co., Ltd.(b)                                500      315,104
---------------------------------------------------------------------
Square Enix Co., Ltd.(b)                           3,300      108,310
=====================================================================
                                                              423,414
=====================================================================

HOUSEHOLD APPLIANCES-1.51%

Hitachi Koki Co., Ltd.(b)(c)                       7,800      140,623
=====================================================================

INDUSTRIAL MACHINERY-6.81%

Japan Steel Works, Ltd. (The)(b)(c)               10,000      164,099
---------------------------------------------------------------------
Kawasaki Heavy Industries, Ltd.(b)(c)             21,000       76,431
---------------------------------------------------------------------
Nabtesco Corp.(b)(c)                               8,000      136,430
---------------------------------------------------------------------
Organo Corp.(b)                                    5,000       83,110
---------------------------------------------------------------------
Sumitomo Heavy Industries, Ltd.(b)                13,000      171,902
=====================================================================
                                                              631,972
=====================================================================

IT CONSULTING & OTHER SERVICES-1.86%

Nomura Research Institute, Ltd.(b)                 4,900      172,379
=====================================================================

LIFE & HEALTH INSURANCE-0.54%

Sony Financial Holdings Inc.(d)                       14       50,365
=====================================================================

MARINE-4.34%

Kawasaki Kisen Kaisha, Ltd.(b)                    10,000      138,594
---------------------------------------------------------------------
Mitsui O.S.K. Lines, Ltd.(b)                      16,000      264,151
=====================================================================
                                                              402,745
=====================================================================

OFFICE ELECTRONICS-1.03%

Canon Inc.(b)                                      1,900       96,010
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.31%

AOC Holdings, Inc.(b)                              8,000      121,720
=====================================================================

PHARMACEUTICALS-0.86%

Daiichi Sankyo Co., Ltd.(b)                        2,800       79,653
=====================================================================

AIM Japan Fund


                                                SHARES       VALUE
---------------------------------------------------------------------

PHOTOGRAPHIC PRODUCTS-2.43%

Nikon Corp.(b)(c)                                  4,000   $  127,625
---------------------------------------------------------------------
Tamron Co., Ltd.(b)                                2,500       97,593
=====================================================================
                                                              225,218
=====================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-3.39%

AEON Mall Co., Ltd.(b)(c)                          2,600       67,384
---------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.(b)         2,000       70,385
---------------------------------------------------------------------
Tokyu Land Corp.(b)(c)                             9,000       92,726
---------------------------------------------------------------------
Tokyu Livable, Inc.(b)(c)                          4,200       84,693
=====================================================================
                                                              315,188
=====================================================================

SEMICONDUCTOR EQUIPMENT-1.28%

Disco Corp.(b)(c)                                  2,000      118,880
=====================================================================

SEMICONDUCTORS-2.08%

Elpida Memory, Inc.(b)(d)                          2,900       98,865
---------------------------------------------------------------------
Sumco Corp.(b)                                     2,600       94,599
=====================================================================
                                                              193,464
=====================================================================

SPECIALTY CHEMICALS-0.88%

Daicel Chemical Industries Ltd.(b)                11,000       81,339
=====================================================================

STEEL-2.48%

Daido Steel Co., Ltd.(b)(c)                       15,000      101,989
---------------------------------------------------------------------
JFE Holdings, Inc.(b)                              2,200      128,526
=====================================================================
                                                              230,515
=====================================================================

TIRES & RUBBER-1.43%

Sumitomo Rubber Industries, Ltd.(b)               10,900      133,172
=====================================================================

TOBACCO-2.63%

Japan Tobacco Inc.(b)                                 42      244,466
=====================================================================

                                                SHARES       VALUE
---------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS-6.89%

Mitsubishi Corp.(b)                                7,400   $  230,072
---------------------------------------------------------------------
Mitsui & Co., Ltd.(b)                              9,000      233,988
---------------------------------------------------------------------
Sojitz Corp.(b)                                   38,200      175,511
=====================================================================
                                                              639,571
=====================================================================

TRUCKING-0.86%

Sankyu Inc.(b)                                    14,000       79,745
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.07%

KDDI Corp.(b)                                         16      121,130
---------------------------------------------------------------------
NTT DoCoMo, Inc.(b)                                   49       71,018
=====================================================================
                                                              192,148
=====================================================================
  Foreign Stocks (Japan) (Cost $7,842,935)                  8,902,159
=====================================================================

MONEY MARKET FUNDS-4.14%

Liquid Assets Portfolio-Institutional
  Class(e)                                       192,264      192,264
---------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)         192,264      192,264
=====================================================================
    Total Money Market Funds (Cost $384,528)                  384,528
=====================================================================
Total Investments (excluding investments
  purchased with cash collateral from
  securities loaned)-100.01% (Cost
  $8,227,463)                                               9,286,687
=====================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES ON LOAN

MONEY MARKET FUNDS-20.23%

Liquid Assets Portfolio-Institutional Class
  (Cost $1,878,928)(e)(f)                      1,878,928    1,878,928
=====================================================================
TOTAL INVESTMENTS-120.24% (Cost $10,106,391)               11,165,615
---------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(20.24)%                     (1,879,599)
---------------------------------------------------------------------
NET ASSETS-100.00%                                         $9,286,016
_____________________________________________________________________
=====================================================================

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $8,750,422, which represented 94.23% of the Fund's Net Assets. See Note 1A.
(c) All or a portion of this security was out on loan at October 31, 2007.
(d) Non-income producing security.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Japan Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $7,842,935)*        $ 8,902,159
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $2,263,456)                               2,263,456
===========================================================
Total investments (Cost $10,106,391)             11,165,615
===========================================================
Foreign currencies, at value (Cost $170)                193
-----------------------------------------------------------
Receivables for:
  Investments sold                                   91,108
-----------------------------------------------------------
  Fund shares sold                                   68,964
-----------------------------------------------------------
  Dividends                                          35,150
-----------------------------------------------------------
  Fund expenses absorbed                             17,780
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                4,940
-----------------------------------------------------------
Other assets                                          6,949
===========================================================
    Total assets                                 11,390,699
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              86,290
-----------------------------------------------------------
  Fund shares reacquired                             49,279
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             4,940
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,878,928
-----------------------------------------------------------
Accrued distribution fees                            14,994
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,324
-----------------------------------------------------------
Accrued transfer agent fees                           3,302
-----------------------------------------------------------
Accrued operating expenses                           65,626
===========================================================
Total liabilities                                 2,104,683
===========================================================
Net assets applicable to shares outstanding     $ 9,286,016
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 9,513,860
-----------------------------------------------------------
Undistributed net investment income (loss)           (9,794)
-----------------------------------------------------------
Undistributed net realized gain (loss)           (1,277,071)
-----------------------------------------------------------
Unrealized appreciation                           1,059,021
===========================================================
                                                $ 9,286,016
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $ 5,610,678
___________________________________________________________
===========================================================
Class B                                         $ 1,278,166
___________________________________________________________
===========================================================
Class C                                         $ 1,691,077
___________________________________________________________
===========================================================
Institutional Class                             $   706,095
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             598,296
___________________________________________________________
===========================================================
Class B                                             137,967
___________________________________________________________
===========================================================
Class C                                             182,493
___________________________________________________________
===========================================================
Institutional Class                                  75,001
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      9.38
-----------------------------------------------------------
  Offering price per share (Net asset value of
    $9.38 divided by 94.50%)                    $      9.93
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      9.26
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      9.27
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $      9.41
___________________________________________________________
===========================================================

* At October 31, 2007, securities with an aggregate value of $1,778,446 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Japan Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $7,326)        $   99,284
------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $1,883)                            12,235
========================================================================
    Total investment income                                      111,519
========================================================================

EXPENSES:

Advisory fees                                                     82,548
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    31,528
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         13,627
------------------------------------------------------------------------
  Class B                                                         11,552
------------------------------------------------------------------------
  Class C                                                         15,359
------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                 27,054
------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   9
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         16,961
------------------------------------------------------------------------
Registration and filing fees                                      67,579
------------------------------------------------------------------------
Professional services fees                                        73,194
------------------------------------------------------------------------
Other                                                             28,958
========================================================================
    Total expenses                                               418,369
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement(s)                                                (249,901)
========================================================================
    Net expenses                                                 168,468
========================================================================
Net investment income (loss)                                     (56,949)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                         (727,507)
------------------------------------------------------------------------
  Foreign currencies                                              (9,172)
========================================================================
                                                                (736,679)
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        1,210,844
------------------------------------------------------------------------
  Foreign currencies                                                 529
========================================================================
                                                               1,211,373
========================================================================
Net realized and unrealized gain (loss)                          474,694
========================================================================
Net increase in net assets resulting from operations          $  417,745
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Japan Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and the period March 31, 2006 (commencement date) to October 31, 2006.

                                                                 2007          2006
--------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (56,949)   $  (39,408)
--------------------------------------------------------------------------------------
  Net realized gain (loss)                                      (736,679)     (555,591)
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)         1,211,373      (152,352)
======================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  417,745      (747,351)
======================================================================================
Share transactions-net:
  Class A                                                        929,063     4,821,438
--------------------------------------------------------------------------------------
  Class B                                                        216,649     1,138,695
--------------------------------------------------------------------------------------
  Class C                                                        551,692     1,206,888
--------------------------------------------------------------------------------------
  Institutional Class                                                432       750,765
======================================================================================
    Net increase in net assets resulting from share
     transactions                                              1,697,836     7,917,786
======================================================================================
    Net increase in net assets                                 2,115,581     7,170,435
======================================================================================

NET ASSETS:

  Beginning of year                                            7,170,435            --
======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(9,794) and $(3,514), respectively)            $9,286,016    $7,170,435
______________________________________________________________________________________
======================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Japan Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

AIM Japan Fund


       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

AIM Japan Fund

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. RISKS INVOLVED IN INVESTING IN THE FUND -- Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
 ___________________________________________________________________
====================================================================

AIM Japan Fund


    Under the terms of a master sub-advisory agreement between AIM and Invesco Asset Management (Japan) Limited, AIM pays Invesco Asset Management (Japan) Limited 40% of the amount of AIM's compensation on sub-advised assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 1.70%, 2.45%, 2.45% and 1.45% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees and reimbursed expenses of $222,272 and reimbursed class level expenses of $17,603, $3,730, $4,960 and $9 expenses of Class A, Class B, Class C and Institutional Class shares, respectively.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $7,628 in front-end sales commissions from the sale of Class A shares and $436, $1,312 and $1,252 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in an affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

AIM Japan Fund


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class             $   --          $3,179,901        $(2,987,637)       $192,264        $ 5,186
-------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                 --           3,179,901         (2,987,637)        192,264          5,166
=================================================================================================
  Subtotal          $   --          $6,359,802        $(5,975,274)       $384,528        $10,352
_________________________________________________________________________________________________
=================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07        INCOME*
-------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class             $   --         $ 4,543,136        $(2,664,208)      $1,878,928       $ 1,883
=================================================================================================
  Total
    Investments
    in
    Affiliates      $   --         $10,902,938        $(8,639,482)      $2,263,456       $12,235
_________________________________________________________________________________________________
=================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $1,327.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $4,975 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or

AIM Japan Fund

affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At October 31, 2007, securities with an aggregate value of $1,778,446 were on loan to brokers. The loans were secured by cash collateral of $1,878,928 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2007, the Fund received dividends on cash collateral investments of $1,883 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

There were no ordinary income or long term capital gain distributions paid during the year ended October 31, 2007 and the period March 31, 2006 (commencement date) to October 31, 2006.


TAX COMPONENTS OF NET ASSETS:



As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
---------------------------------------------------------------------------
Net unrealized appreciation -- investments                      $   945,026
---------------------------------------------------------------------------
Temporary book/tax differences                                       (3,467)
---------------------------------------------------------------------------
Capital loss carryforward                                        (1,169,403)
---------------------------------------------------------------------------
Shares of beneficial interest                                     9,513,860
===========================================================================
  Total net assets                                              $ 9,286,016
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the treatment of passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(203).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2007 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2014                                                 $  516,097
-----------------------------------------------------------------------------
October 31, 2015                                                    653,306
=============================================================================
Total capital loss carryforward                                  $1,169,403
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $12,399,476 and $11,129,213, respectively.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS

Aggregate unrealized appreciation of investment securities      $1,293,661
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (348,432)
==========================================================================
Net unrealized appreciation of investment securities            $  945,229
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $10,220,386.

AIM Japan Fund

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2007, undistributed net investment income (loss) was increased by $50,669, undistributed net realized gain (loss) was increased by $8,301 and shares of beneficial interest decreased by $58,970. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                         CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------
                                                                                             MARCH 31, 2006
                                                                                              (COMMENCEMENT
                                                                                                DATE) TO
                                                                    YEAR ENDED                 OCTOBER 31,
                                                                OCTOBER 31, 2007(A)               2006
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      696,155    $ 6,346,121     651,753    $ 6,144,792
----------------------------------------------------------------------------------------------------------------
  Class B                                                       45,503        412,714     139,384      1,354,677
----------------------------------------------------------------------------------------------------------------
  Class C                                                      132,084      1,203,331     146,443      1,407,660
----------------------------------------------------------------------------------------------------------------
  Institutional Class                                               --             --      75,001        750,010
================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        4,505         41,370       1,806         15,881
----------------------------------------------------------------------------------------------------------------
  Class B                                                       (4,549)       (41,370)     (1,813)       (15,881)
----------------------------------------------------------------------------------------------------------------
Reacquired:(b)
  Class A                                                     (602,418)    (5,458,428)   (153,505)    (1,339,235)
----------------------------------------------------------------------------------------------------------------
  Class B                                                      (17,261)      (154,695)    (23,297)      (200,101)
----------------------------------------------------------------------------------------------------------------
  Class C                                                      (72,973)      (651,639)    (23,061)      (200,772)
----------------------------------------------------------------------------------------------------------------
  Institutional Class                                               --            432          --            755
================================================================================================================
                                                               181,046    $ 1,697,836     812,711    $ 7,917,786
________________________________________________________________________________________________________________
================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
     In addition, 30% of the outstanding shares of the Fund are owned by AIM.
(b) Net of redemption fees of $5,556 and $6,809 which were allocated among the classes based on relative net assets of each class for the year ended October 31, 2007 and for the period March 31, 2006 (commencement date) to October 31, 2006, respectively.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM Japan Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                                                         MARCH 31, 2006
                                                                        YEAR ENDED                   (COMMENCEMENT DATE) TO
                                                                     OCTOBER 31, 2007                   OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  8.83                             $ 10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                             (0.04)                              (0.04)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                             0.58                               (1.14)
==============================================================================================================================
    Total from investment operations                                        0.54                               (1.18)
==============================================================================================================================
Redemption fees added to shares of beneficial interest                      0.01                                0.01
==============================================================================================================================
Net asset value, end of period                                           $  9.38                             $  8.83
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(a)                                                             6.23%                             (11.70)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                 $ 5,611                             $ 4,417
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                            1.72%(b)                            1.77%(c)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                         4.56%(b)                            6.96%(c)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets                (0.45)%(b)                          (0.87)%(c)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(d)                                                   128%                                 37%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $5,450,852.
(c)  Annualized.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                                         MARCH 31, 2006
                                                                        YEAR ENDED                   (COMMENCEMENT DATE) TO
                                                                     OCTOBER 31, 2007                   OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  8.79                             $ 10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                             (0.10)                              (0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                             0.56                               (1.14)
==============================================================================================================================
    Total from investment operations                                        0.46                               (1.22)
==============================================================================================================================
Redemption fees added to shares of beneficial interest                      0.01                                0.01
==============================================================================================================================
Net asset value, end of period                                           $  9.26                             $  8.79
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(a)                                                             5.35%                             (12.10)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                 $ 1,278                             $ 1,005
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                            2.47%(b)                            2.52%(c)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                         5.31%(b)                            7.71%(c)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets                (1.20)%(b)                          (1.62)%(c)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(d)                                                   128%                                 37%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $1,155,195.
(c)  Annualized.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Japan Fund

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                                                           MARCH 31, 2006
                                                                 YEAR ENDED            (COMMENCEMENT DATE) TO
                                                              OCTOBER 31, 2007            OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  8.79                      $ 10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.10)                       (0.08)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.57                        (1.14)
================================================================================================================
    Total from investment operations                                 0.47                        (1.22)
================================================================================================================
Redemption fees added to shares of beneficial interest               0.01                         0.01
================================================================================================================
Net asset value, end of period                                    $  9.27                      $  8.79
________________________________________________________________________________________________________________
================================================================================================================
Total return(a)                                                      5.46%                      (12.10)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $ 1,691                      $ 1,085
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.47%(b)                     2.52%(c)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  5.31%(b)                     7.71%(c)
================================================================================================================
Ratio of net investment income (loss) to average net assets         (1.20)%(b)                   (1.62)%(c)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(d)                                            128%                          37%
________________________________________________________________________________________________________________
================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $1,535,881.
(c)  Annualized.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                              INSTITUTIONAL CLASS
                                                              ---------------------------------------------------
                                                                                            MARCH 31, 2006
                                                                 YEAR ENDED             (COMMENCEMENT DATE) TO
                                                              OCTOBER 31, 2007             OCTOBER 31, 2006
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  8.85                      $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)                       (0.03)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.57                        (1.13)
=================================================================================================================
    Total from investment operations                                 0.55                        (1.16)
=================================================================================================================
Redemption fees added to shares of beneficial interest               0.01                         0.01
=================================================================================================================
Net asset value, end of period                                    $  9.41                      $  8.85
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(a)                                                      6.33%                      (11.50)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   706                      $   664
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.46%(b)                     1.52%(c)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  3.97%(b)                     6.41%(c)
=================================================================================================================
Ratio of net investment income (loss) to average net assets         (0.19)%(b)                   (0.62)%(c)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(d)                                            128%                          37%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $686,762.
(c)  Annualized.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Japan Fund


NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Japan Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Japan Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Japan Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period March 31, 2006 (commencement date) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Japan Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                             BEGINNING                    ACTUAL                            EXPENSES)
                              ACCOUNT            ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                          VALUE          ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)      PERIOD (2)        (10/31/07)        PERIOD (2)         RATIO
A                            $1,000.00          $1,039.90          $ 8.79           $1,016.59           $8.69            1.71%
B                             1,000.00           1,034.60           12.62            1,012.80           12.48            2.46
C                             1,000.00           1,036.90           12.63            1,012.80           12.48            2.46

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Japan Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM      approve the continuance of each AIM         eration of AIM's portfolio and product
Investment Funds is required under the        Fund's investment advisory agreement and    review process, various back office
Investment Company Act of 1940 to approve     sub-advisory agreement, if applicable       support functions provided by AIM, and
annually the renewal of the AIM Japan Fund    (advisory agreements), for another year.    AIM's equity and fixed income trading
(the Fund) investment advisory agreement                                                  operations. The Board concluded that the
with A I M Advisors, Inc. (AIM). During          The independent Trustees, as mentioned   nature, extent and quality of the advisory
contract renewal meetings held on June        above, are assisted in their annual         services provided to the Fund by AIM were
25-27, 2007, the Board as a whole and the     evaluation of the advisory agreements by    appropriate and that AIM currently is
disinterested or "independent" Trustees,      the independent Senior Officer. One         providing satisfactory advisory services
voting separately, approved the continuance   responsibility of the Senior Officer is     in accordance with the terms of the Fund's
of the Fund's investment advisory agreement   to manage the process by which the AIM      advisory agreement. In addition, based on
for another year, effective July 1, 2007.     Funds' proposed management fees are         their ongoing meetings throughout the year
In doing so, the Board determined that the    negotiated during the annual contract       with the Fund's portfolio managers, the
Fund's advisory agreement is in the best      renewal process to ensure that they are     Board concluded that these individuals are
interests of the Fund and its shareholders    negotiated in a manner which is at arms'    competent and able to continue to carry
and that the compensation to AIM under the    length and reasonable. Accordingly, the     out their responsibilities under the
Fund's advisory agreement is fair and         Senior Officer must either supervise a      Fund's advisory agreement.
reasonable.                                   competitive bidding process or prepare an
                                              independent written evaluation. The            In determining whether to continue the
   The independent Trustees met separately    Senior Officer has recommended that an      Fund's advisory agreement, the Board
during their evaluation of the Fund's         independent written evaluation be           considered the prior relationship between
investment advisory agreement with            provided and, upon the direction of the     AIM and the Fund, as well as the Board's
independent legal counsel from whom they      Board, has prepared an independent          knowledge of AIM's operations, and
received independent legal advice, and the    written evaluation.                         concluded that it was beneficial to
independent Trustees also received                                                        maintain the current relationship, in
assistance during their deliberations from       During the annual contract renewal       part, because of such knowledge. The Board
the independent Senior Officer, a full-time   process, the Board considered the factors   also considered the steps that AIM and its
officer of the AIM Funds who reports          discussed below under the heading           affiliates have taken over the last
directly to the independent Trustees. The     "Factors and Conclusions and Summary of     several years to improve the quality and
following discussion more fully describes     Independent Written Fee Evaluation" in      efficiency of the services they provide to
the process employed by the Board to          evaluating the fairness and                 the Funds in the areas of investment
evaluate the performance of the AIM Funds     reasonableness of the Fund's advisory       performance, product line diversification,
(including the Fund) throughout the year      agreement at the contract renewal           distribution, fund operations, shareholder
and, more specifically, during the annual     meetings and at their meetings throughout   services and compliance. The Board
contract renewal meetings.                    the year as part of their ongoing           concluded that the quality and efficiency
                                              oversight of the Fund. The Fund's           of the services AIM and its affiliates
THE BOARD'S FUND EVALUATION PROCESS           advisory agreement was considered           provide to the AIM Funds in each of these
                                              separately, although the Board also         areas have generally improved, and support
The Board's Investments Committee has         considered the common interests of all of   the Board's approval of the continuance of
established three Sub-Committees which are    the AIM Funds in their deliberations. The   the Fund's advisory agreement.
responsible for overseeing the management     Board comprehensively considered all of
of a number of the series portfolios of the   the information provided to them and did    B. FUND PERFORMANCE
AIM Funds. This Sub-Committee structure       not identify any particular factor that
permits the Trustees to focus on the          was controlling. Furthermore, each          The Board noted that the Fund has not been
performance of the AIM Funds that have been   Trustee may have evaluated the              in operation for a full calendar year. The
assigned to them. The Sub-Committees meet     information provided differently from one   Board also considered the steps AIM has
throughout the year to review the             another and attributed different weight     taken over the last several years to
performance of their assigned funds, and      to the various factors. The Trustees        improve the quality and efficiency of the
the Sub-Committees review monthly and         recognized that the advisory arrangements   services that AIM provides to the AIM
quarterly comparative performance             and resulting advisory fees for the Fund    Funds. The Board concluded that AIM
information and periodic asset flow data      and the other AIM Funds are the result of   continues to be responsive to the Board's
for their assigned funds. These materials     years of review and negotiation between     focus on fund performance.
are prepared under the direction and          the Trustees and AIM, that the Trustees
supervision of the independent Senior         may focus to a greater extent on certain    C. ADVISORY FEES AND FEE WAIVERS
Officer. Over the course of each year, the    aspects of these arrangements in some
Sub-Committees meet with portfolio managers   years than others, and that the Trustees'   The Board noted that AIM had set the
for their assigned funds and other members    deliberations and conclusions in a          contractual advisory fee schedule in the
of management and review with these           particular year may be based in part on     Fund's advisory agreement based upon the
individuals the performance, investment       their deliberations and conclusions of      median effective management fee rate
objective(s), policies, strategies and        these same arrangements throughout the      (comprised of advisory fees plus, in some
limitations of these funds.                   year and in prior years.                    cases, administrative fees) at various
                                                                                          asset levels of competitor funds with
   In addition to their meetings throughout   FACTORS AND CONCLUSIONS AND SUMMARY OF      investment strategies comparable to those
the year, the Sub-Committees meet at          INDEPENDENT WRITTEN FEE EVALUATION          of the Fund. In addition, the Board noted
designated contract renewal meetings each                                                 that the Fund's contractual advisory fee
year to conduct an in-depth review of the     The discussion below serves as a summary    schedule is the same as the uniform fee
performance, fees and expenses of their       of the Senior Officer's independent         schedule that applies to other funds
assigned funds. During the contract renewal   written evaluation, as well as a            advised by AIM with investment strategies
process, the Trustees receive comparative     discussion of the material factors and      comparable to those of the Fund, which
performance and fee data regarding all the    related conclusions that formed the basis   uniform fee schedule includes breakpoints
AIM Funds prepared by an independent          for the Board's approval of the Fund's      and is based on net asset levels. The
company, Lipper, Inc., under the direction    advisory agreement. Unless otherwise        Board also compared the Fund's contractual
and supervision of the independent Senior     stated, information set forth below is as   advisory fee rate to the contractual
Officer who also prepares a separate          of June 27, 2007 and does not reflect any   advisory fee rates of other clients of AIM
analysis of this information for the          changes that may have occurred since that   and its affiliates with investment
Trustees. Each Sub-Committee then makes       date, including but not limited to          strategies comparable to those of the
recommendations to the Investments            changes to the Fund's performance,          Fund, including nine offshore funds
Committee regarding the performance, fees     advisory fees, expense limitations and/or   advised and sub-advised by AIM affiliates.
and expenses of their assigned funds. The     fee waivers.                                The Board noted that the Fund's rate was
Investments Committee considers each                                                      lower that the rates for three of the
Sub-Committee's recommendations and makes     I. INVESTMENT ADVISORY AGREEMENT            offshore funds, comparable to the rate for
its own recommendations regarding the                                                     one of the offshore funds, and higher than
performance, fees and expenses of the AIM     A. NATURE, EXTENT AND QUALITY OF SERVICES   the rates for five of the offshore funds.
Funds to the full Board. Moreover, the           PROVIDED BY AIM
Investments Committee considers each                                                         Additionally, the Board compared the
Sub-Committee's recommendations in making     The Board reviewed the advisory services    Fund's contractual advisory fee rate to
its annual recommendation to the Board        provided to the Fund by AIM under the       the total advisory fees paid by numerous
whether to                                    Fund's advisory agreement, the              separately managed accounts/wrap accounts
                                              performance of AIM in providing these       advised by an AIM affiliate. The Board
                                              services, and the credentials and           noted that the Fund's rate was above the
                                              experience of the officers and employees    rates for the separately managed
                                              of AIM who provide these services. The      accounts/wrap
                                              Board's review of the qualifications of
                                              AIM to provide these services included
                                              the Board's consid-
                                                                                                                        (continued)

AIM Japan Fund

accounts. The Board considered that           concluded that AIM has the financial        II. Sub-Advisory Agreement
management of the separately managed          resources necessary to fulfill these
accounts/wrap accounts by the AIM affiliate   obligations.                                A. NATURE, EXTENT AND QUALITY OF SERVICES
involves different levels of services and                                                    PROVIDED BY THE SUB-ADVISOR
different operational and regulatory          F. INDEPENDENT WRITTEN EVALUATION OF THE
requirements than AIM's management of the        FUND'S SENIOR OFFICER                    The Board reviewed the services provided
Fund. The Board concluded that these                                                      by INVESCO Asset Management (Japan)
differences are appropriately reflected in    The Board noted that, upon their            Limited (the Sub-Advisor) under the Fund's
the fee structure for the Fund and the        direction, the Senior Officer of the        sub-advisory agreement, the performance of
separately managed accounts/wrap accounts.    Fund, who is independent of AIM and AIM's   the Sub-Advisor in providing these
                                              affiliates, had prepared an independent     services, and the credentials and
   The Board noted that AIM has               written evaluation to assist the Board in   experience of the officers and employees
contractually agreed to waive fees and/or     determining the reasonableness of the       of the Sub-Advisor who provide these
limit expenses of the Fund through at least   proposed management fees of the AIM         services. The Board concluded that the
June 30, 2008 in an amount necessary to       Funds, including the Fund. The Board        nature, extent and quality of the services
limit total annual operating expenses to a    noted that they had relied upon the         provided by the Sub-Advisor were
specified percentage of average daily net     Senior Officer's written evaluation         appropriate and that the Sub-Advisor
assets for each class of the Fund. The        instead of a competitive bidding process.   currently is providing satisfactory
Board considered the contractual nature of    In determining whether to continue the      services in accordance with the terms of
this fee waiver and noted that it remains     Fund's advisory agreement, the Board        the Fund's sub-advisory agreement. In
in effect until at least June 30, 2008. The   considered the Senior Officer's written     addition, based on their ongoing meetings
Board reviewed the Fund's effective           evaluation.                                 throughout the year with the Fund's
advisory fee rate, after taking account of                                                portfolio managers, the Board concluded
this expense limitation, and considered the   G. COLLATERAL BENEFITS TO AIM AND ITS       that these individuals are competent and
effect this expense limitation would have        AFFILIATES                               able to continue to carry out their
on the Fund's estimated total expenses. The                                               responsibilities under the Fund's
Board concluded that the levels of fee        The Board considered various other          sub-advisory agreement.
waivers/expense limitations for the Fund      benefits received by AIM and its
were fair and reasonable.                     affiliates resulting from AIM's             B. FUND PERFORMANCE
                                              relationship with the Fund, including the
   After taking account of the Fund's         fees received by AIM and its affiliates     The Board noted that the Fund has not been
contractual advisory fee rate, as well as     for their provision of administrative,      in operation for a full calendar year. The
the comparative advisory fee information      transfer agency and distribution services   Board also considered the steps AIM has
and the expense limitation discussed above,   to the Fund. The Board considered the       taken over the last several years to
the Board concluded that the Fund's           performance of AIM and its affiliates in    improve the quality and efficiency of the
advisory fees were fair and reasonable.       providing these services and the            services that AIM provides to the AIM
                                              organizational structure employed by AIM    Funds. The Board concluded that AIM
D. ECONOMIES OF SCALE AND BREAKPOINTS         and its affiliates to provide these         continues to be responsive to the Board's
                                              services. The Board also considered that    focus on fund performance.
The Board considered the extent to which      these services are provided to the Fund
there are economies of scale in AIM's         pursuant to written contracts which are     C. SUB-ADVISORY FEES
provision of advisory services to the Fund.   reviewed and approved on an annual basis
The Board also considered whether the Fund    by the Board. The Board concluded that      The Board compared the Fund's contractual
benefits from such economies of scale         AIM and its affiliates were providing       sub-advisory fee rate to the sub-advisory
through contractual breakpoints in the        these services in a satisfactory manner     fees paid by other sub-advisory clients of
Fund's advisory fee schedule or through       and in accordance with the terms of their   the Sub-Advisor with investment strategies
advisory fee waivers or expense               contracts, and were qualified to continue   comparable to those of the Fund, including
limitations. The Board noted that the         to provide these services to the Fund.      nine offshore funds sub-advised by the
Fund's contractual advisory fee schedule                                                  Sub-Advisor. The Board noted that the
includes seven breakpoints but that, due to      The Board considered the benefits        Fund's sub-advisory fee rate was the same
the Fund's asset level at the end of the      realized by AIM as a result of portfolio    as the sub-advisory fee rate for one of
past calendar year and the way in which the   brokerage transactions executed through     the offshore funds, below the sub-advisory
breakpoints have been structured, the Fund    "soft dollar" arrangements. Under these     fee rates for three of the offshore funds,
has yet to benefit from the breakpoint.       arrangements, portfolio brokerage           and above the sub-advisory fee rates for
Based on this information, the Board          commissions paid by the Fund and/or other   five of the offshore funds. Additionally,
concluded that the Fund's advisory fees       funds advised by AIM are used to pay for    the Board compared the Fund's contractual
would reflect economies of scale at higher    research and execution services. The        sub-advisory fee rate to the total
asset levels. The Board also noted that the   Board noted that soft dollar arrangements   advisory fees paid by numerous separately
Fund shares directly in economies of scale    shift the payment obligation for the        managed accounts/wrap accounts sub-advised
through lower fees charged by third party     research and executions services from AIM   by the Sub-Advisor with investment
service providers based on the combined       to the funds and therefore may reduce       strategies comparable to those of the
size of all of the AIM Funds and              AIM's expenses. The Board also noted that   Fund. The Board noted that the Fund's
affiliates.                                   research obtained through soft dollar       sub-advisory fee rate was above the rates
                                              arrangements may be used by AIM in making   for the separately managed accounts/wrap
E. PROFITABILITY AND FINANCIAL RESOURCES OF   investment decisions for the Fund and may   accounts. The Board considered the
   AIM                                        therefore benefit Fund shareholders. The    services to be provided by the Sub-Advisor
                                              Board concluded that AIM's soft dollar      pursuant to the Fund's sub-advisory
The Board reviewed information from AIM       arrangements were appropriate. The Board    agreement and the services to be provided
concerning the costs of the advisory and      also concluded that, based on their         by AIM pursuant to the Fund's advisory
other services that AIM and its affiliates    review and representations made by AIM,     agreement, as well as the allocation of
provide to the Fund and the profitability     these arrangements were consistent with     fees between AIM and the Sub-Advisor
of AIM and its affiliates in providing        regulatory requirements.                    pursuant to the sub-advisory agreement.
these services. The Board also reviewed                                                   The Board noted that the sub-advisory fees
information concerning the financial             The Board considered the fact that the   have no direct effect on the Fund or its
condition of AIM and its affiliates. The      Fund's uninvested cash and cash             shareholders, as they are paid by AIM to
Board also reviewed with AIM the              collateral from any securities lending      the Sub-Advisor, and that AIM and the
methodology used to prepare the               arrangements may be invested in money       Sub-Advisor are affiliates. After taking
profitability information. The Board          market funds advised by AIM pursuant to     account of the Fund's contractual
considered the overall profitability of       procedures approved by the Board. The       sub-advisory fee rate, as well as the
AIM, as well as the profitability of AIM in   Board noted that AIM will receive           comparative sub-advisory fee information
connection with managing the Fund. The        advisory fees from these affiliated money   and the expense limitation discussed
Board noted that AIM continues to operate     market funds attributable to such           above, the Board concluded that the Fund's
at a net profit, although increased           investments, although AIM has               sub-advisory fees were fair and
expenses in recent years have reduced the     contractually agreed to waive the           reasonable.
profitability of AIM and its affiliates.      advisory fees payable by the Fund with
The Board concluded that the Fund's           respect to its investment of uninvested     D. FINANCIAL RESOURCES OF THE SUB-ADVISOR
advisory fees were fair and reasonable, and   cash in these affiliated money market
that the level of profits realized by AIM     funds through at least June 30, 2008. The   The Board considered whether the
and its affiliates from providing services    Board considered the contractual nature     Sub-Advisor is financially sound and has
to the Fund was not excessive in light of     of this fee waiver and noted that it        the resources necessary to perform its
the nature, quality and extent of the         remains in effect until at least June 30,   obligations under the Fund's sub-advisory
services provided. The Board considered       2008. The Board concluded that the Fund's   agreement, and concluded that the
whether AIM is financially sound and has      investment of uninvested cash and cash      Sub-Advisor has the financial resources
the resources necessary to perform its        collateral from any securities lending      necessary to fulfill these obligations.
obligations under the Fund's advisory         arrangements in the affiliated money
agreement, and                                market funds is in the best interests of
                                              the Fund and its shareholders.

AIM Japan Fund

TAX INFORMATION

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 99.61%, 97.72%, 99.83%, and 99.42%, respectively.

AIM Japan Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Japan Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Asset
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    Management
                              Houston, TX 77046-1173   Suite 100                Suite 2900               (Japan)
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Limited
                                                                                                         Shiroyama
                                                                                                         Trust
                                                                                                         Tower
                                                                                                         25th
                                                                                                         Floor
                                                                                                         3-1
                                                                                                         Toranomon
                                                                                                         4-Chrome
                                                                                                         Chlyoda-Ku
                                                                                                         Minato-Ku,
                                                                                                         Toyko
                                                                                                         105-6025
                                                                                                         Japan

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM Japan Fund
                                             ==========================================
Institutional Class Shares                   Average Annual Total Returns                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 10/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has ban prepared                                                RECENT RETURNS MAY BE MORE OR LESS THAN
to provide Institutional Class               Inception (3/31/06)                 -3,76%   THOSE SHOWN. ML RETURNS ASSUME
shareholders with a performance overview        1 Year                            6.33    REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional                                                 INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      Average Annual Total Returns                 FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         For periods ended 9/30/07, most recent       ORIGINAL COST SEE FULL REPORT FOR
criteria.                                    calendar quarter-end                         INFORMATION ON COMPARATIVE BENCHMARKS.
                                                                                          PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             Inception (3/31/06)                 -4.31%   MORE INFORMATION. FOR THE MOST CURRENT
                                                1 Year                            6.00    MONTH-END PERFORMANCE, PLEASE CALL
                                             ==========================================   800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NAV.
                                             PERFORMANCE OF INSTITUTIONAL CLASS SHARES
                                             WILL DIFFER FROM PERFORMANCE OF OTHER
                                             SHARE CLASSES PRIMARILY DUE TO DIFFERING
                                             SALES CHARGES AND CLASS EXPENSES.

                                                A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
                                             THE FUND WITHIN 30 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUND'S PROSPECTUS.

==========================================      HAD DIE ADVISOR NOT WAIVED FEES AND/OR
NASDAQ Symbol                        AJFIX   REIMBURSED EXPENSES, PERFORMANCE WOULD
==========================================   HAVE BEEN LOWER.

Over for information on your Fund's expenses.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES,
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use,

AIMinvestments.com               JAP-INS-1              A I M Distributors, Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

Your Fund's long-term performance

Past performance cannot guarantee               The Lipper Japan Funds Index is an           The Fund is not managed to track the
comparable future results.                   equally weighted representation of the       performance of any particular index,
                                             largest funds in the Lipper Japan Funds      including the indexes defined here, and
   The data shown in the chart Include       category. These funds concentrate their      consequently, the performance of the Fund
reinvested distributions, Fund expense and   investments in equity securities of          may deviate significantly from the
management fees. Index results include       Japanese companies.                          performance of the indexes.
reinvested dividends. Performance of an
index of funds reflects fund expenses and       The MSCI EAFE(R) INDEX is a free             A direct investment cannot be made in
management fees; performance of a market     floatadjusted market capitalization index    an index. Unless otherwise indicated,
index does not. Performance shown in the     that is designed to measure developed        index results include reinvested
chart and table(s) does not reflect          market equity performance, excluding the     dividends, and they do not reflect sales
deduction of taxes a shareholder would pay   U.S. and Canada.                             charges. Perfoimance of an index of funds
on Fund distributions or sale of Fund                                                     reflects fund expenses; performance of a
share. Performance of the indexes does not      The TOKYO STOCK PRICE INDEX               market index does not.
reflect the effects of taxes.                (price-only) is a capitalization-weighted
                                             index of first section stock (larger
                                             companies) listed on the Tokyo Stock
                                             Exchange.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 3/31/06

        Date             AIM Japan Fund           MSCI EAFE Index(1)               Tokyo Stock             Lipper Japan
                         -Institutional                                          Price Index(2)            Funds Index(1)
                          Class Shares
       3/31/06               $10000                    $10000                        $10000                   $10000
          4/06                 9960                     10478                         10254                    10095
          5/06                 9360                     10071                          9560                     9317
          6/06                 9070                     10070                          9426                     9109
          7/06                 8710                     10170                          9325                     8759
          8/06                 8890                     10449                          9468                     8947
          9/06                 8831                     10465                          9280                     8901
         10/06                 8851                     10873                          9422                     9010
         11/06                 8872                     11197                          9418                     8953
         12/06                 9052                     11549                          9599                     9141
          1/07                 9052                     11627                          9683                     9207
          2/07                 9362                     11721                         10066                     9562
          3/07                 9182                     12020                          9909                     9414
          4/07                 9042                     12554                          9658                     9105
          5/07                 9362                     12774                          9800                     9313
          6/07                 9382                     12789                          9791                     9357
          7/07                 9551                     12601                          9730                     9427
          8/07                 9252                     12404                          9433                     9047
          9/07                 9362                     13068                          9575                     9231
         10/07                 9410                     13581                          9563                     9350

====================================================================================================================================

                                                                           Sources: (1)  Lipper Inc.,

                                                                                    (2)  A I M Management Group Inc., Bioomberg L.P.

AIM Japan Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS               (05/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00        $1,040.90         $7.46         $1,017.90         $7.38          1.45%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     JAP-INS-1     A I M Distributors, Inc.

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your fund and account         (SEC) on Form N-Q. The most recent list of portfolio holdings is
information via e-mail. Once your quarterly statements, tax         available at AIMinvestments.com. From our home page, click on
forms, fund reports, and prospectuses are available, we will send   Products & Performance, then Mutual Funds, then Fund Overview.
you an e-mail notification containing links to these documents.     Select your Fund from the drop-down menu and click on Complete
For security purposes, you will need to log in to your account to   Quarterly Holdings. Shareholders can also look up the Fund's
view your statements and tax forms.                                 Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
                                                                    Forms N-Q may be reviewed and copied at the SEC Public Reference
WHY SIGN UP?                                                        Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information
Register for eDelivery to:                                          about duplicating fee charges, by calling 202-942-8090 or
                                                                    800-732-0330, or by electronic request at the following e-mail
o  save your Fund the cost of printing and postage.                 address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also
o  save the documents to your personal computer or print them out   available on the SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    JAP-AR-1    A I M Distributors, Inc.

                                                                                                            [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

DOMESTIC EQUITY

                                AIM Trimark Endeavor Fund
                                Annual Report to Shareholders - October 31, 2007

Mid-Cap Blend

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   11
Notes to Financial Statements ...   14
Financial Highlights ............   21
Auditor's Report ................   25
Fund Expenses ...................   26
Approval of Advisory Agreement ..   27             [COVER GLOBE IMAGE]
Tax Information .................   29
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]    INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Trimark Endeavor Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 2006(1) and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            -REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1) U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Trimark Endeavor Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
   Bruce L. Crockett     of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Trimark Endeavor Fund

Management's discussion of Fund performance                                               to five years. We use this long-term
                                                                                          approach because we believe good business
=======================================================================================   strategies usually take that amount of
PERFORMANCE SUMMARY                                                                       time to implement and to produce strong
                                                                                          earnings growth. We also use a
For the fiscal year ended October 31, 2007, all share classes of AIM Trimark Endeavor     concentrated portfolio approach,
Fund, excluding applicable sales charges, underper-formed the Fund's broad market,        constructing a portfolio of about 25 to 50
style-specific and peer group indexes.                                                    stocks. We believe this allows each
                                                                                          investment opportunity to materially
   Your Fund's underperformance was driven largely by below-market returns from select    impact the Fund performance.
investments in the consumer discretionary sector and our avoidance of the energy
sector. The largest positive contributors to performance were select investments in the      While deliberate efforts are made to
consumer discretionary and health care sectors.                                           reduce risk through industry
                                                                                          diversification, our primary method of
   Your Fund's long-term performance appears later in this report.                        attempting to reduce risk is to purchase
                                                                                          businesses that are trading below their
FUND VS. INDEXES                                                                          estimated intrinsic value. Thus, if our
                                                                                          assessment of the company's future is
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales charges    incorrect and the stock declines in price,
were included, returns would be lower.                                                    the impact should be tempered since we
                                                                                          originally acquired the stock at less than
Class A Shares                                          12.44%                            its estimated intrinsic value.
Class B Shares                                          11.58
Class C Shares                                          11.58                                Holdings are considered for sale if:
Class R Shares                                          12.11
S&P 500 Index* (Broad Market Index)                     14.55                             o  A more attractive investment
Russell Midcap Index* (Style-Specific Index)            15.24                                opportunity exists
Lipper Mid-Cap Core Funds Index* (Peer Group Index)     16.21
                                                                                          o  Full value of the investment is deemed
SOURCE: * LIPPER INC.                                                                        to have been realized
=======================================================================================
                                                                                             Holdings are also considered for sale
How we invest                                based on its future cash flows, management   if the original thesis for buying the
                                             performance and business fundamentals.       company changes due to a fundamental
We view ourselves as business people                                                      negative change in management strategy or
buying businesses, and we consider the          In conducting a comprehensive analysis    a fundamental negative change in the
purchase of a stock as an ownership          of a company, we strive to identify          competitive environment.
interest in a business. We strive to         primarily U.S. stocks which have:
develop a proprietary view of a business                                                  Market conditions and your Fund
through in-depth, fundamental research       o  Sustainable competitive advantages
that includes careful financial statement                                                 Equity markets posted healthy gains during
analysis and meetings with company           o  Strong growth prospects                   the fiscal year as strong economic growth,
management teams. We then seek to purchase                                                solid corporate profits and increased
businesses whose stock prices are below      o  High barriers to entry                    merger
what we have calculated to be the true
value of the company                         o  Honest and capable management teams                                      (continued)

                                                Also central to the Trimark discipline
                                             is our adherence to an investment horizon
                                             of three

==========================================   ==========================================   ==========================================

   PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                    1. Health Care Equipment              9.6%    1. Manpower Inc.                     5.8%
Consumer Discretionary               30.4%   2. Brewers                            6.1     2. Tempur-Pedic International Inc.   5.8
Industrials                          19.4    3. Leisure Products                   5.9     3. AMN Healthcare Services, Inc.     5.4
Health Care                          15.0    4. Human Resources &                          4. Kinetic Concepts, Inc.            5.3
Financials                           13.8       Employment Services                5.8     5. Ross Stores, Inc.                 5.0
Consumer Staples                      6.1    5. Home Furnishings                   5.8     6. Liz Claiborne, Inc.               5.0
Information Technology                2.1                                                  7. Con-way Inc.                      4.9
Materials                             1.8    Total Net Assets           $234.06 million    8. Zimmer Holdings, Inc.             4.4
Money Market Funds and U.S.                                                                9. Pool Corp.                        4.3
Treasury Securities Plus                     Total Number of Holdings*              27    10. HBOS PLC (United Kingdom)         4.1
Other Assets
Less Liabilities                     11.4

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings and U.S. Treasury securities.

==========================================   ==========================================   ==========================================

AIM Trimark Endeavor Fund

and acquisition activity overshadowed        of the total bedding market, Tempur-Pedic    attractive valuations relative to what we
concerns about record high oil prices, a     enjoys a significant market share within     believe are their long-term prospects. In
weak U.S. dollar and the housing market      this rapidly growing niche. We believe its   contrast, the market is often driven by
with its related sub-prime credit            strong brand, proprietary technology and     short-term events or outlooks in both good
situation. Beginning in July, most           relationships with retailers provide the     times and bad. Market volatility allows us
financial markets witnessed an increase in   company with sustainable competitive         to take advantage of investment
volatility primarily as a result of the      advantages. Combined with an outstanding     opportunities we believe have the
above-mentioned issues. The energy and       management team, long-term growth            potential to benefit your Fund in the long
materials sectors led the market for the     prospects and attractive valuation, this     term. As always, we thank you for your
fiscal year while financials and consumer    company represents many of the attributes    investment in AIM Trimark Endeavor Fund
discretionary stocks generally trailed.      we look for in a business.                   and for sharing our long-term investment
                                                                                          perspective.
   Our investment approach focuses on           Kinetic Concepts is a medical products
individual businesses rather than market     company that manufactures innovative wound   THE VIEWS AND OPINIONS EXPRESSED IN
sectors. Therefore, your Fund shares         care therapies that accelerate healing and   MANAGEMENT'S DISCUSSION OF FUND
little in common with sector weightings of   lower risk of complications. In addition     PERFORMANCE ARE THOSE OF A I M ADVISORS,
the Fund's indexes. However, if we were to   to improving patient outcomes, the           INC. THESE VIEWS AND OPINIONS ARE SUBJECT
broadly categorize businesses with which     therapies also reduce a hospital's cost of   TO CHANGE AT ANY TIME BASED ON FACTORS
we had the most success during the fiscal    care. The company has a dominant market      SUCH AS MARKET AND ECONOMIC CONDITIONS.
year, select investments in the consumer     share in treating large wounds but has the   THESE VIEWS AND OPINIONS MAY NOT BE RELIED
discretionary and health care sectors made   potential to continue growing strongly as    UPON AS INVESTMENT ADVICE OR
the biggest contributions to Fund            it expands the application of its            RECOMMENDATIONS, OR AS AN OFFER FOR A
performance. Select consumer discretionary   therapies into the broader wound market.     PARTICULAR SECURITY. THE INFORMATION IS
holdings were the largest detractors for     We started buying Kinetic Concepts in 2006   NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
the period.                                  at what we considered an attractive          ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
                                             valuation when uncertainty around a          THE FUND. STATEMENTS OF FACT ARE FROM
   Although the energy sector performed      lawsuit regarding the patent on this         SOURCES CONSIDERED RELIABLE, BUT A I M
strongly during the fiscal year, we          company's product caused the stock price     ADVISORS, INC. MAKES NO REPRESENTATION OR
continued to avoid oil, gas and base metal   to fall. Since our purchase the stock has    WARRANTY AS TO THEIR COMPLETENESS OR
company stocks as we believe the             posted significant gains.                    ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
risk/reward balance in those sectors is                                                   IS NO GUARANTEE OF FUTURE RESULTS, THESE
generally unattractive. Our avoidance of        Among the largest detractors from         INSIGHTS MAY HELP YOU UNDERSTAND OUR
this sector detracted from your Fund's       performance were POOL CORP. and LIZ          INVESTMENT MANAGEMENT PHILOSOPHY.
RETURN relative to the Russell Midcap        CLAIBORNE. A significant decline in the
Index.                                       number of new swimming pool installations       See important Fund and index
                                             in the U.S. negatively affected Pool            disclosures later in this report.
   We believe that it is extremely           Corp., a new addition to the Fund during
difficult to accurately forecast the price   the year. We believe the company's                      Clayton Zacharias
of commodities, such as crude oil, in the    fundamentals remain solid, but believe       [ZACHARIAS Chartered Financial Analyst,
short term. As such, we have shied away      growth may be restricted in the              PHOTO]     portfolio manager, is lead
from investing in businesses whose           short-term. However, we believe the                     portfolio manager for AIM
fortunes depend on the prices of             long-term fundamentals of this business                 Trimark Endeavor
commodities. Generally, as the price for a   remain sound and the thesis for owning the   Fund. Mr. Zacharias began his financial
commodity rises, consumers will look for     company remains intact. As such, we          services career in 1994, serving in
substitutes or simply use less of it. At     increased our position in the company.       progressively more senior corporate
the same time, higher prices generally                                                    finance and investment banking positions.
lead to an increase in supply as producers      Liz Claiborne's stock declined after      He joined AIM Trimark Investments in 2002
of the commodity try to capitalize on the    the announcement of its first and second     and became a portfolio manager in 2006.
higher prices. The combination of falling    quarter results, both of which were          Mr. Zacharias earned a Bachelor of
demand and increasing supply often leads     significantly below expectations. The        Business Administration degree from Simon
to lower prices for the commodity. We        company is facing both short-term and        Fraser University. He also is a chartered
believe this pattern may recur in the        longer-term challenges, but we believe the   accountant.
current market cycle.                        market overreacted to the news and failed
                                             to appreciate the long-term value of the
   Among the top contributors to Fund        business.
performance for the fiscal year were
TEMPUR-PEDIC INTERNATIONAL and KINETIC          During the fiscal year, we continued to
CONCEPTS. Tempur-Pedic is a manufacturer     focus on finding quality businesses
of premium visco-elastic mattresses and      trading at
pillows. While memory foam only makes up a
small portion

AIM Trimark Endeavor Fund

Your Fund's long-term performance            include reinvested dividends, but they do
                                             not reflect sales charges. Performance of
Past performance cannot guarantee            an index of funds reflects fund expenses
comparable future results.                   and management fees; performance of a
                                             market index does not. Performance shown
   The data shown in the chart include       in the chart and table(s) does not reflect
reinvested distributions, applicable sales   deduction of taxes a shareholder would pay
charges, Fund expenses and management        on Fund distributions or sale of Fund
fees. Results for Class B shares are         shares. Performance of the indexes does
calculated as if a hypothetical              not reflect the effects of taxes.
shareholder had liquidated his entire
investment in the Fund at the close of the
reporting period and paid the applicable
contingent deferred sales charges. Index
results

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 10/31/03, FUND DATA FROM 11/4/03

                           AIM                   AIM                   AIM                                             LIPPER
                         TRIMARK               TRIMARK               TRIMARK                          RUSSELL          MID-CAP
                      ENDEAVOR FUND         ENDEAVOR FUND         ENDEAVOR FUND         S&P 500        MIDCAP        CORE FUNDS
        DATE         -CLASS A SHARES       -CLASS B SHARES       -CLASS C SHARES       INDEX(1)       INDEX(1)        INDEX(1)

      10/31/03                                                                          $10000         $10000          $10000
         11/03            $9648                 $10210                $10210             10088          10281           10273
         12/03             9818                  10379                 10379             10617          10589           10533
          1/04            10082                  10649                 10649             10811          10896           10818
          2/04            10271                  10850                 10850             10962          11131           11024
          3/04            10441                  11020                 11020             10796          11133           10998
          4/04            10281                  10860                 10860             10627          10725           10652
          5/04            10441                  11020                 11020             10773          10991           10819
          6/04            10810                  11400                 11400             10982          11295           11114
          7/04            10403                  10970                 10970             10619          10801           10548
          8/04            10252                  10800                 10800             10661          10848           10509
          9/04            10828                  11401                 11401             10777          11200           10877
         10/04            10895                  11470                 11470             10941          11509           11056
         11/04            11433                  12030                 12030             11384          12210           11714
         12/04            11887                  12489                 12489             11771          12730           12160
          1/05            11755                  12350                 12350             11484          12415           11841
          2/05            11820                  12420                 12420             11726          12798           12135
          3/05            11754                  12340                 12340             11518          12697           12012
          4/05            11254                  11810                 11810             11300          12293           11554
          5/05            11546                  12110                 12110             11659          12882           12103
          6/05            11943                  12520                 12520             11676          13228           12388
          7/05            12340                  12930                 12930             12110          13925           12962
          8/05            12208                  12780                 12780             11999          13828           12885
          9/05            12000                  12550                 12550             12097          14011           12992
         10/05            11839                  12380                 12380             11895          13590           12655
         11/05            12369                  12920                 12920             12344          14193           13181
         12/05            12767                  13330                 13330             12349          14340           13310
          1/06            13202                  13770                 13770             12676          15077           13994
          2/06            13212                  13779                 13779             12710          15059           13974
          3/06            13922                  14509                 14509             12868          15432           14356
          4/06            14178                  14759                 14759             13041          15540           14502
          5/06            13458                  14009                 14009             12666          15017           13928
          6/06            13496                  14039                 14039             12683          15035           13883
          7/06            13269                  13789                 13789             12761          14705           13618
          8/06            13629                  14158                 14158             13064          15079           13912
          9/06            13950                  14488                 14488             13400          15352           14091
         10/06            14831                  15388                 15388             13837          15956           14607
         11/06            15314                  15877                 15877             14100          16531           15046
         12/06            15729                  16295                 16295             14297          16529           15098
          1/07            16387                  16969                 16969             14513          17087           15538
          2/07            16655                  17232                 17232             14230          17115           15614
          3/07            17013                  17591                 17591             14389          17252           15815
          4/07            17492                  18075                 18075             15026          17909           16311
          5/07            17701                  18286                 18275             15550          18585           17000
          6/07            17462                  18023                 18023             15292          18166           16773
          7/07            17223                  17770                 17771             14819          17489           16107
          8/07            16855                  17371                 17371             15040          17519           16203
          9/07            16666                  17171                 17171             15602          18095           16627
         10/07            16681                  16872                 17172             15850          18387           16974

====================================================================================================================================

                                                                                                             Source: (1) Lipper Inc.

AIM Trimark Endeavor Fund

==========================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable sales   As of 9/30/07, the most recent calendar
charges                                      quarter-end, including applicable sales
                                             charges
CLASS A SHARES
Inception (11/4/03)                 13.68%   CLASS A SHARES
 1 Year                              6.27    Inception (11/4/03)                 13.98%
                                                1 Year                           12.88
CLASS B SHARES
Inception (11/4/03)                 14.00%   CLASS B SHARES
 1 Year                              6.58    Inception (11/4/03)                 14.33%
                                                1 Year                           13.51
CLASS C SHARES
Inception (11/4/03)                 14.51%   CLASS C SHARES
 1 Year                             10.58    Inception (11/4/03)                 14.84%
                                                1 Year                           17.51
CLASS R SHARES
Inception                           15.02%   CLASS R SHARES
 1 Year                             12.11    Inception                           15.35%
                                                1 Year                           19.07

==========================================   ==========================================

CLASS R SHARES' INCEPTION DATE IS APRIL      ON EXPENSES INCURRED DURING THE PERIOD
30, 2004. RETURNS SINCE THAT DATE ARE        COVERED BY THIS REPORT.
HISTORICAL RETURNS. ALL OTHER RETURNS ARE
BLENDED RETURNS OF HISTORICAL CLASS R           CLASS A SHARE PERFORMANCE REFLECTS THE
SHARE PERFORMANCE AND RESTATED CLASS A       MAXIMUM 5.50% SALES CHARGE, AND CLASS B
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      AND CLASS C SHARE PERFORMANCE REFLECTS THE
THE INCEPTION DATE OF CLASS R SHARES) AT     APPLICABLE CONTINGENT DEFERRED SALES
NET ASSET VALUE, ADJUSTED TO REFLECT THE     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   CDSC ON CLASS B SHARES DECLINES FROM 5%
R SHARES. CLASS A SHARES' INCEPTION DATE     BEGINNING AT THE TIME OF PURCHASE TO 0% AT
IS NOVEMBER 4, 2003.                         THE BEGINNING OF THE SEVENTH YEAR. THE
                                             CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
   THE PERFORMANCE DATA QUOTED REPRESENT     YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
PAST PERFORMANCE AND CANNOT GUARANTEE        HAVE A FRONT-END SALES CHARGE; RETURNS
COMPARABLE FUTURE RESULTS; CURRENT           SHOWN ARE AT NET ASSET VALUE AND DO NOT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
VISIT AIMINVESTMENTS.COM FOR THE MOST        ON A TOTAL REDEMPTION OF RETIREMENT PLAN
RECENT MONTH-END PERFORMANCE. PERFORMANCE    ASSETS WITHIN THE FIRST YEAR.
FIGURES REFLECT REINVESTED DISTRIBUTIONS,
CHANGES IN NET ASSET VALUE AND THE EFFECT       THE PERFORMANCE OF THE FUND'S SHARE
OF THE MAXIMUM SALES CHARGE UNLESS           CLASSES WILL DIFFER PRIMARILY DUE TO
OTHERWISE STATED. INVESTMENT RETURN AND      DIFFERENT SALES CHARGE STRUCTURES AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CLASS EXPENSES.
MAY HAVE A GAIN OR LOSS WHEN YOU SELL
SHARES.                                         HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES IN THE PAST,
   THE TOTAL ANNUAL FUND OPERATING EXPENSE   PERFORMANCE WOULD HAVE BEEN LOWER.
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT                                                  ==========================================
FOR CLASS A, CLASS B, CLASS C AND CLASS R
SHARES WAS 1.56%, 2.31%, 2.31% AND 1.81%,                                                 FOR A DISCUSSION OF THE RISKS OF INVESTING
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED                                                IN YOUR FUND AND INDEXES USED IN THIS
ABOVE MAY VARY FROM THE EXPENSE RATIOS                                                    REPORT, PLEASE TURN THE PAGE.
PRESENTED IN OTHER SECTIONS OF THIS REPORT
THAT ARE BASED                                                                            ==========================================

AIM Trimark Endeavor Fund

AIM TRIMARK ENDEAVOR FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                          About indexes used in this report            Other information

o Class B shares are not available as an     o The S&P 500 --REGISTERED TRADEMARK--       o The returns shown in the management's
investment for retirement plans maintained   INDEX is a market capitalization-weighted    discussion of Fund performance are based
pursuant to Section 401 of the Internal      index covering all major areas of the U.S.   on net asset values calculated for
Revenue Code, including 401(k) plans,        economy. It is not the 500 largest           shareholder transactions. Generally
money purchase pension plans and profit      companies, but rather the most widely held   accepted accounting principles require
sharing plans, except for plans that have    500 companies chosen with respect to         adjustments to be made to the net assets
existing accounts invested in Class B        market size, liquidity, and their            of the Fund at period end for financial
shares.                                      industry.                                    reporting purposes, and as such, the net
                                                                                          asset values for shareholder transactions
o Class R shares are available only to       o The unmanaged RUSSELL MIDCAP --REGIS-      and the returns based on those net asset
certain retirement plans. Please see the     TERED TRADEMARK-- INDEX measures the per-    values may differ from the net asset
prospectus for more information.             formance of the 800 smallest companies in    values and returns reported in the
                                             the Russell 1000 --REGISTERED TRADEMARK--    Financial Highlights.
Principal risks of investing in the Fund     Index, which represent approximately 30%
                                             of the total market capitalization of the    o Industry classifications used in this
o Since a large percentage of the Fund's     Russell 1000 Index. The Russell Midcap       report are generally according to the
assets may be invested in securities of a    Index and the Russell 1000 Index are         Global Industry Classification Standard,
limited number of companies, each            trademarks/service marks of the Frank        which was developed by and is the
investment has a greater effect on the       Russell Company. Russell --REGISTERED        exclusive property and a service mark of
Fund's overall performance, and any change   TRADEMARK-- is a trademark of the Frank      Morgan Stanley Capital International Inc.
in the value of those securities could       Russell Company.                             and Standard & Poor's.
significantly affect the value of your
investment in the Fund.                      o The LIPPER MID-CAP CORE FUNDS INDEX is     o The Chartered Financial Analyst
                                             an equally weighted representation of the    --REGISTERED TRADEMARK-- (CFA --REGISTERED
o The value of convertible securities in     largest funds in the Lipper Mid-Cap Core     TRADEMARK--) designation is a globally
which the Fund invests may be affected by    Funds category. These funds have an          recognized standard for measuring the
market interest rates--the risk that the     average price-to-earnings ratio,             competence and integrity of investment
issuer may default on interest or            price-to-book ratio, and three-year          professionals.
principal payments and the value of the      sales-per-share growth value, compared to
underlying common stock into which these     the S&P MidCap 400 Index.
securities may be converted may decline as
a result.                                    o The Fund is not managed to track the
                                             performance of any particular index,
o Prices of equity securities change in      including the indexes defined here, and
response to many factors including the       consequently, the performance of the Fund
historical and prospective earnings of the   may deviate significantly from the
issuer, the value of its assets, general     performance of the indexes.
economic conditions, interest rates,
investor perceptions and market liquidity.   o A direct investment cannot be made in an
                                             index. Unless otherwise indicated, index
o Foreign securities have additional         results include reinvested dividends, and
risks, including exchange rate changes,      they do not reflect sales charges.
political and economic upheaval, the         Performance of an index of funds reflects
relative lack of information, relatively     fund expenses; performance of a market
low market liquidity, and the potential      index does not.
lack of strict financial and accounting
controls and standards.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                      ATDAX
                                                                                          Class B Shares                      ATDBX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class C Shares                      ATDCX
                                                                                          Class R Shares                      ATDRX
AIMINVESTMENTS.COM
                                                                                          ==========================================

AIM Trimark Endeavor Fund



SCHEDULE OF INVESTMENTS(a)


October 31, 2007


                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-62.86%

APPAREL RETAIL-5.04%

Ross Stores, Inc.                                  436,800   $ 11,802,336
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-5.01%

Liz Claiborne, Inc.                                412,200     11,735,334
=========================================================================

AUTOMOTIVE RETAIL-1.30%

AutoZone, Inc.(b)                                   24,500      3,048,045
=========================================================================

BREWERS-3.91%

Molson Coors Brewing Co.-Class B                   159,808      9,145,812
=========================================================================

COMMUNICATIONS EQUIPMENT-2.10%

Plantronics, Inc.                                  180,000      4,923,000
=========================================================================

HEALTH CARE EQUIPMENT-9.64%

Kinetic Concepts, Inc.(b)                          204,500     12,290,450
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(b)                           147,900     10,277,571
=========================================================================
                                                               22,568,021
=========================================================================

HEALTH CARE SERVICES-5.37%

AMN Healthcare Services, Inc.(b)                   660,800     12,561,808
=========================================================================

HOME FURNISHINGS-5.78%

Tempur-Pedic International Inc.                    376,000     13,536,000
=========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-5.81%

Manpower Inc.                                      181,900     13,595,206
=========================================================================

INDUSTRIAL MACHINERY-2.28%

Graco Inc.                                         135,300      5,325,408
=========================================================================

INSURANCE BROKERS-2.09%

Arthur J. Gallagher & Co.                          183,900      4,893,579
=========================================================================

LEISURE PRODUCTS-5.85%

Polaris Industries Inc.                             72,500      3,565,550
-------------------------------------------------------------------------
Pool Corp.                                         429,000     10,115,820
=========================================================================
                                                               13,681,370
=========================================================================

LIFE & HEALTH INSURANCE-3.74%

Unum Group                                         375,000      8,752,500
=========================================================================

TRUCKING-4.94%

Con-way Inc.                                       271,300     11,560,093
=========================================================================
    Total Domestic Common Stocks (Cost
      $144,762,094)                                           147,128,512
=========================================================================


                                                 SHARES         VALUE
-------------------------------------------------------------------------


FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-25.81%

AUSTRIA-3.95%

Wiener Staedtische Versicherung A.G.
  (Multi-Line Insurance)(c)                        125,000   $  9,241,422
=========================================================================

CANADA-4.96%

Tim Hortons, Inc. (Restaurants)                    213,000      8,109,343
-------------------------------------------------------------------------
Tim Hortons, Inc. (Restaurants)(d)                  92,172      3,493,319
=========================================================================
                                                               11,602,662
=========================================================================

FRANCE-1.99%

Zodiac S.A. (Aerospace & Defense)(c)                67,100      4,660,760
=========================================================================

IRELAND-4.39%

DCC PLC (Industrial Conglomerates)(c)               84,700      2,339,683
-------------------------------------------------------------------------
Kingspan Group PLC (Building Products)(c)          192,600      4,556,205
-------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(b)              68,800      3,384,272
=========================================================================
                                                               10,280,160
=========================================================================

MEXICO-4.67%

Grupo Modelo, S.A.B. de C.V.-Series C
  (Brewers)                                      1,109,100      5,217,764
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                              230,000      5,715,500
=========================================================================
                                                               10,933,264
=========================================================================

SWEDEN-1.80%

Hoganas A.B.-Class B (Steel)                       175,500      4,213,371
=========================================================================

UNITED KINGDOM-4.05%

HBOS PLC (Diversified Banks)(c)                    520,000      9,478,458
=========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $49,132,137)                      60,410,097
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT

U.S. TREASURY SECURITIES-6.88%(E)

U.S. TREASURY NOTES-6.88%

3.38% 02/15/08                                 $ 6,200,000      6,187,910
-------------------------------------------------------------------------
2.63% 05/15/08                                  10,000,000      9,921,100
=========================================================================
    Total U.S. Treasury Securities (Cost
      $16,080,983)                                             16,109,010
=========================================================================

AIM Trimark Endeavor Fund


                                                PRINCIPAL
                                                 AMOUNT         VALUE

MONEY MARKET FUNDS-4.59%

Liquid Assets Portfolio-Institutional
  Class(f)                                     $ 5,370,329      5,370,329
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)         5,370,329      5,370,329
=========================================================================
    Total Money Market Funds (Cost
      $10,740,658)                                             10,740,658
=========================================================================
TOTAL INVESTMENTS-100.14% (Cost $220,715,872)                 234,388,277
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.14)%                            (325,884)
=========================================================================
NET ASSETS-100.00%                                           $234,062,393
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $30,276,528, which represented 12.94% of the Fund's Net Assets. See Note 1A.
(d) Traded on New York Stock Exchange.
(e) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at October 31, 2007 was $16,109,010, which represented 6.88% of the Fund's Net Assets. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 2.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Endeavor Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $209,975,214)      $223,647,619
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $10,740,658)                             10,740,658
-----------------------------------------------------------
Total investments (Cost $220,715,872)           234,388,277
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  711,215
-----------------------------------------------------------
  Dividends and Interest                            298,556
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,635
-----------------------------------------------------------
Other assets                                         47,732
===========================================================
    Total assets                                235,459,415
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          1,055,342
-----------------------------------------------------------
  Foreign currency contracts outstanding             85,781
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 18,965
-----------------------------------------------------------
Accrued distribution fees                            92,678
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,771
-----------------------------------------------------------
Accrued transfer agent fees                          77,151
-----------------------------------------------------------
Accrued operating expenses                           65,334
===========================================================
    Total liabilities                             1,397,022
===========================================================
Net assets applicable to shares outstanding    $234,062,393
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $202,052,995
-----------------------------------------------------------
Undistributed net investment income                 404,418
-----------------------------------------------------------
Undistributed net realized gain                  18,017,152
-----------------------------------------------------------
Unrealized appreciation                          13,587,828
===========================================================
                                               $234,062,393
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $159,244,433
___________________________________________________________
===========================================================
Class B                                        $ 22,258,344
___________________________________________________________
===========================================================
Class C                                        $ 41,790,360
___________________________________________________________
===========================================================
Class R                                        $  4,904,938
___________________________________________________________
===========================================================
Institutional Class                            $  5,864,318
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,518,095
___________________________________________________________
===========================================================
Class B                                           1,365,349
___________________________________________________________
===========================================================
Class C                                           2,563,566
___________________________________________________________
===========================================================
Class R                                             295,622
___________________________________________________________
===========================================================
Institutional Class                                 346,195
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.73
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.73 divided by
      94.50%)                                  $      17.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      16.30
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      16.30
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      16.59
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      16.94
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Endeavor Fund


STATEMENT OF OPERATIONS

For the year ended October 31, 2007


INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $53,226)       $ 2,086,493
-------------------------------------------------------------------------
Dividends from affiliated money market funds                    1,310,845
-------------------------------------------------------------------------
Interest                                                          209,753
=========================================================================
    Total investment income                                     3,607,091
=========================================================================

EXPENSES:

Advisory fees                                                   1,607,271
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     37,711
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         365,510
-------------------------------------------------------------------------
  Class B                                                         196,503
-------------------------------------------------------------------------
  Class C                                                         317,342
-------------------------------------------------------------------------
  Class R                                                          13,666
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              417,214
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  539
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          23,027
-------------------------------------------------------------------------
Other                                                             198,629
=========================================================================
    Total expenses                                              3,227,412
=========================================================================
Less: Fees waived and expense offset arrangement(s)               (99,887)
=========================================================================
    Net expenses                                                3,127,525
=========================================================================
Net investment income                                             479,566
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                        18,455,554
-------------------------------------------------------------------------
  Foreign currencies                                              (66,637)
-------------------------------------------------------------------------
  Foreign currency contracts                                     (366,105)
=========================================================================
                                                               18,022,812
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (7,068,067)
-------------------------------------------------------------------------
  Foreign currencies                                                1,153
-------------------------------------------------------------------------
  Foreign currency contracts                                      (93,484)
=========================================================================
                                                               (7,160,398)
=========================================================================
Net realized and unrealized gain                               10,862,414
=========================================================================
Net increase in net assets resulting from operations          $11,341,980
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Endeavor Fund


STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                                  $    479,566    $   (338,706)
------------------------------------------------------------------------------------------
Net realized gain                                               18,022,812       6,539,225
------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)            (7,160,398)     14,532,566
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations          11,341,980      20,733,085
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
Class A                                                                 --        (134,294)
------------------------------------------------------------------------------------------
Class R                                                                 --            (401)
------------------------------------------------------------------------------------------
Institutional Class                                                     --         (22,673)
==========================================================================================
    Total distributions from net investment income                      --        (157,368)
==========================================================================================
Distributions to shareholders from net realized gains:
Class A                                                         (3,919,542)             --
------------------------------------------------------------------------------------------
Class B                                                           (773,210)             --
------------------------------------------------------------------------------------------
Class C                                                           (903,084)             --
------------------------------------------------------------------------------------------
Class R                                                            (43,605)             --
------------------------------------------------------------------------------------------
Institutional Class                                               (244,108)             --
------------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions           (5,883,549)       (157,368)
==========================================================================================
Share transactions-net:
Class A                                                         85,665,910       1,028,546
------------------------------------------------------------------------------------------
Class B                                                          7,486,474      (2,063,623)
------------------------------------------------------------------------------------------
Class C                                                         24,967,920         385,623
------------------------------------------------------------------------------------------
Class R                                                          4,124,431         456,363
------------------------------------------------------------------------------------------
Institutional Class                                                778,488         277,138
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from share
    transactions                                               123,023,223          84,047
------------------------------------------------------------------------------------------
  Net increase in net assets                                   128,481,654      20,659,764
==========================================================================================

NET ASSETS:

Beginning of year                                              105,580,739      84,920,975
==========================================================================================
End of year (including undistributed net investment income
  (loss) of $404,418 and $(8,511), respectively)              $234,062,393    $105,580,739
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Endeavor Fund


NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Endeavor Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM Trimark Endeavor Fund



       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

AIM Trimark Endeavor Fund


     foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.80%
-------------------------------------------------------------------
Over $1 billion                                               0.75%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================



    Under the terms of a master sub-advisory agreement between AIM and AIM Funds Management Inc. ("AIM Funds Management"), AIM pays AIM Funds Management 40% of the amount of AIM's compensation on the sub-advised assets.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $82,819.

    At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of

AIM Trimark Endeavor Fund


Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $116,911 in front-end sales commissions from the sale of Class A shares and $16,103, $15,046, $19,826 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                     VALUE          PURCHASES          PROCEEDS            VALUE         DIVIDEND
FUND               10/31/06          AT COST          FROM SALES         10/31/07         INCOME
--------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $ 5,441,207      $ 85,776,234      $ 85,847,112       $ 5,370,329     $  656,852
--------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class             5,441,207        85,776,234        85,847,112         5,370,329        653,993
==================================================================================================
  Total
    Investments
    in
    Affiliates    $10,882,414      $171,552,468      $171,694,224       $10,740,658     $1,310,845
__________________________________________________________________________________________________
==================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $17,068.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $5,630 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank

AIM Trimark Endeavor Fund


can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--FOREIGN CURRENCY CONTRACTS


                                          OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                      CONTRACT TO                                    UNREALIZED
SETTLEMENT                                                 ----------------------------------        VALUE          APPRECIATION
DATE                                                          DELIVER             RECEIVE           10/31/07       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
1/15/2008                                                  EUR  3,000,000      USD  4,264,410      $4,350,191         ($85,781)
_________________________________________________________________________________________________________________________________
=================================================================================================================================


Currency Abbreviations:
EUR -- Euro
USD -- U.S. Dollar

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:



                                                                 2007         2006
------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $       --    $157,368
------------------------------------------------------------------------------------
Long-term capital gain                                         5,883,549          --
====================================================================================
  Total distributions                                         $5,883,549    $157,368
____________________________________________________________________________________
====================================================================================



TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,417,067
----------------------------------------------------------------------------
Undistributed long-term gain                                      15,933,662
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        13,673,567
----------------------------------------------------------------------------
Temporary book/tax differences                                       (14,898)
----------------------------------------------------------------------------
Shares of beneficial interest                                    202,052,995
============================================================================
  Total net assets                                              $234,062,393
____________________________________________________________________________
============================================================================



    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the realization for tax purposes of unrealized gains and losses on certain foreign currency contracts. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,204.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of October 31, 2007.

AIM Trimark Endeavor Fund


NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $165,520,001 and $63,451,291, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $19,032,594 and $4,987,109.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $29,301,545
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (15,629,182)
===============================================================================
Net unrealized appreciation of investment securities               $13,672,363
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $220,715,914.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES


Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2007, undistributed net investment income was decreased by $66,637, and undistributed net realized gain was increased by $66,637. This reclassification had no effect on the net assets of the Fund.

AIM Trimark Endeavor Fund


NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                              --------------------------------------------------------
                                                                  OCTOBER 31, 2007(A)            OCTOBER 31, 2006
                                                              ---------------------------    -------------------------
                                                                SHARES         AMOUNT          SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     10,899,707    $ 186,278,865     1,461,361    $20,792,877
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        785,351       13,097,611       207,320      2,908,360
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,003,231       33,506,822       285,699      3,985,374
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        282,153        4,788,029        44,440        636,448
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            375,994        6,448,262        82,148      1,159,645
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        227,390        3,572,301         9,333        125,814
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         46,017          709,126            --             --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         55,785          859,649            --             --
----------------------------------------------------------------------------------------------------------------------
  Class R                                                          2,793           43,605            30            401
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             15,411          244,108         1,677         22,673
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         97,635        1,624,360        55,313        782,005
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (99,825)      (1,624,360)      (56,097)      (782,005)
======================================================================================================================
Reacquired:
  Class A                                                     (6,154,238)    (105,809,616)   (1,477,849)   (20,672,151)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (282,598)      (4,695,903)     (304,286)    (4,189,978)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (563,514)      (9,398,551)     (260,718)    (3,599,751)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (41,449)        (707,203)      (12,633)      (180,485)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (334,672)      (5,913,882)      (63,762)      (905,180)
======================================================================================================================
                                                               7,315,171    $ 123,023,223       (28,024)   $    84,047
______________________________________________________________________________________________________________________
======================================================================================================================


(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 34% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM Trimark Endeavor Fund



NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                                                    NOVEMBER 4, 2003
                                                                   YEAR ENDED OCTOBER 31,          (COMMENCEMENT DATE)
                                                              ---------------------------------       TO OCTOBER 31
                                                                2007          2006       2005             2004
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.66       $ 12.53    $ 11.53          $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                                 0.07         (0.02)      0.01            (0.05)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.82          3.18       0.99             1.58
======================================================================================================================
    Total from investment operations                              1.89          3.16       1.00             1.53
======================================================================================================================
Less distributions:
  Dividends from net investment income                              --         (0.03)        --               --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.82)           --         --               --
======================================================================================================================
    Total distributions                                          (0.82)        (0.03)        --               --
======================================================================================================================
Net asset value, end of period                                $  16.73       $ 15.66    $ 12.53          $ 11.53
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  12.44%        25.26%      8.67%           15.30%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $159,244       $69,660    $55,124          $24,996
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.35%(c)      1.56%      1.66%            2.00%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.39%(c)      1.62%      1.71%            3.02%(d)
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.40%(c)     (0.16)%     0.04%           (0.49)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                          39%           28%        15%              35%
______________________________________________________________________________________________________________________
======================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $146,203,872.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                         YEAR ENDED                NOVEMBER 4, 2003
                                                                        OCTOBER 31,               (COMMENCEMENT DATE)
                                                              --------------------------------      TO OCTOBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.39       $ 12.38    $ 11.47          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.06)        (0.13)     (0.08)          (0.13)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.79          3.14       0.99            1.60
=====================================================================================================================
    Total from investment operations                             1.73          3.01       0.91            1.47
=====================================================================================================================
Less distributions from net realized gains                      (0.82)           --         --              --
=====================================================================================================================
Net asset value, end of period                                $ 16.30       $ 15.39    $ 12.38          $11.47
_____________________________________________________________________________________________________________________
=====================================================================================================================
  Total return(b)                                               11.58%        24.31%      7.93%          14.70%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $22,258       $14,104    $13,237          $6,403
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.10%(c)      2.31%      2.35%           2.65%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.37%      2.40%           3.67%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.35)%(c)    (0.91)%    (0.65)%         (1.14)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                         39%           28%        15%             35%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $19,650,312.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Trimark Endeavor Fund

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                   NOVEMBER 4, 2003
                                                                   YEAR ENDED OCTOBER 31,         (COMMENCEMENT DATE)
                                                              --------------------------------      TO OCTOBER 31,
                                                               2007          2006       2005             2004
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.39       $ 12.38    $ 11.47          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.06)        (0.13)     (0.08)          (0.13)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.79          3.14       0.99            1.60
=====================================================================================================================
    Total from investment operations                             1.73          3.01       0.91            1.47
=====================================================================================================================
Less distributions from realized gains                          (0.82)           --         --              --
=====================================================================================================================
Net asset value, end of period                                $ 16.30       $ 15.39    $ 12.38          $11.47
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                 11.58%        24.31%      7.93%          14.70%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $41,790       $16,437    $12,910          $5,944
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.10%(c)      2.31%      2.35%           2.65%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.37%      2.40%           3.67%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.35)%(c)    (0.91)%    (0.65)%         (1.14)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(e)                                         39%           28%        15%             35%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,734,233.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.


                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                 APRIL 30, 2004
                                                                 YEAR ENDED OCTOBER 31,        (COMMENCEMENT DATE)
                                                              -----------------------------      TO OCTOBER 31,
                                                               2007         2006      2005            2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.58       $12.48    $11.51          $10.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               0.03        (0.06)    (0.02)          (0.04)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.80         3.18      0.99            0.67
==================================================================================================================
    Total from investment operations                            1.83         3.12      0.97            0.63
==================================================================================================================
Less distributions:
  Dividends from net investment income                            --        (0.02)       --              --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.82)          --        --              --
==================================================================================================================
    Total distributions                                        (0.82)       (0.02)       --              --
==================================================================================================================
Net asset value, end of period                                $16.59       $15.58    $12.48          $11.51
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                12.11%       25.04%     8.43%           5.79%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,905       $  812    $  253          $   34
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.60%(c)     1.81%     1.85%           2.15%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.64%(c)     1.87%     1.90%           3.17%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets     0.15%(c)    (0.41)%   (0.15)%         (0.64)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                        39%          28%       15%             35%
__________________________________________________________________________________________________________________
==================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,733,242.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Trimark Endeavor Fund

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                                                 APRIL 30, 2004
                                                                 YEAR ENDED OCTOBER 31,        (COMMENCEMENT DATE)
                                                              -----------------------------      TO OCTOBER 31,
                                                               2007         2006      2005            2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.78       $12.61    $11.55          $10.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               0.15         0.05      0.06           (0.01)
------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.83         3.20      1.00            0.68
==================================================================================================================
    Total from investment operations                            1.98         3.25      1.06            0.67
==================================================================================================================
Less distributions:
  Dividends from net investment income                            --        (0.08)       --              --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.82)          --        --              --
==================================================================================================================
    Total distributions                                        (0.82)       (0.08)       --              --
==================================================================================================================
Net asset value, end of period                                $16.94       $15.78    $12.61          $11.55
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                12.94%       25.91%     9.18%           6.16%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,864       $4,567    $3,396          $1,779
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.90%(c)     1.05%     1.18%           1.62%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.94%(c)     1.11%     1.23%           2.64%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets     0.85%(c)     0.35%     0.52%          (0.11)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                        39%          28%       15%             35%
__________________________________________________________________________________________________________________
==================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,377,462.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES



    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted

AIM Trimark Endeavor Fund
against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Trimark Endeavor Fund


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Trimark Endeavor Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Endeavor Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Trimark Endeavor Fund


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00           $953.30           $ 6.45           $1,018.60          $ 6.67            1.31%
B                             1,000.00            949.90            10.12            1,014.82           10.46            2.06
C                             1,000.00            949.90            10.12            1,014.82           10.46            2.06
R                             1,000.00            952.30             7.68            1,017.34            7.93            1.56

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Trimark Endeavor Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM     approve the continuance of each AIM Fund's   back office support functions provided by
Investment Funds is required under the       investment advisory agreement and            AIM, and AIM's equity and fixed income
Investment Company Act of 1940 to approve    sub-advisory agreement, if applicable        trading operations. The Board concluded
annually the renewal of the AIM Trimark      (advisory agreements), for another year.     that the nature, extent and quality of the
Endeavor Fund (the Fund) investment                                                       advisory services provided to the Fund by
advisory agreement with A I M Advisors,         The independent Trustees, as mentioned    AIM were appropriate and that AIM
Inc. (AIM). During contract renewal          above, are assisted in their annual          currently is providing satisfactory
meetings held on June 25-27, 2007, the       evaluation of the advisory agreements by     advisory services in accordance with the
Board as a whole and the disinterested or    the independent Senior Officer. One          terms of the Fund's advisory agreement. In
"independent" Trustees, voting separately,   responsibility of the Senior Officer is to   addition, based on their ongoing meetings
approved the continuance of the Fund's       manage the process by which the AIM Funds'   throughout the year with the Fund's
investment advisory agreement for another    proposed management fees are negotiated      portfolio managers, the Board concluded
year, effective July 1, 2007. In doing so,   during the annual contract renewal process   that these individuals are competent and
the Board determined that the Fund's         to ensure that they are negotiated in a      able to continue to carry out their
advisory agreement is in the best            manner which is at arms' length and          responsibilities under the Fund's advisory
interests of the Fund and its shareholders   reasonable. Accordingly, the Senior          agreement.
and that the compensation to AIM under the   Officer must either supervise a
Fund's advisory agreement is fair and        competitive bidding process or prepare an       In determining whether to continue the
reasonable.                                  independent written evaluation. The Senior   Fund's advisory agreement, the Board
                                             Officer has recommended that an              considered the prior relationship between
   The independent Trustees met separately   independent written evaluation be provided   AIM and the Fund, as well as the Board's
during their evaluation of the Fund's        and, upon the direction of the Board, has    knowledge of AIM's operations, and
investment advisory agreement with           prepared an independent written              concluded that it was beneficial to
independent legal counsel from whom they     evaluation.                                  maintain the current relationship, in
received independent legal advice, and the                                                part, because of such knowledge. The Board
independent Trustees also received              During the annual contract renewal        also considered the steps that AIM and its
assistance during their deliberations from   process, the Board considered the factors    affiliates have taken over the last
the independent Senior Officer, a            discussed below under the heading "Factors   several years to improve the quality and
full-time officer of the AIM Funds who       and Conclusions and Summary of Independent   efficiency of the services they provide to
reports directly to the independent          Written Fee Evaluation" in evaluating the    the Funds in the areas of investment
Trustees. The following discussion more      fairness and reasonableness of the Fund's    performance, product line diversification,
fully describes the process employed by      advisory agreement at the contract renewal   distribution, fund operations, shareholder
the Board to evaluate the performance of     meetings and at their meetings throughout    services and compliance. The Board
the AIM Funds (including the Fund)           the year as part of their ongoing            concluded that the quality and efficiency
throughout the year and, more                oversight of the Fund. The Fund's advisory   of the services AIM and its affiliates
specifically, during the annual contract     agreement was considered separately,         provide to the AIM Funds in each of these
renewal meetings.                            although the Board also considered the       areas have generally improved, and support
                                             common interests of all of the AIM Funds     the Board's approval of the continuance of
THE BOARD'S FUND EVALUATION PROCESS          in their deliberations. The Board            the Fund's advisory agreement.
                                             comprehensively considered all of the
The Board's Investments Committee has        information provided to them and did not     B. FUND PERFORMANCE
established three Sub-Committees which are   identify any particular factor that was
responsible for overseeing the management    controlling. Furthermore, each Trustee may   The Board compared the Fund's performance
of a number of the series portfolios of      have evaluated the information provided      during the past one and three calendar
the AIM Funds. This Sub-Committee            differently from one another and             years to the performance of funds in the
structure permits the Trustees to focus on   attributed different weight to the various   Fund's Lipper peer group that are not
the performance of the AIM Funds that have   factors. The Trustees recognized that the    managed by AIM, and against the
been assigned to them. The Sub-Committees    advisory arrangements and resulting          performance of all funds in the Lipper
meet throughout the year to review the       advisory fees for the Fund and the other     Mid-Cap Core Funds Index. The Board also
performance of their assigned funds, and     AIM Funds are the result of years of         reviewed the methodology used by Lipper to
the Sub-Committees review monthly and        review and negotiation between the           identify the Fund's peers. The Board noted
quarterly comparative performance            Trustees and AIM, that the Trustees may      that the Fund's performance was above the
information and periodic asset flow data     focus to a greater extent on certain         median performance of its peers for the
for their assigned funds. These materials    aspects of these arrangements in some        one and three year periods. The Board
are prepared under the direction and         years than others, and that the Trustees'    noted that the Fund's performance was
supervision of the independent Senior        deliberations and conclusions in a           above the performance of the Index for the
Officer. Over the course of each year, the   particular year may be based in part on      one and three year periods. The Board also
Sub-Committees meet with portfolio           their deliberations and conclusions of       considered the steps AIM has taken over
managers for their assigned funds and        these same arrangements throughout the       the last several years to improve the
other members of management and review       year and in prior years.                     quality and efficiency of the services
with these individuals the performance,                                                   that AIM provides to the AIM Funds. The
investment objective(s), policies,           FACTORS AND CONCLUSIONS AND SUMMARY OF       Board concluded that AIM continues to be
strategies and limitations of these funds.   INDEPENDENT WRITTEN FEE EVALUATION           responsive to the Board's focus on fund
                                                                                          performance. Although the independent
   In addition to their meetings             The discussion below serves as a             written evaluation of the Fund's Senior
throughout the year, the Sub-Committees      summary of the Senior Officer's              Officer (discussed below) only considered
meet at designated contract renewal          independent written evaluation, as well as   Fund performance through the most recent
meetings each year to conduct an in-depth    a discussion of the material factors and     calendar year, the Board also reviewed
review of the performance, fees and          related conclusions that formed the basis    more recent Fund performance and this
expenses of their assigned funds. During     for the Board's approval of the Fund's       review did not change their conclusions.
the contract renewal process, the Trustees   advisory agreement. Unless otherwise
receive comparative performance and fee      stated, information set forth below is as    C. ADVISORY FEES AND FEE WAIVERS
data regarding all the AIM Funds prepared    of June 27, 2007 and does not reflect any
by an independent company, Lipper, Inc.,     changes that may have occurred since that    The Board compared the Fund's contractual
under the direction and supervision of the   date, including but not limited to changes   advisory fee rate to the contractual
independent Senior Officer who also          to the Fund's performance, advisory fees,    advisory fee rates of funds in the Fund's
prepares a separate analysis of this         expense limitations and/or fee waivers.      Lipper peer group that are not managed by
information for the Trustees. Each                                                        AIM, at a common asset level and as of the
Sub-Committee then makes recommendations     I. INVESTMENT ADVISORY AGREEMENT             end of the past calendar year. The Board
to the Investments Committee regarding the                                                noted that the Fund's advisory fee rate
performance, fees and expenses of their      A. NATURE, EXTENT AND QUALITY OF SERVICES    was below the median advisory fee rate of
assigned funds. The Investments Committee       PROVIDED BY AIM                           its peers. The Board also reviewed the
considers each Sub-Committee's                                                            methodology used by Lipper and noted that
recommendations and makes its own            The Board reviewed the advisory services     the contractual fee rates shown by Lipper
recommendations regarding the performance,   provided to the Fund by AIM under the        include any applicable long-term
fees and expenses of the AIM Funds to the    Fund's advisory agreement, the performance   contractual fee waivers. The Board also
full Board. Moreover, the Investments        of AIM in providing these services, and      compared the Fund's contractual advisory
Committee considers each Sub-Committee's     the credentials and experience of the        fee rate to the contractual advisory fee
recommendations in making its annual         officers and employees of AIM who provide    rates of other clients of AIM and its
recommendation to the Board whether to       these services. The Board's review of the    affiliates with investment strategies com-
                                             qualifications of AIM to provide these
                                             services included the Board's                                               (continued)
                                             consideration of AIM's portfolio and
                                             product review process, various

AIM Trimark Endeavor Fund

parable to those of the Fund, including      financial condition of AIM and its           ties lending arrangements may be invested
two mutual funds advised by AIM and one      affiliates. The Board also reviewed with     in money market funds advised by AIM
Canadian fund advised by an AIM affiliate    AIM the methodology used to prepare the      pursuant to procedures approved by the
and sub-advised by AIM. The Board noted      profitability information. The Board         Board. The Board noted that AIM will
that the Fund's rate was: (i) above the      considered the overall profitability of      receive advisory fees from these
rates for the two mutual funds; and (ii)     AIM, as well as the profitability of AIM     affiliated money market funds attributable
below the advisory fee rate for the          in connection with managing the Fund. The    to such investments, although AIM has
Canadian fund.                               Board noted that AIM continues to operate    contractually agreed to waive the advisory
                                             at a net profit, although increased          fees payable by the Fund with respect to
   Additionally, the Board compared the      expenses in recent years have reduced the    its investment of uninvested cash in these
Fund's contractual advisory fee rate to      profitability of AIM and its affiliates.     affiliated money market funds through at
the total advisory fees paid by numerous     The Board concluded that the Fund's          least June 30, 2008. The Board considered
separately managed accounts/wrap accounts    advisory fees were fair and reasonable,      the contractual nature of this fee waiver
advised by an AIM affiliate. The Board       and that the level of profits realized by    and noted that it remains in effect until
noted that the Fund's rate was above the     AIM and its affiliates from providing        at least June 30, 2008. The Board
rates for the separately managed             services to the Fund was not excessive in    concluded that the Fund's investment of
accounts/wrap accounts. The Board            light of the nature, quality and extent of   uninvested cash and cash collateral from
considered that management of the            the services provided. The Board             any securities lending arrangements in the
separately managed accounts/wrap accounts    considered whether AIM is financially        affiliated money market funds is in the
by the AIM affiliate involves different      sound and has the resources necessary to     best interests of the Fund and its
levels of services and different             perform its obligations under the Fund's     shareholders.
operational and regulatory requirements      advisory agreement, and concluded that AIM
than AIM's management of the Fund. The       has the financial resources necessary to     II. SUB-ADVISORY AGREEMENT
Board concluded that these differences are   fulfill these obligations.
appropriately reflected in the fee                                                        A. NATURE, EXTENT AND QUALITY OF SERVICES
structure for the Fund and the separately    F. INDEPENDENT WRITTEN EVALUATION OF THE        PROVIDED BY THE SUB-ADVISOR
managed accounts/wrap accounts.                 FUND'S SENIOR OFFICER
                                                                                          The Board reviewed the services provided
   The Board noted that AIM has not          The Board noted that, upon their             by AIM Funds Management Inc. (the
proposed any advisory fee waivers or         direction, the Senior Officer of the Fund,   Sub-Advisor) under the Fund's sub-advisory
expense limitations for the Fund. However,   who is independent of AIM and AIM's          agreement, the performance of the
the Board also noted that AIM has            affiliates, had prepared an independent      Sub-Advisor in providing these services,
recommended that the Board approve an        written evaluation to assist the Board in    and the credentials and experience of the
amendment to the Fund's contractual          determining the reasonableness of the        officers and employees of the Sub-Advisor
advisory fee schedule that would implement   proposed management fees of the AIM Funds,   who provide these services. The Board
the contractual advisory fee waiver that     including the Fund. The Board noted that     concluded that the nature, extent and
had been formerly committed to by AIM,       they had relied upon the Senior Officer's    quality of the services provided by the
which waiver provided for lower effective    written evaluation instead of a              Sub-Advisor were appropriate and that the
fee rates at all asset levels than the       competitive bidding process. In              Sub-Advisor currently is providing
Fund's current contractual advisory fee      determining whether to continue the Fund's   satisfactory services in accordance with
schedule. The Board noted that AIM's         advisory agreement, the Board considered     the terms of the Fund's sub-advisory
recommendation was made in response to the   the Senior Officer's written evaluation.     agreement. In addition, based on their
recommendation of the independent Senior                                                  ongoing meetings throughout the year with
Officer that AIM consider whether the        G. COLLATERAL BENEFITS TO AIM AND ITS        the Fund's portfolio managers, the Board
advisory fee waivers for certain equity         AFFILIATES                                concluded that these individuals are
AIM Funds, including the Fund, should be                                                  competent and able to continue to carry
simplified. The Board concluded that it      The Board considered various other           out their responsibilities under the
would be appropriate to approve the          benefits received by AIM and its             Fund's sub-advisory agreement.
proposed amendment to the Fund's             affiliates resulting from AIM's
contractual advisory fee schedule and that   relationship with the Fund, including the    B. FUND PERFORMANCE
it was not necessary at this time to         fees received by AIM and its affiliates
discuss with AIM whether to implement any    for their provision of administrative,       The Board compared the Fund's performance
fee waivers or expense limitations for the   transfer agency and distribution services    during the past one and three calendar
Fund.                                        to the Fund. The Board considered the        years to the performance of funds in the
                                             performance of AIM and its affiliates in     Fund's Lipper peer group that are not
   After taking account of the Fund's        providing these services and the             managed by AIM, and against the
contractual advisory fee rate, as well as    organizational structure employed by AIM     performance of all funds in the Lipper
the comparative advisory fee information     and its affiliates to provide these          Mid-Cap Core Funds Index. The Board also
discussed above, the Board concluded that    services. The Board also considered that     reviewed the methodology used by Lipper to
the Fund's advisory fees were fair and       these services are provided to the Fund      identify the Fund's peers. The Board noted
reasonable.                                  pursuant to written contracts which are      that the Fund's performance was above the
                                             reviewed and approved on an annual basis     median performance of its peers for the
D. ECONOMIES OF SCALE AND BREAKPOINTS        by the Board. The Board concluded that AIM   one and three year periods. The Board
                                             and its affiliates were providing these      noted that the Fund's performance was
The Board considered the extent to which     services in a satisfactory manner and in     above the performance of the Index for the
there are economies of scale in AIM's        accordance with the terms of their           one and three year periods. The Board also
provision of advisory services to the        contracts, and were qualified to continue    considered the steps AIM has taken over
Fund. The Board also considered whether      to provide these services to the Fund.       the last several years to improve the
the Fund benefits from such economies of                                                  quality and efficiency of the services
scale through contractual breakpoints in        The Board considered the benefits         that AIM provides to the AIM Funds. The
the Fund's advisory fee schedule or          realized by AIM as a result of portfolio     Board concluded that AIM continues to be
through advisory fee waivers or expense      brokerage transactions executed through      responsive to the Board's focus on fund
limitations. The Board noted that the        "soft dollar" arrangements. Under these      performance. Although the independent
Fund's contractual advisory fee schedule     arrangements, portfolio brokerage            written evaluation of the Fund's Senior
currently includes only one breakpoint but   commissions paid by the Fund and/or other    Officer (discussed below) only considered
that the amendment to the Fund's             funds advised by AIM are used to pay for     Fund performance through the most recent
contractual advisory fee schedule            research and execution services. The Board   calendar year, the Board also reviewed
discussed above provides for seven           noted that soft dollar arrangements shift    more recent Fund performance and this
breakpoints. Based on this information,      the payment obligation for the research      review did not change their conclusions.
the Board concluded that the Fund's          and executions services from AIM to the
advisory fees will appropriately reflect     funds and therefore may reduce AIM's         C. SUB-ADVISORY FEES
economies of scale upon the Board's          expenses. The Board also noted that
approval of the amendment to the Fund's      research obtained through soft dollar        The Board noted that the Sub-Advisor does
contractual advisory fee schedule. The       arrangements may be used by AIM in making    not serve as a sub-advisor to other mutual
Board also noted that the Fund shares        investment decisions for the Fund and may    funds or other clients with investment
directly in economies of scale through       therefore benefit Fund shareholders. The     strategies comparable to those of the
lower fees charged by third party service    Board concluded that AIM's soft dollar       Fund.
providers based on the combined size of      arrangements were appropriate. The Board
all of the AIM Funds and affiliates.         also concluded that, based on their review   D. Financial Resources of the Sub-Advisor
                                             and representations made by AIM, these
E. PROFITABILITY AND FINANCIAL RESOURCES     arrangements were consistent with            The Board considered whether the
   OF AIM                                    regulatory requirements.                     Sub-Advisor is financially sound and has
                                                                                          the resources necessary to perform its
The Board reviewed information from AIM         The Board considered the fact that the    obligations under the Fund's sub-advisory
concerning the costs of the advisory and     Fund's uninvested cash and cash collateral   agreement, and concluded that the
other services that AIM and its affiliates   from any securi-                             Sub-Advisor has the financial resources
provide to the Fund and the profitability                                                 necessary to fulfill these obligations.
of AIM and its affiliates in providing
these services. The Board also reviewed
information concerning the

AIM Trimark Endeavor Fund


TAX INFORMATION


Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:


       FEDERAL AND STATE INCOME TAX


         Long-Term Capital Gain Dividends                       $5,883,549
         U.S. Treasury Obligations                                    5.72%


       ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION



The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 38.85%, 37.36%, 33.54%, and 35.71%, respectively.

AIM Trimark Endeavor Fund


TRUSTEES AND OFFICERS




The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Trimark Endeavor Fund


                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   AIM Funds Management,
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    5140 Yonge St.
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Suite 900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Toronto, Canada M2N 6X7

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM Trimark Endeavor Fund
                                             ==========================================
Institutional Class Shares                   AVERAGE ANNUAL TOTAL RETURNS                    PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 10/31/07                   NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                        RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                            15.75%  THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     1 Year                               12.94   REINVESTMENT OF DISTRIBUTIONS AT NAV.
specific to their holdings. Institutional                                                 INVESTMENT RETURN AND PRINCIPAL VALUE WILL
Class shares are offered exclusively to      AVERAGE ANNUAL TOTAL RETURNS                 FLUCTUATE SO YOUR SHARES, WHEN REDEEMED,
institutional investors, including defined                                                MAY BE WORTH MORE OR LESS THAN THEIR
contribution plans that meet certain         For periods ended 9/30/07, most recent       ORIGINAL COST. SEE FULL REPORT FOR
criteria.                                    calendar quarter-end                         INFORMATION ON COMPARATIVE BENCHMARKS.
                                                                                          PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             Inception                            16.09%  MORE INFORMATION. FOR THE MOST CURRENT
                                             1 Year                               19.95   MONTH-END PERFORMANCE, PLEASE CALL
                                             ==========================================   800-451-4246 OR VISIT AIMINVESTMENTS.COM.

                                             INSTITUTIONAL CLASS SHARES' INCEPTION DATE
                                             IS APRIL 30, 2004. RETURNS SINCE THAT DATE
                                             ARE HISTORICAL RETURNS. ALL OTHER RETURNS
                                             ARE BLENDED RETURNS OF HISTORICAL
                                             INSTITUTIONAL CLASS SHARE PERFORMANCE AND
                                             RESTATED CLASS A SHARE PERFORMANCE (FOR
                                             PERIODS PRIOR TO THE INCEPTION DATE OF
                                             INSTITUTIONAL CLASS SHARES) AT NET ASSET
                                             VALUE (NAV) AND REFLECT THE HIGHER RULE
                                             12B-1 FEES APPLICABLE TO CLASS A SHARES.
                                             CLASS A SHARES' INCEPTION DATE IS NOVEMBER
                                             4, 2003.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES PRIMARILY DUE TO
                                             DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

==========================================      HAD THE ADVISOR NOT WAIVED FEES AND/OR
NASDAQ SYMBOL                        ATDIX   REIMBURSED EXPENSES IN THE PAST,
==========================================   PERFORMANCE WOULD HAVE BEEN LOWER.

Over for information on your Fund's expenses.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com             T-END-INS-1              A I M Distributors, Inc.

                                                          [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIM Trimark Endeavor Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES        ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING       EXPENSE
SHARE CLASS                (5/1/07)       (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)         RATIO
Institutional              $1,000.00        $  955.40         $4.19         $1,020.92         $4.33            0.85%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     T-END-INS-1     A I M Distributors, Inc.

                           [EDELIVERY                               Fund holdings and proxy voting information
                          GO PAPERLESS
                  AIMINVESTMENTS.COM/EDELIVERY                      The Fund provides a complete list of its holdings four times in
                            GRAPHIC]                                each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters, the
                                                                    Fund files the lists with the Securities and Exchange Commission
eDelivery is the process of receiving your                          (SEC) on Form N-Q. The most recent list of portfolio holdings is
fund and account information via e-mail.                            available at AIMinvestments.com. From our home page, click on
Once your quarterly statements, tax forms,                          Products & Performance, then Mutual Funds, then Fund Overview.
fund reports, and prospectuses are                                  Select your Fund from the drop-down menu and click on Complete
available, we will send you an e-mail                               Quarterly Holdings. Shareholders can also look up the Fund's
notification containing links to these                              Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's
documents. For security purposes, you will                          Forms N-Q may be reviewed and copied at the SEC Public Reference
need to log in to your account to view                              Room in Washington, D.C. You can obtain information on the
your statements and tax forms.                                      operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or
WHY SIGN UP?                                                        800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund
Register for eDelivery to:                                          are 811-05426 and 033-19338.

o  save your Fund the cost of printing and                          A description of the policies and procedures that the Fund uses
   postage.                                                         to determine how to vote proxies relating to portfolio
                                                                    securities is available without charge, upon request, from our
o  reduce the amount of paper you receive.                          Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and
o  gain access to your documents faster by                          click on Proxy Policy. The information is also available on the
   not waiting for the mail.                                        SEC Web site, sec.gov.

o  view your documents online anytime at                            Information regarding how the Fund voted proxies related to its
   your convenience.                                                portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
o  save the documents to your personal                              the About Us tab, click on Required Notices and then click on
   computer or print them out for your                              Proxy Voting Activity. Next, select the Fund from the drop-down
   records.                                                         menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
HOW DO I SIGN UP?
                                                                    If used after January 20, 2008, this report must be accompanied
It's easy. Just follow these simple steps:                          by a Fund fact sheet or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and
1. Log in to your account.                                          exchange-traded funds distributed by A I M Distributors, Inc.

2. Click on the "Service Center" tab.                               T-END-AR-1   A I M Distributors, Inc.

3. Select "Register for eDelivery" and                                                                       [AIM INVESTMENTS LOGO]
   complete the consent process.                                                                          -- REGISTERED TRADEMARK --

This AIM service is provided by AIM Investment Services, Inc.

INTERNATIONAL/
GLOBAL EQUITY

                               AIM Trimark Fund
                               Annual Report to Shareholders - October 31,2007

International/Global Blend

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   11
Notes to Financial Statements ...   14
Financial Highlights ............   20
Auditor's Report ................   25
Fund Expenses ...................   26
Approval of Advisory Agreement ..   27          [COVER GLOBE IMAGE]
Tax Information .................   29
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC     [FIXED
          EQUITY]     INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET    [TARGET     [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

    [GRAPHIC]      [GRAPHIC]
     [SECTOR    [INTERNATIONAL/
     EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Trimark Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.
   Philip Taylor
                            At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.(1) The cut followed 17 rate increases from June 2004 to June 20061 and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007
                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Trimark Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
     [CROCKETT
       PHOTO]               Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman of the Board. We thank Bob for his many contributions and wish him a long and happy future.
  Bruce L. Crockett
                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Trimark Fund

Management's discussion of Fund performance                                        about 35 to 50 stocks. We believe this
                                                                                   allows each investment opportunity to
================================================================================   materially impact the Fund's performance.
PERFORMANCE SUMMARY                                                                While the portfolio is concentrated, it is
                                                                                   also diversified by business idea/investment
For the fiscal year ended October 31,2007,Class A shares of AIM Trimark            thesis.
Fund,excluding applicable sales charges,performed roughly in line with the
Fund's broad market/style-specific and peer group indexes.                            While efforts are made to reduce risk
                                                                                   through diversifying by investment ideas,
   Your Fund's performance was driven by above-market returns from select          our primary method of attempting to reduce
investments in the consumer discretionary,health care and industrials sectors.     risk is to purchase businesses that are
While all sectors contributed positively to the Fund's overall return,select       trading below their estimated intrinsic
holdings in the financials,health care and information technology (IT) sectors     value. Thus, if our assessment of the
detracted from performance during the fiscal year.                                 company's future is incorrect and the stock
                                                                                   declines in price, the impact should be
   Your Fund's long-term performance appears later in this report.                 tempered since we originally acquired the
                                                                                   stock at less than its estimated intrinsic
FUND VS. INDEXES                                                                   value.

Total returns,10/31/06-10/31/07,excluding applicable sales charges. If sales          Holdings are considered for sale if:
charges were included,returns would be lower.
                                                                                   o A more attractive investment opportunity
Class A Shares                                                  19.02%             exists
Class B Shares                                                  18.11
Class C Shares                                                  18.19              o Full value of the investment is deemed to
Class R Shares                                                  18.68              have been realized
MSCI World Index* (Broad Market Index / Style-Specific Index)   20.39
Lipper Global Multi-Cap Core Funds Index* (Peer Group Index)    18.74                 Holdings are also considered for sale if the
SOURCE: *LIPPER INC.                                                               original thesis for buying the company
================================================================================   changes due to a fundamental negative change
                                                                                   in management strategy or a fundamental
How we invest                             a company, we strive to identify U.S.    negative change in the competitive
                                          or foreign stocks which have:            environment.
We view ourselves as business people
buying businesses and we consider the     o  Sustainable competitive advantages    Market conditions and your Fund
purchase of a stock as an ownership
interest in a business. We strive to      o  Strong long-term growth prospects     International stocks generally outperformed
develop a proprietary view of a                                                    their U.S. counterparts during the fiscal
business through in-depth, fundamental    o  High barriers to entry                year, which aided your Fund's absolute
research that includes careful                                                     returns. However, most major U.S. stock
financial statement analysis and          o  Honest and capable management teams   market indexes also posted healthy gains as
meetings with company management teams.                                            strong economic growth, solid corporate
We then seek to purchase businesses          Also central to the Trimark           profits and increased merger and acquisition
whose stock prices are below what we      discipline is our adherence to an        activity overshadowed concerns about the
have calculated to be the true value of   investment horizon of three to five      slowing housing market, high oil prices and
the company based on its future cash      years. We use this long-term approach    the sub-prime credit worries that
flows, management performance and         because we believe good business         contributed to increased market volatility
business fundamentals.                    strategies usually take that amount of   late in the year.
                                          time to implement and to produce strong
   In conducting a comprehensive          earnings growth. We also use a           TOP 10 EQUITY HOLDINGS*
analysis of                               concentrated portfolio approach,
                                          constructing with a portfolio of         1.  Reed Elsevier PLC (United Kingdom)    5.2%
                                                                                   2.  Kinetic Concepts,Inc.                 4.8
=======================================   ======================================   3.  WPP Group PLC (United Kingdom)        4.6
                                                                                   4.  ING Groep N.V. (Netherlands)          4.3
PORTFOLIO COMPOSITION                     TOP FIVE INDUSTRIES*                     5.  Groupo Televisia S.A.-ADR (Mexico)    4.2
                                                                                   6.  Adidas A.G. (Germany)                 4.2
By sector                                 1. Health Care Equipment           6.4%  7.  Accor S.A. (France)                   4.1
Consumer Discretionary             30.7%  2. Diversified Banks               6.0   8.  Novartis A.G. (Switzerland)           4.0
Health Care                        16.7   3. Packaged Foods & Meats          5.3   9.  Willis Group Holdings Ltd.
Financials                         16.2   4. Publishing                      5.2       (United Kingdom)                      3.8
Consumer Staples                   10.2   5. Pharmaceuticals                 4.9   10. Nokian Renkaat Oyj (Finland)          3.4
Industrials                         9.9
Information Technology              9.1   Total Net Assets        $77.40 million
Materials                           3.1                                                                             (continued)
Telecommunication Services          2.1   Total Number of Holdings*           37
Money Market Funds
Plus Other Assets Less Liabilities  2.0

The Fund's holdings are subject to
change, and there is no assurance that
the Fund will continue to hold any
particular security.
*Excluding money market fund holdings.

=======================================   ======================================

AIM Trimark Fund

   Within the MSCI World Index, the           fiscal year. HBOS is the largest            attractive alternatives. In general, our
materials and energy sectors led the market   mortgage bank in the United Kingdom with    buy and sell decisions were driven by our
for the fiscal year due to higher prices      business in Ireland and Australia as        discipline of constantly upgrading the
for many commodities such as gold, steel,     well. It is also a market leader in         growth potential of the overall portfolio
aluminum and oil. Health care and             insurance, pension and savings products     and replacing less attractive business
financials stocks generally trailed during    in the U.K. Subprime credit worries         ideas with stocks that we believe are
the year.                                     toward the end of the fiscal year           more attractive.
                                              negatively impacted the company's stock
   Our investment approach focuses on         price. We exited our position in HBOS          In a market that continues to focus
individual businesses rather than market      because of management change, exposure      on short-term results, we believe that
sectors. Therefore, your Fund shares little   to asset-backed commercial paper and the    shareholders are wise to maintain a
in common with sector and/or regional         opportunity to use the proceeds to          long-term investment perspective.
weightings of the Fund's indexes. However,    increase the Fund's existing position in
if we were to broadly categorize businesses   Anglo Irish Bank, which we think is a          We thank you for your investment in
with which we had the most success during     superior alternative to HBOS.               AIM Trimark Fund and for sharing our
the fiscal year, companies in the consumer                                                long-term investment perspective.
discretionary, health care and industrials       We believe the share price of Anglo
sectors were the largest contributors to      Irish Bank was disproportionately           The views and opinions expressed in
overall Fund performance. In terms of         punished by the market due to the credit    management's discussion of Fund
regions, our investments in European          turmoil experienced by Northern Rock PLC    performance are those of A I M Advisors,
companies benefited Fund performance the      in the U.K. and the portion of the          Inc. These views and opinions are
most. Although eight of the 10 sectors in     bank's revenue that is exposed to           subject to change at any time based on
which we invested had a positive absolute     commercial lending. We feel very            factors such as market and economic
return, our holdings in select financials,    confident of Anglo Irish Bank's             conditions. These views and opinions may
health care and IT stocks detracted from      long-term growth potential, its asset       not be relied upon as investment advice
performance.                                  quality and the ability of its              or recommendations, or as an offer for a
                                              management team. We believe the current     particular security. The information is
   Among the top contributors to Fund         turmoil in the credit markets will          not a complete analysis of every aspect
performance were Kinetic Concepts and         ultimately benefit the bank as it may       of any market, country, industry,
Nokian Renkaat OYJ (Nokian Tyres).            win new credit worthy clients in a less     security or the Fund. Statements of fact
                                              competitive environment, where more         are from sources considered reliable,
   Based in the U.S., Kinetic Concepts        traditional lenders have withdrawn from     but A I M Advisors, Inc. makes no
makes wound therapy products. When there      the market and generally restrict           representation or warranty as to their
was fear that a competitor was going to       lending without distinguishing between      completeness or accuracy. Although
enter the market and the stock price          good credit risk and bad.                   historical performance is no guarantee
plummeted, we took the opportunity to                                                     of future results, these insights may
invest in the business. At the time, our         Although the energy sector performed     help you understand our investment
research indicated that the competitor had    strongly during the fiscal year, we         management philosophy.
an inferior product and service offering,     continued to avoid oil, gas and base
and as such, would not be a competitive       metal company stocks. Our avoidance of          See important Fund and index
threat. Since our purchase, Kinetic           this sector detracted from your Fund's          disclosures later in this report.
Concepts' stock has posted significant        return relative to the MSCI World Index.
gains.                                        We believe that it is extremely                            Tye Bousada
                                              difficult to accurately forecast the           [BOUSADA    Chartered Financial
   Based in Finland, Nokian Tyres is the      short-term price of commodities, such as         PHOTO]    Analyst, portfolio manager,
largest manufacturer of winter and summer     crude oil.                                                 is lead manager of AIM
replacement tires in the Nordic countries.                                                Trimark Fund. Prior to joining AIM
Over the past few years, it has been             As such, we have shied away from         Trimark Investments in 1999,Mr. Bousada
growing rapidly in eastern Europe and         investing in businesses whose fortunes      worked as an investment analyst and
particularly in Russia. We believe the        depend on the prices of commodities.        portfolio manager at another investment
company has a sustainable competitive         Generally, as the price of a commodity      firm. He earned an Honors B.A. in
advantage over its competitors, and the       rises, consumers look for substitutes or    business administration from The
management team has a good track record of    simply use less of it. At the same time,    University of Western Ontario.
acting in the best interest of                higher prices generally lead to an
shareholders.                                 increase in supply as producers of the                     Dana Love
                                              commodity try to capitalize on the              [LOVE      Chartered Financial
   Currency fluctuations also enhanced your   higher prices. The combination of               PHOTO]     Analyst, portfolio manager,
Fund's total return as the value of the       falling demand and increasing supply                       is co-manager of AIM
U.S. dollar depreciated versus many foreign   often leads to lower prices for the         Trimark Fund. He began his investment
currencies, including the euro, British       commodity. We believe this pattern may      career in 1993 and joined AIM Trimark
pound and Japanese yen. The decline in the    recur in the current market cycle.          Investments in 1999. From 1995 to
value of the dollar helped your Fund's                                                    1997,Mr. Love worked as an investment
performance because stocks purchased in          We took advantage of market              specialist at another investment firm.
foreign currencies were worth more when       volatility toward the end of the fiscal     He earned a M.Sc. in finance from the
translated into U.S. dollars.                 year to add to a number of existing         London Business School in 1998 and a
                                              stocks in the Fund and to initiate some     B.A. in sociology from the University of
   HBOS PLC was the largest detractor from    new positions. We also sold several         Waterloo in 1992.
Fund performance and our only investment      positions during the period based on
that declined by more than 10% during the     valuation and because we identified more

AIM Trimark Fund

Your Fund's long-term performance

Past performance cannot guarantee             include reinvested dividends, but they
comparable future results.                    do not reflect sales charges.
                                              Performance of an index of funds
   The data shown in the chart include        reflects fund expenses and management
reinvested distributions, applicable          fees; performance of a market index does
sales charges, Fund expenses and              not. Performance shown in the chart and
management fees. Results for Class B          table(s) does not reflect deduction of
shares are calculated as if a                 taxes a shareholder would pay on Fund
hypothetical shareholder had liquidated       distributions or sale of Fund shares.
his entire investment in the Fund at the      Performance of the indexes does not
close of the reporting period and paid        reflect the effects of taxes.
the applicable contingent deferred sales
charges. Index results

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 10/31/03,FUND DATA FROM 11/4/03


                        AIM TRIMARK FUND   AIM TRIMARK FUND   AIM TRIMARK FUND   MSCI WORLD   LIPPER GLOBAL MULTI-CAP
                DATE    -CLASS A SHARES     -CLASS B SHARES    -CLASS C SHARES   INDEX(1)       CORE FUNDS INDEX(1)

             10/31/03                                                              $10000             $10000
                11/03         $9545              $10090            $10090           10151              10199
                12/03          9809               10369             10369           10787              10724
                 1/04          9950               10509             10509           10960              10937
                 2/04         10054               10620             10620           11144              11134
                 3/04          9997               10560             10560           11070              11108
                 4/04          9931               10480             10480           10843              10884
                 5/04          9940               10480             10480           10934              10951
                 6/04         10158               10710             10710           11167              11155
                 7/04          9629               10140             10140           10802              10789
                 8/04          9544               10039             10039           10849              10833
                 9/04          9723               10229             10229           11055              11054
                10/04          9808               10309             10309           11325              11364
                11/04         10365               10889             10889           11920              11928
                12/04         10809               11349             11349           12375              12404
                 1/05         10648               11179             11179           12097              12247
                 2/05         10808               11339             11339           12480              12631
                 3/05         10591               11108             11108           12239              12400
                 4/05         10374               10868             10868           11971              12178
                 5/05         10592               11088             11088           12184              12385
                 6/05         10677               11178             11178           12289              12533
                 7/05         11064               11578             11578           12718              12992
                 8/05         11017               11518             11518           12814              13054
                 9/05         11045               11537             11537           13147              13413
                10/05         10809               11287             11287           12828              13134
                11/05         11168               11647             11657           13255              13486
                12/05         11540               12041             12040           13549              13809
                 1/06         12028               12527             12526           14154              14334
                 2/06         11960               12456             12465           14133              14396
                 3/06         12410               12922             12921           14444              14688
                 4/06         12861               13378             13377           14882              15056
                 5/06         12372               12861             12861           14374              14672
                 6/06         12459               12942             12942           14370              14643
                 7/06         12287               12750             12759           14459              14724
                 8/06         12736               13216             13225           14835              15058
                 9/06         13148               13642             13640           15012              15280
                10/06         13770               14271             14269           15563              15743
                11/06         14123               14636             14634           15944              16087
                12/06         14577               15085             15094           16268              16357
                 1/07         15074               15591             15599           16460              16614
                 2/07         15074               15591             15588           16374              16460
                 3/07         15442               15960             15967           16674              16734
                 4/07         16089               16613             16620           17409              17297
                 5/07         16755               17287             17295           17897              17833
                 6/07         16406               16919             16927           17759              17742
                 7/07         15899               16381             16390           17366              17333
                 8/07         15820               16298             16295           17353              17357
                 9/07         16079               16562             16559           18178              18081
                10/07         16395               16559             16869           18735              18694

====================================================================================================================================

                                                                                                              SOURCE: (1)LIPPER INC.

AIM Trimark Fund

===========================================   =========================================
AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07,including applicable           As of 9/30/07,the most recent calendar
sales charges                                 quarter-end,including applicable sales
                                              charges

CLASS A SHARES                                CLASS A SHARES
Inception (11/4/03)                  13.19%   Inception (11/4/03)                12.94%
1 Year                               12.45    1 Year                             15.57

CLASS B SHARES                                CLASS B SHARES
Inception (11/4/03)                  13.47%   Inception (11/4/03)                13.26%
1 Year                               13.11    1 Year                             16.39

CLASS C SHARES                                CLASS C SHARES
Inception (11/04/03)                 14.00%   Inception (11/04/03)               13.79%
1 Year                               17.19    1 Year                             20.39

CLASS R SHARES                                CLASS R SHARES
Inception                            14.55%   Inception                          14.35%
1 Year                               18.68    1 Year                             21.96

===========================================   =========================================

CLASS R SHARES' INCEPTION DATE IS             ON EXPENSES INCURRED DURING THE PERIOD
APRIL 30,2004. RETURNS SINCE THAT DATE ARE    COVERED BY THIS REPORT.
HISTORICAL RETURNS. ALL OTHER RETURNS ARE
BLENDED RETURNS OF HISTORICAL CLASS R SHARE      CLASS A SHARE PERFORMANCE REFLECTS
PERFORMANCE AND RESTATED CLASS A SHARE        THE MAXIMUM 5.50% SALES CHARGE, AND
PERFORMANCE (FOR PERIODS PRIOR TO THE         CLASS B AND CLASS C SHARE PERFORMANCE
INCEPTION DATE OF CLASS R SHARES) AT NET      REFLECTS THE APPLICABLE CONTINGENT
ASSET VALUE,ADJUSTED TO REFLECT THE HIGHER    DEFERRED SALES CHARGE (CDSC) FOR THE
RULE 12B-1 FEES APPLICABLE TO CLASS R         PERIOD INVOLVED. THE CDSC ON CLASS B
SHARES. CLASS A SHARES' INCEPTION DATE IS     SHARES DECLINES FROM 5% BEGINNING AT THE
NOVEMBER 4,2003.                              TIME OF PURCHASE TO 0% AT THE BEGINNING
                                              OF THE SEVENTH YEAR. THE CDSC ON CLASS C
   THE PERFORMANCE DATA QUOTED REPRESENT      SHARES IS 1% FOR THE FIRST YEAR AFTER
PAST PERFORMANCE AND CANNOT GUARANTEE         PURCHASE. CLASS R SHARES DO NOT HAVE A
COMPARABLE FUTURE RESULTS; CURRENT            FRONT-END SALES CHARGE; RETURNS SHOWN
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE    ARE AT NET ASSET VALUE AND DO NOT
VISIT AIMINVESTMENTS.COM FOR THE MOST         REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
RECENT MONTH-END PERFORMANCE. PERFORMANCE     ON A TOTAL REDEMPTION OF RETIREMENT PLAN
FIGURES REFLECT REINVESTED                    ASSETS WITHIN THE FIRST YEAR.
DISTRIBUTIONS,CHANGES IN NET ASSET VALUE
AND THE EFFECT OF THE MAXIMUM SALES CHARGE       THE PERFORMANCE OF THE FUND'S SHARE
UNLESS OTHERWISE STATED. INVESTMENT RETURN    CLASSES WILL DIFFER PRIMARILY DUE TO
AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT    DIFFERENT SALES CHARGE STRUCTURES AND
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL     CLASS EXPENSES.
SHARES.
                                                 HAD THE ADVISOR NOT WAIVED FEES
   THE TOTAL ANNUAL FUND OPERATING EXPENSE    AND/OR REIMBURSED EXPENSES,PER-FORMANCE
RATIO SET FORTH IN THE MOST RECENT FUND       WOULD HAVE BEEN LOWER.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A,CLASS B,CLASS C AND CLASS R          A REDEMPTION FEE OF 2% WILL BE
SHARES WAS 2.03%,2.78%,2.78% AND 2.28%,       IMPOSED ON CERTAIN REDEMPTIONS OR           ==========================================
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED    EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
ABOVE MAY VARY FROM THE EXPENSE RATIOS        OF PURCHASE. EXCEPTIONS TO THE              FOR A DISCUSSION OF THE RISKS OF
PRESENTED IN OTHER SECTIONS OF THIS REPORT    REDEMPTION FEE ARE LISTED IN THE FUND'S     INVESTING IN YOUR FUND AND INDEXES USED
THAT ARE BASED                                PROSPECTUS.                                 IN THIS REPORT,PLEASE TURN THE PAGE.

                                                                                          ==========================================

AIM Trimark Fund

AIM TRIMARK FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o  Unless otherwise noted, all data in this report are from A I M
   Management Group Inc.

About share classes                           o Prices of equity securities change in     Other information
                                              response to many factors including the
o Class B shares are not available as an      historical and prospective earnings of      o The returns shown in the management's
investment for retirement plans maintained    the issuer, the value of its assets,        discussion of Fund performance are based
pursuant to Section 401 of the Internal       general economic conditions, interest       on net asset values calculated for
Revenue Code, including 401(k) plans, money   rates, investor perceptions and market      shareholder transactions. Generally
purchase pension plans and profit sharing     liquidity.                                  accepted accounting principles require
plans, except for plans that have existing                                                adjustments to be made to the net assets
accounts invested in class B shares.          o Foreign securities have additional        of the Fund at period end for financial
                                              risks, including exchange rate changes,     reporting purposes, and as such, the net
o Class R shares are available only to        political and economic upheaval, the        asset values for shareholder
certain retirement plans. Please see the      relative lack of information, relatively    transactions and the returns based on
prospectus for more information.              low market liquidity, and the potential     those net asset values may differ from
                                              lack of strict financial and accounting     the net asset values and returns
Principal risks of investing in the Fund      controls and standards.                     reported in the Financial Highlights.

o Since a large percentage of the Fund's      About indexes used in this report           o Industry classifications used in this
assets may be invested in securities of a                                                 report are generally according to the
limited number of companies, each             o The MSCI World Index --SERVICE MARK--     Global Industry Classification Standard,
investment has a greater effect on the        is a free float-adjusted market             which was developed by and is the
Fund's overall performance, and any change    capitalization index that is designed to    exclusive property and a service mark of
in the value of those securities could        measure global developed market equity      Morgan Stanley Capital International
significantly affect the value of your        performance.                                Inc. and Standard & Poor's.
investment in the Fund.
                                              o The Lipper Global Multi-Cap Core Funds    o The Chartered Financial Analyst
o The value of convertible securities in      Index is an equally weighted                --REGISTERED TRADEMARK-- (CFA
which the Fund invests may be affected by     representation of the largest funds in      --REGISTERED TRADEMARK--) designation
market interest rates--the risk that the      the Lipper Global Multi-Cap Core Funds      is a globally recognized standard for
issuer may default on interest or principal   category. These funds typically have an     measuring the competence and integrity
payments and the value of the underlying      average price-to-cash flow ratio,           of investment professionals.
common stock into which these securities      price-to-book ratio, and three-year
may be converted may decline as a result.     sales-per-share growth value, compared
                                              to the S&P/Citigroup BMI.
o Investing in developing countries can add
additional risk, such as high rates of        o The Fund is not managed to track the
inflation or sharply devalued currencies      performance of any particular index,
against the U.S. dollar. Transaction costs    including the indexes defined here, and
are often higher, and there may be delays     consequently, the performance of the
in settlement procedures.                     Fund may deviate significantly from the
                                              performance of the indexes.

                                              o A direct investment cannot be made in
                                              an index. Unless otherwise indicated,
                                              index results include reinvested
                                              dividends, and they do not reflect sales
                                              charges. Performance of an index of
                                              funds reflects fund expenses;
                                              performance of a market index does not.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 ==========================================
PROSPECTUS,WHICH CONTAINS MORE COMPLETE INFORMATION,INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                            FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                    ATKAX
                                                                                          Class B Shares                    ATKBX
                                                                                          Class C Shares                    ATKCX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class R Shares                    ATKRX

AIMINVESTMENTS.COM                                                                        ==========================================

AIM Trimark Fund

SCHEDULE OF INVESTMENTS(A)

October 31, 2007

                                               SHARES       VALUE
--------------------------------------------------------------------
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-70.80%

AUSTRIA-2.41%

Wienerberger A.G. (Building Products)(b)       29,752    $ 1,862,525
====================================================================

DENMARK-0.92%

Alk-Abello A.S. (Pharmaceuticals)(b)            3,300        715,139
====================================================================

FINLAND-3.39%

Nokia Renkaat Oyj (Tires & Rubber)(b)          69,400      2,622,118
====================================================================

FRANCE-4.08%

Accor S.A. (Hotels, Resorts & Cruise
  Lines)(b)                                    33,000      3,160,501
====================================================================

GERMANY-7.15%

Adidas A.G. (Apparel, Accessories & Luxury
  Goods)(b)                                    49,000      3,278,282
--------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(b)                            33,600      2,255,104
====================================================================
                                                           5,533,386
====================================================================

IRELAND-7.91%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(b)                                    138,341     2,336,332
--------------------------------------------------------------------
Kerry Group PLC-Class A (Packaged Foods &
  Meats)(b)                                    58,000      1,740,410
--------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(c)         41,600      2,046,304
====================================================================
                                                           6,123,046
====================================================================

JAPAN-0.86%

Canon Inc. (Office Electronics)(b)             13,100        661,962
====================================================================

MEXICO-9.05%

Cemex S.A.B. de C.V.-ADR (Construction
  Materials)(c)                                78,094      2,395,143
--------------------------------------------------------------------
Grupo Modelo, S.A.B. de C.V.-Series C
  (Brewers)                                    282,000     1,326,670
--------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                          132,000     3,280,200
====================================================================
                                                           7,002,013
====================================================================

NETHERLANDS-6.62%

ING Groep N.V. (Other Diversified Financial
  Services)(b)                                 73,400      3,313,310
--------------------------------------------------------------------
Vedior N.V. (Human Resource & Employment
  Services)(b)                                 79,368      1,814,862
====================================================================
                                                           5,128,172
====================================================================

SOUTH KOREA-2.11%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                  53,000      1,632,930
====================================================================

SWITZERLAND-9.56%

Nestle S.A. (Packaged Foods & Meats)(b)         5,100      2,357,906
--------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(b)             58,300      3,106,503
--------------------------------------------------------------------

                                               SHARES       VALUE
--------------------------------------------------------------------
SWITZERLAND-(CONTINUED)

Schindler Holding A.G. (Industrial Machinery)   5,700    $   393,220
--------------------------------------------------------------------
Schindler Holding A.G.-Participation Ctfs.
  (Industrial Machinery)(b)                    22,000      1,544,382
====================================================================
                                                           7,402,011
====================================================================

UNITED KINGDOM-16.74%

Reed Elsevier PLC (Publishing)(b)              306,827     4,023,697
--------------------------------------------------------------------
Smiths Group PLC (Industrial
  Conglomerates)(b)                                --              8
--------------------------------------------------------------------
Tesco PLC (Food Retail)(b)                     241,354     2,454,850
--------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                     69,200      2,929,236
--------------------------------------------------------------------
WPP Group PLC (Advertising)(b)                 259,500     3,552,467
====================================================================
                                                          12,960,258
====================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $45,158,012)                 54,804,061
====================================================================

DOMESTIC COMMON STOCKS-27.16%

APPAREL RETAIL-2.10%

Ross Stores, Inc.                              60,300      1,629,306
====================================================================

CONSUMER FINANCE-2.09%

American Express Co.                           26,500      1,615,175
====================================================================

DIVERSIFIED BANKS-2.99%

Wells Fargo & Co.                              68,100      2,316,081
====================================================================

ELECTRONIC MANUFACTURING SERVICES-2.36%

Molex Inc.-Class A                             66,800      1,823,640
====================================================================

HEALTH CARE EQUIPMENT-6.41%

Edwards Lifesciences Corp.(c)                  24,900      1,250,478
--------------------------------------------------------------------
Kinetic Concepts, Inc.(c)                      61,800      3,714,180
====================================================================
                                                           4,964,658
====================================================================

HEALTH CARE TECHNOLOGY-2.48%

IMS Health Inc.                                76,100      1,918,481
====================================================================

MANAGED HEALTH CARE-2.87%

WellPoint Inc.(c)                              28,000      2,218,440
====================================================================

SEMICONDUCTOR EQUIPMENT-0.01%

Applied Materials, Inc.                           400          7,768
====================================================================

SEMICONDUCTORS-3.64%

Altera Corp.                                   72,400      1,420,488
--------------------------------------------------------------------
International Rectifier Corp.(c)               41,900      1,398,622
====================================================================
                                                           2,819,110
====================================================================

SYSTEMS SOFTWARE-2.21%

Oracle Corp.(c)                                77,100      1,709,307
====================================================================
    Total Domestic Common Stocks (Cost
      $18,790,168)                                        21,021,966
====================================================================

AIM Trimark Fund

                                               SHARES       VALUE
--------------------------------------------------------------------

MONEY MARKET FUNDS-2.34%

Liquid Assets Portfolio-Institutional
  Class(d)                                     907,366   $   907,366
--------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)       907,366       907,366
====================================================================
    Total Money Market Funds (Cost
      $1,814,732)                                          1,814,732
====================================================================
TOTAL INVESTMENTS-100.30% (Cost $65,762,912)              77,640,759
====================================================================
OTHER ASSETS LESS LIABILITIES-(0.30)%                       (235,276)
====================================================================
NET ASSETS-100.00%                                       $77,405,483
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at October 31, 2007 was $40,800,358, which represented 52.71% of the Fund's Net Assets. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $63,948,180)        $75,826,027
-----------------------------------------------------------
Investments in affiliated money market funds
  (Cost $1,814,732)                               1,814,732
===========================================================
     Total investments (Cost $65,762,912)        77,640,759
===========================================================
Foreign currencies, at value (Cost $1,129,115)    1,165,234
-----------------------------------------------------------
Receivables for:
  Investments sold                                   56,703
-----------------------------------------------------------
  Fund shares sold                                  418,750
-----------------------------------------------------------
  Dividends                                          83,828
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               12,998
-----------------------------------------------------------
Other assets                                         26,858
===========================================================
     Total assets                                79,405,130
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           1,482,130
-----------------------------------------------------------
  Fund shares reacquired                            370,203
-----------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                           14,711
-----------------------------------------------------------
Accrued distribution fees                            30,749
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,397
-----------------------------------------------------------
Accrued transfer agent fees                          19,354
-----------------------------------------------------------
Accrued operating expenses                           81,103
===========================================================
     Total liabilities                            1,999,647
===========================================================
Net assets applicable to shares outstanding     $77,405,483
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                   $59,211,280
-----------------------------------------------------------
Undistributed net investment income               1,158,580
-----------------------------------------------------------
Undistributed net realized gain                   5,121,939
-----------------------------------------------------------
Unrealized appreciation                          11,913,684
===========================================================
                                                $77,405,483
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $53,989,522
___________________________________________________________
===========================================================
Class B                                         $10,640,033
___________________________________________________________
===========================================================
Class C                                         $12,198,806
___________________________________________________________
===========================================================
Class R                                         $   567,069
___________________________________________________________
===========================================================
Institutional Class                             $    10,053
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           3,278,602
___________________________________________________________
===========================================================
Class B                                             665,360
___________________________________________________________
===========================================================
Class C                                             762,561
___________________________________________________________
===========================================================
Class R                                              34,706
___________________________________________________________
===========================================================
Institutional Class                                   602.6
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     16.47
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $16.47 divided by
       94.50%)                                  $     17.43
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     15.99
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     16.00
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     16.34
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     16.68
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $83,329)       $ 2,351,550
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      130,659
-------------------------------------------------------------------------
Interest                                                            1,949
=========================================================================
     Total investment income                                    2,484,158
=========================================================================


EXPENSES:

Advisory fees                                                     578,485
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     58,613
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                         125,481
-------------------------------------------------------------------------
  Class B                                                          93,862
-------------------------------------------------------------------------
  Class C                                                          96,056
-------------------------------------------------------------------------
  Class R                                                           2,028
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              140,949
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                    9
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          18,902
-------------------------------------------------------------------------
Professional services fees                                         68,302
-------------------------------------------------------------------------
Other                                                              92,102
=========================================================================
     Total expenses                                             1,324,789
=========================================================================
Less: Fees waived and expense offset arrangement(s)               (29,252)
=========================================================================
     Net expenses                                               1,295,537
=========================================================================
Net investment income                                           1,188,621
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                         5,253,878
-------------------------------------------------------------------------
  Foreign currencies                                              (23,206)
=========================================================================
                                                                5,230,672
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         3,731,228
-------------------------------------------------------------------------
  Foreign currencies                                               33,952
=========================================================================
                                                                3,765,180
=========================================================================
Net realized and unrealized gain                                8,995,852
=========================================================================
Net increase in net assets resulting from operations          $10,184,473
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                 2007           2006
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ 1,188,621    $  (199,147)
----------------------------------------------------------------------------------------
  Net realized gain                                             5,230,672      2,079,381
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                         3,765,180      6,625,729
========================================================================================
    Net increase in net assets resulting from operations       10,184,473      8,505,963
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,351,670)      (262,036)
----------------------------------------------------------------------------------------
  Class B                                                        (309,727)       (89,140)
----------------------------------------------------------------------------------------
  Class C                                                        (277,417)       (82,585)
----------------------------------------------------------------------------------------
  Class R                                                          (8,974)          (881)
----------------------------------------------------------------------------------------
  Institutional Class                                                (549)          (155)
========================================================================================
    Decrease in net assets resulting from distributions        (1,948,337)      (434,797)
========================================================================================
Share transactions-net:
  Class A                                                      16,686,274      7,628,231
----------------------------------------------------------------------------------------
  Class B                                                       2,005,802       (258,487)
----------------------------------------------------------------------------------------
  Class C                                                       4,518,745       (339,068)
----------------------------------------------------------------------------------------
  Class R                                                         302,764        134,706
----------------------------------------------------------------------------------------
  Institutional Class                                              (6,149)           156
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              23,507,436      7,165,538
========================================================================================
    Net increase in net assets                                 31,743,572     15,236,704
========================================================================================

NET ASSETS:

  Beginning of year                                            45,661,911     30,425,207
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $1,158,580 and $(6,835), respectively)          $77,405,483    $45,661,911
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

AIM Trimark Fund


       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

AIM Trimark Fund


       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    Under the terms of a master sub-advisory agreement between AIM and AIM Funds Management Inc. ("AIM Funds Management"), AIM pays AIM Funds Management 40% of the amount of AIM's compensation on the sub-advised assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 2.15%, 2.90%, 2.90%, 2.40% and 1.90% of average daily net assets, respectively, through at least June 30, 2008 In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $23,125.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco did not reimburse any expenses.

AIM Trimark Fund


    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $32,022 in front-end sales commissions from the sale of Class A shares and $1,441, $12,664, $2,166 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007. During the period each investment maintained a $1.00 net asset value, as such there is no realized gain/(loss) and no change in unrealized appreciation/(depreciation).

                                                     VALUE          PURCHASES          PROCEEDS            VALUE        DIVIDEND
FUND                                               10/31/06          AT COST          FROM SALES         10/31/07        INCOME
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class                             $1,252,761       $21,464,660       $(21,810,055)      $  907,366      $ 65,480
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-
  Institutional Class                              1,252,761        21,464,660        (21,810,055)         907,366        65,179
=================================================================================================================================
  Total Investments in Affiliates                 $2,505,522       $42,929,320       $(43,620,110)      $1,814,732      $130,659
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $6,127.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $5,184 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM Trimark Fund

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007         2006
------------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $1,948,337    $434,797
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                   2007
---------------------------------------------------------------------------
Undistributed ordinary income                                   $ 1,458,401
---------------------------------------------------------------------------
Undistributed long-term gain                                      5,413,086
---------------------------------------------------------------------------
Net unrealized appreciation -- investments                       11,333,550
---------------------------------------------------------------------------
Temporary book/tax differences                                      (10,834)
---------------------------------------------------------------------------
Shares of beneficial interest                                    59,211,280
===========================================================================
  Total net assets                                              $77,405,483
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $35,837.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of October 31, 2007.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $63,255,267 and $38,851,918, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $11,948,857
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (651,144)
===============================================================================
Net unrealized appreciation of investment securities               $11,297,713
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $66,343,046.

AIM Trimark Fund

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2007, undistributed net investment income was decreased by $23,206 and undistributed net realized gain was increased by $23,206. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                   YEAR ENDED
                                                                 OCTOBER 31, 2007(A)            OCTOBER 31, 2006
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,722,152    $ 42,815,474    1,014,548    $13,360,571
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        295,420       4,563,966      123,333      1,586,277
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        430,854       6,643,007      195,136      2,488,592
--------------------------------------------------------------------------------------------------------------------
  Class R                                                         66,448       1,051,503       11,786        156,371
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --            2             27
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         82,867       1,204,887       20,431        246,603
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         19,727         280,311        6,809         80,962
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         17,735         252,191        6,176         73,498
--------------------------------------------------------------------------------------------------------------------
  Class R                                                            621           8,975           73            881
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 38             549           13            155
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         56,435         886,906       19,538        248,354
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        (57,922)       (886,906)     (19,877)      (248,354)
====================================================================================================================
Reacquired:(b)
  Class A                                                     (1,756,051)    (28,220,993)    (486,978)    (6,227,297)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (127,938)     (1,951,569)    (133,704)    (1,677,372)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (155,924)     (2,376,453)    (233,680)    (2,901,158)
--------------------------------------------------------------------------------------------------------------------
  Class R                                                        (47,736)       (757,714)      (1,765)       (22,546)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               (399)         (6,698)          (2)           (26)
====================================================================================================================
                                                               1,546,327    $ 23,507,436      521,839    $ 7,165,538
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 23% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Net of redemption fees of $12,179 and $1,748 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2007 and 2006, respectively.

NOTE 11--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM Trimark Fund


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                                   NOVEMBER 4,
                                                                                                      2003
                                                                                                  (COMMENCEMENT
                                                                   YEAR ENDED OCTOBER 31,           DATE) TO
                                                              --------------------------------     OCTOBER 31,
                                                               2007          2006       2005          2004
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.38       $ 11.44    $ 10.38       $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.30(a)      (0.04)(a)   (0.04)       (0.05)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.36          3.14       1.10          0.43
===============================================================================================================
    Total from investment operations                             2.66          3.10       1.06          0.38
===============================================================================================================
Less distributions from net realized gains                      (0.57)        (0.16)        --            --
===============================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00       0.00          0.00
===============================================================================================================
Net asset value, end of period                                $ 16.47       $ 14.38    $ 11.44       $ 10.38
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                 19.02%        27.40%     10.21%         3.80%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,990       $31,258    $18,368       $ 9,757
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.66%(c)      2.03%      2.21%         2.25%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.70%(c)      2.08%      2.53%         3.84%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets      1.90%(c)     (0.31)%    (0.46)%       (0.53)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                         59%           59%        44%           38%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $50,192,385.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Trimark Fund

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                                                                  NOVEMBER 4,
                                                                                                     2003
                                                                                                 (COMMENCEMENT
                                                                  YEAR ENDED OCTOBER 31,           DATE) TO
                                                              -------------------------------     OCTOBER 31,
                                                               2007          2006       2005         2004
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.08       $ 11.29    $10.31       $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.18(a)      (0.13)(a)  (0.12)       (0.12)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.30          3.08      1.10          0.43
==============================================================================================================
    Total from investment operations                             2.48          2.95      0.98          0.31
==============================================================================================================
Less distributions from net realized gains                      (0.57)        (0.16)       --            --
==============================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00      0.00          0.00
==============================================================================================================
Net asset value, end of period                                $ 15.99       $ 14.08    $11.29       $ 10.31
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 18.11%        26.42%     9.51%         3.10%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,640       $ 7,549    $6,315       $ 4,358
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.41%(c)      2.78%     2.90%         2.90%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.45%(c)      2.83%     3.22%         4.49%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      1.15%(c)     (1.06)%   (1.15)%       (1.18)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                         59%           59%       44%           38%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,386,177.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Trimark Fund

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                                                     NOVEMBER 4,
                                                                                                        2003
                                                                                                    (COMMENCEMENT
                                                                    YEAR ENDED OCTOBER 31,            DATE) TO
                                                              ----------------------------------     OCTOBER 31,
                                                               2007            2006        2005         2004
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.09        $ 11.29      $10.31       $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.18(a)       (0.13)(a)   (0.12)        (0.12)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.30           3.09        1.10          0.43
=================================================================================================================
    Total from investment operations                             2.48           2.96        0.98          0.31
=================================================================================================================
Less distributions from net realized gains                      (0.57)         (0.16)         --            --
=================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00        0.00          0.00
=================================================================================================================
Net asset value, end of period                                $ 16.00        $ 14.09      $11.29       $ 10.31
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                 18.10%         26.51%       9.51%         3.10%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,199        $ 6,621      $5,671       $ 4,040
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.41%(c)       2.78%       2.90%         2.90%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.45%(c)       2.83%       3.22%         4.49%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets      1.15%(c)      (1.06)%     (1.15)%       (1.18)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(e)                                         59%            59%         44%           38%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,605,634.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                    APRIL 30, 2004
                                                                                                    (COMMENCEMENT
                                                                    YEAR ENDED OCTOBER 31,             DATE) TO
                                                              ----------------------------------     OCTOBER 31,
                                                               2007            2006        2005          2004
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.31        $ 11.41      $10.37       $ 10.51
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.26(a)       (0.07)(a)   (0.03)        (0.04)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.34           3.13        1.07         (0.10)
==================================================================================================================
    Total from investment operations                             2.60           3.06        1.04         (0.14)
==================================================================================================================
Less distributions from net realized gains                      (0.57)         (0.16)         --            --
==================================================================================================================
Redemption fees added to shares of beneficial interest           0.00           0.00        0.00          0.00
==================================================================================================================
Net asset value, end of period                                $ 16.34        $ 14.31      $11.41       $ 10.37
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 18.68%         27.12%      10.03%        (1.33)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   567        $   220      $   60       $    10
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.91%(c)       2.28%       2.40%         2.40%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.95%(c)       2.33%       2.72%         3.99%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets      1.65%(c)      (0.56)%     (0.65)%       (0.68)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                         59%            59%         44%           38%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $405,531.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Trimark Fund

                                                                            INSTITUTIONAL CLASS
                                                              ------------------------------------------------
                                                                                                APRIL 30, 2004
                                                                                                (COMMENCEMENT
                                                                  YEAR ENDED OCTOBER 31,           DATE) TO
                                                              ------------------------------     OCTOBER 31,
                                                               2007          2006      2005          2004
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.51       $11.50    $10.40       $ 10.51
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.36(a)      0.01(a)  (0.02)        (0.01)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.38         3.16      1.12         (0.10)
==============================================================================================================
    Total from investment operations                             2.74         3.17      1.10         (0.11)
==============================================================================================================
Less distributions from net realized gains                      (0.57)       (0.16)       --            --
==============================================================================================================
Redemption fees added to shares of beneficial interest           0.00         0.00      0.00          0.00
==============================================================================================================
Net asset value, end of period                                $ 16.68       $14.51    $11.50       $ 10.40
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 19.41%       27.87%    10.58%        (1.05)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $    10       $   14    $   11       $    10
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.27%(c)     1.64%     1.90%         1.90%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.31%(c)     1.69%     2.00%         3.42%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets      2.29%(c)     0.08%    (0.15)%       (0.18)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                         59%          59%       44%           38%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $13,457.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds; and

    - that certain AIM Funds inadequately employed fair value pricing.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the

AIM Trimark Fund

AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Trimark Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Trimark Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Trimark Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                                                 ACTUAL
                                                 ENDING
                             BEGINNING           ACCOUNT          EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE          VALUE          PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,018.60          $ 8.29           $1,016.99          $ 8.29            1.63%
B                             1,000.00           1,014.60           12.09            1,013.21           12.08            2.38
C                             1,000.00           1,014.60           12.09            1,013.21           12.08            2.38
R                             1,000.00           1,016.80            9.56            1,015.73            9.55            1.88

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Trimark Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM      fees are negotiated during the annual          In determining whether to continue
Investment Funds is required under the        contract renewal process to ensure that     the Fund's advisory agreement, the Board
Investment Company Act of 1940 to approve     they are negotiated in a manner which is    considered the prior relationship
annually the renewal of the AIM Trimark       at arms' length and reasonable.             between AIM and the Fund, as well as the
Fund (the Fund) investment advisory           Accordingly, the Senior Officer must        Board's knowledge of AIM's operations,
agreement with A I M Advisors, Inc. (AIM).    either supervise a competitive bidding      and concluded that it was beneficial to
During contract renewal meetings held on      process or prepare an independent           maintain the current relationship, in
June 25-27, 2007, the Board as a whole and    written evaluation. The Senior Officer      part, because of such knowledge. The
the disinterested or "independent"            has recommended that an independent         Board also considered the steps that AIM
Trustees, voting separately, approved the     written evaluation be provided and, upon    and its affiliates have taken over the
continuance of the Fund's investment          the direction of the Board, has prepared    last several years to improve the
advisory agreement for another year,          an independent written evaluation.          quality and efficiency of the services
effective July 1, 2007. In doing so, the                                                  they provide to the Funds in the areas
Board determined that the Fund's advisory        During the annual contract renewal       of investment performance, product line
agreement is in the best interests of the     process, the Board considered the           diversification, distribution, fund
Fund and its shareholders and that the        factors discussed below under the           operations, shareholder services and
compensation to AIM under the Fund's          heading "Factors and Conclusions and        compliance. The Board concluded that the
advisory agreement is fair and reasonable.    Summary of Independent Written Fee          quality and efficiency of the services
                                              Evaluation" in evaluating the fairness      AIM and its affiliates provide to the
   The independent Trustees met separately    and reasonableness of the Fund's            AIM Funds in each of these areas have
during their evaluation of the Fund's         advisory agreement at the contract          generally improved, and support the
investment advisory agreement with            renewal meetings and at their meetings      Board's approval of the continuance of
independent legal counsel from whom they      throughout the year as part of their        the Fund's advisory agreement.
received independent legal advice, and the    ongoing oversight of the Fund. The
independent Trustees also received            Fund's advisory agreement was considered       B. Fund Performance
assistance during their deliberations from    separately, although the Board also
the independent Senior Officer, a             considered the common interests of all      The Board compared the Fund's
full-time officer of the AIM Funds who        of the AIM Funds in their deliberations.    performance during the past one and
reports directly to the independent           The Board comprehensively considered all    three calendar years to the performance
Trustees. The following discussion more       of the information provided to them and     of funds in the Fund's Lipper peer group
fully describes the process employed by       did not identify any particular factor      that are not managed by AIM, and against
the Board to evaluate the performance of      that was controlling. Furthermore, each     the performance of all funds in the
the AIM Funds (including the Fund)            Trustee may have evaluated the              Lipper Global Multi-Cap Core Funds
throughout the year and, more                 information provided differently from       Index. The Board also reviewed the
specifically, during the annual contract      one another and attributed different        methodology used by Lipper to identify
renewal meetings.                             weight to the various factors. The          the Fund's peers. The Board noted that
                                              Trustees recognized that the advisory       the Fund's performance was comparable to
THE BOARD'S FUND EVALUATION PROCESS           arrangements and resulting advisory fees    the median performance of its peers for
                                              for the Fund and the other AIM Funds are    the one year period, and below such
The Board's Investments Committee has         the result of years of review and           performance for the three year period.
established three Sub-Committees which are    negotiation between the Trustees and        The Board noted that the Fund's
responsible for overseeing the management     AIM, that the Trustees may focus to a       performance was above the performance of
of a number of the series portfolios of the   greater extent on certain aspects of        the Index for the one year period, and
AIM Funds. This Sub-Committee structure       these arrangements in some years than       comparable to such Index for the three
permits the Trustees to focus on the          others, and that the Trustees'              year period. The Board also considered
performance of the AIM Funds that have been   deliberations and conclusions in a          the steps AIM has taken over the last
assigned to them. The Sub-Committees meet     particular year may be based in part on     several years to improve the quality and
throughout the year to review the             their deliberations and conclusions of      efficiency of the services that AIM
performance of their assigned funds, and      these same arrangements throughout the      provides to the AIM Funds. The Board
the Sub-Committees review monthly and         year and in prior years.                    concluded that AIM continues to be
quarterly comparative performance                                                         responsive to the Board's focus on fund
information and periodic asset flow data      FACTORS AND CONCLUSIONS AND SUMMARY OF      performance. Although the independent
for their assigned funds. These materials     INDEPENDENT WRITTEN FEE EVALUATION          written evaluation of the Fund's Senior
are prepared under the direction and                                                      Officer (discussed below) only
supervision of the independent Senior         The discussion below serves as a summary    considered Fund performance through the
Officer. Over the course of each year, the    of the Senior Officer's independent         most recent calendar year, the Board
Sub-Committees meet with portfolio managers   written evaluation, as well as a            also reviewed more recent Fund
for their assigned funds and other members    discussion of the material factors and      performance and this review did not
of management and review with these           related conclusions that formed the         change their conclusions.
individuals the performance, investment       basis for the Board's approval of the
objective(s), policies, strategies and        Fund's advisory agreement. Unless              C. Advisory Fees and Fee Waivers
limitations of these funds.                   otherwise stated, information set forth
                                              below is as of June 27, 2007 and does       The Board compared the Fund's
   In addition to their meetings throughout   not reflect any changes that may have       contractual advisory fee rate to the
the year, the Sub-Committees meet at          occurred since that date, including but     contractual advisory fee rates of funds
designated contract renewal meetings each     not limited to changes to the Fund's        in the Fund's Lipper peer group that are
year to conduct an in-depth review of the     performance, advisory fees, expense         not managed by AIM, at a common asset
performance, fees and expenses of their       limitations and/or fee waivers.             level and as of the end of the past
assigned funds. During the contract renewal                                               calendar year. The Board noted that the
process, the Trustees receive comparative     I. Investment Advisory Agreement            Fund's advisory fee rate was below the
performance and fee data regarding all the                                                median advisory fee rate of its peers.
AIM Funds prepared by an independent             A. Nature, Extent and Quality of         The Board also reviewed the methodology
company, Lipper, Inc., under the direction          Services Provided by AIM              used by Lipper and noted that the
and supervision of the independent Senior                                                 contractual fee rates shown by Lipper
Officer who also prepares a separate          The Board reviewed the advisory services    include any applicable long-term
analysis of this information for the          provided to the Fund by AIM under the       contractual fee waivers. The Board also
Trustees. Each Sub-Committee then makes       Fund's advisory agreement, the              compared the Fund's contractual advisory
recommendations to the Investments            performance of AIM in providing these       fee rate to the contractual advisory fee
Committee regarding the performance, fees     services, and the credentials and           rates of other clients of AIM and its
and expenses of their assigned funds. The     experience of the officers and employees    affiliates with investment strategies
Investments Committee considers each          of AIM who provide these services. The      comparable to those of the Fund,
Sub-Committee's recommendations and makes     Board's review of the qualifications of     including one mutual fund advised by
its own recommendations regarding the         AIM to provide these services included      AIM, one mutual fund advised and
performance, fees and expenses of the AIM     the Board's consideration of AIM's          sub-advised by AIM affiliates, three
Funds to the full Board. Moreover, the        portfolio and product review process,       mutual funds sub-advised by an AIM
Investments Committee considers each          various back office support functions       affiliate, two Canadian funds
SubCommittee's recommendations in making      provided by AIM, and AIM's equity and       sub-advised by an AIM affiliate and
its annual recommendation to the Board        fixed income trading operations. The        advised by AIM, and three offshore funds
whether to approve the continuance of each    Board concluded that the nature, extent     advised and sub-advised by AIM
AIM Fund's investment advisory agreement      and quality of the advisory services        affiliates. The Board noted that the
and sub-advisory agreement, if applicable     provided to the Fund by AIM were            Fund's rate was: (i) below the rate for
(advisory agreements), for another year.      appropriate and that AIM currently is       the mutual fund; (ii) comparable to the
                                              providing satisfactory advisory services    advisory fee rate for the mutual fund
   The independent Trustees, as mentioned     in accordance with the terms of the         advised and sub-advised by AIM
above, are assisted in their annual           Fund's advisory agreement. In addition,     affiliates; (iii) above the sub-advisory
evaluation of the advisory agreements by      based on their ongoing meetings             fee rates for the three mutual funds
the independent Senior Officer. One           throughout the year with the Fund's         sub-advised by an AIM affiliate; (iv)
responsibility of the Senior Officer is to    portfolio managers, the Board concluded     below the advisory fee rate for one of
manage the process by which the AIM Funds'    that these individuals are competent and    the two Canadian funds and above the
proposed management                           able to continue to carry out their         advisory fee rate for the other Canadian
                                              responsibilities under the Fund's           fund; and (v) below the advisory fee
                                              advisory agreement.                         rate for one of the offshore funds, the
                                                                                          same as the advisory fee rate for the
                                                                                          second offshore fund, and above the
                                                                                          advisory fee rate for the third offshore
                                                                                          fund.

                                                                                                                         (continued)

AIM Trimark Fund

   The Board noted that AIM has               extent of the services provided. The        sub-advisory agreement, the performance
contractually agreed to waive fees and/or     Board considered whether AIM is             of the Sub-Advisor in providing these
limit expenses of the Fund through at least   financially sound and has the resources     services, and the credentials and
June 30, 2008 in an amount necessary to       necessary to perform its obligations        experience of the officers and employees
limit total annual operating expenses to a    under the Fund's advisory agreement, and    of the Sub-Advisor who provide these
specified percentage of average daily net     concluded that AIM has the financial        services. The Board concluded that the
assets for each class of the Fund. The        resources necessary to fulfill these        nature, extent and quality of the
Board considered the contractual nature of    obligations.                                services provided by the Sub-Advisor
this fee waiver and noted that it remains                                                 were appropriate and that the
in effect until at least June 30, 2008. The      F. Independent Written Evaluation of     Sub-Advisor currently is providing
Board reviewed the Fund's effective                 the Fund's Senior Officer             satisfactory services in accordance with
advisory fee rate, after taking account of                                                the terms of the Fund's sub-advisory
this expense limitation, and considered the   The Board noted that, upon their            agreement. In addition, based on their
effect this expense limitation would have     direction, the Senior Officer of the        ongoing meetings throughout the year
on the Fund's estimated total expenses. The   Fund, who is independent of AIM and         with the Fund's portfolio managers, the
Board concluded that the levels of fee        AIM's affiliates, had prepared an           Board concluded that these individuals
waivers/expense limitations for the Fund      independent written evaluation to assist    are competent and able to continue to
were fair and reasonable.                     the Board in determining the                carry out their responsibilities under
                                              reasonableness of the proposed              the Fund's sub-advisory agreement.
   The Board noted that AIM has not           management fees of the AIM Funds,
proposed any advisory fee waivers for the     including the Fund. The Board noted that       B. Fund Performance
Fund. However, the Board also noted that      they had relied upon the Senior
AIM has recommended that the Board approve    Officer's written evaluation instead of     The Board compared the Fund's
an amendment to the Fund's contractual        a competitive bidding process. In           performance during the past one and
advisory fee schedule that would implement    determining whether to continue the         three calendar years to the performance
the contractual advisory fee waiver that      Fund's advisory agreement, the Board        of funds in the Fund's Lipper peer group
had been formerly committed to by AIM,        considered the Senior Officer's written     that are not managed by AIM, and against
which waiver provided for lower effective     evaluation.                                 the performance of all funds in the
fee rates at all asset levels than the                                                    Lipper Global Multi-Cap Core Funds
Fund's current contractual advisory fee          G. Collateral Benefits to AIM and its    Index. The Board also reviewed the
schedule. The Board noted that AIM's                Affiliates                            methodology used by Lipper to identify
recommendation was made in response to the                                                the Fund's peers. The Board noted that
recommendation of the independent Senior      The Board considered various other          the Fund's performance was comparable to
Officer that AIM consider whether the         benefits received by AIM and its            the median performance of its peers for
advisory fee waivers for certain equity AIM   affiliates resulting from AIM's             the one year period, and below such
Funds, including the Fund, should be          relationship with the Fund, including       performance for the three year period.
simplified. The Board concluded that it       the fees received by AIM and its            The Board noted that the Fund's
would be appropriate to approve the           affiliates for their provision of           performance was above the performance of
proposed amendment to the Fund's              administrative, transfer agency and         the Index for the one year period, and
contractual advisory fee schedule and that    distribution services to the Fund. The      comparable to such Index for the three
it was not necessary at this time to          Board considered the performance of AIM     year period. The Board also considered
discuss with AIM whether to implement any     and its affiliates in providing these       the steps AIM has taken over the last
fee waivers for the Fund.                     services and the organizational             several years to improve the quality and
                                              structure employed by AIM and its           efficiency of the services that AIM
   After taking account of the Fund's         affiliates to provide these services.       provides to the AIM Funds. The Board
contractual advisory fee rate, as well as     The Board also considered that these        concluded that AIM continues to be
the comparative advisory fee information      services are provided to the Fund           responsive to the Board's focus on fund
and the expense limitation discussed above,   pursuant to written contracts which are     performance. Although the independent
the Board concluded that the Fund's           reviewed and approved on an annual basis    written evaluation of the Fund's Senior
advisory fees were fair and reasonable.       by the Board. The Board concluded that      Officer (discussed below) only
                                              AIM and its affiliates were providing       considered Fund performance through the
   D. Economies of Scale and Breakpoints      these services in a satisfactory manner     most recent calendar year, the Board
                                              and in accordance with the terms of         also reviewed more recent Fund
The Board considered the extent to which      their contracts, and were qualified to      performance and this review did not
there are economies of scale in AIM's         continue to provide these services to       change their conclusions.
provision of advisory services to the Fund.   the Fund.
The Board also considered whether the Fund                                                   C. Sub-Advisory Fees
benefits from such economies of scale            The Board considered the benefits
through contractual breakpoints in the        realized by AIM as a result of portfolio    The Board compared the Fund's
Fund's advisory fee schedule or through       brokerage transactions executed through     contractual sub-advisory fee rate to the
advisory fee waivers or expense               "soft dollar" arrangements. Under these     sub-advisory fees paid by other
limitations. The Board noted that the         arrangements, portfolio brokerage           sub-advisory clients of the Sub-Advisor
Fund's contractual advisory fee schedule      commissions paid by the Fund and/or         with investment strategies comparable to
currently includes only one breakpoint but    other funds advised by AIM are used to      those of the Fund, including one mutual
that the amendment to the Fund's              pay for research and execution services.    fund advised by an AIM affiliate and
contractual advisory fee schedule discussed   The Board noted that soft dollar            sub-advised by the Sub-Advisor, three
above provides for seven breakpoints. Based   arrangements shift the payment              mutual funds sub-advised by the
on this information, the Board concluded      obligation for the research and             Sub-Advisor, and one offshore fund
that the Fund's advisory fees will            executions services from AIM to the         sub-advised by the Sub-Advisor. The
appropriately reflect economies of scale      funds and therefore may reduce AIM's        Board noted that the Fund's sub-advisory
upon the Board's approval of the amendment    expenses. The Board also noted that         fee rate was: (i) comparable to the
to the Fund's contractual advisory fee        research obtained through soft dollar       sub-advisory fee rate for the mutual
schedule. The Board also noted that the       arrangements may be used by AIM in          fund advised by an AIM affiliate and
Fund shares directly in economies of scale    making investment decisions for the Fund    sub-advised by the Sub-Advisor; (ii)
through lower fees charged by third party     and may therefore benefit Fund              below the sub-advisory fee rates for the
service providers based on the combined       shareholders. The Board concluded that      three mutual funds sub-advised by the
size of all of the AIM Funds and              AIM's soft dollar arrangements were         Sub-Advisor; and (iii) the same as the
affiliates.                                   appropriate. The Board also concluded       sub-advisory fee rate for the offshore
                                              that, based on their review and             fund. The Board considered the services
   E. Profitability and Financial Resources   representations made by AIM, these          to be provided by the Sub-Advisor
      of AIM                                  arrangements were consistent with           pursuant to the Fund's sub-advisory
                                              regulatory requirements.                    agreement and the services to be
The Board reviewed information from AIM                                                   provided by AIM pursuant to the Fund's
concerning the costs of the advisory and         The Board considered the fact that       advisory agreement, as well as the
other services that AIM and its affiliates    the Fund's uninvested cash and cash         allocation of fees between AIM and the
provide to the Fund and the profitability     collateral from any securities lending      Sub-Advisor pursuant to the sub-advisory
of AIM and its affiliates in providing        arrangements may be invested in money       agreement. The Board noted that the
these services. The Board also reviewed       market funds advised by AIM pursuant to     sub-advisory fees have no direct effect
information concerning the financial          procedures approved by the Board. The       on the Fund or its shareholders, as they
condition of AIM and its affiliates. The      Board noted that AIM will receive           are paid by AIM to the Sub-Advisor, and
Board also reviewed with AIM the              advisory fees from these affiliated         that AIM and the Sub-Advisor are
methodology used to prepare the               money market funds attributable to such     affiliates. After taking account of the
profitability information. The Board          investments, although AIM has               Fund's contractual sub-advisory fee
considered the overall profitability of       contractually agreed to waive the           rate, as well as the comparative
AIM, as well as the profitability of AIM in   advisory fees payable by the Fund with      sub-advisory fee information and the
connection with managing the Fund. The        respect to its investment of uninvested     expense limitation discussed above, the
Board noted that AIM continues to operate     cash in these affiliated money market       Board concluded that the Fund's
at a net profit, although increased           funds through at least June 30, 2008.       sub-advisory fees were fair and
expenses in recent years have reduced the     The Board considered the contractual        reasonable.
profitability of AIM and its affiliates.      nature of this fee waiver and noted that
The Board concluded that the Fund's           it remains in effect until at least June       D. Financial Resources of the
advisory fees were fair and reasonable, and   30, 2008. The Board concluded that the            Sub-Advisor
that the level of profits realized by AIM     Fund's investment of uninvested cash and
and its affiliates from providing services    cash collateral from any securities         The Board considered whether the
to the Fund was not excessive in light of     lending arrangements in the affiliated      Sub-Advisor is financially sound and has
the nature, quality and                       money market funds is in the best           the resources necessary to perform its
                                              interests of the Fund and its               obligations under the Fund's
                                              shareholders.                               sub-advisory agreement, and concluded
                                                                                          that the Sub-Advisor has the financial
                                              II. Sub-Advisory Agreement                  resources necessary to fulfill these
                                                                                          obligations.
                                                 A. Nature, Extent and Quality of
                                                    Services Provided by the
                                                    Sub-Advisor

                                              The Board reviewed the services provided
                                              by AIM Funds Management Inc. (the
                                              Sub-Advisor) under the Fund's

AIM Trimark Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year -- end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                      $ 1,948,337

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 74.02%, 72.69%, 72.60%, and 72.95%, respectively.

AIM Trimark Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)

                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee

                                             Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Trimark Fund

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--

                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)

                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   AIM Funds Management,
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    5140 Yonge St.
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Suite 900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Toronto, Canada M2N 6X7

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM Trimark Fund
                                             ==========================================
                                             AVERAGE ANNUAL TOTAL RETURNS                    A REDEMPTION FEE OF 2% WILL BE
Institutional Class Shares                   For periods ended 10/31/07                   IMPOSED ON CERTAIN REDEMPTIONS OR
                                                                                          EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
The following information has been           Inception                           15.15%   OF PURCHASE. EXCEPTIONS TO THE
prepared to provide Institutional Class         1 Year                           19.41    REDEMPTION FEE ARE LISTED IN THE FUND'S
shareholders with a performance overview                                                  PROSPECTUS.
specific to their holdings. Institutional    AVERAGE ANNUAL TOTAL RETURNS
Class shares are offered exclusively to      For periods ended 9/30/07, most recent          HAD THE ADVISOR NOT WAIVED FEES
institutional investors, including defined   calendar quarter-end                         AND/OR REIMBURSED EXPENSES, PERFORMANCE
contribution plans that meet certain                                                      WOULD HAVE BEEN LOWER.
criteria.                                    Inception                           14.95%
                                                1 Year                           22.69       PLEASE NOTE THAT PAST PERFORMANCE IS
                                             ==========================================   NOT INDICATIVE OF FUTURE RESULTS. MORE
                                                                                          RECENT RETURNS MAY BE MORE OR LESS THAN
                                             INSTITUTIONAL CLASS SHARES' INCEPTION        THOSE SHOWN. ALL RETURNS ASSUME
                                             DATE IS APRIL 30, 2004. RETURNS SINCE        REINVESTMENT OF DISTRIBUTIONS AT NAV.
                                             THAT DATE ARE HISTORICAL RETURNS. ALL        INVESTMENT RETURN AND PRINCIPAL VALUE
                                             OTHER RETURNS ARE BLENDED RETURNS OF         WILL FLUCTUATE SO YOUR SHARES, WHEN
                                             HISTORICAL INSTITUTIONAL CLASS SHARE         REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                             PERFORMANCE AND RESTATED CLASS A SHARE       THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE        INFORMATION ON COMPARATIVE BENCHMARKS.
                                             INCEPTION DATE OF INSTITUTIONAL CLASS        PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                             SHARES) AT NET ASSET VALUE (NAV) AND         MORE INFORMATION. FOR THE MOST CURRENT
                                             REFLECT THE HIGHER RULE 12B-1 FEES           MONTH-END PERFORMANCE, PLEASE CALL
                                             APPLICABLE TO CLASS A SHARES. CLASS A        800-451-4246 OR VISIT
                                             SHARES' INCEPTION DATE IS NOVEMBER 4,        AIMINVESTMENTS.COM.
                                             2003.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS
                                             AT NAV. PERFORMANCE OF INSTITUTIONAL
                                             CLASS SHARES WILL DIFFER FROM
==========================================   PERFORMANCE OF OTHER SHARE CLASSES
NASDAQ SYMBOL                        ATKIX   PRIMARILY DUE TO DIFFERING SALES CHARGES
==========================================   AND CLASS EXPENSES.

Over for information on your Fund's expenses.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com             T-TRI-INS-1               A I M Distributors,Inc.

                                                         [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIM Trimark Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS                (5/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00        $1,020.20         $6.21         $1,019.06         $6.21          1.22%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     T-TRI-INS-1     A I M Distributors, Inc.

                            [EDELIVERY                              Fund holdings and proxy voting information
                           GO PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual
REGISTER FOR EDELIVERY                                              reports to shareholders. For the first and third quarters,the
                                                                    Fund files the lists with the Securities and Exchange
eDelivery is the process of receiving your fund and account         Commission (SEC) on Form N-Q. The most recent list of portfolio
information via e-mail. Once your quarterly statements, tax         holdings is available at AIMinvestments.com. From our home
forms,fund reports, and prospectuses are available, we will send    page,click on Products & Performance, then Mutual Funds,then
you an e-mail notification containing links to these documents.     Fund Overview. Select your Fund from the drop-down menu and
For security purposes, you will need to log in to your account to   click on Complete Quarterly Holdings. Shareholders can also
view your statements and tax forms.                                 look up the Fund's Forms N-Q on the SEC Web site at sec.gov.
                                                                    Copies of the Fund's Forms N-Q may be reviewed and copied at
WHY SIGN UP?                                                        the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference
Register for eDelivery to:                                          Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request
o  save your Fund the cost of printing and postage.                 at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request,from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site,AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC
o  save the documents to your personal computer or print them out   Web site,sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30,2007, is available at our Web site. Go to AIMinvestments.com,access
It's easy. Just follow these simple steps:                          the About Us tab,click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web
                                                                    site, sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services,Inc.
                                                                    T-TRI-AR-1   A I M Distributors, Inc.

                                                                                                             [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

DOMESTIC EQUITY

                                AIM Trimark Small Companies Fund
                                Annual Report to Shareholders - October 31, 2007

Small Cap

Table of Contents

Letters to Shareholders .........    2
Performance Summary .............    4
Management Discussion ...........    4
Long-term Fund Performance ......    6
Supplemental Information ........    8
Schedule of Investments .........    9
Financial Statements ............   11
Notes to Financial Statements ...   14
Financial Highlights ............   21
Auditor's Report ................   25
Fund Expenses ...................   26
Approval of Advisory Agreement ..   27             [COVER GLOBE IMAGE]
Tax Information .................   29
Trustees and Officers ...........   30

[AIM INVESTMENT SOLUTIONS]

         [GRAPHIC]   [GRAPHIC]
         [DOMESTIC    [FIXED
          EQUITY]    INCOME]

[GRAPHIC]   [GRAPHIC]     [GRAPHIC]
 [TARGET     [TARGET    [DIVERSIFIED
  RISK]     MATURITY]    PORTFOLIOS]

     [GRAPHIC]      [GRAPHIC]
      [SECTOR    [INTERNATIONAL/
      EQUITY]     GLOBAL EQUITY]

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Trimark Small Companies Fund

                         Dear Shareholders of the AIM Family of Funds:

                         I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review and factors that affected its performance. The following pages contain important information that answers questions you may have about your investment.
     [TAYLOR
      PHOTO]                Despite notable volatility at points throughout the fiscal year ended October 31, 2007, major stock market indexes in the U.S. and abroad generally performed well. Reasons for their favorable performance included positive economic growth, particularly overseas; strong corporate profits; and action by the U.S.
                         Federal Reserve Board (the Fed) to reassure skittish markets, among other factors.

  Philip Taylor             At its September 18, 2007, meeting, the Fed cut the federal funds target rate for the first time since
                         June 2003.1 The cut followed 17 rate increases from June 2004 to June 20061 and was intended to address investor concerns about a weak housing market generally and problems in the subprime mortgage market specifically. The Fed's action triggered an immediate and broad stock market rally. The Fed cut this key interest rate again on October 31, 2007.(1)

                            At AIM Investments --REGISTERED TRADEMARK--, we know that market conditions change--often suddenly and sometimes dramatically. We can help you deal with market volatility by offering a broad range of mutual funds, including:

                         o  Domestic, global and international equity funds

                         o  Taxable and tax-exempt fixed-income funds

                         o  Allocation portfolios, with risk/return characteristics to match your needs

                         o  AIM Independence Funds--target-maturity funds that combine retail mutual funds and PowerShares
                            --REGISTERED TRADEMARK-- exchange-traded funds--with risk/return characteristics that change as your target retirement date nears

                            I encourage you to talk with your financial advisor if you have concerns about your portfolio. We believe in the value of working with a trusted financial advisor who can recommend AIM funds that are appropriate for your portfolio and that address your long-term investment goals and risk tolerance regardless of prevailing short-term market conditions.

                         In conclusion

                         My colleague, Bob Graham, recently announced his decision to step down as vice chair of the AIM Funds board of directors. In 1976, Bob was one of three men who co-founded AIM. In the three decades since, he has been instrumental in transforming AIM from a small investment management firm into one of America's most respected mutual fund companies--and, in 1997, into a global independent retail and institutional investment manager.

                            In May, with shareholder approval, AIM Investments' parent company changed its name from AMVESCAP PLC to
                         Invesco Ltd., uniting our worldwide operations and global expertise under one new name. While the name of our parent company may be new to you, I can assure you that our commitment to excellent customer service remains unchanged. Our highly trained, courteous client service representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

                            We at AIM are committed to helping you achieve your financial goals. We work every day to earn your trust, and we're grateful for the confidence you've placed in us.

                         Sincerely,


                         /S/ PHILIP TAYLOR

                         Philip Taylor
                         President - AIM Funds
                         CEO, AIM Investments

                         December 17, 2007

                         Source: (1)U.S. Federal Reserve Board

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Trimark Small Companies Fund

                         Dear Fellow Shareholders:

                         In overseeing the management of the AIM family of funds on your behalf, your Board of Trustees of the AIM
                         Funds continues to focus on improved investment performance, reduced shareholder costs, and high ethical standards.
      [CROCKETT
        PHOTO]              Your Board welcomes two new members: Marty Flanagan, President and CEO of INVESCO, AIM's parent company, and Phil Taylor, who was named CEO of AIM Investments --REGISTERED TRADEMARK-- in April 2006. Robert
                         Graham, who has given more than 30 years of leadership to the company and the mutual fund industry since founding AIM in 1976, has retired, stepping down in the process from his most recent role as vice chairman
  Bruce L. Crockett      of the Board. We thank Bob for his many contributions and wish him a long and happy future.

                            Our review of fund performance has shown healthy progress, but the process is necessarily one of continuous improvement. In general, as of October 31, 2007, we have seen persistent investment discipline and more consistently good results. While this statement may not apply to every AIM Fund all the time, as I write this letter, the overall trend in fund management and performance has been positive.

                            The investment management talent at AIM has recently been enhanced by the promotion of Karen Dunn Kelley to Head of INVESCO's Worldwide Fixed Income as well as Director of AIM Global and Cash Management, with responsibility for all fixed income and money market funds that serve both institutional and individual investors. Under Karen's direction, AIM's cash management organization grew to one of the world's largest and most respected, with top-tier performance. The operations now combined under her charge represent more than $150 billion in assets, 120 investment professionals, and products that span the entire yield curve
                         (as of October 31, 2007).

                            In other news, your Board took a more active role in preparing for "proxy season," the period when fund managers must vote the shares held by their funds "for" or "against" various proposals on the ballots of the issuing companies. Beginning in the 2007 proxy season, AIM implemented new proxy voting policies, developed by management in conjunction with an ad hoc Board committee, which provided a solid framework for properly evaluating and executing the many decisions the AIM Funds are required to make to vote shares.

                            In general, the AIM Funds voted for proposals that would allow shareholders a greater role in election of directors, proxy access and "say for pay." The AIM Funds voted against directors whom AIM believed failed to govern well in cases of corporate mismanagement, such as the backdating of options grants, and against "poison pill" and "take under" proposals that would favor the financial interests of managers at the expense of investors in the case of a merger or acquisition. You can view the proxy votes cast for your fund by going to AIMinvestments.com. Click the "About Us" tab, then go to "Required Notices" and "Proxy
                         Voting Activity."

                            Additionally, your Board raised the amount its members are recommended to invest in the AIM Funds within three years of joining the Board, with the goal of aligning our interests even more closely with yours.

                            Furthermore, at our June meeting we renewed the investment advisory contracts between the AIM Funds and
                         AIM for another year, applying the same rigorous evaluation process that was enhanced and formalized in
                         2005. For more information on this process, please visit AIMinvestments.com. Click on the "Products and
                         Performance" tab and go to "Investment Advisory Agreement Renewals."

                            Your Board's ability to best represent your interests depends on our knowledge of your opinions and concerns. Please send me an email (bruce@brucecrockett.com) with your thoughts on the following:

                            1) How important is it to you to hear about your Board's decisions and activities in these letters?

                            2) What other information (on overall performance, specific funds, managers, etc.) would make the letters more meaningful to you?

                            3) Would you prefer that communications from your Board continue to be delivered in paper form by regular mail or be sent electronically by email?

                            If you would prefer to communicate through a quick online survey, please go to AIMinvestments.com and provide your responses there.

                            We need to hear from you to do our best job, and I look forward to your responses.

                         Sincerely,


                         /S/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         AIM Funds Board of Directors

                         December 17, 2007

                         AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M
                         Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Trimark Small Companies Fund

Management's discussion of Fund performance                                        o Strong growth prospects

================================================================================   o High barriers to entry

PERFORMANCE SUMMARY                                                                o Honest and capable management teams

For the fiscal year ended October 31, 2007, Class A shares of AIM Trimark Small       Also central to the Trimark discipline
Companies Fund, excluding applicable sales charges, outperformed the Fund's        is our adherence to an investment horizon
style-specific index, performed roughly in line with the Fund's peer group index   of three to five years. We use this
and underperformed the Fund's broad market index.                                  long-term approach because we believe good
                                                                                   business strategies usually take that
     Your Fund's outperformance versus its style-specific index was driven         amount of time to implement and to produce
largely by above-market returns from select investments in the health care and     strong earnings growth. We also use a
consumer discretionary sectors and an underweight position in the financials       concentrated portfolio approach,
sector. Primary detractors from Fund performance relative to the broad market      constructing a portfolio of about 25 to 45
were select investments in the consumer discretionary and industrials sectors.     stocks. We believe this allows each
                                                                                   investment opportunity to materially
     Your Fund's long-term performance appears later in this report.               impact the Fund's performance.

FUND VS. INDEXES                                                                      While deliberate efforts are made to
                                                                                   reduce risk through industry
Total returns, 10/31/06-10/31/07, excluding applicable sales charges. If sales     diversification, our primary method of
charges were included, returns would be lower.                                     attempting to reduce risk is to purchase
                                                                                   businesses that are trading below their
Class A Shares                                          12.10%                     estimated intrinsic value.
Class B Shares                                          11.28
Class C Shares                                          11.28                         Holdings are considered for sale if:
Class R Shares                                          11.90
S&P 500 Index* (Broad Market Index)                     14.55                      o A more attractive investment opportunity
Russell 2000 Index* (Style-Specific Index)               9.27                      exists
Lipper Small-Cap Core Funds Indexoo(Peer Group Index)   12.36
SOURCE: *LIPPER INC.                                                               o Full value of the investment is deemed
================================================================================   to have been realized

How we invest                             chase businesses whose stock prices         Holdings are also considered for sale
                                          are below what we have calculated to     if the original thesis for buying the
We view ourselves as business people      be the true value of the company based   company changes due to a fundamental
buying businesses, and we consider the    on its future cash flows, management     negative change in management strategy or
purchase of a stock as an ownership       performance and business fundamentals.   a fundamental negative change in the
interest in a business. We strive to                                               competitive environment.
develop a proprietary view of a              In conducting a comprehensive
business through in-depth, fundamental    analysis of a company, we strive to      Market conditions and your Fund
research that includes careful            identify primarily U.S. stocks which
financial statement analysis and          we believe have:                         Equity markets posted healthy gains during
meetings with company management teams.                                            the fiscal year as strong economic growth,
We then seek to pur-                      o Sustainable competitive advantages

                                                                                                                  (continued)

=======================================   ======================================   ============================================

   PORTFOLIO COMPOSITION                     TOP FIVE INDUSTRIES*                     TOP 10 EQUITY HOLDINGS*

By sector                                 1. Leisure Products                6.6%  1.  International Rectifier Corp.        5.7%
Consumer Discretionary             26.8%  2. Health Care Equipment           6.3   2.  MEGA Brands Inc. (Canada)            5.2
Information Technology             21.8   3. Semiconductors                  5.7   3.  Smart Modular Technologies
Health Care                        13.3   4. Communications Equipment        5.2       WWH Inc.                             4.4
Industrials                        12.4   5. Electronic Manufacturing              4.  Kinetic Concepts, Inc.               4.2
Materials                           3.5      Services                        4.4   5.  NutriSystems, Inc.                   3.8
Financials                          3.1                                            6.  Tempur-Pedic International Inc.      3.6
Money Market Funds                        Total Net Assets       $785.03 million   7.  Brightpoint, Inc.                    3.5
and U.S. Treasury Notes                                                            8.  Columbia Sportswear Co.              3.4
Plus Other Assets Less                    Total Number of Holdings*           40   9.  ChemtradeLogistics Income Fund
Liabilities                        19.1                                                (Canada)                             3.4
                                                                                   10. Con-way Inc.                         3.4
The Fund's holdings are subject to change, and there is no assurance that the
Fund will continue to hold any particular security.

*Excluding money market fund holdings and U.S. Treasury notes.

=======================================   ======================================   ============================================

AIM Trimark Small Companies Fund

solid corporate profits, and increased        cause some embarrassing side effects and    Fund's portfolio. As always, we thank you
merger and acquisition activity               does not work well unless it is coupled     for your investment in AIM Trimark Small
overshadowed concerns about record high oil   with a diet (such as Nutrisystem) and/or    Companies Fund and for sharing our
prices, a weak U.S. dollar and the housing    an exercise regime. We took advantage of    long-term investment perspective.
market with its related sub-prime credit      the weakness in the stock price, and
situation. Beginning in July, most            Nutrisystem is now one of the Fund's top    The views and opinions expressed in
financial markets witnessed an increase in    five holdings.                              management's discussion of Fund
volatility primarily as a result of the                                                   performance are those of A I M Advisors,
above-mentioned issues. The energy and           As a result of takeovers, Spectralink,   Inc. These views and opinions are subject
materials sectors led the market for the      Sabre Holdings, Macdermid, Educate, Delta   to change at any time based on factors
fiscal year while financials and consumer     and Pine Land and Embarcadero               such as market and economic conditions.
discretionary stocks generally trailed.       Technologies were eliminated from the       These views and opinions may not be relied
                                              Fund during the fiscal year.                upon as investment advice or
   Our investment approach focuses on                                                     recommendations, or as an offer for a
individual businesses rather than market         We remained patient and disciplined in   particular security. The information is
sectors. Therefore, your Fund shares little   deploying cash, as high valuations in the   not a complete analysis of every aspect of
in common with sector weightings of various   small-cap sector made it difficult to       any market, country, industry, security or
market indexes. However, if we were to        find attractive investments. However,       the Fund. Statements of fact are from
broadly categorize businesses with which we   volatility toward the end of the fiscal     sources considered reliable, but A I M
had the most success during the fiscal        year presented some select buying           Advisors, Inc. makes no representation or
year, our investments in select health care   opportunities. We took advantage of this    warranty as to their completeness or
and consumer discretionary stocks             market situation by adding to many of our   accuracy. Although historical performance
contributed the most to Fund performance,     existing holdings, as well as adding new    is no guarantee of future results, these
while select investments in consumer          stocks to the Fund.                         insights may help you understand our
discretionary and industrials were the                                                    investment management philosophy.
largest detractors. Our underweight              Among the new holdings is
position in the financials sector also        INTERNATIONAL RECTIFIER, a world leader        See important Fund and index
helped the Fund's performance relative to     in advanced power management technology.       disclosures later in this report.
the Russell 2000 Index as this sector         The company designs and manufactures
declined during the year.                     power semiconductors used in computers,                   Ted Chisholm
                                              energy-efficient appliances and              [CHISHOLM    Portfolio manager, is
   KINETIC CONCEPTS was the top contributor   automobiles to reduce power consumption.       PHOTO]     manager of AIM Trimark Small
to Fund performance during the fiscal year.   The stock declined during the third                       Companies Fund. Mr. Chisholm
Kinetic Concepts is a leading provider of     quarter of 2007 as investors continued to   joined AIM Trimark Investments in 1991
wound care therapy. We believe the company    worry about the firm's accounting           where he worked until opening his own
has a substantial competitive advantage       irregularities discovered earlier in the    financial planning software firm in 2000.
within its market and exciting long-term      year. We feel these irregularities are      From 2001 to 2002, he worked as an equity
growth prospects. The stock recovered from    immaterial from a financial perspective.    analyst before rejoining AIM Trimark
depressed levels resulting from an            With a significant amount of cash on its    Investments in 2003 as an investment
unfavorable court ruling in 2006. Following   balance sheet, we believed International    analyst. He assumed his current duties in
the ruling, we took the opportunity to add    Rectifier was trading at an attractive      2006. Mr. Chisholm earned a B.A. from the
significantly to our position in Kinetic      valuation. We took advantage of weakness    University of Western Ontario.
Concepts. Since our purchase, the stock has   in the share price to build a substantial
posted significant gains.                     position, and the company is now the                      Rob Mikalachki
                                              Fund's largest holding.                     [MIKALACHKI   Chartered Financial Analyst,
   NUTRISYSTEM, a new addition to the Fund                                                   PHOTO]     portfolio manager, is
during the year, was among the largest           During the fiscal year, we continued                   manager of AIM Trimark Small
detractors from performance. The company      to focus on finding quality businesses      Companies Fund. Prior to joining AIM
sells an affordable and easy to use direct    trading at attractive values relative to    Trimark Investments in 1999 as a small-cap
mail-to-home diet. Nutrisystem's share        what we believe are their long-term         analyst, Mr. Mikalachki advised small-and
price declined after third quarter results    prospects. In contrast, the market is       medium-sized businesses in the areas of
did not meet expectations due to the          often driven by short-term events or        valuation, financing and mergers and
introduction of GlaxoSmithKline's alli(TM),   outlooks in both good times and bad.        acquisitions. He earned an undergraduate
the first over-the-counter diet pill          Market volatility allows us to take         degree in business at Wilfrid Laurier.
approved by the Food and Drug                 advantage of investment opportunities we
Administration, which lured away many         believe will benefit your Fund in the
prospective Nutrisystem clients. We believe   long term.
this is a short-term phenomenon as
GlaxoSmithKline has noted that alli may          While we can never predict future Fund
                                              performance, we will strive to adhere to
                                              our discipline of being business people
                                              who buy businesses and upgrade the
                                              quality of your

AIM Trimark Small Companies Fund

Your Fund's long-term performance

Past performance cannot guarantee             include reinvested dividends, but they do
comparable future results.                    not reflect sales charges. Performance of
                                              an index of funds reflects fund expenses
   The data shown in the chart include        and management fees; performance of a
reinvested distributions, applicable sales    market index does not. Performance shown
charges, Fund expenses and management fees.   in the chart and table(s) does not
Results for Class B shares are calculated     reflect deduction of taxes a shareholder
as if a hypothetical shareholder had          would pay on Fund distributions or sale
liquidated his entire investment in the       of Fund shares. Performance of the
Fund at the close of the reporting period     indexes does not reflect the effects of
and paid the applicable contingent deferred   taxes.
sales charges. Index results

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
INDEX DATA FROM 10/31/03, FUND DATA FROM 11/4/03

                 AIM TRIMARK SMALL   AIM TRIMARK SMALL   AIM TRIMARK SMALL
                  COMPANIES FUND       COMPANIES FUND      COMPANIES FUND     S&P 500   RUSSELL 2000     LIPPER SMALL-CAP
        DATE      -CLASS A SHARES     -CLASS B SHARES     -CLASS C SHARES    INDEX(1)     INDEX(1)     CORE FUNDS INDEX(1)

      10/31/03                                                                $10000       $10000             $10000
         11/03        $ 9488               $10040              $10040          10088        10355              10360
         12/03          9639                10190               10200          10617        10565              10648
          1/04          9723                10279               10279          10811        11024              10986
          2/04          9894                10449               10459          10962        11123              11177
          3/04         10149                10718               10729          10796        11226              11298
          4/04          9978                10529               10539          10627        10654              10910
          5/04         10082                10638               10639          10773        10824              11005
          6/04         10479                11058               11049          10982        11279              11474
          7/04         10016                10549               10549          10619        10520              10870
          8/04         10044                10589               10579          10661        10466              10775
          9/04         10677                11248               11239          10777        10957              11311
         10/04         11244                11838               11829          10941        11173              11496
         11/04         11821                12427               12429          11384        12142              12404
         12/04         12223                12842               12844          11771        12501              12604
          1/05         12308                12923               12925          11484        11980              12239
          2/05         12536                13165               13156          11726        12183              12525
          3/05         12460                13085               13076          11518        11834              12209
          4/05         11927                12512               12503          11300        11156              11550
          5/05         12260                12853               12846          11659        11886              12169
          6/05         12688                13295               13298          11676        12345              12584
          7/05         13382                14009               14012          12110        13127              13332
          8/05         13297                13908               13911          11999        12884              13208
          9/05         13344                13958               13952          12097        12924              13334
         10/05         12992                13576               13579          11895        12523              12925
         11/05         13553                14149               14152          12344        13131              13516
         12/05         13803                14412               14405          12349        13071              13557
          1/06         14160                14769               14764          12676        14243              14590
          2/06         14170                14769               14764          12710        14204              14493
          3/06         14721                15332               15337          12868        14893              15132
          4/06         14838                15444               15440          13041        14890              15245
          5/06         14152                14728               14723          12666        14054              14509
          6/06         14124                14686               14682          12683        14144              14411
          7/06         13863                14410               14406          12761        13684              13921
          8/06         14481                15044               15040          13064        14089              14197
          9/06         14820                15381               15377          13400        14207              14263
         10/06         15536                16107               16103          13837        15025              14953
         11/06         15497                16067               16062          14100        15420              15389
         12/06         15571                16136               16130          14297        15471              15414
          1/07         16322                16886               16881          14513        15730              15689
          2/07         16478                17042               17037          14230        15606              15725
          3/07         17030                17606               17601          14389        15773              15898
          4/07         17187                17761               17745          15026        16056              16352
          5/07         17751                18334               18320          15550        16714              17057
          6/07         17438                17992               17988          15292        16469              16885
          7/07         17292                17837               17823          14819        15343              16000
          8/07         17364                17892               17878          15040        15690              16062
          9/07         17177                17694               17680          15602        15960              16405
         10/07         17417                17632               17922          15850        16418              16802

====================================================================================================================================

                                                                                                             SOURCE: (1)LIPPER INC.

AIM Trimark Small Companies Fund

===========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/07, including applicable          As of 9/30/07, the most recent calendar
sales charges                                 quarter-end, including applicable sales
                                              charges
CLASS A SHARES
Inception (11/4/03)                  14.91%   CLASS A SHARES
  1 Year                             5.91     Inception (11/4/03)                14.85%
                                                1 Year                           9.54
CLASS B SHARES
Inception (11/4/03)                  15.27%   CLASS B SHARES
  1 Year                             6.28     Inception (11/4/03)                15.23%
                                                1 Year                           10.02
CLASS C SHARES
Inception (11/4/03)                  15.74%   CLASS C SHARES
  1 Year                             10.28    Inception (11/4/03)                15.70%
                                                1 Year                           13.96
CLASS R SHARES
Inception                            16.31%   CLASS R SHARES
  1 Year                             11.90    Inception                          16.30%
                                                1 Year                           15.63

===========================================   =========================================

CLASS R SHARES' INCEPTION DATE IS APRIL 30,   EXPENSE RATIOS PRESENTED IN OTHER
2004. RETURNS SINCE THAT DATE ARE             SECTIONS OF THIS REPORT THAT ARE BASED ON
HISTORICAL RETURNS. ALL OTHER RETURNS ARE     EXPENSES INCURRED DURING THE PERIOD
BLENDED RETURNS OF HISTORICAL CLASS R SHARE   COVERED BY THIS REPORT.
PERFORMANCE AND RESTATED CLASS A SHARE
PERFORMANCE (FOR PERIODS PRIOR TO THE            CLASS A SHARE PERFORMANCE REFLECTS THE
INCEPTION DATE OF CLASS R SHARES) AT NET      MAXIMUM 5.50% SALES CHARGE, AND CLASS B
ASSET VALUE, ADJUSTED TO REFLECT THE HIGHER   AND CLASS C SHARE PERFORMANCE REFLECTS
RULE 12B-1 FEES APPLICABLE TO CLASS R         THE APPLICABLE CONTINGENT DEFERRED SALES
SHARES. CLASS A SHARES' INCEPTION DATE IS     CHARGE (CDSC) FOR THE PERIOD INVOLVED.
NOVEMBER 4, 2003.                             THE CDSC ON CLASS B SHARES DECLINES FROM
                                              5% BEGINNING AT THE TIME OF PURCHASE TO
   THE PERFORMANCE DATA QUOTED REPRESENT      0% AT THE BEGINNING OF THE SEVENTH YEAR.
PAST PERFORMANCE AND CANNOT GUARANTEE         THE CDSC ON CLASS C SHARES IS 1% FOR THE
COMPARABLE FUTURE RESULTS; CURRENT            FIRST YEAR AFTER PURCHASE. CLASS R SHARES
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE    DO NOT HAVE A FRONT-END SALES CHARGE;
VISIT AIMINVESTMENTS.COM FOR THE MOST         RETURNS SHOWN ARE AT NET ASSET VALUE AND
RECENT MONTH-END PERFORMANCE. PERFORMANCE     DO NOT REFLECT A 0.75% CDSC THAT MAY BE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,     IMPOSED ON A TOTAL REDEMPTION OF
CHANGES IN NET ASSET VALUE AND THE EFFECT     RETIREMENT PLAN ASSETS WITHIN THE FIRST
OF THE MAXIMUM SALES CHARGE UNLESS            YEAR.
OTHERWISE STATED. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU       THE PERFORMANCE OF THE FUND'S SHARE
MAY HAVE A GAIN OR LOSS WHEN YOU SELL         CLASSES WILL DIFFER PRIMARILY DUE TO
SHARES.                                       DIFFERENT SALES CHARGE STRUCTURES AND
                                              CLASS EXPENSES.
   THE TOTAL ANNUAL FUND OPERATING EXPENSE                                                ==========================================
RATIO SET FORTH IN THE MOST RECENT FUND          HAD THE ADVISOR NOT WAIVED FEES AND/OR
PROSPECTUS AS OF THE DATE OF THIS REPORT      REIMBURSED EXPENSES, PERFORMANCE WOULD      FOR A DISCUSSION OF THE RISKS OF INVESTING
FOR CLASS A, CLASS B, CLASS C AND CLASS R     HAVE BEEN LOWER.                            IN YOUR FUND AND INDEXES USED IN THIS
SHARES WAS 1.42%, 2.17%, 2.17% AND 1.67%,                                                 REPORT, PLEASE TURN THE PAGE.
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
ABOVE MAY VARY FROM THE                                                                   ==========================================

AIM Trimark Small Companies Fund

AIM TRIMARK SMALL COMPANIES FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of October 31, 2007, and is based on total net assets.

o Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes                           o Investing in a fund that invests in       an index of funds reflects fund expenses;
                                              smaller companies involves risks not        performance of a market index does not.
o Class B shares are not available as an      associated with investing in more
investment for retirement plans maintained    established companies, such as business     Other information
pursuant to Section 401 of the Internal       risk, stock price fluctuations and
Revenue Code, including 401(k) plans, money   illiquidity.                                o The returns shown in the management's
purchase pension plans and profit sharing                                                 discussion of Fund performance are based
plans, except for plans that have existing    About indexes used in this report           on net asset values calculated for
accounts invested in Class B shares.                                                      shareholder transactions. Generally
                                              o The S&P 500 --REGISTERED TRADEMARK--      accepted accounting principles require
o Class R shares are available only to        INDEX is a market capitalization-weighted   adjustments to be made to the net assets
certain retirement plans. Please see the      index covering all major areas of the       of the Fund at period end for financial
prospectus for more information.              U.S. economy. It is not the 500 largest     reporting purposes, and as such, the net
                                              companies, but rather the most widely       asset values for shareholder transactions
Principal risks of investing in the Fund      held 500 companies chosen with respect to   and the returns based on those net asset
                                              market size, liquidity, and their           values may differ from the net asset
o Since a large percentage of the Fund's      industry.                                   values and returns reported in the
assets may be invested in securities of a                                                 Financial Highlights.
limited number of companies, each             o The Russell 2000 --REGISTERED
investment has a greater effect on the        TRADEMARK-- Index measures the              o Industry classifications used in this
Fund's overall performance, and any change    performance of the 2,000 smallest           report are generally according to the
in the value of those securities could        companies in the Russell 3000               Global Industry Classification Standard,
significantly affect the value of your        --REGISTERED TRADEMARK-- Index, which       which was developed by and is the
investment in the Fund.                       represents approximately 8% of the          exclusive property and a service mark of
                                              total market capitalization of the          Morgan Stanley Capital International Inc.
o The value of convertible securities in      Russell 3000 Index. The Russell 2000        and Standard & Poor's.
which the Fund invests may be affected by     Index and the Russell 3000 Index are
market interest rates--the risk that the      trademarks/service marks of the Frank       o The Chartered Financial Analyst
issuer may default on interest or principal   Russell Company. Russell --REGISTERED       --REGISTERED TRADEMARK-- (CFA --REGISTERED
payments and the value of the underlying      TRADEMARK-- is a trademark of the Frank     TRADEMARK--) designation is a globally
common stock into which these securities      Russell Company.                            recognized standard for measuring the
may be converted may decline as a result.                                                 competence and integrity of investment
                                              o The LIPPER SMALL-CAP CORE FUNDS Index     professionals.
o Prices of equity securities change in       is an equally weighted representation of
response to many factors including the        the largest funds in the Lipper Small-Cap
historical and prospective earnings of the    Core Funds category. These funds
issuer, the value of its assets, general      typically have an average
economic conditions, interest rates,          price-to-earnings ratio, price-to-book
investor perceptions and market liquidity.    ratio, and three-year sales-per-share
                                              growth value, compared to the S&P
o Foreign securities have additional risks,   SmallCap 600 Index.
including exchange rate changes, political
and economic upheaval, the relative lack of   o The Fund is not managed to track the
information, relatively low market            performance of any particular index,
liquidity, and the potential lack of strict   including the indexes defined here, and
financial and accounting controls and         consequently, the performance of the Fund
standards.                                    may deviate significantly from the
                                              performance of the indexes.

                                              o A direct investment cannot be made in
                                              an index. Unless otherwise indicated,
                                              index results include reinvested
                                              dividends, and they do not reflect sales
                                              charges. Performance of

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                 =========================================
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                        FUND NASDAQ SYMBOLS

=======================================================================================   Class A Shares                 ATIAX
                                                                                          Class B Shares                 ATIBX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                 ATICX
                                                                                          Class R Shares                 ATIRX
AIMINVESTMENTS.COM
                                                                                          =========================================

AIM Trimark Small Companies Fund

SCHEDULE OF INVESTMENTS(a)

October 31, 2007

                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-66.44%

ADVERTISING-1.01%

Harte-Hanks, Inc.                                  449,500   $  7,924,685
=========================================================================

AIR FREIGHT & LOGISTICS-3.45%

Dynamex Inc.(b)(c)                                 524,820     15,576,658
-------------------------------------------------------------------------
Pacer International, Inc.                          780,300     11,501,622
=========================================================================
                                                               27,078,280
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-4.07%

Columbia Sportswear Co.                            555,200     27,066,000
-------------------------------------------------------------------------
Hampshire Group, Ltd.(b)(c)                        397,824      4,873,344
=========================================================================
                                                               31,939,344
=========================================================================

AUTOMOTIVE RETAIL-2.86%

Lithia Motors, Inc.-Class A(b)(c)                1,321,238     22,434,621
=========================================================================

BIOTECHNOLOGY-1.82%

Tercica, Inc.(c)                                 2,317,274     14,251,235
=========================================================================

COMMUNICATIONS EQUIPMENT-5.15%

Plantronics, Inc.                                  522,200     14,282,170
-------------------------------------------------------------------------
Tekelec(c)                                       1,982,000     26,162,400
=========================================================================
                                                               40,444,570
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.57%

Hewitt Associates, Inc.-Class A(c)                 350,400     12,362,112
=========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.31%

FTI(c)                                             189,800     10,306,140
=========================================================================

ELECTRONIC MANUFACTURING SERVICES-4.42%

Smart Modular Technologies WWH Inc.(b)(c)        3,923,400     34,682,856
=========================================================================

FOOTWEAR-0.34%

Steven Madden Ltd.                                 119,100      2,654,739
=========================================================================

HEALTH CARE EQUIPMENT-6.30%

Edwards Lifesciences Corp.(c)                      327,800     16,462,116
-------------------------------------------------------------------------
Kinetic Concepts, Inc.(c)                          549,700     33,036,970
=========================================================================
                                                               49,499,086
=========================================================================

HEALTH CARE SUPPLIES-1.96%

Cooper Cos., Inc. (The)                            366,124     15,377,208
=========================================================================

HOME FURNISHINGS-3.58%

Tempur-Pedic International Inc.                    779,800     28,072,800
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

HUMAN RESOURCE & EMPLOYMENT SERVICES-1.30%

Learning Tree International, Inc.(c)               462,800   $ 10,195,484
=========================================================================

INTERNET RETAIL-3.76%

NutriSystem, Inc.(c)                               981,800     29,552,180
=========================================================================

LEISURE PRODUCTS-1.49%

Polaris Industries Inc.                            237,100     11,660,578
=========================================================================

OFFICE SERVICES & SUPPLIES-0.29%

HNI Corp.                                           53,000      2,298,080
=========================================================================

PHARMACEUTICALS-3.18%

Endo Pharmaceuticals Holdings Inc.(c)              852,500     24,978,250
=========================================================================

PUBLISHING-2.08%

Wiley (John) & Sons-Class A                        370,800     16,307,784
=========================================================================

SEMICONDUCTORS-5.69%

International Rectifier Corp.(c)                 1,339,300     44,705,834
=========================================================================

SPECIALIZED CONSUMER SERVICES-2.46%

Jackson Hewitt Tax Service Inc.                    618,951     19,342,219
=========================================================================

TECHNOLOGY DISTRIBUTORS-3.46%

Brightpoint, Inc.(c)                             1,675,238     27,138,855
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.50%

Northwest Bancorp, Inc.                            399,728     11,771,990
=========================================================================

TRUCKING-3.39%

Con-way Inc.                                       625,000     26,631,250
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $504,979,281)                           521,610,180
=========================================================================

FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-14.63%

CANADA-13.08%

Chemtrade Logistics Income Fund (Commodity
  Chemicals)(b)                                  2,690,400     26,961,000
-------------------------------------------------------------------------
Cymat Technologies Ltd. (Aluminum)(c)            2,497,500        925,980
-------------------------------------------------------------------------
Cymat Technologies Ltd.-Wts. expiring 6/23/08
  (Aluminum) (Acquired 06/22/05; Cost
  $0)(d)(e)(f)(g)                                  700,000              7
-------------------------------------------------------------------------
Duntroon Energy Ltd. (Oil & Gas Exploration &
  Production)(c)(d)(e)                              69,374             --
-------------------------------------------------------------------------
Duntroon Energy Wts. (Oil & Gas Exploration &
  Production)(d)(e)(f)                              19,444             --
-------------------------------------------------------------------------
FirstService Corp. (Real Estate Management &
  Development) -7% Pfd.,                            75,200      1,571,680
-------------------------------------------------------------------------
FirstService Corp.-Series I (Real Estate
  Management & Development)(c)                     279,300     10,719,321
-------------------------------------------------------------------------

AIM Trimark Small Companies Fund

                                                 SHARES         VALUE
-------------------------------------------------------------------------
CANADA-(CONTINUED)

Husky Injection Molding Systems Ltd.
  (Industrial Machinery)                         2,377,800   $ 20,579,053
-------------------------------------------------------------------------
MEGA Brands Inc. (Leisure Products)(b)(c)        2,499,300     41,910,931
=========================================================================
                                                              102,667,972
=========================================================================

NETHERLANDS-1.55%

ASM International N.V.-ADR (Semiconductor
  Equipment)(c)                                    427,800     12,175,188
=========================================================================
    Total Foreign Common Stocks & Other
      Equity Interests (Cost $101,381,613)                    114,843,160
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY NOTES-9.85%

3.00%; 11/15/07                                $38,700,000     38,671,739
-------------------------------------------------------------------------
3.38%; 02/15/08(h)                              38,700,000     38,624,535
=========================================================================
    Total U.S. Treasury Notes (Cost
      $77,215,295)                                             77,296,274
=========================================================================

-------------------------------------------------------------------------
                                                PRINCIPAL
                                                 AMOUNT         VALUE

MONEY MARKET FUNDS-15.73%

Liquid Assets Portfolio-Institutional
  Class(i)                                      61,735,200   $ 61,735,200
-------------------------------------------------------------------------
Premier Portfolio-Institutional Class(i)        61,735,200     61,735,200
=========================================================================
    Total Money Market Funds (Cost
      $123,470,400)                                           123,470,400
=========================================================================
TOTAL INVESTMENTS-106.65% (Cost $807,046,589)                 837,220,014
=========================================================================
OTHER ASSETS LESS LIABILITIES-(6.65)%                         (52,191,972)
=========================================================================
NET ASSETS-100.00%                                           $785,028,042
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.
(b) Affiliated company. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2007 was $146,439,410, which represented 18.65% of the Fund's Net Assets. See Note 3.
(c) Non-income producing security.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2007 was $7, which represented less than 0.01% of the Fund's Net Assets. See Note 1A.
(e) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at October 31, 2007 was $7, which represented less than 0.01% of the Fund's Net Assets.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at October 31, 2007 represented less than 0.01% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at October 31, 2007 represented 4.92% of the Fund's Net Assets. See Note 1A.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Small Companies Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS:

Investments, at value (Cost $529,538,443)      $567,310,204
-----------------------------------------------------------
Investments in affiliates, at value (Cost
  $277,508,146)                                 269,909,810
===========================================================
     Total investments (Cost $807,046,589)      837,220,014
===========================================================
Foreign currencies, at value (Cost $206,641)        208,535
-----------------------------------------------------------
Cash                                              4,701,562
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                5,622,686
-----------------------------------------------------------
  Dividends and Interest                          1,419,261
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,756
-----------------------------------------------------------
Other assets                                         71,501
===========================================================
     Total assets                               849,258,315
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                          61,702,378
-----------------------------------------------------------
  Fund shares reacquired                          2,058,368
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                26,387
-----------------------------------------------------------
Accrued distribution fees                           221,254
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,974
-----------------------------------------------------------
Accrued transfer agent fees                         107,027
-----------------------------------------------------------
Accrued operating expenses                          112,885
===========================================================
     Total liabilities                           64,230,273
===========================================================
Net assets applicable to shares outstanding    $785,028,042
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $715,932,351
-----------------------------------------------------------
Undistributed net investment income               4,157,869
-----------------------------------------------------------
Undistributed net realized gain                  34,757,934
-----------------------------------------------------------
Unrealized appreciation                          30,179,888
===========================================================
                                               $785,028,042
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $458,286,389
___________________________________________________________
===========================================================
Class B                                        $ 31,024,577
___________________________________________________________
===========================================================
Class C                                        $116,625,210
___________________________________________________________
===========================================================
Class R                                        $ 10,073,221
___________________________________________________________
===========================================================
Institutional Class                            $169,018,645
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          27,422,275
___________________________________________________________
===========================================================
Class B                                           1,910,875
___________________________________________________________
===========================================================
Class C                                           7,191,990
___________________________________________________________
===========================================================
Class R                                             607,421
___________________________________________________________
===========================================================
Institutional Class                               9,943,286
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.71
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $16.71 divided by
       94.50%)                                 $      17.68
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      16.24
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      16.22
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      16.58
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      17.00
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Small Companies Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2007

INVESTMENT INCOME:

Dividends from affiliates                                     $ 5,895,409
-------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $217,607)        3,843,941
-------------------------------------------------------------------------
Interest                                                        1,024,229
=========================================================================
     Total investment income                                   10,763,579
=========================================================================


EXPENSES:

Advisory fees                                                   3,678,857
-------------------------------------------------------------------------
Administrative services fees                                      146,249
-------------------------------------------------------------------------
Custodian fees                                                     44,034
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                         774,917
-------------------------------------------------------------------------
  Class B                                                         258,105
-------------------------------------------------------------------------
  Class C                                                         733,771
-------------------------------------------------------------------------
  Class R                                                          19,510
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              788,006
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                               12,870
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          30,266
-------------------------------------------------------------------------
Other                                                             278,110
=========================================================================
     Total expenses                                             6,764,695
=========================================================================
Less: Fees waived and expense offset arrangement(s)              (376,633)
=========================================================================
     Net expenses                                               6,388,062
=========================================================================
Net investment income                                           4,375,517
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                        35,174,124
-------------------------------------------------------------------------
  Foreign currencies                                             (206,838)
=========================================================================
                                                               34,967,286
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          (911,109)
-------------------------------------------------------------------------
  Foreign currencies                                                6,133
=========================================================================
                                                                 (904,976)
=========================================================================
Net realized and unrealized gain                               34,062,310
=========================================================================
Net increase in net assets resulting from operations          $38,437,827
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Small Companies Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2007 and 2006

                                                                  2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  4,375,517    $   (430,181)
------------------------------------------------------------------------------------------
  Net realized gain                                             34,967,286      21,884,326
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            (904,976)     20,710,422
==========================================================================================
    Net increase in net assets resulting from operations        38,437,827      42,164,567
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (14,474,356)     (2,434,107)
------------------------------------------------------------------------------------------
  Class B                                                       (1,562,553)       (369,102)
------------------------------------------------------------------------------------------
  Class C                                                       (3,344,473)       (494,184)
------------------------------------------------------------------------------------------
  Class R                                                         (207,738)        (31,492)
------------------------------------------------------------------------------------------
  Institutional Class                                           (2,162,202)       (349,345)
==========================================================================================
    Decrease in net assets resulting from distributions        (21,751,322)     (3,678,230)
==========================================================================================
Share transactions-net:
  Class A                                                      252,986,891      40,386,818
------------------------------------------------------------------------------------------
  Class B                                                        9,072,742      (1,602,422)
------------------------------------------------------------------------------------------
  Class C                                                       71,864,019      12,640,041
------------------------------------------------------------------------------------------
  Class R                                                        7,276,826         639,091
------------------------------------------------------------------------------------------
  Institutional Class                                          138,067,723       6,742,452
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              479,268,201      58,805,980
==========================================================================================
    Net increase in net assets                                 495,954,706      97,292,317
==========================================================================================

NET ASSETS:

  Beginning of year                                            289,073,336     191,781,019
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $4,157,869 and $(10,810), respectively)         $785,028,042    $289,073,336
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Trimark Small Companies Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Trimark Small Companies Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

       Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from

AIM Trimark Small Companies Fund

     settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements involving Fund investments. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

       The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

AIM Trimark Small Companies Fund

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
 __________________________________________________________________
===================================================================


    Effective July 1, 2007, the Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to July 1, 2007 AIM had contractually waived advisory fees to the same reduced advisory fee schedule. Under the terms of the investment advisory agreement, the Fund will pay an advisory fee to AIM based on the following annual rates of the Fund's average daily net assets:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and AIM Funds Management Inc. ("AIM Funds Management"), AIM pays AIM Funds Management 40% of the amount of AIM's compensation on the sub-advised assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.50%, 2.25%, 2.25%, 1.75% and 1.25% of average daily net assets, respectively, through at least June 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this limitation.

    Further, effective July 1, 2007, AIM has contractually agreed, through at least June 30, 2008, to waive 100% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Prior to July 1, 2007, AIM had voluntarily agreed to waive 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds.

    For the year ended October 31, 2007, AIM waived advisory fees of $340,633.

    At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2007, Invesco did not reimburse any expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

AIM Trimark Small Companies Fund


    The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Financial Industry Regulatory Authority ("FINRA"), formerly known as National Association of Securities Dealers, rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2007, ADI advised the Fund that it retained $180,832 in front-end sales commissions from the sale of Class A shares and $568, $26,279, $13,820 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2007.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                         VALUE          PURCHASES         PROCEEDS           VALUE          DIVIDEND
FUND                                  10/31/2006         AT COST         FROM SALES       10/31/2007         INCOME
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class                 $18,412,324     $242,075,984     $(198,753,108)    $ 61,735,200      $2,224,732
-----------------------------------------------------------------------------------------------------------------------
Premier Portfolio-
  Institutional Class                  18,412,324      242,075,984      (198,753,108)      61,735,200       2,216,979
=======================================================================================================================
  Subtotal                            $36,824,648     $484,151,968     $(397,506,216)    $123,470,400      $4,441,711
=======================================================================================================================


INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2007.

                                                                       CHANGE IN
                                                                       UNREALIZED
                     VALUE          PURCHASES         PROCEEDS        APPRECIATION         VALUE         DIVIDEND       REALIZED
                  10/31/2006         AT COST         FROM SALES      (DEPRECIATION)     10/31/2007        INCOME          GAIN
----------------------------------------------------------------------------------------------------------------------------------
Chemtrade
  Logistics      $  8,264,961     $  7,490,421     $          --      $ 11,205,618     $ 26,961,000     $1,097,331     $       --
----------------------------------------------------------------------------------------------------------------------------------
Dynamex Inc.        9,539,929        5,053,481        (2,947,695)        3,930,943       15,576,658             --        811,022
----------------------------------------------------------------------------------------------------------------------------------
Embarcadero
  Technologies     13,602,040        3,264,173       (15,804,929)       (1,061,284)              --             --      2,901,420
----------------------------------------------------------------------------------------------------------------------------------
Hampshire Group     4,291,722        1,150,168                --          (568,546)       4,873,344             --             --
----------------------------------------------------------------------------------------------------------------------------------
Lithia Motors       8,917,350       21,414,375        (1,404,498)       (6,492,606)      22,434,621        356,367       (223,249)
----------------------------------------------------------------------------------------------------------------------------------
MEGA Brands
  Inc.             15,862,074       57,440,348                --       (31,391,491)      41,910,931             --             --
----------------------------------------------------------------------------------------------------------------------------------
Smart Modular
  Technologies
  WWH Inc.                 --       38,131,917                --        (3,449,061)      34,682,856
----------------------------------------------------------------------------------------------------------------------------------
Spectralink
  Inc.              9,327,487               --       (11,874,104)        2,546,617               --             --        236,209
==================================================================================================================================
  Subtotal         69,805,563      133,944,883       (32,031,226)      (25,279,810)     146,439,410      1,453,698      3,725,402
==================================================================================================================================
  Total
    Investments
    in
    Affiliates   $106,630,211     $618,096,851     $(429,537,442)     $(25,279,810)    $269,909,810     $5,895,409     $3,725,402
__________________________________________________________________________________________________________________________________
==================================================================================================================================

AIM Trimark Small Companies Fund

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended October 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $36,000.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2007, the Fund paid legal fees of $6,459 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a party to an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which are parties to the credit facility, can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

AIM Trimark Small Companies Fund

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 5,491,356    $3,323,963
---------------------------------------------------------------------------------------
Long-term capital gain                                         16,259,966       354,267
=======================================================================================
  Total distributions                                         $21,751,322    $3,678,230
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2007, the components of net assets on a tax basis were as follows:

                                                                    2007
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 10,183,517
----------------------------------------------------------------------------
Undistributed long-term gain                                      29,474,589
----------------------------------------------------------------------------
Net unrealized appreciation -- investments                        29,459,571
----------------------------------------------------------------------------
Temporary book/tax differences                                       (21,986)
----------------------------------------------------------------------------
Shares of beneficial interest                                    715,932,351
============================================================================
  Total net assets                                              $785,028,042
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $6,463.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund does not have a capital loss carryforward as of October 31, 2007.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2007 was $481,575,142 and $129,783,420, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $72,369,734 and $33,905,313.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 75,259,751
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (45,806,643)
==============================================================================
Net unrealized appreciation of investment securities             $ 29,453,108
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $807,766,906.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2007, undistributed net investment income was decreased by $206,838 and undistributed net realized gain was increased by $206,838. This reclassification had no effect on the net assets of the Fund.

AIM Trimark Small Companies Fund


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                       2007(A)                         2006
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     19,878,576    $327,964,528     6,334,375    $ 93,178,359
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        997,033      15,956,779       463,043       6,675,126
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      5,030,084      80,902,527     1,383,674      19,965,765
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        617,986      10,184,932        85,883       1,255,970
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          8,239,638     140,183,716       487,102       7,217,168
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        893,978      13,400,727       162,060       2,333,653
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         99,752       1,462,363        24,160         343,068
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        218,552       3,201,787        32,958         468,010
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         13,933         207,736         2,193          31,492
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            142,250       2,162,202        24,093         349,345
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        131,346       2,148,153        99,536       1,463,334
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (134,742)     (2,148,153)     (101,214)     (1,463,334)
======================================================================================================================
Reacquired:
  Class A                                                     (5,502,996)    (90,526,517)   (3,865,598)    (56,588,528)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (388,788)     (6,198,247)     (498,551)     (7,157,282)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (765,753)    (12,240,295)     (539,420)     (7,793,734)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (197,096)     (3,115,842)      (44,171)       (648,371)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (252,142)     (4,278,195)      (56,960)       (824,061)
======================================================================================================================
                                                              29,021,611    $479,268,201     3,993,163    $ 58,805,980
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 51% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management has assessed the application of FIN 48 to the Fund and has determined that the adopting of FIN 48 is not expected to have a material impact on the Fund. Management intends for the Fund to adopt FIN 48 provisions during the fiscal year ending October 31, 2008 as required.

AIM Trimark Small Companies Fund


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                                 NOVEMBER 4, 2003
                                                                                                                  (COMMENCEMENT
                                                                        YEAR ENDED OCTOBER 31,                       DATE) TO
                                                              ------------------------------------------           OCTOBER 31,
                                                                2007             2006             2005                 2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.07         $  13.67         $  11.90             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.17(a)         (0.01)(a)        (0.06)(a)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.64             2.65             1.90                1.94
=================================================================================================================================
    Total from investment operations                              1.81             2.64             1.84                1.90
=================================================================================================================================
Less distributions from net realized gains                       (1.17)           (0.24)           (0.07)                 --
=================================================================================================================================
Net asset value, end of period                                $  16.71         $  16.07         $  13.67             $ 11.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  12.10%           19.55%           15.55%              19.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $458,286         $193,127         $127,013             $21,862
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.27%(c)         1.41%            1.51%               2.01%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.34%(c)         1.52%            1.61%               3.26%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets       1.06%(c)        (0.06)%          (0.45)%             (1.17)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                          44%              47%              20%                 29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $309,966,705.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                                              NOVEMBER 4, 2003
                                                                                                               (COMMENCEMENT
                                                                      YEAR ENDED OCTOBER 31,                      DATE) TO
                                                              ---------------------------------------           OCTOBER 31,
                                                               2007            2006            2005                 2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.75         $ 13.50         $ 11.84              $10.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.05(a)        (0.12)(a)       (0.15)(a)           (0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.61            2.61            1.88                1.92
==============================================================================================================================
    Total from investment operations                             1.66            2.49            1.73                1.84
==============================================================================================================================
Less distributions from net realized gains                      (1.17)          (0.24)          (0.07)                 --
==============================================================================================================================
Net asset value, end of period                                $ 16.24         $ 15.75         $ 13.50              $11.84
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                 11.35%          18.67%          14.69%              18.40%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,025         $21,066         $19,582              $6,558
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.02%(c)        2.16%           2.21%               2.66%(d)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.09%(c)        2.27%           2.31%               3.91%(d)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.31%(c)       (0.81)%         (1.15)%             (1.82)%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                                         44%             47%             20%                 29%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,810,556.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Trimark Small Companies Fund

                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                                               NOVEMBER 4, 2003
                                                                                                                (COMMENCEMENT
                                                                       YEAR ENDED OCTOBER 31,                      DATE) TO
                                                              ----------------------------------------           OCTOBER 31,
                                                                2007            2006            2005                 2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.74         $ 13.50         $ 11.83              $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.05(a)        (0.12)(a)       (0.15)(a)           (0.07)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.60            2.60            1.89                1.90
===============================================================================================================================
    Total from investment operations                              1.65            2.48            1.74                1.83
===============================================================================================================================
Less distributions from net realized gains                       (1.17)          (0.24)          (0.07)                 --
===============================================================================================================================
Net asset value, end of period                                $  16.22         $ 15.74         $ 13.50              $11.83
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  11.28%          18.60%          14.79%              18.30%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $116,625         $42,640         $24,724              $4,550
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.02%(c)        2.16%           2.21%               2.66%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.09%(c)        2.27%           2.31%               3.91%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.31%(c)       (0.81)%         (1.15)%             (1.82)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                          44%             47%             20%                 29%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $73,377,081.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                                        CLASS R
                                                              ------------------------------------------------------------
                                                                                                            APRIL 30, 2004
                                                                                                            (COMMENCEMENT
                                                                     YEAR ENDED OCTOBER 31,                    DATE) TO
                                                              -------------------------------------          OCTOBER 31,
                                                               2007            2006           2005               2004
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.98         $13.64         $11.89             $10.56
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.13(a)       (0.05)(a)      (0.09)(a)          (0.04)
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.64           2.63           1.91               1.37
==========================================================================================================================
    Total from investment operations                             1.77           2.58           1.82               1.33
==========================================================================================================================
Less distributions from net realized gains                      (1.17)         (0.24)         (0.07)                --
==========================================================================================================================
Net asset value, end of period                                $ 16.58         $15.98         $13.64             $11.89
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 11.90%         19.15%         15.39%             12.59%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,073         $2,759         $1,755             $   34
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.52%(c)       1.66%          1.71%              2.16%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.59%(c)       1.77%          1.81%              3.41%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      0.81%(c)      (0.31)%        (0.65)%            (1.32)%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(e)                                         44%            47%            20%                29%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,901,992.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Trimark Small Companies Fund

                                                                                    INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------------
                                                                                                               APRIL 30, 2004
                                                                                                               (COMMENCEMENT
                                                                       YEAR ENDED OCTOBER 31,                     DATE) TO
                                                              ----------------------------------------          OCTOBER 31,
                                                                2007            2006            2005                2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.26         $ 13.76         $ 11.92             $10.56
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.25(a)         0.06(a)         0.00(a)           (0.02)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.66            2.68            1.91               1.38
=============================================================================================================================
    Total from investment operations                              1.91            2.74            1.91               1.36
=============================================================================================================================
Less distributions from net realized gains                       (1.17)          (0.24)          (0.07)                --
=============================================================================================================================
Net asset value, end of period                                $  17.00         $ 16.26         $ 13.76             $11.92
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  12.60%          20.16%          16.11%             12.88%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $169,019         $29,481         $18,708             $5,094
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.86%(c)        0.91%           1.02%              1.60%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.93%(c)        1.01%           1.12%              2.86%(d)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets       1.47%(c)        0.44%           0.04%             (0.77)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(e)                                          44%             47%             20%                29%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $48,896,634.
(d)  Annualized.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


PENDING LITIGATION AND REGULATORY INQUIRIES


On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to A I M Advisors, Inc. ("AIM") and A I M Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in Invesco Ltd. ("Invesco") 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated

AIM Trimark Small Companies Fund

Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Trimark Small Companies Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Funds and Shareholders of AIM Trimark Small Companies Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Small Companies Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 19, 2007
Houston, Texas

AIM Trimark Small Companies Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                           HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE
                                                          ACTUAL                            EXPENSES)
                             BEGINNING           ENDING           EXPENSES           ENDING           EXPENSES        ANNUALIZED
SHARE                      ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE      PAID DURING       EXPENSE
CLASS                        (5/1/07)         (10/31/07)(1)       PERIOD(2)        (10/31/07)         PERIOD(2)         RATIO
A                            $1,000.00          $1,013.30          $ 6.29           $1,018.95          $ 6.31            1.24%
B                             1,000.00           1,009.30           10.08            1,015.17           10.11            1.99
C                             1,000.00           1,010.00           10.08            1,015.17           10.11            1.99
R                             1,000.00           1,012.20            7.56            1,017.69            7.58            1.49

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Trimark Small Companies Fund

Approval of Investment Advisory Agreement

The Board of Trustees (the Board) of AIM         The independent Trustees, as mentioned   factory advisory services in accordance
Investment Funds is required under the        above, are assisted in their annual         with the terms of the Fund's advisory
Investment Company Act of 1940 to approve     evaluation of the advisory agreements by    agreement. In addition, based on their
annually the renewal of the AIM Trimark       the independent Senior Officer. One         ongoing meetings throughout the year with
Small Companies Fund (the Fund) investment    responsibility of the Senior Officer is     the Fund's portfolio managers, the Board
advisory agreement with A I M Advisors,       to manage the process by which the AIM      concluded that these individuals are
Inc. (AIM). During contract renewal           Funds' proposed management fees are         competent and able to continue to carry
meetings held on June 25-27, 2007, the        negotiated during the annual contract       out their responsibilities under the
Board as a whole and the disinterested or     renewal process to ensure that they are     Fund's advisory agreement.
"independent" Trustees, voting separately,    negotiated in a manner which is at arms'
approved the continuance of the Fund's        length and reasonable. Accordingly, the        In determining whether to continue the
investment advisory agreement for another     Senior Officer must either supervise a      Fund's advisory agreement, the Board
year, effective July 1, 2007. In doing so,    competitive bidding process or prepare an   considered the prior relationship between
the Board determined that the Fund's          independent written evaluation. The         AIM and the Fund, as well as the Board's
advisory agreement is in the best interests   Senior Officer has recommended that an      knowledge of AIM's operations, and
of the Fund and its shareholders and that     independent written evaluation be           concluded that it was beneficial to
the compensation to AIM under the Fund's      provided and, upon the direction of the     maintain the current relationship, in
advisory agreement is fair and reasonable.    Board, has prepared an independent          part, because of such knowledge. The Board
                                              written evaluation.                         also considered the steps that AIM and its
   The independent Trustees met separately                                                affiliates have taken over the last
during their evaluation of the Fund's            During the annual contract renewal       several years to improve the quality and
investment advisory agreement with            process, the Board considered the factors   efficiency of the services they provide to
independent legal counsel from whom they      discussed below under the heading           the Funds in the areas of investment
received independent legal advice, and the    "Factors and Conclusions and Summary of     performance, product line diversification,
independent Trustees also received            Independent Written Fee Evaluation" in      distribution, fund operations, shareholder
assistance during their deliberations from    evaluating the fairness and                 services and compliance. The Board
the independent Senior Officer, a full-time   reasonableness of the Fund's advisory       concluded that the quality and efficiency
officer of the AIM Funds who reports          agreement at the contract renewal           of the services AIM and its affiliates
directly to the independent Trustees. The     meetings and at their meetings throughout   provide to the AIM Funds in each of these
following discussion more fully describes     the year as part of their ongoing           areas have generally improved, and support
the process employed by the Board to          oversight of the Fund. The Fund's           the Board's approval of the continuance of
evaluate the performance of the AIM Funds     advisory agreement was considered           the Fund's advisory agreement.
(including the Fund) throughout the year      separately, although the Board also
and, more specifically, during the annual     considered the common interests of all of      B. Fund Performance
contract renewal meetings.                    the AIM Funds in their deliberations. The
                                              Board comprehensively considered all of     The Board compared the Fund's performance
THE BOARD'S FUND EVALUATION PROCESS           the information provided to them and did    during the past one and three calendar
                                              not identify any particular factor that     years to the performance of funds in the
The Board's Investments Committee has         was controlling. Furthermore, each          Fund's Lipper peer group that are not
established three Sub-Committees which are    Trustee may have evaluated the              managed by AIM, and against the
responsible for overseeing the management     information provided differently from one   performance of all funds in the Lipper
of a number of the series portfolios of the   another and attributed different weight     Small-Cap Core Funds Index. The Board also
AIM Funds. This Sub-Committee structure       to the various factors. The Trustees        reviewed the methodology used by Lipper to
permits the Trustees to focus on the          recognized that the advisory arrangements   identify the Fund's peers. The Board noted
performance of the AIM Funds that have been   and resulting advisory fees for the Fund    that the Fund's performance was comparable
assigned to them. The Sub-Committees meet     and the other AIM Funds are the result of   to the median performance of its peers for
throughout the year to review the             years of review and negotiation between     the one year period, and above such
performance of their assigned funds, and      the Trustees and AIM, that the Trustees     performance for the three year period. The
the Sub-Committees review monthly and         may focus to a greater extent on certain    Board noted that the Fund's performance
quarterly comparative performance             aspects of these arrangements in some       was comparable to the performance of the
information and periodic asset flow data      years than others, and that the Trustees'   Index for the one year period, and above
for their assigned funds. These materials     deliberations and conclusions in a          such Index for the three year period. The
are prepared under the direction and          particular year may be based in part on     Board also considered the steps AIM has
supervision of the independent Senior         their deliberations and conclusions of      taken over the last several years to
Officer. Over the course of each year, the    these same arrangements throughout the      improve the quality and efficiency of the
Sub-Committees meet with portfolio managers   year and in prior years.                    services that AIM provides to the AIM
for their assigned funds and other members                                                Funds. The Board concluded that AIM
of management and review with these           FACTORS AND CONCLUSIONS AND SUMMARY OF      continues to be responsive to the Board's
individuals the performance, investment       INDEPENDENT WRITTEN FEE EVALUATION          focus on fund performance. Although the
objective(s), policies, strategies and                                                    independent written evaluation of the
limitations of these funds.                   The discussion below serves as a summary    Fund's Senior Officer (discussed below)
                                              of the Senior Officer's independent         only considered Fund performance through
   In addition to their meetings throughout   written evaluation, as well as a            the most recent calendar year, the Board
the year, the Sub-Committees meet at          discussion of the material factors and      also reviewed more recent Fund performance
designated contract renewal meetings each     related conclusions that formed the basis   and this review did not change their
year to conduct an in-depth review of the     for the Board's approval of the Fund's      conclusions.
performance, fees and expenses of their       advisory agreement. Unless otherwise
assigned funds. During the contract renewal   stated, information set forth below is as      C. Advisory Fees and Fee Waivers
process, the Trustees receive comparative     of June 27, 2007 and does not reflect any
performance and fee data regarding all the    changes that may have occurred since that   The Board compared the Fund's contractual
AIM Funds prepared by an independent          date, including but not limited to          advisory fee rate to the contractual
company, Lipper, Inc., under the direction    changes to the Fund's performance,          advisory fee rates of funds in the Fund's
and supervision of the independent Senior     advisory fees, expense limitations and/or   Lipper peer group that are not managed by
Officer who also prepares a separate          fee waivers.                                AIM, at a common asset level and as of the
analysis of this information for the                                                      end of the past calendar year. The Board
Trustees. Each Sub-Committee then makes       I. Investment Advisory Agreement            noted that the Fund's advisory fee rate
recommendations to the Investments                                                        was comparable to the median advisory fee
Committee regarding the performance, fees        A. Nature, Extent and Quality of         rate of its peers. The Board also reviewed
and expenses of their assigned funds. The           Services Provided by AIM              the methodology used by Lipper and noted
Investments Committee considers each                                                      that the contractual fee rates shown by
SubCommittee's recommendations and makes      The Board reviewed the advisory services    Lipper include any applicable long-term
its own recommendations regarding the         provided to the Fund by AIM under the       contractual fee waivers. The Board also
performance, fees and expenses of the AIM     Fund's advisory agreement, the              compared the Fund's contractual advisory
Funds to the full Board. Moreover, the        performance of AIM in providing these       fee rate to the contractual advisory fee
Investments Committee considers each          services, and the credentials and           rates of other clients of AIM and its
SubCommittee's recommendations in making      experience of the officers and employees    affiliates with investment strategies
its annual recommendation to the Board        of AIM who provide these services. The      comparable to those of the Fund, including
whether to approve the continuance of each    Board's review of the qualifications of     two mutual funds advised by AIM and one
AIM Fund's investment advisory agreement      AIM to provide these services included      mutual fund sub-advised by an AIM
and sub-advisory agreement, if applicable     the Board's consideration of AIM's          affiliate. The Board noted that the Fund's
(advisory agreements), for another year.      portfolio and product review process,       rate was: (i) the same as the rate for one
                                              various back office support functions       of the mutual funds and above the rate for
                                              provided by AIM, and AIM's equity and       the other mutual fund; and (ii) above the
                                              fixed income trading operations. The        sub-advisory fee rate for the sub-advised
                                              Board concluded that the nature, extent     mutual fund.
                                              and quality of the advisory services
                                              provided to the Fund by AIM were                                           (continued)
                                              appropriate and that AIM currently is
                                              providing satis-

AIM Trimark Small Companies Fund

   The Board noted that AIM has               AIM and its affiliates from providing       II. Sub-Advisory Agreement
contractually agreed to waive fees and/or     services to the Fund was not excessive in
limit expenses of the Fund through at least   light of the nature, quality and extent        A. Nature, Extent and Quality of
June 30, 2008 in an amount necessary to       of the services provided. The Board               Services Provided by the Sub-Advisor
limit total annual operating expenses to a    considered whether AIM is financially
specified percentage of average daily net     sound and has the resources necessary to    The Board reviewed the services provided
assets for each class of the Fund. The        perform its obligations under the Fund's    by AIM Funds Management Inc. (the
Board considered the contractual nature of    advisory agreement, and concluded that      Sub-Advisor) under the Fund's sub-advisory
this fee waiver and noted that it remains     AIM has the financial resources necessary   agreement, the performance of the
in effect until at least June 30, 2008. The   to fulfill these obligations.               Sub-Advisor in providing these services,
Board reviewed the Fund's effective                                                       and the credentials and experience of the
advisory fee rate, after taking account of       F. Independent Written Evaluation of     officers and employees of the Sub-Advisor
this expense limitation, and considered the         the Fund's Senior Officer             who provide these services. The Board
effect this expense limitation would have                                                 concluded that the nature, extent and
on the Fund's estimated total expenses. The   The Board noted that, upon their            quality of the services provided by the
Board concluded that the levels of fee        direction, the Senior Officer of the        Sub-Advisor were appropriate and that the
waivers/expense limitations for the Fund      Fund, who is independent of AIM and AIM's   Sub-Advisor currently is providing
were fair and reasonable.                     affiliates, had prepared an independent     satisfactory services in accordance with
                                              written evaluation to assist the Board in   the terms of the Fund's sub-advisory
   The Board noted that AIM has not           determining the reasonableness of the       agreement. In addition, based on their
proposed any advisory fee waivers for the     proposed management fees of the AIM         ongoing meetings throughout the year with
Fund. However, the Board also noted that      Funds, including the Fund. The Board        the Fund's portfolio managers, the Board
AIM has recommended that the Board approve    noted that they had relied upon the         concluded that these individuals are
an amendment to the Fund's contractual        Senior Officer's written evaluation         competent and able to continue to carry
advisory fee schedule that would implement    instead of a competitive bidding process.   out their responsibilities under the
the contractual advisory fee waiver that      In determining whether to continue the      Fund's sub-advisory agreement.
had been formerly committed to by AIM,        Fund's advisory agreement, the Board
which waiver provided for lower effective     considered the Senior Officer's written        B. Fund Performance
fee rates at all asset levels than the        evaluation.
Fund's current contractual advisory fee                                                   The Board compared the Fund's performance
schedule. The Board noted that AIM's             G. Collateral Benefits to AIM and its    during the past one and three calendar
recommendation was made in response to the          Affiliates                            years to the performance of funds in the
recommendation of the independent Senior                                                  Fund's Lipper peer group that are not
Officer that AIM consider whether the         The Board considered various other          managed by AIM, and against the
advisory fee waivers for certain equity AIM   benefits received by AIM and its            performance of all funds in the Lipper
Funds, including the Fund, should be          affiliates resulting from AIM's             Small-Cap Core Funds Index. The Board also
simplified. The Board concluded that it       relationship with the Fund, including the   reviewed the methodology used by Lipper to
would be appropriate to approve the           fees received by AIM and its affiliates     identify the Fund's peers. The Board noted
proposed amendment to the Fund's              for their provision of administrative,      that the Fund's performance was comparable
contractual advisory fee schedule and that    transfer agency and distribution services   to the median performance of its peers for
it was not necessary at this time to          to the Fund. The Board considered the       the one year period, and above such
discuss with AIM whether to implement any     performance of AIM and its affiliates in    performance for the three year period. The
fee waivers for the Fund.                     providing these services and the            Board noted that the Fund's performance
                                              organizational structure employed by AIM    was comparable to the performance of the
   After taking account of the Fund's         and its affiliates to provide these         Index for the one year period, and above
contractual advisory fee rate, as well as     services. The Board also considered that    such Index for the three year period. The
the comparative advisory fee information      these services are provided to the Fund     Board also considered the steps AIM has
and the expense limitation discussed above,   pursuant to written contracts which are     taken over the last several years to
the Board concluded that the Fund's           reviewed and approved on an annual basis    improve the quality and efficiency of the
advisory fees were fair and reasonable.       by the Board. The Board concluded that      services that AIM provides to the AIM
                                              AIM and its affiliates were providing       Funds. The Board concluded that AIM
   D. Economies of Scale and Breakpoints      these services in a satisfactory manner     continues to be responsive to the Board's
                                              and in accordance with the terms of their   focus on fund performance. Although the
The Board considered the extent to which      contracts, and were qualified to continue   independent written evaluation of the
there are economies of scale in AIM's         to provide these services to the Fund.      Fund's Senior Officer (discussed below)
provision of advisory services to the Fund.                                               only considered Fund performance through
The Board also considered whether the Fund       The Board considered the benefits        the most recent calendar year, the Board
benefits from such economies of scale         realized by AIM as a result of portfolio    also reviewed more recent Fund performance
through contractual breakpoints in the        brokerage transactions executed through     and this review did not change their
Fund's advisory fee schedule or through       "soft dollar" arrangements. Under these     conclusions.
advisory fee waivers or expense               arrangements, portfolio brokerage
limitations. The Board noted that the         commissions paid by the Fund and/or other      C. Sub-Advisory Fees
Fund's contractual advisory fee schedule      funds advised by AIM are used to pay for
currently includes only one breakpoint but    research and execution services. The        The Board compared the Fund's contractual
that the amendment to the Fund's              Board noted that soft dollar arrangements   sub-advisory fee rate to the sub-advisory
contractual advisory fee schedule discussed   shift the payment obligation for the        fees paid by other sub-advisory clients of
above provides for seven breakpoints. Based   research and executions services from AIM   the Sub-Advisor with investment strategies
on this information, the Board concluded      to the funds and therefore may reduce       comparable to those of the Fund, including
that the Fund's advisory fees will            AIM's expenses. The Board also noted that   one mutual fund sub-advised by the
appropriately reflect economies of scale      research obtained through soft dollar       Sub-Advisor. The Board noted that the
upon the Board's approval of the amendment    arrangements may be used by AIM in making   Fund's sub-advisory fee rate was below the
to the Fund's contractual advisory fee        investment decisions for the Fund and may   sub-advisory fee rate for the mutual fund.
schedule. The Board also noted that the       therefore benefit Fund shareholders. The    The Board considered the services to be
Fund shares directly in economies of scale    Board concluded that AIM's soft dollar      provided by the Sub-Advisor pursuant to
through lower fees charged by third party     arrangements were appropriate. The Board    the Fund's sub-advisory agreement and the
service providers based on the combined       also concluded that, based on their         services to be provided by AIM pursuant to
size of all of the AIM Funds and              review and representations made by AIM,     the Fund's advisory agreement, as well as
affiliates.                                   these arrangements were consistent with     the allocation of fees between AIM and the
                                              regulatory requirements.                    Sub-Advisor pursuant to the sub-advisory
   E. Profitability and Financial Resources                                               agreement. The Board noted that the
of AIM The Board reviewed information from       The Board considered the fact that the   sub-advisory fees have no direct effect on
AIM concerning the costs of the advisory      Fund's uninvested cash and cash             the Fund or its shareholders, as they are
and other services that AIM and its           collateral from any securities lending      paid by AIM to the Sub-Advisor, and that
affiliates provide to the Fund and the        arrangements may be invested in money       AIM and the Sub-Advisor are affiliates.
profitability of AIM and its affiliates in    market funds advised by AIM pursuant to     After taking account of the Fund's
providing these services. The Board also      procedures approved by the Board. The       contractual sub-advisory fee rate, as well
reviewed information concerning the           Board noted that AIM will receive           as the comparative sub-advisory fee
financial condition of AIM and its            advisory fees from these affiliated money   information and the expense limitation
affiliates. The Board also reviewed with      market funds attributable to such           discussed above, the Board concluded that
AIM the methodology used to prepare the       investments, although AIM has               the Fund's sub-advisory fees were fair and
profitability information. The Board          contractually agreed to waive the           reasonable.
considered the overall profitability of       advisory fees payable by the Fund with
AIM, as well as the profitability of AIM in   respect to its investment of uninvested        D. Financial Resources of the
connection with managing the Fund. The        cash in these affiliated money market             Sub-Advisor
Board noted that AIM continues to operate     funds through at least June 30, 2008. The
at a net profit, although increased           Board considered the contractual nature     The Board considered whether the
expenses in recent years have reduced the     of this fee waiver and noted that it        Sub-Advisor is financially sound and has
profitability of AIM and its affiliates.      remains in effect until at least June 30,   the resources necessary to perform its
The Board concluded that the Fund's           2008. The Board concluded that the Fund's   obligations under the Fund's sub-advisory
advisory fees were fair and reasonable, and   investment of uninvested cash and cash      agreement, and concluded that the
that the level of profits realized by         collateral from any securities lending      Sub-Advisor has the financial resources
                                              arrangements in the affiliated money        necessary to fulfill these obligations.
                                              market funds is in the best interests of
                                              the Fund and its shareholders.

AIM Trimark Small Companies Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2007:

       FEDERAL AND STATE INCOME TAX

         Long-Term Capital Gain Dividends                      $16,259,966
         Qualified Dividend Income*                                  47.56%
         Corporate Dividends Received Deduction*                     27.71%

       * The above percentages are based on ordinary income dividends paid to shareholders during the fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

         Qualified Short-Term Gains                             $5,491,356

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2007, April 30, 2007, July 31, 2007 and October 31, 2007 were 28.43%, 41.21%, 42.71%, and 37.52%, respectively.

AIM Trimark Small Companies Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Investment Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY
TRUST                             SINCE      DURING PAST 5 YEARS                       TRUSTEE/ DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Interested Persons
-------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007       Director, Chief Executive Officer and     None
  Trustee                                    President, Invesco Ltd. (ultimate parent
                                             of AIM and a global investment
                                             management firm) and, INVESCO PLC
                                             (parent of AIM and a global investment
                                             management firm); Chairman, A I M
                                             Advisors, Inc. (registered investment
                                             advisor); Director, Chairman, Chief
                                             Executive Officer and President, IVZ
                                             Inc. (holding company); and INVESCO
                                             North American Holdings, Inc. (holding
                                             company); Chairman and President,
                                             INVESCO Group Services, Inc. (service
                                             provider); Trustee, The AIM Family of
                                             Funds(R); Vice Chairman, Investment
                                             Company Institute; and Member of
                                             Executive Board, SMU Cox School of
                                             Business

                                             Formerly: Chairman, Investment Company
                                             Institute; President, Co-Chief Executive
                                             Officer, Co-President, Chief Operating
                                             Officer and Chief Financial Officer,
                                             Franklin Resources, Inc. (global
                                             investment management organization)
-------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954     2006       Director, Chief Executive Officer and     None
  Trustee, President and                     President, AIM Mutual Fund Dealer Inc.
  Principal                                  (registered broker dealer), A I M
  Executive Officer                          Advisors, Inc., AIM Funds Management
                                             Inc. d/b/a INVESCO Enterprise Services
                                             (registered investment advisor and
                                             registered transfer agent) and 1371
                                             Preferred Inc. (holding company);
                                             Director, Chairman, Chief Executive
                                             Officer and President, A I M Management
                                             Group Inc. (financial services holding
                                             company) and A I M Capital Management,
                                             Inc. (registered investment advisor);
                                             Director and President, INVESCO Funds
                                             Group, Inc. (registered investment
                                             advisor and register transfer agent) and
                                             AIM GP Canada Inc. (general partner for
                                             a limited partnership); Director, A I M
                                             Distributors, Inc. (registered broker
                                             dealer); Director and Chairman, AIM
                                             Investment Services, Inc. (registered
                                             transfer agent) and INVESCO
                                             Distributors, Inc. (registered broker
                                             dealer); Director, President and
                                             Chairman, IVZ Callco Inc. (holding
                                             company), INVESCO Inc. (holding company)
                                             and AIM Canada Holdings Inc. (holding
                                             company); Director and Chief Executive
                                             Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund
                                             Inc.) (corporate mutual fund company)
                                             and AIM Trimark Canada Fund Inc.
                                             (corporate mutual fund company);
                                             Trustee, President and Principal
                                             Executive Officer of The AIM Family of
                                             Funds--Registered Trademark-- (other
                                             than AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and
                                             Tax-Free Investments Trust); Trustee and
                                             Executive Vice President, The AIM Family
                                             of Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); and Manager,
                                             PowerShares Capital Management LLC

                                             Formerly: Director and Chairman, Fund
                                             Management Company (registered broker
                                             dealer); President and Principal
                                             Executive Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only); Chairman, AIM
                                             Canada Holdings, Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark
                                             Canada Fund Inc.; and Director, Trimark
                                             Trust (federally regulated Canadian
                                             Trust Company)
-------------------------------------------------------------------------------------------------------------------------
 Independent Trustees
-------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2001       Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                          (technology consulting company)           and Captaris, Inc. (unified
                                                                                       messaging provider)
-------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         1987       Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                              investment company) (2 portfolios)
                                             Formerly: Partner, law firm of Baker &
                                             McKenzie
-------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2003       Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                    (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder
                                             Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2001       Director of a number of public and        None
  Trustee                                    private business corporations, including
                                             the Boss Group Ltd. (private investment
                                             and management); Reich & Tang Funds
                                             (Chairman) (registered investment
                                             company) (7 portfolios), Daily Income
                                             Fund (4 portfolios), California Daily
                                             Tax Free Income Fund, Inc., Connecticut
                                             Daily Tax Free Income Fund, Inc. and New
                                             Jersey Daily Municipal Fund, Inc.,
                                             Annuity and Life Re (Holdings), Ltd.
                                             (insurance company), and Homeowners of
                                             America Holding Corporation (property
                                             casualty company)

                                             Formerly: Director, CompuDyne
                                             Corporation (provider of product and
                                             services to the public security market);
                                             Director, President and Chief Executive
                                             Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo;
                                             Director of various affiliated Volvo
                                             companies; and Director, Magellan
                                             Insurance Company
-------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2001       Chief Executive Officer, Twenty First     Administaff
  Trustee                                    Century Group, Inc. (government affairs
                                             company); and Owner and Chief Executive
                                             Officer, Dos Angelos Ranch, L.P.
                                             (cattle, hunting, corporate
                                             entertainment), and Discovery Global
                                             Education Fund (non-profit)
                                             Formerly: Chief Executive Officer,
                                             Texana Timber LP (sustainable forestry
                                             company)

-------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2001       Partner, law firm of Kramer Levin         Director, Reich & Tang Funds) (7
  Trustee                                    Naftalis and Frankel LLP                  portfolios)
-------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2001       Formerly: Chief Executive Officer, YWCA   None
  Trustee                                    of the USA
-------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2001       Partner, law firm of Pennock & Cooper     None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         1987       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2003       Retired                                   None
  Trustee
-------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005       Retired                                   None
  Trustee                                    Formerly: Partner, Deloitte & Touche;
                                             and Director, Mainstay VP Series Funds,
                                             Inc. (25 portfolios)
-------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of INVESCO PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Trimark Small Companies Fund


                                                                                       OTHER
                                  TRUSTEE                                              TRUSTEESHIP(S)/
NAME, YEAR OF BIRTH AND           AND/OR                                               DIRECTORSHIP(S)
POSITION(S) HELD WITH THE         OFFICER    PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE/
TRUST                             SINCE      DURING PAST 5 YEARS                       DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
 Other Officers
-------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005       Senior Vice President and Senior Officer  N/A
  Senior Vice President and                  of The AIM Family of Funds--Registered
  Senior Officer                             Trademark--
                                             Formerly: Director of Compliance and
                                             Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant,
                                             Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual
                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006       Director, Senior Vice President,          N/A
  Senior Vice President, Chief               Secretary and General Counsel, A I M
  Legal Officer and Secretary                Management Group Inc., A I M Advisors,
                                             Inc. and A I M Capital Management, Inc.;
                                             Director, Vice President and Secretary,
                                             AIM Investment Services, Inc. and
                                             INVESCO Distributors, Inc.; Director,
                                             Senior Vice President and Secretary,
                                             A I M Distributors, Inc.; Director and
                                             Vice President, INVESCO Funds Group
                                             Inc.; Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--; and
                                             Manager, PowerShares Capital Management
                                             LLC

                                             Formerly: Director, Vice President and
                                             Secretary, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc.; Chief Operating Officer, Senior
                                             Vice President, General Counsel and
                                             Secretary, Liberty Ridge Capital, Inc.
                                             (an investment adviser); Vice President
                                             and Secretary, PBHG Funds (an investment
                                             company); Vice President and Secretary,
                                             PBHG Insurance Series Fund (an
                                             investment company); General Counsel and
                                             Secretary, Pilgrim Baxter Value
                                             Investors (an investment adviser); Chief
                                             Operating Officer, General Counsel and
                                             Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General
                                             Counsel and Secretary, Old Mutual Fund
                                             Services (an administrator); General
                                             Counsel and Secretary, Old Mutual
                                             Shareholder Services (a shareholder
                                             servicing center); Executive Vice
                                             President, General Counsel and
                                             Secretary, Old Mutual Capital, Inc. (an
                                             investment adviser); and Vice President
                                             and Secretary, Old Mutual Advisors Funds
                                             (an investment company)
-------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004       Global Compliance Director, INVESCO PLC;  N/A
  Vice President                             and Vice President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Senior Vice President, A I M
                                             Management Group Inc. (financial
                                             services holding company); Senior Vice
                                             President and Chief Compliance Officer,
                                             A I M Advisors, Inc. and The AIM Family
                                             of Funds--Registered Trademark--; Vice
                                             President and Chief Compliance Officer,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund
                                             Management Company; Senior Vice
                                             President and Chief Compliance Officer
                                             of The AIM Family of Funds--Registered
                                             Trademark--; and Senior Vice President
                                             and Compliance Director, Delaware
                                             Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003       Senior Vice President and General
  Vice President                             Counsel, INVESCO PLC; Director, INVESCO
                                             Funds Group, Inc.; Director and
                                             Secretary, IVZ, Inc. and INVESCO Group
                                             Services, Inc.; Secretary, INVESCO North
                                             American Holdings, Inc.; and Vice
                                             President of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Director, Senior Vice           N/A
                                             President, Secretary and General
                                             Counsel, A I M Management Group Inc. and
                                             A I M Advisors, Inc.; Senior Vice
                                             President, A I M Distributors, Inc.;
                                             Director, General Counsel and Vice
                                             President, Fund Management Company; Vice
                                             President, A I M Capital Management,
                                             Inc. and AIM Investment Services, Inc.;
                                             Senior Vice President, Chief Legal
                                             Officer and Secretary of The AIM Family
                                             of Funds--Registered Trademark--;
                                             Director and Vice President, INVESCO
                                             Distributors, Inc.; Chief Executive
                                             Officer and President, INVESCO Funds
                                             Group, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Financial
                                             Companies, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004       Vice President, A I M Advisors, Inc. and  N/A
  Vice President, Principal                  A I M Capital Management, Inc.; and Vice
  Financial Officer and                      President, Treasurer and Principal
  Treasurer                                  Financial Officer of The AIM Family of
                                             Funds--Registered Trademark--

                                             Formerly: Fund Treasurer, A I M
                                             Advisors, Inc.; Senior Vice President,
                                             AIM Investment Services, Inc.; and Vice
                                             President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2004       Head of INVESCO's World Wide Fixed        N/A
  Vice President                             Income and Cash Management Group;
                                             Director of Cash Management and Senior
                                             Vice President, A I M Advisors, Inc. and
                                             A I M Capital Management, Inc; Executive
                                             Vice President, A I M Distributors,
                                             Inc.; Senior Vice President, A I M
                                             Management Group Inc.; Vice President,
                                             The AIM Family of Funds--Registered
                                             Trademark-- (other than AIM Treasurer's
                                             Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust);
                                             and President and Principal Executive
                                             Officer, The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
                                             Formerly: Director and President, Fund
                                             Management Company; Chief Cash
                                             Management Officer and Managing
                                             Director, A I M Capital Management,
                                             Inc.; Vice President, A I M Advisors,
                                             Inc. and The AIM Family of
                                             Funds--Registered Trademark-- (AIM
                                             Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free
                                             Investments Trust only)
-------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005       Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                      Officer, A I M Advisors, Inc., A I M
  Compliance Officer                         Capital Management, Inc., A I M
                                             Distributors, Inc., AIM Investment
                                             Services, Inc., AIM Private Asset
                                             Management, Inc. and The AIM Family of
                                             Funds--Registered Trademark--
                                             Formerly: Anti-Money Laundering
                                             Compliance Officer, Fund Management
                                             Company; and Manager of the Fraud
                                             Prevention Department, AIM Investment
                                             Services, Inc.
-------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006       Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                   Group Inc.; Senior Vice President and
                                             Chief Compliance Officer, A I M
                                             Advisors, Inc. and A I M Capital
                                             Management, Inc.; Chief Compliance
                                             Officer of The AIM Family of
                                             Funds--Registered Trademark--, INVESCO
                                             Global Asset Management (N.A.), Inc.,
                                             (registered investment advisor), INVESCO
                                             Institutional (N.A.), Inc., (registered
                                             investment advisor), INVESCO Private
                                             Capital Investments, Inc. (holding
                                             company), INVESCO Private Capital, Inc.
                                             (registered investment advisor) and
                                             INVESCO Senior Secured Management, Inc.
                                             (registered investment advisor); and
                                             Vice President, A I M Distributors, Inc.
                                             and AIM Investment Services, Inc.

                                             Formerly: Vice President, A I M Capital
                                             Management, Inc. and Fund Management
                                             Company; Global Head of Product
                                             Development, AIG-Global Investment
                                             Group, Inc.; and Chief Compliance
                                             Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management
-------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   AIM Funds Management,
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    5140 Yonge St.
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Suite 900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Toronto, Canada M2N 6X7

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            Company
Floor                         1177 Avenue of the       Houston, TX 77210-4739   225 Franklin Street
Philadelphia, PA 19103-7599   Americas                                          Boston, MA 02110-2801
                              New York, NY 10036-2714

Supplement to Annual Report dated 10/31/07

AIM Trimark Small Companies Fund             ==========================================      PLEASE NOTE THAT PAST PERFORMANCE IS
                                             AVERAGE ANNUAL TOTAL RETURNS                 NOT INDICATIVE OF FUTURE RESULTS. MORE
Institutional Class Shares                   For periods ended 10/31/07                   RECENT RETURNS MAY BE MORE OR LESS THAN
                                                                                          THOSE SHOWN. ALL RETURNS ASSUME
The following information has been           Inception                            17.02%  REINVESTMENT OF DISTRIBUTIONS AT NAV.
prepared to provide Institutional Class         1 Year                            12.60   INVESTMENT RETURN AND PRINCIPAL VALUE
shareholders with a performance overview                                                  WILL FLUCTUATE SO YOUR SHARES, WHEN
specific to their holdings. Institutional    AVERAGE ANNUAL TOTAL RETURNS                 REDEEMED, MAY BE WORTH MORE OR LESS THAN
Class shares are offered exclusively to      For periods ended 9/30/07, most recent       THEIR ORIGINAL COST. SEE FULL REPORT FOR
institutional investors, including defined   calendar quarter-end                         INFORMATION ON COMPARATIVE BENCHMARKS.
contribution plans that meet certain                                                      PLEASE CONSULT YOUR FUND PROSPECTUS FOR
criteria.                                    Inception                            16.99%  MORE INFORMATION. FOR THE MOST CURRENT
                                                1 Year                            16.38   MONTH-END PERFORMANCE, PLEASE CALL
                                             ==========================================   800-451-4246 OR VISIT
                                                                                          AIMINVESTMENTS.COM.
                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 30, 2004. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE (NAV) AND
                                             REFLECT THE HIGHER RULE 12B-1 FEES
                                             APPLICABLE TO CLASS A SHARES. CLASS A
                                             SHARES' INCEPTION DATE IS NOVEMBER 4,
                                             2003.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS
                                             AT NAV. PERFORMANCE OF INSTITUTIONAL
                                             CLASS SHARES WILL DIFFER FROM
                                             PERFORMANCE OF OTHER SHARE CLASSES
                                             PRIMARILY DUE TO DIFFERING SALES CHARGES
                                             AND CLASS EXPENSES.

==========================================      HAD THE ADVISOR NOT WAIVED FEES
NASDAQ SYMBOL                        ATIIX   AND/OR REIMBURSED EXPENSES, PERFORMANCE
==========================================   WOULD HAVE BEEN LOWER.

Over for information on your Fund's expenses.

=======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

=======================================================================================

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com                 T-SCO-INS-1          A I M Distributors, Inc.

                                                        [AIM INVESTMENTS LOGO]
                                                      -- REGISTERED TRADEMARK --

AIM Trimark Small Companies Fund

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007, through October 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                  HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE
                                                     ACTUAL                        EXPENSES)
                           BEGINNING         ENDING         EXPENSES         ENDING         EXPENSES      ANNUALIZED
                         ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
SHARE CLASS               (05/01/07)      (10/31/07)(1)     PERIOD(2)      (10/31/07)       PERIOD(2)       RATIO
Institutional              $1,000.00        $1,015.50         $4.32         $1,020.92         $4.33          0.85%

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2007, through October 31, 2007, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIMinvestments.com     T-SCO-INS-1     A I M Distributors, Inc.

                          [EDELIVERY GO                             Fund holdings and proxy voting information
                            PAPERLESS
                   AIMINVESTMENTS.COM/EDELIVERY                     The Fund provides a complete list of its holdings four times in
                             GRAPHIC]                               each fiscal year, at the quarter-ends. For the second and
                                                                    fourth quarters, the lists appear in the Fund's semiannual and
REGISTER FOR EDELIVERY                                              annual reports to shareholders. For the first and third
                                                                    quarters, the Fund files the lists with the Securities and
eDelivery is the process of receiving your fund and account         Exchange Commission (SEC) on Form N-Q. The most recent list of
information via e-mail. Once your quarterly statements, tax         portfolio holdings is available at AIMinvestments.com. From our
forms, fund reports, and prospectuses are available, we will send   home page, click on Products & Performance, then Mutual Funds,
you an e-mail notification containing links to these documents.     then Fund Overview. Select your Fund from the drop-down menu
For security purposes, you will need to log in to your account to   and click on Complete Quarterly Holdings. Shareholders can also
view your statements and tax forms.                                 look up the Fund's Forms N-Q on the SEC Web site at sec.gov.
                                                                    Copies of the Fund's Forms N-Q may be reviewed and copied at
WHY SIGN UP?                                                        the SEC Public Reference Room in Washington, D.C. You can
                                                                    obtain information on the operation of the Public Reference
Register for eDelivery to:                                          Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request
o  save your Fund the cost of printing and postage.                 at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
o  reduce the amount of paper you receive.
                                                                    A description of the policies and procedures that the Fund uses
o  gain access to your documents faster by not waiting for the      to determine how to vote proxies relating to portfolio
   mail.                                                            securities is available without charge, upon request, from our
                                                                    Client Services department at 800-959-4246 or on the AIM Web
o  view your documents online anytime at your convenience.          site, AIMinvestments.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the
o  save the documents to your personal computer or print them out   SEC Web site, sec.gov.
   for your records.
                                                                    Information regarding how the Fund voted proxies related to its
HOW DO I SIGN UP?                                                   portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to AIMinvestments.com, access
It's easy. Just follow these simple steps:                          the About Us tab, click on Required Notices and then click on
                                                                    Proxy Voting Activity. Next, select the Fund from the drop-down
1. Log in to your account.                                          menu. The information is also available on the SEC Web site,
                                                                    sec.gov.
2. Click on the "Service Center" tab.
                                                                    If used after January 20, 2008, this report must be accompanied
3. Select "Register for eDelivery" and complete the consent         by a Fund fact sheet or by an AIM Quarterly Performance Review
   process.                                                         for the most recent quarter-end. Mutual funds and
                                                                    exchange-traded funds distributed by A I M Distributors, Inc.
This AIM service is provided by AIM Investment Services, Inc.
                                                                    T-SCO-AR-1   A I M Distributors, Inc.

                                                                                                             [AIM INVESTMENTS LOGO]
                                                                                                          -- REGISTERED TRADEMARK --

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                 Percentage of Fees
                                                 Billed Applicable                            Percentage of Fees
                                                    to Non-Audit                             Billed Applicable to
                                                 Services Provided                            Non-Audit Services
                                                for fiscal year end                           Provided for fiscal
                          Fees Billed for         2007 Pursuant to       Fees Billed for         year end 2006
                         Services Rendered           Waiver of        Services Rendered to    Pursuant to Waiver
                         to the Registrant          Pre-Approval       the Registrant for       of Pre-Approval
                     for fiscal year end 2007      Requirement(1)     fiscal year end 2006      Requirement(1)
                     ------------------------   -------------------   --------------------   --------------------
Audit Fees                   $347,451                  N/A                   $345,827                N/A
Audit-Related Fees           $      0                    0%                  $      0                  0%
Tax Fees(2)                  $ 77,633                    0%                  $ 69,828                  0%
All Other Fees               $      0                    0%                  $      0                  0%
                             --------                                        --------
Total Fees                   $425,084                    0%                  $415,655                  0%

PWC billed the Registrant aggregate non-audit fees of $77,633 for the fiscal year ended 2007, and $69,828 for the fiscal year ended 2006, for non-audit services rendered to the Registrant.

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end October 31, 2007 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2006 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                        Fees Billed for                               Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2007    Provided for fiscal   fiscal year end 2006    Provided for fiscal
                      That Were Required        year end 2007       That Were Required        year end 2006
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                     by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                       Audit Committee         Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $ 0                    0%                     $ 0                     0%
Tax Fees                      $ 0                    0%                     $ 0                     0%
All Other Fees                $ 0                    0%                     $ 0                     0%
                              ---                                           ---
Total Fees(2)                 $ 0                    0%                     $ 0                     0%

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2007, and $0 for the fiscal year ended 2006, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 17, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 17, 2007, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 4, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 4, 2008


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: January 4, 2008

                                  EXHIBIT INDEX

12(a)(1)   Code of Ethics.

12(a)(2)   Certifications of principal executive officer and principal financial officer as required by
           Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b)      Certifications of principal executive officer and principal financial officer as required by
           Rule 30a-2(b) under the Investment Company Act of 1940.